ANNUAL REPORT

-------------------------
GE INSTITUTIONAL FUNDS


SEPTEMBER 30, 2001

{LOGO OMITTED]

WE BRING GOOD THINGS TO LIFE.

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
                                                         GE INSTITUTIONAL FUNDS
-------------------------------------------------------------------------------
TABLE OF CONTENTS
-------------------------------------------

LETTER FROM THE PRESIDENT ...........................................      2

FINANCIAL INFORMATION

MANAGER REVIEWS AND SCHEDULES OF INVESTMENTS

     U.S. Equity Fund ...............................................      4

     S&P 500 Index Fund .............................................      8

     Value Equity Fund ..............................................     15

     Mid-Cap Growth Fund ............................................     19

     Mid-Cap Value Equity Fund ......................................     23

     Small-Cap Value Equity Fund ....................................     26

     International Equity Fund ......................................     29

     Europe Equity Fund .............................................     34

     Emerging Markets Fund ..........................................     38

     Premier Growth Equity Fund .....................................     43

     Premier Research Equity Fund ...................................     46

     Premier International Equity Fund ..............................     49

     Income Fund ....................................................     52

     Strategic Investment Fund ......................................     59

     Money Market Fund ..............................................     63

NOTES TO PERFORMANCE ................................................     65

NOTES TO SCHEDULES OF INVESTMENTS ...................................     67

FINANCIAL STATEMENTS

     Financial Highlights ...........................................     68

     Notes to Financial Highlights ..................................     71

     Statements of Assets and Liabilities ...........................     72

     Statements of Operations .......................................     76

     Statements of Changes in Net Assets ............................     80

     Notes to Financial Statements ..................................     84

REPORT OF INDEPENDENT ACCOUNTANTS ...................................     92

TAX INFORMATION .....................................................     93

INVESTMENT TEAM .....................................................     94

This report has been prepared for shareholders and may be distributed to others only if preceded or accompanied by a current prospectus.

                                                      LETTER FROM THE PRESIDENT
-------------------------------------------------------------------------------

DEAR SHAREHOLDER

Attached is the Annual Report for the GE Institutional Funds, for the fiscal year ended September 30, 2001. I invite you to read this letter to understand more about the past year in the investment markets and the outlook going forward, as well as some perspective to consider in these trying times. To find out specific information about a particular fund's performance, please take a few minutes to review the portfolio manager commentary and the fund specific data included in this report.

MARKET OVERVIEW

It is safe to say that the past year was like no other we've experienced. Certainly, the most notable and tragic event occurred on September 11th, a day that America will never forget. While the memory of thousands of victims and their families remain with us, so do a number of questions about what the terrorist attacks will mean for our country, our economy and specific to the concerns of this report, your investments.

The attacks came at the end of what had already been a challenging year for the U.S. economy. The rate of economic growth began to show signs of slowing as 2000 came to an end. The growth rate continued to slow through the first half of 2001. The Federal Reserve (the "Fed"), to its credit, took aggressive action in an effort to stimulate economic growth, by reducing short-term interest rates regularly, beginning in January. There were signs that by the end of summer, the Fed's actions might succeed in thwarting or minimizing the depth of a recession and boosting the rate of economic growth by year's end. That was until September 11, when the tragedy that befell the country also was felt by the economy. A number of industries, most notably in the airline, lodging and insurance areas, felt a direct impact.

While stocks had been moving in a generally negative direction throughout the year, the markets made one last significant drop in the aftermath of the attacks. In fact, the final three months of the fiscal year resulted in the fourth worst decline in the stock market since 1928. But that just capped what had already been a very difficult year for equity investors. Over the 12 months ended September 30, 2001, the Standard & Poor's 500 Index declined by 26.7%, while the Dow Jones Industrial Average lost almost 17%. The technology-heavy NASDAQ Composite Index fared even worse, losing nearly 60% of its value over the same time period. Although the markets came to life briefly in January and again in April, ongoing concerns about weakening corporate profits, a result of the nation's struggling economy, took a toll on most stocks. At one time or another, nearly every industry represented in the market faced difficult times.

With the economy continuing to slow throughout the year, interest in bonds was on the rise. Anticipating the Fed's rate-cutting actions, the bond market rallied late in 2000, and continued on that path for most of 2001. Even in July and August, when there was some expectation that an economic turnaround was at hand, interest rates on bonds continued to decline, boosting bond values. Throughout the year, the biggest rate reductions took place in shorter-term securities. The yield on 3-month U.S. Treasury bills fell 3.5% over the 12-month period, while yields on 30-year Treasury bonds declined less than 0.50%.

The economic slowdown was felt not just in U.S. markets. Recession fears also affected other countries. Europe's economies showed signs of weakness, but unlike the Fed, the European Central Bank generally hesitated to trim interest rates until late in the summer. Japan's economy continued to slump as a new government promised much-needed reforms, but doubts grew as to how quickly those would take place. Other Asian markets also were in decline, and most emerging markets suffered as investors showed less appetite for risk.

FUND HIGHLIGHTS

Although the investment markets have presented significant challenges in recent weeks, we at the GE Institutional Funds family are proud to recognize the outstanding performance generated by a number of our funds.

Among the most notable accomplishments are the long-term records turned in by the GE Institutional U.S. Equity Fund and the GE Institutional Small-Cap Value Equity Fund. Each ranks in the top 20% of its competitive fund group for the 12-month and 3-year periods ended September 30, 2001, according to the independent mutual fund rating firm Morningstar.

In addition, the GE Institutional Emerging Markets Fund ranks in the top 20% of its competitive group for the three-year period ended September 30, 2001.

Please see Notes to Performance on pages 65-66.

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                                           LETTER FROM THE PRESIDENT (CONTINUED)
-------------------------------------------------------------------------------


MARKET OUTLOOK

In the months ahead, the markets will be trying to get a grip on the full extent of the economic fallout stemming from the September 11th attacks and subsequent events. It is difficult to say at this point what the magnitude of the economic slowdown is, or when the economy can be expected to recover. Many companies have been assessing the impact of the terrorist attacks in conjunction with the slowing economy, and expectations are for lower profits across a number of industries. This process could lead to the discovery of a true bottom for the stock market, though the rebound may be marked by significant volatility. The focus of domestic equity portfolios will be primarily on high-quality companies with sustainable franchises, which should withstand the expected volatility in the markets over the coming months. Foreign equity markets are likely to face similar conditions given the amount of uncertainty confronting investors. Bond portfolios are positioned to take a neutral stance on the markets until clearer patterns develop in the interest-rate environment. In general, patience and a deliberate approach are likely to be the best policies for investors.

A TIME FOR DISCIPLINE

There's little doubt that the world we live in today feels far different than it did before September 11th. As an investor, it is easy to be distracted by fast-moving events and concerned about what may lie ahead. This is a time when it's important to remember the importance of staying true to your ultimate investment objectives. Successful investors know that they must not let day-to-day events drive long-term investment decisions. For most investors, the past year has been a test of their resolve to stick with a strategy that fits their goals and their comfort level. Now may be a good time for you to closely review where you stand and whether you believe the types of investments you've chosen are still appropriate for your situation. Chances are, if your circumstances haven't dramatically changed, your portfolio shouldn't change significantly either. Markets have always struggled in certain periods of time, but history tells us that ultimately, they recover. If you still believe in your goals and dreams and in the future of America, now, more than ever, is a time to stay true to your objectives as an investor.

All of us at GE Institutional Funds wish to extend a special thanks to you for continuing to place your trust in our investment professionals. While these can be difficult and distracting times, it is more important than ever for you to make the most of your investment portfolio. We look forward to continuing to be your partner as you pursue your financial goals.

Sincerely,

/s/ Michael J. Cosgrove

Michael J. Cosgrove
CHAIRMAN, GE INSTITUTIONAL FUNDS
OCTOBER 19, 2001

MIKE COSGROVE IS THE PRESIDENT OF THE ASSET MANAGEMENT SERVICES GROUP OF GE FINANCIAL ASSURANCE HOLDINGS, INC., AND OF GE INVESTMENT DISTRIBUTORS, INC., THE FUNDS' DISTRIBUTOR, AND SERVES AS A TRUSTEE OF THE GE PENSION TRUST AND GE'S EMPLOYEE SAVINGS PROGRAM. PREVIOUSLY CHIEF FINANCIAL OFFICER OF GE ASSET MANAGEMENT AND ASSISTANT TREASURER - GE COMPANY, MIKE JOINED GE IN 1970 AND HELD A NUMBER OF MANAGERIAL POSITIONS IN FINANCE AND SALES IN THE INTERNATIONAL OPERATION AND IN GE TRADING COMPANY. HE HAS A B.S. IN ECONOMICS FROM FORDHAM UNIVERSITY AND AN M.B.A. FROM ST. JOHN'S UNIVERSITY.

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                                                               U.S. EQUITY FUND
--------------------------------------------------------------------------------

Q&A

Q. HOW DID THE U.S. EQUITY FUND PERFORM COMPARED TO ITS BENCHMARK AND LIPPER PEER GROUP DURING THE ONE-YEAR PERIOD ENDED SEPTEMBER 30, 2001?

A. The U.S. Equity Fund declined 17.49% for the Investment Class shares for the one-year period ended September 30, 2001. The Fund finished far ahead of both its broad-based benchmark index, the Standard & Poor's 500 Composite Price Index, which declined 26.66%, and our Lipper peer group of 667 Large Cap Core funds, which lost an average of 27.41%. The Fund declined 15.23% for the Service Class shares for the period January 3, 2001 (commencement of operations) through September 30, 2001, while the Index lost 20.43% for the same period.

Q.  WHY DID THE FUND OUTPERFORM ITS BENCHMARK FOR THE ONE-YEAR PERIOD?

A. The Fund's success relative to its benchmark is due in large part to our underweight in technology. Over the twelve month period, the Fund's technology position was 18%, while that sector represents 22% of the S&P 500 benchmark. While the sector declined more than 62% for the S&P 500 benchmark, our holdings declined by only 36%. We were able to avoid stocks such as Hewlett Packard (-66%), as well as JDS Uniphase (-93%), Corning (-91%), and Lucent Technologies (-80%). On the other hand, our holdings, such as First Data, returned more than 50%, and Equifax gained more than 38% over this time frame. Other holdings such as Microsoft and IBM were down modestly compared to the rest of the sector.

Q.  WHICH STOCKS/SECTORS HAVE NOT PERFORMED WELL? WHICH HAVE PERFORMED WELL?

A. The overall environment for the past twelve months has been difficult, as the S&P 500 return of negative 26.66% suggests. Only two sectors for the S&P 500 posted positive returns over this period, including basic materials with a 12% advance, and consumer stable stocks, with a positive return of 2%. Most of the sectors posted double-digit losses over the period, with technology (-62%), capital goods (-23%), and utilities (-22%) the biggest detractors from performance. Consumer cyclicals (-14%), financials (-13%), and energy (-13%) were not far behind.

    Our healthcare holdings did well in this environment, as investors looked for defensive, safe haven companies to weather the storm. Issues such as Cardinal Health, Lincare, and Johnson & Johnson helped performance. In the consumer cyclicals sector, Target and Lowes did well over the period with returns of 39% and 24%, respectively.

Q.  HOW WILL THE TERRORIST ATTACKS OF
    SEPTEMBER 11, 2001 IMPACT THE FUND?

A. September of 2001 will never be dismissed as just another market correction. It is the month in which the geopolitical and economic landscape was repainted. The devastation of September 11, 2001 caused the markets to close for almost a week and the S&P 500 to fall more than 8% in September. Despite the enormous amount of fear, the markets have begun to digest the information without irrational panic.

    The major question facing investors today is the magnitude and duration of the U.S. economic slowdown/recession. Consumer confidence has been negatively affected since the crisis events of September and it remains to be seen how fast it will bounce back. As an offset to the weakening economic outlook, the Federal Reserve has continued its easing posture during the last month, with an eighth drop in the Fed Funds rate to 3.0% from 6.5% at the beginning of the year. At the current moment, many companies are assessing the impact of the terrorist attacks in conjunction with the slowing economy and the results are lower earnings estimates across most industries.

    Due to a broadly diversified portfolio, the Fund held up relatively well during the correction. We had very little exposure to airlines and modest exposure to the insurance industry. While the airlines industry will have operating difficulties for some time to come, we remain positive on the insurance industry due to positive long-term pricing trends. The biggest impact to the Fund from the attacks of September will be the magnitude of an economic slowdown because that will depress many company earnings over the near term.

Q.  WHAT IS YOUR OUTLOOK FOR THE FUND?

A. The aftermath of the attacks may have helped to shape a bottom in the market over the near term. It is too soon to tell when the recovery will take place as many investment professionals believe the slowdown will take a few quarters to work its way through the economy. We believe the Fund is well positioned because of its diversification across sectors. Focusing on high-quality companies with sustainable franchises is the best way, in our view, to navigate through the expected volatility in the market over the next several quarters.

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                                                                U.S. EQUITY FUND
--------------------------------------------------------------------------------
 CHANGE IN VALUE OF A $10,000 INVESTMENT
--------------------------------------------------------------------------------

Investment Class Share
--------------------------------------------------------------------------------
[LINE CHART OMITTED - PLOT POINTS AS FOLLOWS:]


             U.S. EQUITY FUND        S&P 500
11/25/97        10,000.00          10,000.00
3/98            11,529.14          11,588.04
9/98            10,628.43          10,788.18
3/99            13,467.20          13,736.76
9/99            13,632.57          13,787.86
3/00            15,585.02          16,232.22
9/00            15,363.95          15,613.58
3/01            14,001.90          12,685.18
9/01            12,677.07          11,451.37


-------------------------------------------------------------------------------
AVERAGE ANNUAL TOTAL RETURN
FOR THE PERIODS ENDED SEPTEMBER 30, 2001
-------------------------------------------------------------------------------

INVESTMENT CLASS SHARES
-------------------------------------------------------------------------------

                        ONE         SINCE
                       YEAR       INCEPTION*        COMMENCEMENT
-------------------------------------------------------------------------------

U.S. Equity Fund     -17.49%        6.36%              11/25/97
-------------------------------------------------------------------------------

S&P 500              -26.66%        3.58%
-------------------------------------------------------------------------------


INVESTMENT PROFILE

A mutual fund designed for investors who seek long-term growth of capital by investing primarily in equity securities of U.S. companies.

SECTOR ALLOCATION
AS OF SEPTEMBER 30, 2001
as a % of Market Value
-------------------------------------------------------------------------------

Market Value of $261,900 (in thousands)


[PIE CHART OMITTED -- PLOT POINTS AS FOLLOWS:]



Consumer Stable 23.3%
Financial 21.1%
Technology 13.7%
Consumer Cyclical 10.3%
Energy 9.0%
Utilities 8.9%
Capital Goods 7.7%
Short Term 2.7%
Basic Materials 2.3%
Transportation 1.0%



SERVICE CLASS SHARES
-------------------------------------------------------------------------------
[LINE CHART OMITTED - PLOT POINTS AS FOLLOWS:]


            U.S. EQUITY FUND       S&P 500
1/3/01          10,000.00         10,000.00
1/01            10,480.46         10,354.80
2/01             9,894.14          9,410.65
3/01             9,372.96          8,814.48
4/01            10,000.00          9,499.93
5/01            10,073.29          9,563.60
6/01             9,666.12          9,329.84
7/01             9,633.55          9,238.88
8/01             9,128.66          8,660.44
9/01             8,477.20          7,957.15

-------------------------------------------------------------------------------
AVERAGE ANNUAL TOTAL RETURN
FOR THE PERIOD ENDED SEPTEMBER 30, 2001
-------------------------------------------------------------------------------
SERVICE CLASS SHARES
-------------------------------------------------------------------------------
                             SINCE
                           INCEPTION*        COMMENCEMENT
--------------------------------------------------------------------------------

U.S. Equity Fund            -15.23%             1/03/01
--------------------------------------------------------------------------------

S&P 500                     -20.43%
--------------------------------------------------------------------------------


TOP TEN LARGEST HOLDINGS
AS OF SEPTEMBER 30, 2001
as a % of Market Value
---------------------------------------------------------------------
   Citigroup Inc.                                      4.39%
---------------------------------------------------------------------
   ExxonMobil Corp.                                    3.36%
---------------------------------------------------------------------
   Merck & Co. Inc.                                    3.13%
---------------------------------------------------------------------
   Microsoft Corp.                                     3.07%
---------------------------------------------------------------------
   Johnson & Johnson                                   2.99%
---------------------------------------------------------------------
   Pfizer Inc.                                         2.75%
---------------------------------------------------------------------
   Fannie Mae                                          2.64%
---------------------------------------------------------------------
   Cardinal Health Inc.                                2.48%
---------------------------------------------------------------------
   First Data Corp.                                    2.42%
---------------------------------------------------------------------
   American International Group Inc.                   1.92%
---------------------------------------------------------------------




* INDEX RETURNS ARE NOT AVAILABLE FROM THE FUND'S INCEPTION DATE AND THEREFORE ARE CALCULATED FROM THE MONTH END NEAREST THE FUND'S INCEPTION DATE.
  SEE NOTES TO PERFORMANCE.
  PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS.

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                                                               U.S. EQUITY FUND
                                     SCHEDULE OF INVESTMENTS  September 30, 2001
-------------------------------------------------------------------------------

                                U.S. EQUITY FUND
-------------------------------------------------------------------------------

                                     NUMBER
                                   OF SHARES          VALUE
-------------------------------------------------------------------------------
COMMON STOCK -- 97.0%
--------------------------------------------------------------------------------

BASIC MATERIALS -- 2.3%

Alcoa Inc. ........................   14,547    $   451,102
Barrick Gold Corp. ................   56,312        977,013
Bowater Inc. ......................   13,139        578,379
International Paper Co. ...........   16,894        587,911
Rohm & Haas Co. ...................   24,402        799,410
The Dow Chemical Co. ..............   19,240        630,302
Weyerhaeuser Co. ..................   39,888      1,942,945
                                                  5,967,062


CAPITAL GOODS -- 7.7%

Deere & Co. .......................    6,100        229,421
Dover Corp. .......................   90,803      2,734,078
Eaton Corp. .......................    9,385        555,686
Emerson Electric Co. ..............   49,222      2,316,387
General Dynamics Corp. ............   23,463      2,072,252
Honeywell International Inc. ......   10,323        272,527
Martin Marietta Materials Inc. ....   15,955        624,000
Minnesota Mining &
   Manufacturing Co. ..............   26,172      2,575,325
Molex Inc. (Class A) ..............   97,362      2,365,897
Parker-Hannifin Corp. .............    9,384        321,871
The Boeing Co. ....................   18,767        628,695
Tyco International Ltd. ...........   38,482      1,750,931
United Technologies Corp. .........   54,711      2,544,062
Waste Management Inc. .............   42,938      1,148,162
                                                 20,139,294


CONSUMER - CYCLICAL -- 10.3%

Adelphia Communications
   Corp. (Class A) ................    3,989         88,556(a)
Carnival Corp. ....................   44,109        971,280
Catalina Marketing Corp. ..........   50,212      1,405,936(a)
Charter Communications Inc.
   (Class A) ......................    3,755         46,487(a)
Comcast Corp. (Class A) ...........   96,669      3,467,517(a)
CVS Corp. .........................   66,636      2,212,315
Federated Department Stores Inc. ..   14,312        403,598(a)
Gannett Co. Inc. ..................   15,955        959,055
Gemstar-TV Guide
   International Inc. .............    5,162        101,743(a)
Harley-Davidson Inc. ..............    8,213        332,627
Home Depot Inc. ...................   51,386      1,971,681
Liberty Media Corp. (Class A) .....  282,970      3,593,719(a)
Lowes Cos. Inc. ...................   46,927      1,485,240
NTL Inc. ..........................   72,737        225,485(a)
Safeway Inc. ......................   30,268      1,202,245(a)
Target Corp. ......................   83,060      2,637,155
The Interpublic Group
   of Cos. Inc. ...................   31,206        636,602


-------------------------------------------------------------------------------
                                      NUMBER
                                   OF SHARES          VALUE
-------------------------------------------------------------------------------
The Walt Disney Co. ...............   57,955   $  1,079,122
Tribune Co. .......................   15,720        493,608
UnitedGlobalCom Inc.
   (Class A) ......................    2,816          6,533(a)
Viacom Inc. (Class B) .............   24,693        851,909(a)
Wal-Mart Stores Inc. ..............   56,781      2,810,659
                                                 26,983,072


CONSUMER - STABLE -- 23.2%

Abbott Laboratories ...............   33,318      1,727,538
American Home Products Corp. ......   16,659        970,387
Anheuser-Busch Cos. Inc. ..........   28,157      1,179,215
Apogent Technologies Inc. .........   38,011        908,463(a)
Avon Products Inc. ................   18,771        868,159
Baxter International Inc. .........   24,730      1,361,386
Bristol-Myers Squibb Co. ..........   45,293      2,516,479
Cardinal Health Inc. ..............   87,801      6,492,884
Colgate-Palmolive Co. .............   15,861        923,903
DENTSPLY International Inc. .......   13,140        603,652
Eli Lilly & Co. ...................   34,726      2,802,388
Energizer Holdings Inc. ...........    7,039        116,988(a)
General Mills Inc. ................   41,859      1,904,584
IMS Health Inc. ...................   13,140        329,157
Johnson & Johnson .................  141,250      7,825,250
Kimberly-Clark Corp. ..............   40,358      2,502,196
Lincare Holdings Inc. .............   54,904      1,458,799(a)
Medtronic Inc. ....................   14,719        640,277
Merck & Co. Inc. ..................  122,948      8,188,337
PepsiCo Inc. ......................   63,587      3,083,969
Pfizer Inc. .......................  179,495      7,197,749
Pharmacia Corp. ...................   27,218      1,103,962
Philip Morris Cos. Inc. ...........   18,865        910,991
Procter & Gamble Co. ..............   15,721      1,144,332
Ralston Purina Group ..............   44,580      1,462,224
Sybron Dental Specialties Inc. ....   11,028        205,121(a)
The Coca-Cola Co. .................   17,832        835,429
The Gillette Co. ..................   21,117        629,287
UnitedHealth Group Inc. ...........   14,641        973,627
Watson Pharmaceuticals Inc. .......    3,191        174,580(a)
                                                 61,041,313


ENERGY -- 9.0%

Anadarko Petroleum Corp. ..........   16,894        812,264
Baker Hughes Inc. .................   67,105      1,942,690
BP p.l.c. ADR .....................   23,464      1,153,725
Burlington Resources Inc. .........   32,380      1,107,720
Chevron Corp. .....................   14,079      1,193,195
Conoco Inc. (Class B) .............   56,312      1,426,946
Devon Energy Corp. ................   16,425        565,020
ExxonMobil Corp. ..................  223,606      8,810,076
Nabors Industries Inc. ............   62,413      1,308,801(a)
PanCanadian Energy Corp. ..........    9,388        225,312(a)
Royal Dutch Petroleum Co. ADR .....   21,117      1,061,129
Schlumberger Ltd. .................   30,502      1,393,941
Texaco Inc. .......................   14,078        915,070
Transocean Sedco Forex Inc. .......   31,910        842,424
Unocal Corp. ......................   25,810        838,825
                                                 23,597,138

---------
See Notes to Schedules of Investments and Notes to Financial statements.

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                                                                U.S. EQUITY FUND
                                     SCHEDULE OF INVESTMENTS  September 30, 2001
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                                      NUMBER
                                   OF SHARES          VALUE

FINANCIAL -- 21.0%

AFLAC INC. ........................   11,262  $     304,074
American Express Co. ..............   70,728      2,055,356
American International
   Group Inc. .....................   64,483      5,029,674(h)
Bank of America Corp. .............   31,442      1,836,213
Bank One Corp. ....................   18,301        575,932
Berkshire Hathaway Inc.
   (Class B) ......................      422        983,260(a)
Chubb Corp. .......................   11,731        837,711
Citigroup Inc. ....................  283,720     11,490,660(h)
Fannie Mae ........................   86,219      6,902,693
Fidelity National Financial Inc. ..   17,598        473,210
FleetBoston Financial Corp. .......   54,200      1,991,850
Freddie Mac .......................   22,713      1,476,345
Goldman Sachs Group Inc. ..........    9,479        676,327
Hartford Financial Services
   Group Inc. .....................   40,826      2,398,119
J.P. Morgan Chase & Co. ...........   60,206      2,056,035
Lehman Brothers Holdings Inc. .....   28,516      1,621,135
Lincoln National Corp. ............   12,670        590,802
Loews Corp. .......................   14,078        651,530
Marsh & McLennan Cos. Inc. ........   26,654      2,577,442
MGIC Investment Corp. .............    7,456        487,175
Morgan Stanley,
   Dean Witter & Co. ..............   29,095      1,348,553
PNC Financial Services Group ......   36,931      2,114,300
State Street Corp. ................   19,709        896,759(e)
The Allstate Corp. ................   53,495      1,998,038
The Bank of New York Co. Inc. .....    9,855        344,925
U.S. Bancorp ......................   32,849        728,591
Washington Mutual Inc. ............   24,164        929,831
Wells Fargo & Co. .................   42,234      1,877,301
                                                 55,253,841


TECHNOLOGY -- 13.6%

Analog Devices Inc. ...............   30,737      1,005,100(a)
Applied Materials Inc. ............   40,592      1,154,437(a)
Automatic Data Processing Inc. ....   48,099      2,262,577
Certegy Inc. ......................   34,022        883,211(a)
Cisco Systems Inc. ................   81,184        988,821(a)
Compaq Computer Corp. .............   24,871        206,678
Convergys Corp. ...................   24,871        690,170(a)
Dell Computer Corp. ...............   94,324      1,747,824(a)
Electronic Data Systems Corp. .....    7,978        459,373
EMC Corp. .........................   20,882        245,364(a)
Equifax Inc. ......................   65,228      1,428,493
First Data Corp. ..................  108,868      6,342,650
Intel Corp. .......................  120,603      2,465,125
International Business
   Machines Corp. .................   31,440      2,901,912
Intuit Inc. .......................   29,799      1,066,804(a)
Microsoft Corp. ...................  156,970      8,032,155(a)
Oracle Corp. ......................   28,156        354,202(a)
PeopleSoft Inc. ...................    2,346         42,322(a)
PerkinElmer Inc. ..................   29,312        769,147
Pitney Bowes Inc. .................   17,832        681,182
Sabre Holdings Corp. ..............    1,877         50,191(a)
Sun Microsystems Inc. .............   35,195        291,063(a)


--------------------------------------------------------------------------------
                                      NUMBER
                                   OF SHARES          VALUE
--------------------------------------------------------------------------------

Texas Instruments Inc. ............   62,882   $  1,570,792
Unisys Corp. ......................   25,059        217,011(a)
                                                 35,856,604

TRANSPORTATION -- 1.0%

Burlington Northern
   Santa Fe Corp. .................   55,880      1,494,790
Canadian Pacific Ltd. .............   37,539      1,204,626
                                                  2,699,416


UTILITIES -- 8.9%

AT&T Corp. ........................   73,207      1,412,895
Calpine Corp. .....................   21,586        492,377(a)
Constellation Energy Group ........   25,810        624,602
Dominion Resources Inc. ...........   30,502      1,810,294
Duke Energy Corp. .................   56,312      2,131,409
El Paso Corp. .....................   32,849      1,364,876
Entergy Corp. .....................      522         18,562
Exelon Corp. ......................   33,787      1,506,900
Nextel Communications Inc.
   (Class A) ......................   32,816        283,530(a)
SBC Communications Inc. ...........   84,468      3,980,132
Sprint Corp. (FON Group) ..........   42,234      1,014,038
Sprint Corp. (PCS Group) ..........   63,351      1,665,498(a)
Verizon Communications ............   80,245      4,342,057
Vodafone Group PLC ADR ............   71,798      1,576,684
WorldCom Inc. - WorldCom
   Group ..........................   13,374        201,145(a)
Xcel Energy Inc. ..................   29,564        832,227
                                                 23,257,226

TOTAL INVESTMENTS IN SECURITIES
   (COST $281,781,297) ............             254,794,966


--------------------------------------------------------------------------------
SHORT-TERM INVESTMENTS -- 2.7%
--------------------------------------------------------------------------------

GEI Short-Term Investment Fund
   (COST $7,105,195) ..............7,105,195      7,105,195(h)
OTHER ASSETS AND LIABILITIES,
   NET 0.3%                                         912,828
                                                -----------

NET ASSETS -- 100% .................           $262,812,989
                                               ============


--------------------------------------------------------------------------------
OTHER INFORMATION
--------------------------------------------------------------------------------

The U.S. Equity Fund had the following long futures contracts open at September 30, 2001:

                                NUMBER      CURRENT
                EXPIRATION        OF        NOTIONAL             UNREALIZED
DESCRIPTION        DATE       CONTRACTS      VALUE              APPRECIATION
--------------------------------------------------------------------------------

S&P 500       December 2001       6        $1,565,550             $18,217


----------
See Notes to Schedules of Investments and Notes to Financial statements.

                                                              S&P 500 INDEX FUND
--------------------------------------------------------------------------------

Q&A

Q. HOW DID THE S&P 500 INDEX FUND PERFORM COMPARED TO ITS BENCHMARK AND LIPPER PEER GROUP FOR THE ONE-YEAR PERIOD ENDED SEPTEMBER 30, 2001?

A. The S&P 500 Index Fund declined 26.83% for the one-year period ended September 30, 2001. During the same period, the S&P 500 Index declined 26.66%, and our Lipper peer group of 155 S&P 500 Index funds lost an average of 26.98%. The Fund underperformed its benchmark index slightly due to the investment of Fund cash flows and Fund fees and expenses.

Q.  HOW DID MARKET CONDITIONS IMPACT
    FUND PERFORMANCE?

A. The S&P 500 Index has posted large negative returns in three out of the last four quarters. While not solely to blame, the downfall in the technology sector has weighed heavily on the Index.Over the last twelve months, the technology sector is down approximately 62%. From a peak position in the Index of nearly 30% a year ago, technology now represents just 14% of the Index and is no longer the largest sector. That distinction now falls to the financial and healthcare sectors at 18% and 16%, respectively. Well-known names such as Cisco Systems, EMC, and Nortel Networks have led the decline. Other sectors contributed to the negative return of the Index as well, as financials and industrials were down 13% and 21%, respectively. One of the very few bright spots this past year has been the healthcare sector, which was up, but only marginally.

Q. WHAT INVESTMENT STRATEGIES AND TECHNIQUES WERE USED IN THE FUND THIS YEAR?

A.  We utilize a full replication strategy to manage the Fund.
    With this strategy, all 500 stocks in the S&P 500 Index are owned by the Fund in the approximate capitalization weight of the Index. Cash is held to less than 5% of the total portfolio value, and is invested in S&P 500 Index futures contracts. This methodology has allowed the Fund to consistently track with the Index.

Q.  WHAT CHANGES OF NOTE OCCURRED IN THE PORTFOLIO DURING THE PAST YEAR?

A. For the third quarter of 2001, there were nine index changes announced by Standard & Poors that affected the Fund. Additions to the S&P 500 included AT&T Wireless Group (July 6), PMC-Sierra Inc (August 2), Family Dollar Stores (August 3), Zimmer Holdings (August 6), AmerisourceBergen (August
    29), Ciena Corp (August 29), International Game Technology (August 31), XL Capital (August 31), and Immunex (September 20). Deletions for the quarter included Potlatch Corp (July 6), Quaker Oats (August 2), Cabletron Systems (August 3), Timken Co (August 6), ONEOK Inc (August 29), American General (August 29), BroadVision Inc (August 31), Wachovia Corp (August 31), and Tosco Corp (September 17). Not all stocks deleted from the Index were sold from the Fund, however, as a number of the changes from the index were a result of mergers or acquisitions.

Q.  WHAT IS THE OUTLOOK FOR THE FUND?

A. Due to the passive investment style of the Fund, it will remain fully invested to closely track the performance of the S&P 500 Index.

                                                             S&P 500 INDEX FUND
--------------------------------------------------------------------------------
CHANGE IN VALUE
OF A $10,000 INVESTMENT
--------------------------------------------------------------------------------
[LINE CHART OMITTED -- PLOT POINTS AS FOLLOWS:]

             S&P 500 INDEX FUND            S&P 500
11/25/97          10,000.00               10,000.00
3/98              11,643.72               11,588.04
9/98              10,862.80               10,788.18
3/99              13,888.39               13,736.76
9/99              13,949.31               13,787.86
3/00              16,475.47               16,232.22
9/00              15,878.84               15,613.58
3/01              12,901.20               12,685.18
9/01              11,618.01               11,451.37

INVESTMENT PROFILE

A mutual fund designed for investors who seek growth of capital and accumulation of income that corresponds to the investment return of the Standard & Poor's 500 Composite Stock Index by investing primarily in equity securities of companies contained in that Index.

SECTOR ALLOCATION
AS OF SEPTEMBER 30, 2001
as a % of Market Value
--------------------------------------------------------------------------------
Market Value of $46,142 (in thousands)

[PIE CHART OMITTED -- PLOT POINTS AS FOLLOWS:]

Consumer Stable 22.6%
Financial 17.3%
Technology 14.7%
Consumer Cyclical 13.1%
Utilities 9.8%
Capital Goods 8.1%
Energy 6.5%
Short Term 4.8%
Basic Materials 2.5%
Transportation 0.6%

AVERAGE ANNUAL TOTAL RETURN
FOR THE PERIODS ENDED SEPTEMBER 30, 2001
--------------------------------------------------------------------------------


                                 ONE          SINCE
                                 YEAR        INCEPTION*       COMMENCEMENT
--------------------------------------------------------------------------------

S&P 500 Index Fund             -26.83%          3.97%             11/25/97
--------------------------------------------------------------------------------

S&P 500                        -26.66%          3.58%
--------------------------------------------------------------------------------

TOP TEN LARGEST HOLDINGS
AS OF SEPTEMBER 30, 2001
as a % of Market Value
--------------------------------------------------------------------------------
   General Electric Co.                                        3.72%
--------------------------------------------------------------------------------
   Microsoft Corp.                                             2.77%
--------------------------------------------------------------------------------
   ExxonMobil Corp.                                            2.73%
--------------------------------------------------------------------------------
   Pfizer Inc.                                                 2.55%
--------------------------------------------------------------------------------
   Wal-Mart Stores Inc.                                        2.23%
--------------------------------------------------------------------------------
   American International Group Inc.                           2.05%
--------------------------------------------------------------------------------
   Citigroup Inc.                                              2.05%
--------------------------------------------------------------------------------
   Johnson & Johnson                                           1.69%
--------------------------------------------------------------------------------
   International Business Machines Corp.                       1.62%
--------------------------------------------------------------------------------
   SBC Communications Inc.                                     1.60%
--------------------------------------------------------------------------------

*INDEX RETURNS ARE NOT AVAILABLE FROM THE FUND'S INCEPTION DATE AND THEREFORE
 ARE CALCULATED FROM THE MONTH END NEAREST THE FUND'S INCEPTION DATE.
 SEE NOTES TO PERFORMANCE.
 PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS.

                                                             S&P 500 INDEX FUND
                                    SCHEDULE OF INVESTMENTS  September 30, 2001
--------------------------------------------------------------------------------
                               S&P 500 INDEX FUND
--------------------------------------------------------------------------------
                                      NUMBER
                                   OF SHARES          VALUE
--------------------------------------------------------------------------------
COMMON STOCK -- 95.3%
--------------------------------------------------------------------------------

BASIC MATERIALS -- 2.5%

Air Products & Chemicals Inc. ......   1,100 $       42,438
Alcan Aluminum Ltd. ................   1,500         45,000
Alcoa Inc. .........................   4,084        126,645
Allegheny Technologies Inc. ........     300          3,999
Avery Dennison Corp. ...............     500         23,655
Barrick Gold Corp. .................   1,800         31,230
Boise Cascade Corp. ................     200          5,900
Du Pont de Nemours (E.I.) & Co. ....   4,903        183,961
Eastman Chemical Co. ...............     400         14,520
Ecolab Inc. ........................     600         21,798
Engelhard Corp. ....................     700         16,170
FMC Corp. ..........................     100          4,899(a)
Freeport McMoran Copper &
   Gold Inc. (Class B) .............     600          6,594(a)
Georgia Pacific Corp. ..............   1,055         30,373
Great Lakes Chemical Corp. .........     300          6,630
Hercules Inc. ......................     500          4,125
Homestake Mining Co. ...............   1,100         10,230
Inco Ltd. ..........................     900         11,169(a)
International Paper Co. ............   2,275         79,170
Louisiana-Pacific Corp. ............     700          4,550
Mead Corp. .........................     400         11,072
Millipore Corp. ....................     200         10,588
Newmont Mining Corp. ...............     900         21,240
Nucor Corp. ........................     400         15,880
Pall Corp. .........................     500          9,725
Phelps Dodge Corp. .................     400         11,000
Placer Dome Inc. ...................   1,500         19,185
PPG Industries Inc. ................     800         36,600
Praxair Inc. .......................     800         33,600
Rohm & Haas Co. ....................   1,100         36,036
Sealed Air Corp. ...................     400         14,596(a)
Sigma-Aldrich Corp. ................     400         18,080
The Dow Chemical Co. ...............   4,094        134,119
USX-U.S. Steel Group Inc. ..........     400          5,592
Westvaco Corp. .....................     400         10,280
Weyerhaeuser Co. ...................   1,000         48,710
Willamette Industries Inc. .........     600         26,994
Worthington Industries Inc. ........     300          3,375
                                                  1,139,728

CAPITAL GOODS -- 8.1%

Allied Waste Industries Inc. .......     900         11,475(a)
American Power Conversion Corp. ....   1,100         12,848(a)
Caterpillar Inc. ...................   1,600         71,680
Centex Corp. .......................     300         10,119
Cooper Industries Inc. .............     400         16,588
Crane Co. ..........................     300          6,576
Cummins Engine Co. Inc. ............     200          6,600
Danaher Corp. ......................     700         33,026
Deere & Co. ........................   1,100         41,371

-------------------------------------------------------------------------------
                                      NUMBER
                                   OF SHARES          VALUE
-------------------------------------------------------------------------------
Dover Corp. ........................   1,000  $      30,110
Eaton Corp. ........................     300         17,763
Emerson Electric Co. ...............   2,000         94,120
Fluor Corp. ........................     400         15,400
General Dynamics Corp. .............     900         79,488
General Electric Co. ...............  46,100      1,714,920(h)
Goodrich (B.F.) Co. ................     500          9,740
Grainger (W.W.) Inc. ...............     500         19,425
Honeywell International Inc. .......   3,850        101,640
Illinois Tool Works Inc. ...........   1,400         75,754
Ingersoll-Rand Co. .................     800         27,040
ITT Industries Inc. ................     400         17,920
KB Home ............................     200          5,682
Lockheed Martin Corp. ..............   2,000         87,500
Masco Corp. ........................   2,200         44,968
McDermott International Inc. .......     300          2,475
Minnesota Mining &
   Manufacturing Co. ...............   1,800        177,120
Molex Inc. (Class A) ...............     950         26,704
National Service Industries Inc. ...     200          4,130
Navistar International
   Corp. Inc. ......................     300          8,475(a)
Northrop Grumman Corp. .............     400         40,400
PACCAR Inc. ........................     400         19,628
Parker-Hannifin Corp. ..............     600         20,580
Power-One Inc. .....................     300          1,845(a)
Pulte Corp. ........................     300          9,195
Raytheon Co. .......................   1,700         59,075
Rockwell Collins ...................     900         12,780
Rockwell International Corp. .......     900         13,212
Sherwin-Williams Co. ...............     700         15,554
Textron Inc. .......................     700         23,527
The Boeing Co. .....................   4,100        137,350
Thermo Electron Corp. ..............     900         16,245(a)
Thomas & Betts Corp. ...............     200          3,496
Tyco International Ltd. ............   8,966        407,953
United Technologies Corp. ..........   2,200        102,300
Vulcan Materials Co. ...............     500         21,600
Waste Management Inc. ..............   2,970         79,418
                                                  3,754,815

CONSUMER - CYCLICAL -- 13.1%

Albertson's Inc. ...................   1,941         61,879
American Greetings Corp.
   (Class A) .......................     300          3,972
AOL Time Warner Inc. ...............  20,550        680,205(a,h)
Autozone Inc. ......................     500         25,930(a)
Bed Bath & Beyond Inc. .............   1,300         33,098(a)
Best Buy Co. Inc. ..................   1,000         45,450(a)
Big Lots Inc. ......................     400          3,316(a)
Black & Decker Corp. ...............     400         12,480
Block (H & R) Inc. .................     900         34,704
Brunswick Corp. ....................     500          8,235
Carnival Corp. .....................   2,800         61,656
Cendant Corp. ......................   4,138         52,966(a)
Cintas Corp. .......................     800         32,240
Circuit City Stores Inc. ...........     900         10,800
Clear Channel
   Communications Inc. .............   2,700        107,325(a)
Comcast Corp. (Class A) ............   4,400        157,828(a)

----------
See Notes to Schedules of Investments and Notes to Financial statements.

                                                             S&P 500 INDEX FUND
                                    SCHEDULE OF INVESTMENTS  September 30, 2001
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                                      NUMBER
                                   OF SHARES          VALUE
--------------------------------------------------------------------------------
Cooper Tire & Rubber Co. ...........     500 $        7,120
Costco Wholesale Corp. .............   2,100         74,676(a)
CVS Corp. ..........................   1,900         63,080
Dana Corp. .........................     800         12,480
Darden Restaurants Inc. ............     500         13,125
Delphi Automotive Systems Corp. ....   2,618         30,761
Deluxe Corp. .......................     300         10,362
Dillards Inc. (Class A) ............     400          5,268
Dollar General Corp. ...............   1,641         19,200
Donnelley (R.R.) & Sons Co. ........     500         13,525
Dow Jones & Co. Inc. ...............     400         18,172
Eastman Kodak Co. ..................   1,400         45,542
Family Dollar Stores Inc. ..........     800         22,016
Federated Department Stores Inc. ...   1,000         28,200(a)
Ford Motor Co. .....................   8,477        147,076
Fortune Brands Inc. ................     700         23,450
Gannett Co. Inc. ...................   1,200         72,132
Gap Inc. ...........................   4,162         49,736
General Motors Corp. ...............   2,512        107,765
Genuine Parts Co. ..................     800         25,488
Goodyear Tire & Rubber Co. .........     800         14,744
Harley-Davidson Inc. ...............   1,400         56,700
Harrah's Entertainment Inc. ........     500         13,505(a)
Hasbro Inc. ........................     750         10,500
Hilton Hotels Corp. ................   1,800         14,130
Home Depot Inc. ....................  10,800        414,396
International Game Technology ......     300         12,750(a)
J.C. Penney Co. Inc. ...............   1,200         26,280
Johnson Controls Inc. ..............     400         26,096
K Mart Corp. .......................   2,400         16,776(a)
Knight-Ridder Inc. .................     300         16,755
Kohl's Corp. .......................   1,600         76,800(a)
Leggett & Platt Inc. ...............   1,000         19,500
Limited Inc. .......................   1,916         18,202
Liz Claiborne Inc. .................     300         11,310
Lowes Cos. Inc. ....................   3,500        110,775
Marriott International Inc.
   (Class A) .......................   1,200         40,080
Mattel Inc. ........................   2,000         31,320
May Department Stores Co. ..........   1,400         40,628
Maytag Corp. .......................     300          7,392
McDonald's Corp. ...................   6,000        162,840
McGraw Hill Cos. Inc. ..............     900         52,380
Meredith Corp. .....................     300          9,639
Moody's Corp. ......................     700         25,900
New York Times Co. (Class A) .......     800         31,224
Newell Rubbermaid Inc. .............   1,215         27,593
Nike Inc. (Class B) ................   1,300         60,853
Nordstrom Inc. .....................     600          8,670
Office Depot Inc. ..................   1,300         17,680(a)
Omnicom Group Inc. .................     900         58,410
RadioShack Corp. ...................     900         21,825
Reebok International Ltd. ..........     300          6,210(a)
Robert Half International Inc. .....     900         18,009(a)
Safeway Inc. .......................   2,400         95,328(a)
Sears Roebuck & Co. ................   1,600         55,424
Snap-on Inc. .......................     300          6,699
Staples Inc. .......................   2,300         30,705(a)
Starbucks Corp. ....................   1,800         26,892(a)
Starwood Hotels & Resorts
   Worldwide Inc. ..................     900         19,800

--------------------------------------------------------------------------------
                                      NUMBER
                                   OF SHARES          VALUE
--------------------------------------------------------------------------------
Target Corp.                           4,100  $     130,175
The Interpublic Group
   of Cos. Inc. ....................   1,800         36,720
The Kroger Co. .....................   3,700         91,168(a)
The Stanley Works ..................     400         14,620
The Walt Disney Co. ................   9,600        178,752
Tiffany & Co. ......................     700         15,155
TJX Cos. Inc. ......................   1,300         42,770
TMP Worldwide Inc. .................     500         14,195(a)
Toys 'R Us Inc. ....................     900         15,507(a)
Tribune Co. ........................   1,382         43,395
Tricon Global Restaurants Inc. .....     700         27,454(a)
TRW Inc. ...........................     600         17,892
Tupperware Corp. ...................     200          3,988
Univision Communications Inc.
   (Class A) .......................   1,000         22,950(a)
VF Corp. ...........................     600         17,562
Viacom Inc. (Class B) ..............   8,231        283,969(a)
Visteon Corp. ......................     589          7,510
Wal-Mart Stores Inc. ...............  20,800      1,029,600
Walgreen Co. .......................   4,800        165,264
Wendy's International Inc. .........     500         13,325
Whirlpool Corp. ....................     300         16,605
Winn Dixie Stores Inc. .............     700          8,015
                                                  6,032,569

CONSUMER - STABLE -- 22.6%

Abbott Laboratories ................   7,200        373,320(h)
Adolph Coors Co. (Class B) .........     200          9,000
Aetna Inc. .........................     700         20,223(a)
Alberto-Culver Co. (Class B) .......     300         11,667
Allergan Inc. ......................     600         39,780
American Home Products Corp. .......   6,100        355,325(h)
AmerisourceBergen Corp. ............     522         37,036(a)
Amgen Inc. .........................   4,800        282,096(a)
Anheuser-Busch Cos. Inc. ...........   4,100        171,708
Applera Corp. - Applied
   Biosystems Group ................   1,000         24,400
Archer-Daniels Midland Co. .........   3,108         39,130
Avon Products Inc. .................   1,100         50,875
Ball Corp. .........................     100          5,990
Bard (C.R.) Inc. ...................     200         10,282
Bausch & Lomb Inc. .................     300          8,490
Baxter International Inc. ..........   2,700        148,635
Becton Dickinson & Co. .............   1,200         44,400
Bemis Co. Inc. .....................     300         11,955
Biogen Inc. ........................     700         38,906(a)
Biomet Inc. ........................   1,225         35,831
Boston Scientific Corp. ............   1,900         38,950(a)
Bristol-Myers Squibb Co. ...........   9,000        500,040
Brown-Forman Corp. (Class B) .......     300         18,954
Campbell Soup Co. ..................   1,900         53,200
Cardinal Health Inc. ...............   2,075        153,446
Chiron Corp. .......................     900         39,933(a)
CIGNA Corp. ........................     700         58,065
Clorox Co. .........................   1,100         40,700
Coca-Cola Enterprises Inc. .........   2,100         32,214
Colgate-Palmolive Co. ..............   2,600        151,450
Conagra Inc. .......................   2,500         56,125


------------
See Notes to Schedules of Investments and Notes to Financial statements.

                                                             S&P 500 INDEX FUND
                                    SCHEDULE OF INVESTMENTS  September 30, 2001
--------------------------------------------------------------------------------
                                      NUMBER
                                   OF SHARES          VALUE
--------------------------------------------------------------------------------
Eli Lilly & Co. ....................   5,200  $     419,640(h)
Forest Laboratories Inc. ...........     800         57,712(a)
General Mills Inc. .................   1,300         59,150
Guidant Corp. ......................   1,400         53,900(a)
HCA-The Healthcare Corp. ...........   2,500        110,775
Healthsouth Corp. ..................   1,800         29,268(a)
Heinz (H.J.) Co. ...................   1,600         67,440
Hershey Foods Corp. ................     600         39,222
Humana Inc. ........................     900         10,854(a)
Immunex Corp. ......................   2,500         46,700(a)
IMS Health Inc. ....................   1,400         35,070
International Flavors &
   Fragrances ......................     400         11,076
Johnson & Johnson ..................  14,068        779,367(h)
Kellogg Co. ........................   1,900         57,000
Kimberly-Clark Corp. ...............   2,500        155,000
King Pharmaceuticals Inc. ..........   1,066         44,719(a)
Manor Care Inc. ....................     500         14,050(a)
McKesson HBOC Inc. .................   1,344         50,790
MedImmune Inc. .....................   1,000         35,630(a)
Medtronic Inc. .....................   5,600        243,600
Merck & Co. Inc. ...................  10,700        712,620
Pactiv Corp. .......................     700         10,143(a)
PepsiCo Inc. .......................   8,210        398,185
Pfizer Inc. ........................  29,300      1,174,930(h)
Pharmacia Corp. ....................   6,021        244,212
Philip Morris Cos. Inc. ............  10,200        492,558(h)
Procter & Gamble Co. ...............   6,000        436,740
Quintiles Transnational Corp. ......     500          7,300(a)
Ralston Purina Group ...............   1,400         45,920
Sara Lee Corp. .....................   3,606         76,808
Schering Plough Corp. ..............   6,800        252,280
St. Jude Medical Inc. ..............     400         27,380(a)
Stryker Corp. ......................     900         47,610
Supervalu Inc. .....................     600         12,138
Sysco Corp. ........................   3,200         81,728
Temple-Inland Inc. .................     200          9,498
Tenet Healthcare Corp. .............   1,500         89,475(a)
The Coca-Cola Co. ..................  11,600        543,460(h)
The Gillette Co. ...................   4,900        146,020
The Pepsi Bottling Group Inc. ......     700         32,249
Unilever N.V. ......................   2,639        142,559
UnitedHealth Group Inc. ............   1,500         99,750
UST Inc. ...........................     800         26,560
Watson Pharmaceuticals Inc. ........     500         27,355(a)
Wellpoint Health Networks Inc.
   (Class A) .......................     300         32,745(a)
Wrigley (W.M.) Junior Co. ..........   1,000         51,300
Zimmer Holdings Inc. ...............     890         24,697(a)
                                                 10,429,309


ENERGY -- 6.5%

Amerada Hess Corp. .................     400         25,400
Anadarko Petroleum Corp. ...........   1,137         54,667
Apache Corp. .......................     600         25,800
Ashland Oil Inc. ...................     300         11,565
Baker Hughes Inc. ..................   1,570         45,452
Burlington Resources Inc. ..........   1,000         34,210
Chevron Corp. ......................   3,000        254,250
Conoco Inc. (Class B) ..............   2,842         72,016

--------------------------------------------------------------------------------
                                      NUMBER
                                   OF SHARES          VALUE
--------------------------------------------------------------------------------
Devon Energy Corp. .................     664  $      22,842
EOG Resources Inc. .................     500         14,465
ExxonMobil Corp. ...................  32,016      1,261,431(h)
Halliburton Co. ....................   1,900         42,845
Kerr-McGee Corp. ...................     500         25,955
Nabors Industries Inc. .............     700         14,679(a)
Noble Drilling Corp. ...............     700         16,800(a)
Occidental Petroleum Corp. .........   1,700         41,378
Phillips Petroleum Co. .............   1,760         94,934
Rowan Cos. Inc. ....................     600          7,428(a)
Royal Dutch Petroleum Co. ADR ......  10,000        502,500
Schlumberger Ltd. ..................   2,700        123,390
Sunoco Inc. ........................     400         14,240
Texaco Inc. ........................   2,600        169,000
Transocean Sedco Forex Inc. ........   1,551         40,946
Unocal Corp. .......................   1,200         39,000
USX-Marathon Group .................   1,400         37,450
                                                  2,992,643


FINANCIAL -- 17.3%

AFLAC INC. .........................   2,500         67,500
Ambac Financial Group Inc. .........     450         24,620
American Express Co. ...............   6,100        177,266(h)
American International
   Group Inc. ......................  12,138        946,764(h)
AmSouth Bancorp. ...................   1,700         30,719
Aon Corp. ..........................   1,200         50,400
Bank of America Corp. ..............   7,403        432,335(h)
Bank One Corp. .....................   5,364        168,805
BB&T Corp. .........................   2,100         76,545
Bear Stearns Cos. Inc. .............     520         26,005
Capital One Financial Corp. ........   1,000         46,030
Charles Schwab Corp. ...............   6,300         72,450
Charter One Financial Inc. .........     961         27,112
Chubb Corp. ........................     800         57,128
Cincinnati Financial Corp. .........     800         33,296
Citigroup Inc. .....................  23,313        944,176
Comerica Inc. ......................     850         47,090
Conseco Inc. .......................   1,474         10,701
Countrywide Credit
   Industries Inc. .................     600         26,358
Fannie Mae .........................   4,600        368,276
Fifth Third Bancorp ................   2,719        167,164
FleetBoston Financial Corp. ........   4,981        183,052
Franklin Resources Inc. ............   1,300         45,071
Freddie Mac ........................   3,200        208,000
Golden West Financial Corp. ........     700         40,670
Hartford Financial Services
   Group Inc. ......................   1,100         64,614
Household International Inc. .......   2,106        118,736
Huntington Bancshares Inc. .........   1,178         20,391
J.P. Morgan Chase & Co. ............   9,220        314,863
Jefferson-Pilot Corp. ..............     750         33,360
John Hancock Financial
   Services Inc. ...................   1,400         55,930
KeyCorp. ...........................   2,000         48,280
Lehman Brothers Holdings Inc. ......   1,100         62,535
Lincoln National Corp. .............     900         41,967
Loews Corp. ........................     900         41,652
Marsh & McLennan Cos. Inc. .........   1,300        125,710

-----------
See Notes to Schedules of Investments and Notes to Financial statements.

                                                             S&P 500 INDEX FUND
                                    SCHEDULE OF INVESTMENTS  September 30, 2001
-------------------------------------------------------------------------------
                                      NUMBER
                                   OF SHARES          VALUE
--------------------------------------------------------------------------------
MBIA Inc. ..........................     700  $      35,000
MBNA Corp. .........................   4,050        122,675
Mellon Financial Corp. .............   2,200         71,126
Merrill Lynch & Co. Inc. ...........   3,900        158,340
MetLife Inc. .......................   3,400        100,980
MGIC Investment Corp. ..............     500         32,670
Morgan Stanley,
   Dean Witter & Co. ...............   5,200        241,020
National City Corp. ................   2,800         83,860
Northern Trust Corp. ...............   1,000         52,480
PNC Financial Services Group .......   1,300         74,425
Progressive Corp. ..................     300         40,170
Providian Financial Corp. ..........   1,400         28,210
Regions Financial Corp. ............   1,100         31,746
SAFECO Corp. .......................     600         18,198
SouthTrust Corp. ...................   1,600         40,752
St. Paul Cos. Inc. .................   1,000         41,220
State Street Corp. .................   1,500         68,250(e)
Stilwell Financial Inc. ............   1,000         19,500
Suntrust Banks Inc. ................   1,400         93,240
Synovus Financial Corp. ............   1,400         38,640
T. Rowe Price Group Inc. ...........     600         17,580
The Allstate Corp. .................   3,300        123,255
The Bank of New York Co. Inc. ......   3,400        119,000
Torchmark Corp. ....................     600         23,400
U.S. Bancorp .......................   8,806        195,317
Union Planters Corp. ...............     600         25,740
UnumProvident Corp. ................   1,146         28,937
USA Education Inc. .................     800         66,328
Wachovia Corp. .....................   6,510        201,810
Washington Mutual Inc. .............   4,033        155,190
Wells Fargo & Co. ..................   8,000        355,600
XL Capital Ltd. (Class A) ..........     600         47,400
Zions Bancorporation ...............     400         21,464
                                                  7,979,094

TECHNOLOGY -- 14.7%

ADC Telecommunications Inc. ........   3,700         12,913(a)
Adobe Systems Inc. .................   1,200         28,776
Advanced Micro Devices Inc. ........   1,700         13,855(a)
Agilent Technologies Inc. ..........   2,195         42,912(a)
Altera Corp. .......................   1,800         29,484(a)
Analog Devices Inc. ................   1,700         55,590(a)
Andrew Corp. .......................     500          9,090(a)
Apple Computer .....................   1,600         24,816(a)
Applied Materials Inc. .............   3,700        105,228(a)
Applied Micro Circuits Corp. .......   1,600         11,184(a)
Autodesk Inc. ......................     300          9,618
Automatic Data Processing Inc. .....   2,900        136,416
Avaya Inc. .........................   1,240         12,276(a)
BMC Software Inc. ..................   1,300         16,510(a)
Broadcom Corp. (Class A) ...........   1,200         24,360(a)
CIENA Corp. ........................   1,600         16,464(a)
Cisco Systems Inc. .................  33,900        412,902(a,h)
Citrix Systems Inc. ................     900         17,820(a)
Compaq Computer Corp. ..............   7,672         63,754
Computer Associates
   International Inc. ..............   2,750         70,785
Computer Sciences Corp. ............     800         26,536(a)

--------------------------------------------------------------------------------
                                      NUMBER
                                   OF SHARES          VALUE
--------------------------------------------------------------------------------
Compuware Corp. ....................   1,700 $       14,161(a)
Comverse Technology Inc. ...........     800         16,384(a)
Concord EFS Inc. ...................   1,100         53,845(a)
Conexant Systems Inc. ..............   1,400         11,620(a)
Convergys Corp. ....................     800         22,200(a)
Corning Inc. .......................   4,400         38,808
Dell Computer Corp. ................  12,000        222,360(a)
Electronic Data Systems Corp. ......   2,200        126,676
EMC Corp. ..........................  10,462        122,928(a)
Equifax Inc. .......................     600         13,140
First Data Corp. ...................   1,800        104,868
Fiserv Inc. ........................     900         30,780(a)
Gateway Inc. .......................   1,400          7,630(a)
Hewlett-Packard Co. ................   9,000        144,900
Intel Corp. ........................  31,200        637,728(h)
International Business
   Machines Corp. ..................   8,100        747,630
Intuit Inc. ........................   1,000         35,800(a)
Jabil Circuit Inc. .................     900         16,110(a)
JDS Uniphase Corp. .................   6,300         39,816(a)
KLA-Tencor Corp. ...................     900         28,422(a)
Lexmark International Inc.
   (Class A) .......................     600         26,826(a)
Linear Technology Corp. ............   1,500         49,200
LSI Logic Corp. ....................   1,700         19,975(a)
Lucent Technologies Inc. ...........  15,590         89,331(h)
Maxim Integrated Products Inc. .....   1,500         52,410(a)
Mercury Interactive Corp. ..........     400          7,616(a)
Micron Technology Inc. .............   2,700         50,841(a)
Microsoft Corp. ....................  25,000      1,279,250(a,h)
Motorola Inc. ......................  10,161        158,512
National Semiconductor Corp. .......     900         19,845(a)
NCR Corp. ..........................     400         11,860(a)
Network Appliance Inc. .............   1,500         10,200(a)
Nortel Networks Corp. ..............  14,580         81,794
Novell Inc. ........................   1,700          6,222(a)
Novellus Systems Inc. ..............     700         19,992(a)
Oracle Corp. .......................  26,000        327,080(a)
Palm Inc. ..........................   2,639          3,853(a)
Parametric Technology Corp. ........   1,100          5,709(a)
Paychex Inc. .......................   1,800         56,718
PeopleSoft Inc. ....................   1,400         25,256(a)
PerkinElmer Inc. ...................     500         13,120
Pitney Bowes Inc. ..................   1,200         45,840
PMC-Sierra Inc. ....................     800          8,216(a)
QLogic Corp. .......................     400          7,600(a)
QUALCOMM Inc. ......................   3,500        166,390(a)
Sabre Holdings Corp. ...............     628         16,793(a)
Sanmina Corp. ......................   1,500         20,370(a)
Sapient Corp. ......................     600          2,310(a)
Scientific-Atlanta Inc. ............     800         14,040
Siebel Systems Inc. ................   2,200         28,622(a)
Solectron Corp. ....................   3,100         36,115(a)
Sun Microsystems Inc. ..............  15,000        124,050(a)
Symbol Technologies Inc. ...........   1,100         11,539
Tektronix Inc. .....................     400          6,996(a)
Tellabs Inc. .......................   2,000         19,760(a)
Teradyne Inc. ......................     800         15,600(a)
Texas Instruments Inc. .............   8,000        199,840
Unisys Corp. .......................   1,500         12,990(a)
VERITAS Software Corp. .............   1,900         35,036(a)


----------
See Notes to Schedules of Investments and Notes to Financial statements.

                                                             S&P 500 INDEX FUND
                                    SCHEDULE OF INVESTMENTS  September 30, 2001
--------------------------------------------------------------------------------

                                      NUMBER
                                   OF SHARES          VALUE
--------------------------------------------------------------------------------
Vitesse Semiconductor Corp. ........   1,000  $       7,750(a)
Xerox Corp. ........................   3,400         26,350
Xilinx Inc. ........................   1,600         37,648(a)
Yahoo! Inc. ........................   2,900         25,549(a)
                                                  6,762,109

TRANSPORTATION -- 0.7%

AMR Corp. ..........................     800         15,312(a)
Burlington Northern
   Santa Fe Corp. ..................   1,900         50,825
CSX Corp. ..........................   1,000         31,500
Delta Air Lines Inc. ...............     600         15,810
FedEx Corp. ........................   1,400         51,450(a)
Norfolk Southern Corp. .............   1,800         29,016
Ryder System Inc. ..................     200          3,998
Southwest Airlines Co. .............   3,650         54,166
U.S. Airways Group Inc. ............     500          2,325(a)
Union Pacific Corp. ................   1,200         56,280
                                                    310,682

UTILITIES -- 9.8%

Allegheny Energy Inc. ..............     600         22,020
Alltel Corp. .......................   1,500         86,925
Ameren Corp. .......................     600         23,040
American Electric Power Inc. .......   1,540         66,574
AT&T Corp. .........................  15,961        308,047(h)
AT&T Wireless Services Inc. ........  11,709        174,933(a)
Bellsouth Corp. ....................   8,700        361,485
Calpine Corp. ......................   1,400         31,934(a)
CenturyTel Inc. ....................     700         23,450
CINergy Corp. ......................     800         24,696
Citizens Communications Co. ........   1,500         14,100(a)
CMS Energy Corp. ...................     600         12,000
Consolidated Edison Inc. ...........   1,000         40,720
Constellation Energy Group .........     800         19,360
Dominion Resources Inc. ............   1,184         70,270
DTE Energy Co. .....................     800         34,440
Duke Energy Corp. ..................   3,600        136,260
Dynegy Inc. (Class A) ..............   1,500         51,975
Edison International ...............   1,700         22,372
El Paso Corp. ......................   2,383         99,014
Enron Corp. ........................   3,400         92,582
Entergy Corp. ......................   1,000         35,560
Exelon Corp. .......................   1,475         65,785
FirstEnergy Corp. ..................   1,100         39,545
FPL Group Inc. .....................     800         42,840
Global Crossing Ltd. ...............   4,125          7,425(a)
GPU Inc. ...........................     500         20,180
KeySpan Corp. ......................     700         23,268
Kinder Morgan Inc. .................     500         24,605
Mirant Corp. .......................   1,585         34,712(a)
Nextel Communications Inc.
   (Class A) .......................   3,700         31,968(a)
Niagara Mohawk Holdings Inc. .......     700         11,879(a)
Nicor Inc. .........................     200          7,750
NiSource Inc. ......................   1,047         24,406
Peoples Energy Corp. ...............     100          3,976
PG&E Corp. .........................   1,900         28,880

--------------------------------------------------------------------------------
                                      NUMBER
                                   OF SHARES          VALUE
--------------------------------------------------------------------------------
Pinnacle West Capital Corp. ........     400  $      15,880
PPL Corp. ..........................     700         22,820
Progress Energy Inc. ...............     975         41,915
Public Service Enterprise Group ....   1,000         42,550
Qwest Communications
   International Inc. ..............   7,617        127,204
Reliant Energy Inc. ................   1,300         34,216
SBC Communications Inc. ............  15,653        737,569(h)
Sempra Energy ......................   1,050         25,988
Southern Co. .......................   3,100         74,338
Sprint Corp. (FON Group) ...........   4,100         98,441
Sprint Corp. (PCS Group) ...........   4,300        113,047(a)
The AES Corp. ......................   2,500         32,050(a)
TXU Corp. ..........................   1,200         55,584
Verizon Communications .............  12,566        679,946
Williams Cos. Inc. .................   2,400         65,520
WorldCom Inc. - WorldCom
   Group ...........................  13,321        200,348(a)
Xcel Energy Inc. ...................   1,515         42,646
                                                  4,529,038


TOTAL INVESTMENTS IN SECURITIES
   (COST $58,411,852) ..............             43,929,987


--------------------------------------------------------------------------------
SHORT-TERM INVESTMENTS -- 4.8%
--------------------------------------------------------------------------------
GEI Short-Term
   Investment Fund ................. 500,536        500,536
Money Market
   Obligations Trust ..............1,512,752      1,512,752


                                   PRINCIPAL
                                      AMOUNT         VALUE
--------------------------------------------------------------------------------
U.S. GOVERNMENT -- 0.4%

United States Treasury Bills
2.57%       12/13/01 .............. $200,000        199,050(d)

TOTAL SHORT-TERM INVESTMENTS
   (COST $2,212,338) ..............               2,212,338

LIABILITIES IN EXCESS OF OTHER ASSETS,
   NET (0.1)% .....................                 (23,259)
                                                -----------

NET ASSETS-- 100% .................             $46,119,066
                                                ===========
--------------------------------------------------------------------------------
OTHER INFORMATION
--------------------------------------------------------------------------------

The S&P 500 Index Fund had the following long futures contracts open at September 30, 2001:

                                  NUMBER       CURRENT
                EXPIRATION          OF        NOTIONAL       UNREALIZED
DESCRIPTION         DATE        CONTRACTS      VALUE        APPRECIATION
--------------------------------------------------------------------------------

S&P 500         December 2001       9        $2,348,325        $10,013

----------
See Notes to Schedules of Investments and Notes to Financial statements.

                                                              VALUE EQUITY FUND
--------------------------------------------------------------------------------

Q&A

Q. HOW DID THE VALUE EQUITY FUND PERFORM COMPARED TO ITS BENCHMARK AND LIPPER PEER GROUP DURING THE ONE-YEAR PERIOD ENDED SEPTEMBER 30, 2001?

A. The Value Equity Fund declined 15.65% for the one-year period ended September 30, 2001. The Fund narrowly outperformed its broad-based index, the Standard & Poor's 500/BARRA Value Composite Price Index, which declined 16.92%. However, the Fund's return trailed that of our Lipper peer group of 281 Large Cap Value funds, which lost an average of 12.32%.

Q. WHY DID THE FUND OUTPERFORM ITS BENCHMARK FOR THE YEAR ENDED SEPTEMBER 30, 2001?

A. Our relative outperformance resulted from solid returns in the consumer cyclical, technology and utilities sectors. We also benefited by emphasizing the consumer stable, capital goods and transportation sectors.

Q. WHICH STOCKS HAVE PERFORMED WELL? WHICH HAVE NOT PERFORMED WELL?

A. Significant positions in Lowes and Target, while avoiding weaker performers, helped our return in consumer cyclicals. In technology, First Data enjoyed a strong year. Our utilities holdings were helped by the performance of Southwestern Bell. Within the consumer stable area, being underweight Tenet Healthcare hurt our performance. Our performance in energy was hurt by our positions in ExxonMobil, Nabors and TransOcean.

Q.  HOW HAS THE VOLATILITY IN THE MARKET AFFECTED THE FUND?

A. Despite interest rate cuts by the Federal Reserve, the market has continued to be volatile, as U.S. economic growth slowed and corporate earnings deteriorated. In terms of the Fund, we continue to own those companies that have solid earnings growth. We look at the swings in the market as opportunities to buy or sell those stocks that become, respectively, undervalued or overvalued relative to the market, to their peers and/or to their earnings growth rates.

Q.   WHAT IS YOUR OUTLOOK FOR THE FUND?

A. We continue to expect the stock market to be volatile amid an economic slowdown. We maintain our focus on fundamental research and stock selection and plan to maintain the valuation discipline that has rewarded us over the years. We remain focused on finding under-appreciated stocks that offer solid potential over the next three to four years. We believe the Fund is positioned for solid relative performance in this environment.

                                                              VALUE EQUITY FUND
--------------------------------------------------------------------------------

CHANGE IN VALUE
OF A $10,000 INVESTMENT
--------------------------------------------------------------------------------

[LINE CHART OMITTED -- PLOT POINTS AS FOLLOWS:]

             Value Equity Fund      S&P 500/BARRA Value    Russell 1000 Value
2/2/00           10,000.00              10,000.00              10,000.00
3/00             10,550.00              10,371.35              10,385.65
6/00             10,360.00               9,904.90               9,883.33
9/00             10,390.00              10,778.69              10,668.83
12/00            10,383.52              10,949.38              11,052.15
3/01              9,588.65              10,235.03              10,404.33
6/01              9,890.50              10,680.92              10,906.86
9/01              8,763.61               8,955.08               9,713.44

INVESTMENT PROFILE

A mutual fund designed for investors who seek long-term growth of capital and future income by investing primarily in equity securities of large U.S. companies that the portfolio manager believes are undervalued by the market but have solid growth prospects.

SECTOR ALLOCATION
AS OF SEPTEMBER 30, 2001
as a % of Market Value
--------------------------------------------------------------------------------
Market Value of $92,481 (in thousands)

[PIE CHART OMITTED -- PLOT POINTS AS FOLLOWS:]

Consumer Stable 21.4%
Financial 21.2%
Technology 11.7%
Utilities 11.4%
Energy 10.3%
Consumer Cyclical 8.1%
Capital Goods 7.7%
Basic Materials 3.4%
Short Term 3.4%
Transportation 1.4%

AVERAGE ANNUAL TOTAL RETURN
FOR THE PERIODS ENDED SEPTEMBER 30, 2001
--------------------------------------------------------------------------------

                                ONE              SINCE
                               YEAR            INCEPTION*         COMMENCEMENT
--------------------------------------------------------------------------------
Value Equity Fund            -15.65%             -7.62%            2/2/00
--------------------------------------------------------------------------------
S&P 500/BARRA Value          -16.92%             -6.43%
--------------------------------------------------------------------------------
Russell 1000 Value            -8.95%             -1.74%
--------------------------------------------------------------------------------

TOP TEN LARGEST HOLDINGS
AS OF SEPTEMBER 30, 2001
as a % of Market Value
--------------------------------------------------------------------------------
   ExxonMobil Corp.                                           3.80%
--------------------------------------------------------------------------------
   Citigroup Inc.                                             3.52%
--------------------------------------------------------------------------------
   Merck & Co. Inc.                                           3.07%
------------------------------------------------------------------------------
   Microsoft Corp.                                            3.02%
------------------------------------------------------------------------------
   Johnson & Johnson                                          2.79%
------------------------------------------------------------------------------
   SBC Communications Inc.                                    2.27%
------------------------------------------------------------------------------
   Pfizer Inc.                                                2.21%
------------------------------------------------------------------------------
   Verizon Communications                                     2.18%
------------------------------------------------------------------------------
   Fannie Mae                                                 1.92%
------------------------------------------------------------------------------
   Cardinal Health Inc.                                       1.78%
------------------------------------------------------------------------------

*INDEX RETURNS ARE NOT AVAILABLE FROM THE FUND'S INCEPTION DATE AND THEREFORE
 ARE CALCULATED FROM THE MONTH END NEAREST THE FUND'S INCEPTION DATE.
 SEE NOTES TO PERFORMANCE.
 PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS.

                                                              VALUE EQUITY FUND
                                    SCHEDULE OF INVESTMENTS  September 30, 2001
--------------------------------------------------------------------------------
                                VALUE EQUITY FUND
--------------------------------------------------------------------------------
                                      NUMBER
                                   OF SHARES          VALUE
--------------------------------------------------------------------------------
COMMON STOCK -- 96.2%
--------------------------------------------------------------------------------

BASIC MATERIALS -- 3.4%

Alcoa Inc. .......................     7,686   $    238,343
Barrick Gold Corp. ...............    29,751        516,180
Bowater Inc. .....................     6,942        305,587
International Paper Co. ..........     8,925        310,590
Praxair Inc. .....................     2,480        104,160
Rayonier Inc. ....................     5,209        210,808
Rohm & Haas Co. ..................     6,198        203,046
The Dow Chemical Co. .............    10,165        333,005
Westvaco Corp. ...................     3,967        101,952
Weyerhaeuser Co. .................    16,859        821,202
                                                  3,144,873

CAPITAL GOODS -- 7.7%

Deere & Co. ......................     3,223        121,217
Dover Corp. ......................    11,156        335,907
Eaton Corp. ......................     4,959        293,622
Emerson Electric Co. .............    19,296        908,070
General Dynamics Corp. ...........    12,396      1,094,815
Honeywell International Inc. .....     5,454        143,986
Lockheed Martin Corp. ............     2,479        108,456
Martin Marietta Materials Inc. ...     8,429        329,658
Minnesota Mining &
   Manufacturing Co. .............    11,207      1,102,769
Molex Inc. (Class A) .............    17,101        415,554
Parker-Hannifin Corp. ............     4,958        170,059
The Boeing Co. ...................     9,707        325,185
Thermo Electron Corp. ............     4,334         78,229(a)
Tyco International Ltd. ..........    16,734        761,397
United Technologies Corp. ........    19,883        924,559
                                                  7,113,483

CONSUMER - CYCLICAL -- 8.0%

Albertson's Inc. .................     2,480         79,062
Comcast Corp. (Class A) ..........    15,618        560,218(a)
CVS Corp. ........................    17,339        575,655
Delphi Automotive Systems Corp. ..     2,479         29,128
Federated Department Stores Inc. .     7,438        209,752(a)
Gannett Co. Inc. .................     8,429        506,667
H&R Block Inc. ...................     2,480         95,629
Home Depot Inc. ..................    10,413        399,547
Liberty Media Corp. (Class A) ....    37,189        472,300(a)
Lowes Cos. Inc. ..................    24,793        784,698
Safeway Inc. .....................     8,927        354,580(a)
Target Corp. .....................    33,470      1,062,673
The Walt Disney Co. ..............    21,074        392,398
Tribune Co. ......................     4,960        155,744
Viacom Inc. (Class B) ............     8,600        296,700(a)
Wal-Mart Stores Inc. .............    29,999      1,484,951(h)
                                                  7,459,702

--------------------------------------------------------------------------------
                                      NUMBER
                                   OF SHARES          VALUE
--------------------------------------------------------------------------------
CONSUMER - STABLE -- 21.3%

Anheuser-Busch Cos. Inc. .........    14,876   $    623,007
Avon Products Inc. ...............     9,917        458,661
Baxter International Inc. ........    10,537        580,062
Bristol-Myers Squibb Co. .........    10,909        606,104
Cardinal Health Inc. .............    22,313      1,650,046(h)
Colgate-Palmolive Co. ............     5,206        303,250
Eli Lilly & Co. ..................    14,380      1,160,466
General Mills Inc. ...............    10,413        473,791
Guidant Corp. ....................     8,800        338,800(a)
Heinz (H.J.) Co. .................     5,950        250,793
Hershey Foods Corp. ..............     3,719        243,111
IMS Health Inc. ..................     8,678        217,384
Johnson & Johnson ................    46,610      2,582,194
Kimberly-Clark Corp. .............    15,371        953,002
Medtronic Inc. ...................     5,300        230,550
Merck & Co. Inc. .................    42,643      2,840,024
PepsiCo Inc. .....................    26,033      1,262,600
Pfizer Inc. ......................    50,949      2,043,055
Pharmacia Corp. ..................    14,380        583,253
Philip Morris Cos. Inc. ..........     4,958        239,422
Procter & Gamble Co. .............     8,306        604,594
Ralston Purina Group .............    23,553        772,538
Sysco Corp. ......................    11,157        284,950
Tenet Healthcare Corp. ...........     2,479        147,872(a)
UnitedHealth Group Inc. ..........     4,943        328,709
                                                 19,778,238

ENERGY -- 10.3%

Baker Hughes Inc. ................    21,073        610,063
BP p.l.c. ADR ....................    12,396        609,511
Burlington Resources Inc. ........    13,636        466,488
Chevron Corp. ....................     7,438        630,371
Conoco Inc. (Class B) ............    29,751        753,890
Devon Energy Corp. ...............     8,678        298,523
EOG Resources Inc. ...............     2,943         85,141
ExxonMobil Corp. .................    89,254      3,516,608
Nabors Industries Inc. ...........    16,859        353,533(a)
Noble Drilling Corp. .............     6,198        148,752(a)
PanCanadian Energy Corp. .........     4,960        119,040(a)
Royal Dutch Petroleum Co. ADR ....    11,157        560,639
Texaco Inc. ......................     7,438        483,470
Transocean Sedco Forex Inc. ......    16,837        444,497
Unocal Corp. .....................    13,636        443,170
                                                  9,523,696

FINANCIAL -- 21.1%

American Express Co. .............    25,207        732,515
American International
   Group Inc. ....................    15,798      1,232,244
Bank of America Corp. ............    16,612        970,141(h)
BlackRock Inc. (Class A) .........     7,722        341,467(a)
Chubb Corp. ......................     6,198        442,599
Citigroup Inc. ...................    80,456      3,258,468(h)
Fannie Mae .......................    22,168      1,774,770
Fifth Third Bancorp ..............     2,480        152,470

----------
See Notes to Schedules of Investments and Notes to Financial statements.

                                                              VALUE EQUITY FUND
                                    SCHEDULE OF INVESTMENTS  September 30, 2001
--------------------------------------------------------------------------------

                                      NUMBER
                                   OF SHARES          VALUE
--------------------------------------------------------------------------------
FleetBoston Financial Corp. .......   21,074  $     774,470
Franklin Resources Inc. ...........    3,223        111,741
Freddie Mac .......................   12,000        780,000
Golden State Bancorp Inc. .........    3,719        113,058
Goldman Sachs Group Inc. ..........    3,098        221,042
Hartford Financial Services
   Group Inc. .....................   21,559      1,266,376
J.P. Morgan Chase & Co. ...........   23,553        804,335
Lehman Brothers Holdings Inc. .....   15,066        856,502
Lincoln National Corp. ............    6,695        312,188
Marsh & McLennan Cos. Inc. ........    7,433        718,771
Merrill Lynch & Co. Inc. ..........    2,231         90,579
MetLife Inc. ......................    4,958        147,253
MGIC Investment Corp. .............    3,966        259,138
Morgan Stanley,
   Dean Witter & Co. ..............   15,382        712,956
PNC Financial Services Group ......   15,793        904,149
The Allstate Corp. ................   21,069        786,927
U.S. Bancorp ......................   17,355        384,934
Waddell & Reed Financial Inc.
   (Class A) ......................    5,950        154,700
Washington Mutual Inc. ............    8,678        333,930
Wells Fargo & Co. .................   22,312        991,768
                                                 19,629,491

TECHNOLOGY -- 11.6%

Analog Devices Inc. ...............   12,396        405,349(a,h)
Applied Materials Inc. ............   12,893        366,677(a)
Automatic Data Processing Inc. ....    8,429        396,500
Axcelis Technologies Inc. .........   20,082        189,775(a)
Certegy Inc. ......................    8,181        212,379(a)
Convergys Corp. ...................    4,958        137,585(a)
Dell Computer Corp. ...............   22,313        413,460(a)
Electronic Data Systems Corp. .....    4,215        242,700
Equifax Inc. ......................   16,610        363,759
First Data Corp. ..................   22,314      1,300,014(h)
Intel Corp. .......................   38,428        785,468
International Business
   Machines Corp. .................   16,611      1,533,195
Intuit Inc. .......................    4,463        159,776(a)
Microsoft Corp. ...................   54,543      2,790,965(a)
PerkinElmer Inc. ..................   11,901        312,282
Pitney Bowes Inc. .................    9,421        359,882
Sun Microsystems Inc. .............   18,594        153,772(a)
Texas Instruments Inc. ............   21,322        532,624
Unisys Corp. ......................   14,876        128,826(a)
                                                 10,784,988

TRANSPORTATION -- 1.4%

Burlington Northern
   Santa Fe Corp. .................   24,793        663,213
Canadian Pacific Ltd. .............   19,834        636,473
                                                  1,299,686

--------------------------------------------------------------------------------
                                      NUMBER
                                   OF SHARES          VALUE
--------------------------------------------------------------------------------
UTILITIES -- 11.4%

AT&T Corp. ........................   27,272  $     526,350
Constellation Energy Group ........   13,636        329,991
Dominion Resources Inc. ...........   16,116        956,485
Duke Energy Corp. .................   29,751      1,126,075(h)
El Paso Corp. .....................    9,917        412,051
Entergy Corp. .....................      275          9,779
Exelon Corp. ......................   17,851        796,155
FPL Group Inc. ....................   10,413        557,616
NiSource Inc. .....................    6,198        144,475
SBC Communications Inc. ...........   44,637      2,103,295
Sprint Corp. (FON Group) ..........   22,314        535,759
Sprint Corp. (PCS Group) ..........   17,727        466,043(a)
Verizon Communications ............   37,189      2,012,297
Williams Cos. Inc. ................    4,953        135,217
Xcel Energy Inc. ..................   15,619        439,675
                                                 10,551,263


TOTAL INVESTMENTS IN SECURITIES
   (COST $99,219,319) .............              89,285,420

--------------------------------------------------------------------------------
SHORT-TERM INVESTMENTS -- 3.5%
--------------------------------------------------------------------------------

GEI Short-Term Investment Fund
   (COST $3,195,397) ..............3,195,397      3,195,397(h)

OTHER ASSETS AND LIABILITIES,
   NET 0.3% .......................                 295,210
                                                -----------

NET ASSETS-- 100% .................             $92,776,027
                                                ===========

--------------------------------------------------------------------------------
OTHER INFORMATION
--------------------------------------------------------------------------------

The Value Equity Fund had the following long futures contracts open at September 30, 2001:

                                     NUMBER      CURRENT
                    EXPIRATION         OF        NOTIONAL        UNREALIZED
DESCRIPTION             DATE       CONTRACTS       VALUE        DEPRECIATION
--------------------------------------------------------------------------------
S&P 500            December 2001       3        $782,775          $(23,362)


----------
See Notes to Schedules of Investments and Notes to Financial statements.

                                                            MID-CAP GROWTH FUND
--------------------------------------------------------------------------------

Q&A

Q. HOW DID THE MID-CAP GROWTH FUND PERFORM COMPARED TO ITS BENCHMARK AND LIPPER PEER GROUP DURING THE FISCAL YEAR ENDED SEPTEMBER 30, 2001?

A. The Mid-Cap Growth Fund declined 20.47% for the one-year period ended September 30, 2001. The Fund trailed its broad-based benchmark index, the Standard & Poor's MidCap 400 Index, which declined 18.96%. The Fund easily outperformed its Lipper peer group of 335 MultiCap Core funds, which lost an average of 26.52%.

Q.  WHAT ACCOUNTED FOR THE FUND'S PERFORMANCE DURING THE PERIOD?

A. The Fund underperformed the S&P MidCap 400 Index due to a lower-than-average position in the financial sector, and an emphasis on what proved to be weaker-performing industries within the consumer cyclical and utilities sectors. The financial sector registered an absolute positive return during the past twelve months as these companies, which include regional banks and savings and loans, generally benefited from cuts in short-term interest rates implemented in an aggressive fashion by the Federal Reserve. We maintained a cautious approach to the financial sector due to concerns about a weakening economy and potential credit issues for many institutions. Consumer cyclical stocks such as Interpublic Group and NTL Corp. hurt the Fund's performance as the media and advertising markets softened in response to weaker economic conditions. Finally, in the utility sector, our holding in Dynegy, an unregulated electric utility, was negatively affected by regulatory concerns and falling commodity prices, while Qwest, a telecommunications firm, declined primarily due to company-specific accounting issues.

    While sector rotation governed stock market activity during the past twelve months, investors increasingly focused on defensive industries given the weakening economic environment. The Fund, with its heavy weighting in consumer stable stocks and, in particular, healthcare services companies, benefited in this environment, with several issues, such as Tenet Healthcare and HCR Manor Care performing well. In addition, the Fund's limited weighting in technology stocks and emphasis on the more defensive computer services companies contributed positively to performance. The team continues to seek out those companies that offer a combination of above-average growth and reasonable valuations.

Q.  EXPLAIN YOUR BROAD INVESTMENT STRATEGY FOR THE FUND?

A. The focus of the Fund continues to be on investing in companies with solid earnings growth prospects, strong visibility, and superior fundamentals for the long term. Each new company being added to the Fund must be priced reasonably based on earnings growth in comparison to the market as a whole, as well as in comparison to its respective peer group. We believe companies with high quality management teams and a focus on shareholder value will produce sustainable gains over the long term. We do not, and will not, invest in or speculate on companies with operating losses and no material track record in managing their business.

Q.  WHAT SPECIFIC HOLDINGS STOOD OUT IN THE PAST YEAR?

A. Defensive stocks increasingly became the main focus with investors over the past twelve months and even more so during the quarter ended September 30, 2001. The Fund's performance certainly benefited from this trend, with enviable returns in several healthcare companies, including Henry Schein (medical products & supplies) up 94%, Manor Care (services) up 79%, Tenet Healthcare (services) up 64%, and Cardinal Health (drug distribution) up 27%. In the capital goods area, ITT Industries, up 40%, performed well. Praxair, an industrial gas company benefiting from higher selling prices, returned 14% during this period.

Q.  WHAT CHANGES HAVE YOU MADE IN THE FUND?

A. Over the course of the past six months, we have repositioned the Fund in several areas including the consumer cyclical, consumer stable, financial and energy sectors. In the consumer cyclical and financial areas we moved to an underweight position, taking profits as these interest-rate sensitive stocks rallied in reaction to the Fed's easing of monetary policy. The Fund holds a higher-than-average position in the energy area and we continue to add stocks that we believe will benefit from the current supply/demand imbalance in that sector. We are also boosting our position in consumer stable stocks. In technology, we are only adding stocks on a selective basis. These shifts have benefited the Fund over the past six months. The cash position is higher than our historical average and we are looking to deploy this cash as attractive opportunities arise. We continue to emphasize those companies with higher-than-average earnings growth rates and reasonable valuations.

Q.  WHAT IS YOUR OUTLOOK FOR THE FUND?

A. We believe the Fund is well positioned to take advantage of a rotation into stocks other than technology and consumer cyclicals. Despite the recent correction in technology stocks, it may be early to take a more aggressive position there, as we believe more downside still exists. Consumer cyclical stocks benefited from the recent interest rate cuts but the Fed may not be enough to save these stocks from the slowdown in the U.S. economy. As we stay focused on quality companies, we believe the Fund can generate solid results.

                                                            MID-CAP GROWTH FUND
-------------------------------------------------------------------------------

CHANGE IN VALUE
OF A $10,000 INVESTMENT
-------------------------------------------------------------------------------

[LINE CHART OMITTED -- PLOT POINTS AS FOLLOWS:]

                          MID-CAP GROWTH FUND          S&P MID CAP 400
11/25/97                       10,000.00                  10,000.00
3/98                           11,276.71                  11,536.79
9/98                            8,875.28                   9,662.50
3/99                           10,595.87                  11,567.04
9/99                           10,223.56                  12,093.80
3/00                           13,686.36                  15,973.13
9/00                           13,706.59                  17,322.33
3/01                           12,159.47                  14,865.38
9/01                           10,900.42                  13,750.46

INVESTMENT PROFILE

A mutual fund designed for investors who seek long-term growth of capital by investing primarily in equity securities of mid-cap companies that the portfolio manager believes have above-average growth potential.

SECTOR ALLOCATION
AS OF SEPTEMBER 30, 2001
as a % of Market Value
--------------------------------------------------------------------------------
Market Value of $17,037 (in thousands)

[[LINE CHART OMITTED -- PLOT POINTS AS FOLLOWS:]

Consumer Stable 23.3%
Technology 16.7%
Financial 14.0%
Capital Goods 12.1%
Consumer Cyclical 10.4%
Short Term 8.9%
Energy 7.8%
Utilities 3.8%
Basic Materials 3.0%

AVERAGE ANNUAL TOTAL RETURN
FOR THE PERIODS ENDED SEPTEMBER 30, 2001
-------------------------------------------------------------------------------

                               ONE               SINCE
                               YEAR           INCEPTION*        COMMENCEMENT
-------------------------------------------------------------------------------

Mid-Cap Growth Fund          -20.47%             2.27%             11/25/97
-------------------------------------------------------------------------------

S&P MidCap 400               -18.96%             9.21%
-------------------------------------------------------------------------------

TOP TEN LARGEST HOLDINGS
AS OF SEPTEMBER 30, 2001
as a % of Market Value
-------------------------------------------------------------------------------
   Phillips Petroleum Co.                                  3.41%
-------------------------------------------------------------------------------
   Tenet Healthcare Corp.                                  3.01%
-------------------------------------------------------------------------------
   AmerisourceBergen Corp.                                 2.80%
-------------------------------------------------------------------------------
   Molex Inc. (Class A)                                    2.52%
-------------------------------------------------------------------------------
   Mettler-Toledo International Inc.                       2.44%
-------------------------------------------------------------------------------
   American International Group Inc.                       2.20%
-------------------------------------------------------------------------------
   Viad Corp.                                              2.17%
-------------------------------------------------------------------------------
   Nationwide Financial
      Services Inc. (Class A)                              2.10%
-------------------------------------------------------------------------------
   Zions Bancorporation                                    2.02%
-------------------------------------------------------------------------------
   Caremark Rx Inc.                                        1.87%
-------------------------------------------------------------------------------

*INDEX RETURNS ARE NOT AVAILABLE FROM THE FUND'S INCEPTION DATE AND THEREFORE
 ARE CALCULATED FROM THE MONTH END NEAREST THE FUND'S INCEPTION DATE.
 SEE NOTES TO PERFORMANCE.
 PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS.

                                                            MID-CAP GROWTH FUND
--------------------------------------------------------------------------------
                                    SCHEDULE OF INVESTMENTS  September 30, 2001

                               MID-CAP GROWTH FUND
--------------------------------------------------------------------------------
                                      NUMBER
                                   OF SHARES          VALUE
OMMON STOCK -- 91.6%
--------------------------------------------------------------------------------

BASIC MATERIALS -- 3.0%

Praxair Inc. ......................    6,414   $    269,388
Rohm & Haas Co. ...................    1,821         59,656
Sealed Air Corp. ..................    4,809        175,480(a)
                                                    504,524

CAPITAL GOODS -- 12.2%

Dover Corp. .......................    5,774        173,855
ITT Industries Inc. ...............    4,490        201,152
Martin Marietta Materials Inc. ....    3,528        137,980
Mettler-Toledo International Inc. .    9,879        416,301(a)
Molex Inc. (Class A) ..............   17,641        428,677
Textron Inc. ......................    4,170        140,154
Thermo Electron Corp. .............   13,984        252,411(a)
Tyco International Ltd. ...........    6,814        310,037
                                                  2,060,567

CONSUMER - CYCLICAL -- 10.4%

Bed Bath & Beyond Inc. ............    4,170        106,168(a)
BJ's Wholesale Club Inc. ..........    2,245        106,884(a)
Charter Communications Inc.
   (Class A) ......................   16,998        210,435(a)
Federated Department
   Stores Inc. ....................    8,339        235,160(a)
Jones Apparel Group Inc. ..........    3,208         81,772(a)
NTL Inc. ..........................   10,905         33,806(a)
The Interpublic Group
   of Cos. Inc. ...................    8,665        176,766
The Kroger Co. ....................   10,392        256,059(a)
Viad Corp. ........................   19,245        369,119
Westwood One Inc. .................    2,245         49,951(a)
Zale Corp. ........................    5,325        141,006(a)
                                                  1,767,126

CONSUMER - STABLE -- 23.4%

AmerisourceBergen Corp. ...........    6,735        477,848(a)
Apogent Technologies Inc. .........    9,622        229,966(a,h)
Cardinal Health Inc. ..............    4,298        317,837
Caremark Rx Inc. ..................   19,055        317,837(a)
DENTSPLY International Inc. .......    5,131        235,718
Energizer Holdings Inc. ...........    6,415        106,617(a)
Genentech Inc. ....................    2,768        121,792(a)
Genzyme Corp. .....................    5,452        247,630(a)
Henry Schein Inc. .................    4,154        160,344(a,h)
IDEC Pharmaceuticals Corp. ........    4,812        238,531(a)
IVAX Corp. ........................    5,703        126,436(a)

--------------------------------------------------------------------------------
                                      NUMBER
                                   OF SHARES          VALUE
--------------------------------------------------------------------------------
Manor Care Inc. ...................    11,226   $    315,451(a)
R.J. Reynolds Tobacco
   Holdings Inc. ..................    2,245        128,279
Tenet Healthcare Corp. ............    8,596        512,751(a,h)
The Estee Lauder Cos. Inc.
   (Class A) ......................    4,170        138,236
Watson Pharmaceuticals Inc. .......    5,453        298,334(a)
                                                  3,973,607

ENERGY -- 7.8%

BJ Services Co. ...................    7,055        125,508(a)
Devon Energy Corp. ................    5,453        187,583
Global Marine Inc. ................   10,853        151,942(a)
Nabors Industries Inc. ............    4,426         92,813(a)
National-Oilwell Inc. .............    3,829         55,521(a)
Ocean Energy Inc. .................    3,849         62,739
Phillips Petroleum Co. ............   10,777        581,311
Weatherford International Inc. ....    2,566         65,459(a)
                                                  1,322,876

FINANCIAL -- 14.1%

American International
   Group Inc. .....................    4,810        375,180(h)
Everest Re Group Ltd. .............    3,847        248,901
Hartford Financial Services
   Group Inc. .....................    3,977        233,609
M&T Bank Corp. ....................    1,463        108,262
MGIC Investment Corp. .............    1,993        130,223
Nationwide Financial
    Services Inc. (Class A) .......    9,621        357,709
SEI Investments Co. ...............    4,811        153,952
The Bank of New York Co. Inc. .....    7,762        271,670
Waddell & Reed Financial Inc.
   (Class A) ......................    6,415        166,790
Zions Bancorporation ..............    6,414        344,175
                                                  2,390,471

TECHNOLOGY -- 16.8%
Analog Devices Inc. ...............    8,018        262,189(a,h)
Atmel Corp. .......................    9,609         64,188(a)
Cadence Design Systems Inc. .......    9,622        160,206(a)
Computer Sciences Corp. ...........    2,010         66,672(a)
Concord EFS Inc. ..................    5,132        251,211(a)
Convergys Corp. ...................    8,018        222,500(a)
Cypress Semiconductor Corp. .......    2,404         35,723(a)
DST Systems Inc. ..................    3,848        166,426(a)
Fiserv Inc. .......................    4,330        148,086(a)
Integrated Device
   Technology Inc. ................      641         12,897(a)
Intuit Inc. .......................    7,836        280,529(a)
LSI Logic Corp. ...................    3,606         42,371(a)
NVIDIA Corp. ......................    3,206         88,069(a)
Rational Software Corp. ...........    3,849         33,332(a)
RF Micro Devices Inc. .............    4,169         69,205(a)
Sabre Holdings Corp. ..............    3,528         94,339(a)

----------
See Notes to Schedules of Investments and Notes to Financial statements.

                                                            MID-CAP GROWTH FUND
                                    SCHEDULE OF INVESTMENTS  September 30, 2001
--------------------------------------------------------------------------------
                                      NUMBER
                                   OF SHARES          VALUE
--------------------------------------------------------------------------------
CI Systems Inc. ...................   15,203    $   273,654(a)
SunGard Data Systems Inc. .........   11,548        269,877(a)
Waters Corp. ......................    8,659        309,732(a)
                                                  2,851,206

UTILITIES -- 3.9%

Dynegy Inc. (Class A) .............    6,415        222,280
El Paso Corp. .....................    6,095        253,247
Telephone & Data Systems Inc. .....    1,924        181,433
                                                    656,960

TOTAL INVESTMENTS IN SECURITIES
   (COST $16,595,965) .............              15,527,337



                                   PRINCIPAL
                                      AMOUNT         VALUE
--------------------------------------------------------------------------------
SHORT-TERM INVESTMENTS -- 8.9%
--------------------------------------------------------------------------------
U.S. AGENCIES  -- 8.9%
Student Loan Marketing Assoc.
2.36%        10/01/01
   (COST $1,510,000) .............$1,510,000      1,510,000(d,h)

LIABILITIES IN EXCESS OF OTHER ASSETS,
   NET (0.5)% ....................                  (87,119)
                                                -----------

NET ASSETS-- 100% ................              $16,950,218
                                                ===========

--------------------------------------------------------------------------------
OTHER INFORMATION
--------------------------------------------------------------------------------
The Mid-Cap Growth Fund had the following short futures contracts open at September 30, 2001:

                                     NUMBER         CURRENT
                   EXPIRATION          OF          NOTIONAL       UNREALIZED
DESCRIPTION           DATE         CONTRACTS        VALUE       APPRECIATION
--------------------------------------------------------------------------------
S&P
MidCap 400       December 2001          1         $(216,725)        $2,550


-----------
See Notes to Schedules of Investments and Notes to Financial statements.

                                                      MID-CAP VALUE EQUITY FUND
--------------------------------------------------------------------------------


Q&A

Q. HOW DID THE MID-CAP VALUE EQUITY FUND PERFORM COMPARED TO ITS BENCHMARK AND LIPPER PEER GROUP DURING THE ONE-YEAR PERIOD ENDED SEPTEMBER 30, 2001?

A. The Mid-Cap Value Equity Fund declined 4.68% for the one-year period ended September 30, 2001. While the Fund's performance lagged that of its broad-based comparative index, the Standard & Poor's 400/BARRA Value Index, which gained 2.27%, it fared well in comparison to our Lipper peer group of 492 MultiCap Value funds, which lost 7.84% on average.

Q.  WHAT FACTORS AFFECTED THE FUND'S PERFORMANCE DURING THE PAST YEAR?

A. During the year, the Fund absorbed costs involved in restructuring, after the assets were moved from a former manager. Also contributing to the underperformance was disappointing stock selection in the financial, consumer cyclical, and energy sectors. Consumer cyclical stocks, such as Interpublic Group and NTL Corp., hurt the Fund's performance, as the broadcasting and advertising markets softened in response to weaker economic conditions. The market lifted financial stocks, as investors shifted funds to industries able to benefit from short-term interest rate cuts implemented by the Federal Reserve throughout the year. However, concerns about excessive stock valuations, and our concerns of potential credit deterioration, led us to maintain a more modest position in that sector. In addition, the weakening economy took its toll on energy stocks like Nabors Industries and Weatherford International, as the demand for natural gas receded.

    The market was also focused on value stocks and defensive industries given the weak economic environment. As a result, the Fund benefited from its heavier-than-average position and strong stock picks in the basic materials and capital goods sectors. Consumer stable stocks also generated solid returns for the Fund despite a reduced position in the sector, primarily due to solid stock selection.

Q.  WHAT HAS YOUR INVESTMENT STRATEGY BEEN FOR THE FUND?

A. The focus of the Fund continues to be on investing in attractively-valued companies with solid earnings prospects, good visibility, strong market share, and superior long-term fundamentals. New companies being purchased in the Fund must be priced reasonably based on their earnings outlook, in comparison to the market, as well as to their relevant peer group. We believe companies with high quality management teams, superior returns, and a focus on shareholder value will produce sustainable gains over the long term.

Q.  WHICH INVESTMENTS STAND OUT?

A. Defensive and interest rate sensitive names were the primary focus of investors over the past twelve months. The Fund's performance benefited from this trend. The basic materials sector had strong returns from several chemicals companies, including Cabot Corp., which was up 102%, and Sealed Air, up 37%. Holdings in capital goods issues such as Jacobs Engineering, up 54%, and ITT Industries, up 39%, stand out as well. The consumer stable sector featured strong performance in several healthcare service concerns, including Manor Care, up 76%, and Tenet Healthcare, up 64%. Finally, in the financial sector, insurer Torchmark stands out, up over 41%.

Q.  WHAT CHANGES HAVE YOU MADE IN THE FUND?

A. Over the course of the past twelve months, we have repositioned the Fund in several areas. In the basic materials and consumer cyclical sectors we continued to take profits as these cyclical stocks rallied in reaction to the Federal Reserve's easing of monetary policy and expectations of a robust recovery. Both the financial and technology sectors have been underweight, and the Fund has been selectively adding stocks in these areas as valuations become more attractive. Finally, our cautious outlook has caused us to add to our positions in consumer stable stocks, especially healthcare, and electric utility stocks. These shifts have benefited the portfolio over the past twelve months. The cash position is higher than our historical average and we are looking to deploy this cash as good opportunities materialize.

Q.  WHAT IS YOUR OUTLOOK FOR THE FUND?

A. We continue to have concerns about the resilience of the economy and the consumer, specifically over the next twelve months, particularly in light of the events of September 11th and their aftermath. As a result, we have positioned the Fund quite defensively. Despite the correction in technology stocks, we find it still too early to take an overweight position, as we believe more downside still exists. Financial stocks benefited from the recent interest rate cuts, but that may not be enough to save these stocks and the housing market from the slowdown in the U.S. economy. The first signs of credit deterioration are only now appearing in the banks. We have built a significant position in the downtrodden capital goods, basic materials and energy sectors, believing the softer outlook is adequately reflected in the stocks within these sectors. As we stay focused on quality companies, we believe the Fund can generate solid results.

                                                      MID-CAP VALUE EQUITY FUND
--------------------------------------------------------------------------------

CHANGE IN VALUE
OF A $10,000 INVESTMENT
--------------------------------------------------------------------------------

[LINE CHART OMITTED -- PLOT POINTS AS FOLLOWS:]

         MID-CAP VALUE EQUITY FUND   S&P 400/BARRA VALUE       S&P MIDCAP 400
12/98             10,000.00              10,000.00               10,000.00
3/99              10,120.00               9,194.80                9,366.52
6/99              11,550.00              10,567.60               10,690.42
9/99               9,910.00               9,598.37                9,793.08
12/99             10,956.87              10,232.46               11,476.78
3/00              10,906.33              10,874.26               12,934.27
6/00              10,208.89              10,585.30               12,510.08
9/00              10,936.65              11,968.39               14,026.75
12/00             11,583.57              13,081.95               13,489.86
3/01              11,314.67              12,630.27               12,037.70
6/01              11,852.47              14,067.69               13,625.42
9/01              10,425.21              12,237.88               11,367.75

INVESTMENT PROFILE

A mutual fund designed for investors who seek long-term growth of capital by investing primarily in equity securities of mid-cap companies that the portfolio manager believes are undervalued by the market and have above-average growth potential.

SECTOR ALLOCATION
AS OF SEPTEMBER 30, 2001
as a % of Market Value
--------------------------------------------------------------------------------
Market Value of $14,183 (in thousands)

[PIE CHART OMITTED --  PLOT POINTS AS FOLLOWS:]

Financial 22.6%
Capital Goods 15.0%
Consumer Stable 12.7%
Short Term 11.4%
Consumer Cyclical 9.7%
Basic Materials 8.4%
Utilities 6.5%
Technology 6.0%
Energy 5.9%
Transportation 1.8%

AGGREGATE TOTAL RETURN
FOR THE PERIODS ENDED SEPTEMBER 30, 2001
-------------------------------------------------------------------------------
                                   ONE          SINCE
                                   YEAR       INCEPTION     COMMENCEMENT
-------------------------------------------------------------------------------
Mid-Cap Value Equity Fund         -4.68%         1.53%         12/31/98
-------------------------------------------------------------------------------
S&P 400/BARRA Value                2.27%         7.64%
-------------------------------------------------------------------------------
S&P MidCap 400                   -18.96%         4.77%
-------------------------------------------------------------------------------

TOP TEN LARGEST HOLDINGS
AS OF SEPTEMBER 30, 2001
as a % of Market Value
-------------------------------------------------------------------------------
   Hartford Financial Services Group Inc.                   3.10%
--------------------------------------------------------------------------------
   Tenet Healthcare Corp.                                   3.03%
--------------------------------------------------------------------------------
   Phillips Petroleum Co.                                   2.78%
-------------------------------------------------------------------------------
   Torchmark Corp.                                          2.64%
-------------------------------------------------------------------------------
   ITT Industries Inc.                                      2.57%
-------------------------------------------------------------------------------
   Rohm & Haas Co.                                          2.29%
-------------------------------------------------------------------------------
   The Kroger Co.                                           2.27%
-------------------------------------------------------------------------------
   Molex Inc. (Class A)                                     2.26%
-------------------------------------------------------------------------------
   OGE Energy Corp.                                         2.22%
-------------------------------------------------------------------------------
   Federated Department Stores Inc.                         2.22%
-------------------------------------------------------------------------------

SEE NOTES TO PERFORMANCE.
PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS.

                                                      MID-CAP VALUE EQUITY FUND
                                     SCHEDULE OF INVESTMENTS  September 30, 2001
--------------------------------------------------------------------------------
                            MID-CAP VALUE EQUITY FUND
-------------------------------------------------------------------------------
                                      NUMBER
                                   OF SHARES          VALUE
-------------------------------------------------------------------------------
COMMON STOCK -- 91.8%
--------------------------------------------------------------------------------

BASIC MATERIALS -- 8.7%

Bowater Inc. .......................   6,344  $     279,263
Cabot Corp. ........................   5,767        230,103
Praxair Inc. .......................   5,249        220,458
Rohm & Haas Co. ....................   9,900        324,324
Sealed Air Corp. ...................   3,700        135,013(a)
                                                  1,189,161

CAPITAL GOODS -- 15.6%

ITT Industries Inc. ................   8,127        364,090
Jacobs Engineering Group Inc. ......   3,653        227,947(a)
Kadant Inc. ........................     647          8,346(a)
Martin Marietta Materials Inc. .....   3,845        150,378
Mettler-Toledo International Inc. ..   5,767        243,022(a)
Molex Inc. (Class A) ...............  13,209        320,979
Precision Castparts Corp. ..........     961         21,334
Sherwin-Williams Co. ...............  13,938        309,702
Textron Inc. .......................   6,344        213,222
Thermo Electron Corp. ..............  14,899        268,927(a)
                                                  2,127,947

CONSUMER - CYCLICAL -- 10.0%

Federated Department Stores Inc. ...  11,150        314,430(a)
Jones Apparel Group Inc. ...........   1,459         37,190(a)
Liberty Media Corp. (Class A) ......  19,609        249,035(a)
The Interpublic Group
   of Cos. Inc. ....................   8,555        174,522
The Kroger Co. .....................  13,072        322,094(a)
Viad Corp. .........................  14,418        276,537
                                                  1,373,808

CONSUMER - STABLE -- 13.1%

AmerisourceBergen Corp. ............   2,502        177,517(a)
Caremark Rx Inc. ...................  17,686        295,002(a)
Energizer Holdings Inc. ............   5,890         97,892(a)
Manor Care Inc. ....................   6,728        189,057(a)
R.J. Reynolds Tobacco
   Holdings Inc. ...................   4,326        247,188
Tenet Healthcare Corp. .............   7,209        430,017(a,h)
Tyson Foods Inc. (Class A) .........  22,876        229,217
Watson Pharmaceuticals Inc. ........   2,403        131,468(a)
                                                  1,797,358

ENERGY -- 6.1%

Devon Energy Corp. .................   4,710        162,024
ENSCO International Inc. ...........   5,767         84,313
Nabors Industries Inc. .............   5,383        112,881(a)
Phillips Petroleum Co. .............   7,304        393,978
Weatherford International Inc. .....   3,364         85,816(a)
                                                    839,012

--------------------------------------------------------------------------------
                                      NUMBER
                                   OF SHARES          VALUE
--------------------------------------------------------------------------------
FINANCIAL -- 23.4%

Banknorth Group Inc. ...............  12,975  $     289,602
Everest Re Group Ltd. ..............   2,402        155,409
GATX Corp. .........................     961        32,328
Golden State Bancorp Inc. ..........   7,017        213,317
Hartford Financial Services
   Group Inc. ......................   7,497        440,374
J.P. Morgan Chase & Co. ............   6,056        206,812
M&T Bank Corp. .....................   3,361        248,714
Nationwide Financial
   Services Inc. (Class A) .........   7,594        282,345
Old Republic International
   Corp. ...........................   9,612        251,930
The Bank of New York Co. Inc. ......   5,094        178,290
Torchmark Corp. ....................   9,612        374,868
Waddell & Reed Financial Inc.
   (Class A) .......................   8,650        224,900
Zions Bancorporation ...............   5,710        306,399
                                                  3,205,288

TECHNOLOGY -- 6.2%

3Com Corp. .........................  11,534         43,252
Atmel Corp. ........................  14,418         96,312(a)
Cadence Design Systems Inc. ........   4,806         80,020(a)
Computer Sciences Corp. ............   4,022        133,410(a)
Cypress Semiconductor Corp. ........   2,403         35,709(a)
SCI Systems Inc. ...................  10,573        190,314(a)
TriQuint Semiconductor Inc. ........   4,326         69,173(a)
Unisys Corp. .......................  23,550        203,943(a)
                                                    852,133

TRANSPORTATION -- 1.9%

Burlington Northern
   Santa Fe Corp. ..................   9,612        257,121

UTILITIES -- 6.8%

Aquila Inc. ........................   1,201         26,182(a)
El Paso Corp. ......................   4,614        191,712
OGE Energy Corp. ...................  14,417        315,300
TECO Energy Inc. ...................   7,689        208,372
Telephone & Data Systems Inc. ......   1,922        181,244
                                                    922,810

TOTAL INVESTMENTS IN SECURITIES
   (COST $13,243,983) ..............             12,564,638


--------------------------------------------------------------------------------
SHORT-TERM INVESTMENTS -- 11.8%
--------------------------------------------------------------------------------

GEI Short-Term Investment Fund
   (COST $1,618,149) ..............1,618,149      1,618,149(h)

LIABILITIES IN EXCESS OF OTHER ASSETS,
   NET (3.6)% .....................                (486,293)
                                                -----------

NET ASSETS-- 100% .................             $13,696,494
                                                ===========

-----------
See Notes to Schedules of Investments and Notes to Financial statements.

                                                    SMALL-CAP VALUE EQUITY FUND
--------------------------------------------------------------------------------

Q&A

Q. HOW DID THE SMALL-CAP VALUE EQUITY FUND PERFORM COMPARED TO ITS BENCHMARK AND LIPPER PEER GROUP DURING THE ONE-YEAR PERIOD ENDED SEPTEMBER 30, 2001?

A. The Small-Cap Value Equity Fund gained 5.16% for the one-year period ended September 30, 2001. The Fund significantly outperformed the Russell 2000 Index, which declined 21.15% and our Lipper peer group of 249 Small Cap Value funds, which lost an average of 12.45%.

Q.  WHY DID THE FUND OUTPERFORM ITS BENCHMARK?

A. The Fund's strong performance relative to its benchmark is primarily attributable to strong stock selection in the consumer staples, financial services, healthcare and utilities sectors. In addition, the combined effect of low relative allocations, and strong stock selection in the technology sector, also helped bolster returns. Technology stocks were by far the hardest-hit in the market. The Fund was comprised of securities which, we believe, reflected our focus on companies with attractive valuation parameters that are more insulated from the current economic weakness.

Q.  WHAT MARKET CONDITIONS AFFECTED FUND PERFORMANCE?

A. Everything nationally and globally changed on September 11, 2001. As noted in previous quarters, our economy continued to deteriorate. We believe a recession appears inevitable. The events of September clearly shattered consumer confidence. The Fund has been structured since the second quarter with an impending recession in mind. We remain keenly attuned to incremental changes in the economy that will change our posture. It will obviously take time for our country to heal from the shock and move on with renewed confidence and economic strength. It is important to react calmly and remain focused on longer-term fundamentals.

Q. WHAT INVESTMENT STRATEGIES AND TECHNIQUES BY THE FUND HAD AN IMPACT ON PERFORMANCE?

A. For the twelve-month period ended September 30, 2001, we emphasized investments in more defensive, demand-insensitive companies with earnings visibility and the ability to produce free cash flow. Our sector allocations are driven by stock selection.

Q.  WHICH SECTORS HAVE WORKED WELL?

A. We have invested in more defensive names and continue to emphasize themes and companies with catalysts. We continue to favor food stocks, select financial services stocks, and healthcare companies.

Q.  WHICH INVESTMENTS STOOD OUT IN THE PAST YEAR?

A. Financial services stocks Astoria Financial and Golden State Bancorp were among the top five contributors during the trailing 12-months. A favorable interest-rate environment helped boost investor interest in strong regional banks and thrifts. Nova Corp, a payment-processing company, announced it was being acquired by U.S. Bancorp. We sold our position on the news and realized a 63.8% gain. The share price of Smithfield Foods, a core holding, rose significantly during the period, and was our next highest contributor to return. Smithfield Foods is one of the world's largest pork processors. We believe the outlook for Smithfield is still quite promising and look for continued strong performance. DRS Technologies, a leading supplier of defense electronic systems, appreciated by more than 50% from when it was purchased in the Fund in April 2001.

Q. WHAT IS THE OUTLOOK FOR THE FUND AND HOW HAVE YOU POSITIONED THE PORTFOLIO GOING FORWARD?

A. We continue to emphasize defensive companies that are not sensitive to consumer demand and are priced at reasonable levels. We continue to focus on earnings visibility and a company's ability to fund its growth from continuing operations.

                                                    SMALL-CAP VALUE EQUITY FUND
--------------------------------------------------------------------------------

CHANGE IN VALUE
OF A $10,000 INVESTMENT
--------------------------------------------------------------------------------

[LINE CHART OMITTED --  PLOT POINTS AS FOLLOWS:]

              SMALL-CAP VALUE EQUITY FUND             RUSSELL 2000
8/3/98                   10,000.00                     10,000.00
9/98                      8,910.00                      8,689.02
12/98                    10,316.52                     10,106.15
3/99                      8,680.73                      9,553.26
6/99                     10,647.69                     11,033.54
9/99                     10,155.95                     10,338.27
12/99                    12,038.55                     12,245.92
3/00                     13,319.91                     13,112.56
6/00                     12,699.90                     12,622.39
9/00                     13,051.24                     12,772.28
12/00                    14,017.24                     11,894.18
3/01                     13,286.01                     11,119.37
6/01                     15,142.22                     12,710.38
9/01                     13,713.50                     10,071.48


INVESTMENT PROFILE

A mutual fund designed for investors who seek long-term growth of capital by investing primarily in equity securities of small-cap companies that the portfolio managers believe are undervalued by the market but have solid growth prospects.

SECTOR ALLOCATION
AS OF SEPTEMBER 30, 2001
as a % of Market Value
-------------------------------------------------------------------------------
Market Value of $20,007 (in thousands)

[PIE CHART OMITTED -- PLOT POINTS AS FOLLOWS:]

Consumer Discretionary 26.6%
Financial Services 15.2%
Healthcare 15.6%
Consumer Stable 8.2%
Auto and Transportation 7.2%
Technology 7.0%
Real Estate Investment Trust 5.9%
Materials & Processing 5.7%
Short Term 4.1%
Energy 2.8%
Broadcast/Cable 1.0%
Utilities 0.7%


AVERAGE ANNUAL TOTAL RETURN
FOR THE PERIODS ENDED SEPTEMBER 30, 2001
--------------------------------------------------------------------------------

                                ONE               SINCE
                                YEAR            INCEPTION*      COMMENCEMENT
--------------------------------------------------------------------------------
Small-Cap Value
   Equity Fund                   5.16%            10.53%             8/3/98
--------------------------------------------------------------------------------
Russell 2000                   -21.15%             0.23%
--------------------------------------------------------------------------------


TOP TEN LARGEST HOLDINGS
AS OF SEPTEMBER 30, 2001
as a % of Market Value
-------------------------------------------------------------------------------
   Beckman Coulter Inc.                                     4.56%
-------------------------------------------------------------------------------
   Smithfield Foods Inc.                                    4.44%
-------------------------------------------------------------------------------
   The Cooper Cos. Inc.                                     4.15%
-------------------------------------------------------------------------------
   Iron Mountain Inc.                                       3.23%
-------------------------------------------------------------------------------
   The Lubrizol Corp.                                       2.76%
-------------------------------------------------------------------------------
   School Specialty Inc.                                    2.75%
-------------------------------------------------------------------------------
   Genesee & Wyoming Inc. (Class A)                         2.72%
-------------------------------------------------------------------------------
   PartnerRe Ltd.                                           2.50%
-------------------------------------------------------------------------------
   Thoratec Corp.                                           2.46%
-------------------------------------------------------------------------------
   Everest Re Group Ltd.                                    2.30
-------------------------------------------------------------------------------

 * INDEX RETURNS ARE NOT AVAILABLE FROM THE FUND'S INCEPTION DATE AND THEREFORE ARE CALCULATED FROM THE MONTH END NEAREST THE FUND'S INCEPTION DATE. SEE NOTES TO PERFORMANCE.
    PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS.

                                                     SMALL-CAP VALUE EQUITY FUND
                                     SCHEDULE OF INVESTMENTS  September 30, 2001
--------------------------------------------------------------------------------
                           SMALL-CAP VALUE EQUITY FUND
--------------------------------------------------------------------------------
                                      NUMBER
                                   OF SHARES          VALUE
COMMON STOCK -- 94.2%
--------------------------------------------------------------------------------

AUTO & TRANSPORTATION -- 7.2%

Genesee & Wyoming Inc.
   (Class A) ......................   24,200    $   544,500(a)
Kansas City Southern
   Industries Inc. ................   28,400        340,800(a)
Navistar International Corp. ......    8,000        226,000(a)
Oshkosh Truck Corp. ...............    9,100        329,602
 ..................................               1,440,902

BROADCAST/CABLE -- 1.0%
Regent Communications Inc. ........   34,700        208,894(a)

CONSUMER - DISCRETIONARY -- 26.7%
Daisytek International Corp. ......   19,200        217,728
Dollar Tree Stores Inc. ...........   10,200        192,678(a)
Encompass Services Corp. ..........   33,400        126,252(a)
Extended Stay America Inc. ........   10,900        157,723(a)
F.Y.I. Inc. .......................    5,600        210,112(a)
FTI Consulting Inc. ...............    3,900        114,660(a)
InterTAN Inc. .....................   53,550        420,367(a)
Iron Mountain Inc. ................   15,600        646,620(a)
Jack in the Box Inc. ..............    7,000        196,000(a)
Journal Register Co. ..............   25,700        424,050(a)
R.H. Donnelley Corp. ..............    8,600        224,632(a)
School Specialty Inc. .............   18,000        550,080(a)
Station Casinos Inc. ..............   26,700        224,280(a)
Steiner Leisure Ltd. ..............    9,400        150,400(a)
Strayer Education Inc. ............    4,900        218,540
Valassis Communications Inc. ......   12,300        392,493(a)
Venator Group Inc. ................   16,000        244,000(a)
Volt Information Sciences Inc. ....   18,700        224,026(a)
Wilsons The Leather Experts Inc. ..   19,500        176,280(a)
WMS Industries Inc. ...............   12,500        218,625(a)
                                                  5,329,546

CONSUMER - STABLE -- 8.2%
Smithfield Foods Inc. .............   42,200        888,310(a)
Suiza Foods Corp. .................    4,600        290,444(a)
SUPERVALU INC. ....................   22,400        453,152
                                                  1,631,906

ENERGY -- 2.8%
Key Energy Services Inc. ..........   28,100        178,716(a)
Noble Affiliates Inc. .............   12,100        374,979
                                                    553,695

FINANCIAL SERVICES -- 15.2%
Astoria Financial Corp. ...........    7,500        444,450
Everest Re Group Ltd. .............    7,100        459,370
Golden State Bancorp Inc. .........   11,300        343,520
Investment Technology Group Inc. ..    5,800        321,842(a)
Kronos Inc. .......................    8,300        340,715(a)
National Data Corp. ...............   12,100        435,600

--------------------------------------------------------------------------------
                                      NUMBER
                                   OF SHARES          VALUE
--------------------------------------------------------------------------------

PartnerRe Ltd. ....................   10,600   $    499,260
W.P. Stewart & Co. Ltd. ...........    9,500        184,205
                                                  3,028,962

HEALTHCARE -- 13.6%
Allscripts Heathcare Solutions Inc.    7,200         30,240(a)
Beckman Coulter Inc. ..............   20,600        911,550
Kensey Nash Corp. .................   23,500        449,555(a)
The Cooper Cos. Inc. ..............   17,700        830,130
Thoratec Corp. ....................   29,700        491,238(a)
                                                  2,712,713

MATERIALS & PROCESSING -- 5.8%
Grant Prideco Inc. ................   38,300        233,247(a)
Joy Global Inc. ...................   24,500        363,825(a)
The Lubrizol Corp. ................   17,500        553,000
                                                  1,150,072

REAL ESTATE INVESTMENT TRUST -- 5.9%
Colonial Properties Trust .........    7,300        215,715
First Industrial Realty Trust Inc.    6,900         207,000
Getty Realty Corp. ................   22,000        396,000
Great Lakes REIT Inc. .............   14,000        228,200
Mid-Atlantic Realty Trust .........    9,600        134,400
                                                  1,181,315

TECHNOLOGY -- 7.1%
ANADIGICS Inc. ....................   12,500        152,500(a)
Apogent Technologies Inc. .........   11,200        267,680(a)
Borland Software Corp. ............   15,600        126,360(a)
CommScope Inc. ....................    9,000        160,830(a)
DRS Technologies Inc. .............    8,100        281,475(a)
EDO Corp. .........................    6,000        172,500
The Titan Corp. ...................   12,400        243,040(a)
                                                  1,404,385

UTILITIES -- 0.7%
Vectren Corp. .....................    6,100        136,579

TOTAL COMMON STOCK
   (COST $19,053,926) .............              18,778,969

-------------------------------------------------------------------------------
PREFERRED STOCK -- 2.1%
-------------------------------------------------------------------------------

HEALTHCARE -- 2.1%
Owens & Minor Trust I
   (Series A), 5.38%
   (COST $ 406,226) ...............    7,900        416,725

TOTAL INVESTMENTS IN SECURITIES
   (COST $19,460,152) .............              19,195,694

--------------------------------------------------------------------------------
SHORT-TERM INVESTMENTS -- 4.1%
--------------------------------------------------------------------------------

GEI Short-Term Investment Fund
   (COST $811,656) ................  811,656        811,656(h)

LIABILITIES IN EXCESS OF OTHER ASSETS,
   NET (0.4)% .....................                 (75,200)
                                                -----------

NET ASSETS-- 100% .................             $19,932,150
                                                ===========
-------------
See Notes to Schedules of Investments and Notes to Financial statements.

                                                      INTERNATIONAL EQUITY FUND
--------------------------------------------------------------------------------

Q&A

Q. HOW DID THE INTERNATIONAL EQUITY FUND PERFORM COMPARED TO ITS BENCHMARK AND LIPPER PEER GROUP DURING THE ONE-YEAR PERIOD ENDED SEPTEMBER 30, 2001?

A. The International Equity Fund declined 29.28% for the Investment Class shares for the one-year period ended September 30, 2001. The Fund trailed its broad-based comparative index, the MSCI EAFE Index, which declined 28.69%. The Fund performed in line with our Lipper peer group of 798 International funds, which lost 31.61% on average. The Fund declined 26.65% for the Service Class shares for the period January 3, 2001 (commencement of operations) through September 30, 2001, while the Index lost 26.72% for the same period.

Q.  WHAT CIRCUMSTANCES CREATED SUCH A NEGATIVE ENVIRONMENT IN THE MARKET?

A. The deterioration in market conditions seen at the end of the first quarter of 2001 has accelerated over the last six months. The economic slowdown in the United States has spread across the globe, despite the aggressive action of central banks to reduce interest rates and provide more liquidity to spur economic growth. The terrorist attacks on the United States in September have only served to delay the eventual recovery.

Q. WHAT INVESTMENT STRATEGIES AND TECHNIQUES USED BY THE FUND AFFECTED PERFORMANCE?

A. Our investment strategy focuses on identifying undervalued growth opportunities and, while valuations have fallen sharply over the last twelve months, profit growth has fallen too. The visibility of earnings has remained poor in the technology and telecommunications sectors, which represented only a limited position in the Fund. However, the impending changes in Europe's tax and pension regulations have kept us more heavily positioned in segments of the financial sector. We continue to see opportunities in long-cycle capital goods where the nature of those businesses has the potential to ride out short-term periods of economic upheaval.

Q.  WHICH STOCKS/SECTORS HAVE PERFORMED WELL? WHICH HAVE NOT PERFORMED WELL?

A. The Fund continued to focus on companies in the more defensive sectors of world equity markets over the last year. Positive contributors to performance included: G.F. Banamex (Mexico - banking); Sampo (Finland - insurance); Biovail (Canada - pharmaceuticals); Stora Enso (Finland - paper); and Coflexip (France - oil service). Stocks that contributed most significantly to the Fund's negative performance were: Sony (Japan - electronics); Cable & Wireless (UK - telecom equipment); Invensys (UK - industrials) and Fujitsu (Japan - technology). In September, the Fund's exposure to insurance and aviation-related stocks was costly in the aftermath of the September 11th attacks.

Q. WHAT IS YOUR OUTLOOK FOR GLOBAL MARKETS AND HOW HAVE YOU POSITIONED THE FUND GOING FORWARD?

A. Whereas the flight from technology was the hallmark of the first six months of the fiscal year, it is was the wholesale drop in markets that marked the second six months. In addition to a severe global slowdown, the uncertainties surrounding the war on terrorism make the next few months particularly challenging. However, we will continue to concentrate on highly focused, bottom-up investing, looking for those undervalued growth opportunities that will best serve the Fund in the months and years to come. The Fund remains well positioned to take advantage of those opportunities.

                                                      INTERNATIONAL EQUITY FUND
--------------------------------------------------------------------------------
CHANGE IN VALUE OF A $10,000 INVESTMENT

INVESTMENT CLASS SHARES
-------------------------------------------------------------------------------


[LINE CHART OMITTED -- PLOT POINTS AS FOLLOWS:]

                     INTERNATIONAL EQUITY FUND              MSCI EAFE
11/25/97                      10,000.00                     10,000.00
3/98                          12,027.37                     11,571.01
9/98                          10,066.17                     10,031.88
3/99                          12,472.13                     12,272.95
9/99                          13,035.72                     13,137.15
3/00                          16,497.04                     15,352.99
9/00                          14,551.12                     13,555.46
3/01                          12,345.93                     11,380.09
9/01                          10,290.32                      9,666.29

-------------------------------------------------------------------------------
AVERAGE ANNUAL TOTAL RETURN
FOR THE PERIODS ENDED SEPTEMBER 30, 2001
-------------------------------------------------------------------------------
INVESTMENT CLASS SHARES
-------------------------------------------------------------------------------
                                    ONE         SINCE
                                    YEAR      INCEPTION*     COMMENCEMENT
-------------------------------------------------------------------------------
International Equity Fund         -29.28%       0.75%          11/25/97
-------------------------------------------------------------------------------
MSCI EAFE                         -28.69%      -0.88%
-------------------------------------------------------------------------------

INVESTMENT PROFILE

A mutual fund designed for investors who seek long-term growth of capital by investing primarily in equity securities of companies located in developed and developing countries other than the United States.


REGIONAL ALLOCATION
AS OF SEPTEMBER 30, 2001
as a % of Market Value
--------------------------------------------------------------------------------
Market Value of $253,218 (in thousands)

[PIE CHART OMITTED -- PLOT POINTS AS FOLLOWS:]

Europe 69.2%
Japan 11.3%
Pacific Rim 8.0%
Other Regions 6.9%
Short Term 4.6%


SERVICE CLASS SHARES
-------------------------------------------------------------------------------
[LINE CHART OMITTED -- PLOT POINTS AS FOLLOWS:]

                    INTERNATIONAL EQUITY FUND               MSCI EAFE
1/3/01                     10,000.00                        10,000.00
1/01                       10,343.01                        10,003.30
2/01                        9,551.45                         9,255.45
3/01                        8,821.46                         8,626.73
4/01                        9,454.71                         9,219.06
5/01                        9,199.65                         8,877.99
6/01                        8,900.62                         8,513.08
7/01                        8,742.30                         8,365.40
8/01                        8,504.84                         8,153.41
9/01                        7,343.89                         7,327.57

-------------------------------------------------------------------------------
AVERAGE ANNUAL TOTAL RETURN
FOR THE PERIOD ENDED SEPTEMBER 30, 2001
-------------------------------------------------------------------------------
SERVICE CLASS SHARES
--------------------------------------------------------------------------------

                                      SINCE
                                    INCEPTION*          COMMENCEMENT
--------------------------------------------------------------------------------
International Equity Fund            -26.65%              1/3/01
--------------------------------------------------------------------------------
MSCI EAFE                            -26.72%
--------------------------------------------------------------------------------

TOP TEN LARGEST HOLDINGS
AS OF SEPTEMBER 30, 2001
as a % of Market Value
--------------------------------------------------------------------------------
   BAE Systems PLC                                          3.30%
--------------------------------------------------------------------------------
   TotalFinaElf (Class B)                                   2.97%
--------------------------------------------------------------------------------
   Vodafone Group PLC                                       2.78%
--------------------------------------------------------------------------------
   ING Groep N.V.                                           2.68%
--------------------------------------------------------------------------------
   CGNU PLC                                                 2.40%
--------------------------------------------------------------------------------
   Vivendi Universal S.A.                                   2.18%
--------------------------------------------------------------------------------
   Koninklijke Ahold N.V.                                   2.13%
--------------------------------------------------------------------------------
   Carrefour S.A.                                           2.05%
--------------------------------------------------------------------------------
   Muenchener Rueckversicherungs-
      Gesellschaft AG (Regd.)                               1.98%
--------------------------------------------------------------------------------
   Brambles Industries Ltd.                                 1.90%
--------------------------------------------------------------------------------

*INDEX RETURNS ARE NOT AVAILABLE FROM THE FUND'S INCEPTION DATE AND THEREFORE
 ARE CALCULATED FROM THE MONTH END NEAREST THE FUND'S INCEPTION DATE.
 SEE NOTES TO PERFORMANCE.
 PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS.

                                                      INTERNATIONAL EQUITY FUND
                                     SCHEDULE OF INVESTMENTS  September 30, 2001
--------------------------------------------------------------------------------

                            INTERNATIONAL EQUITY FUND

--------------------------------------------------------------------------------
                                      NUMBER
                                   OF SHARES          VALUE
COMMON STOCK -- 90.8%
--------------------------------------------------------------------------------

AUSTRALIA -- 1.8%

Brambles Industries Ltd. ..........  947,517  $   4,808,753

BRAZIL -- 1.5%

Embraer - Empresa Brasileira de
   Aeronautica S.A. ADR ...........   75,474        962,294
Petroleo Brasileiro S.A.
   Petrobras ADR ..................   21,304        409,037
Petroleo Brasileiro S.A. -
   Petrobras ADR ..................   72,687      1,435,568
Uniao de Bancos Brasileiros
   S.A. GDR .......................   71,074      1,030,573
                                                  3,837,472

CANADA -- 4.1%

Biovail Corp. .....................   39,213      1,819,483(a)
Bombardier Inc. (Class B) .........  151,834      1,115,295
CGI Group Inc. (Class A) ..........  192,854      1,105,198(a)
Manulife Financial Corp. ..........   98,308      2,574,111
Petro-Canada ......................  169,916      4,193,026
                                                 10,807,113

CHINA -- 0.6%

China Petroleum & Chemical
   Corp. (Series H) ..............11,234,000      1,569,980

FINLAND -- 2.5%

Sampo Insurance Co. Ltd.
   (Series A) ....................   493,312      3,766,594
Stora Enso Oyj ...................   228,368      2,545,872
TietoEnator Oyj ..................     6,455        121,893
                                                  6,434,359

FRANCE -- 17.4%

Alcatel S.A. .....................    33,674        387,047
Alstom ...........................   150,773      2,302,400
Aventis S.A. (Class A) ...........    62,087      4,706,638
Axa ..............................   174,911      3,449,381
BNP Paribas S.A. .................    50,545      4,130,662
Carrefour S.A. ...................   107,816      5,190,438
Coflexip S.A. ADR ................     8,370        682,322
Lagardere S.C.A. .................   129,780      4,086,477
Michelin CGDE (Regd.) (Class B) ..    80,791      2,128,515
Publicis Groupe ..................    20,868        351,332
Schneider Electric S.A. ..........    51,778      1,884,822

--------------------------------------------------------------------------------
                                      NUMBER
                                   OF SHARES          VALUE
--------------------------------------------------------------------------------
Suez S.A. ........................    92,437  $   3,070,463
TotalFinaElf (Class B) ...........    55,996      7,516,474
Vivendi Universal S.A. ...........   119,423      5,526,423
                                                 45,413,394

GERMANY -- 7.4%

Allianz AG .......................     1,684        380,066
Bayerische Hypo- und
   Vereinsbank AG ................    27,960        808,896
Bayerische Motoren Werke
   (BMW) AG ......................    90,758      2,315,118
Deutsche Bank AG .................    53,063      2,907,056
E.On AG ..........................    45,226      2,341,474
Fresenius Medical Care AG ........    34,005      2,584,630
Merck KGaA .......................    46,465      1,754,847
Metallgesellschaft AG ............   241,378      1,355,339
Muenchener Rueckversicherungs-
   Gesellschaft AG (Regd.) .......    19,454      5,001,411
                                                 19,448,837

HONG KONG -- 2.0%

Cheung Kong (Holdings) Ltd. ......   345,495      2,679,973
Giordano International Ltd. ...... 2,904,000      1,321,777
Johnson Electric Holdings Ltd. ... 1,239,600      1,112,533
                                                  5,114,283

IRELAND -- 3.7%

Bank of Ireland ..................   387,857      3,070,832
CRH PLC ..........................   262,379      3,892,081
Elan Corp. PLC ADR ...............    31,779      1,539,692(a)
Jefferson Smurfit Group PLC ......   624,301      1,091,466
                                                  9,594,071

ISRAEL -- 0.6%

Teva Pharmaceutical Industries
   Ltd. ADR ......................    26,435      1,597,996

ITALY -- 3.2%

Banca Intesa S.p.A. .............. 1,183,107      2,923,203
Riunione Adriatica di Sicurta S.p.A
   (RAS) .........................   313,957      3,771,458
Saipem S.p.A. ....................   341,533      1,538,519
                                                  8,233,180

JAPAN -- 11.0%

Canon Inc. .......................    85,000      2,331,600
DAITO TRUST CONSTRUCTION
   CO. LTD. ......................     8,600        138,873
Fujitsu Ltd. .....................   143,000      1,198,364

---------------
See Notes to Schedules of Investments and Notes to Financial statements.

                                                       INTERNATIONAL EQUITY FUND

                                      SCHEDULE OF INVESTMENTS September 30, 2001
--------------------------------------------------------------------------------

                                      NUMBER
                                   OF SHARES          VALUE
--------------------------------------------------------------------------------
HONDA MOTOR CO. LTD. .............    39,700  $   1,288,810
ITOCHU Corp. .....................   313,262        785,717
Kao Corp. ........................   151,621      3,732,972
KOMATSU Ltd. .....................   540,000      1,947,823
Mazda Motor Corp. ................   975,000      1,308,615(a)
Minebea Co. Ltd. .................   446,000      2,300,897
Mizuho Holdings Inc. .............       195        752,454
Nippon Telegraph and Telephone
   Corp. (NTT) ...................       176        820,871
NTT DoCoMo Inc. ..................        77      1,039,929
Sharp Corp. ......................   186,000      1,669,491
Shin-Etsu Chemical Co. ...........    73,200      2,057,042
Sony Corp. .......................    87,800      3,233,302
The Tokyo Electric Power Co. Inc.     17,800        443,469
Toshiba Corp. ....................   941,000      3,599,496
                                                 28,649,725


LUXEMBOURG -- 0.0%*

Transcom WorldWide S.A.
   (Series A) ....................     5,379          4,232(a)
Transcom WorldWide S.A.
   (Series B) ....................     9,989          8,887(a)
                                                     13,119


MEXICO -- 0.5%

Grupo Televisa S.A. ADR ..........    43,450      1,247,015(a)

NETHERLANDS -- 7.6%

Aegon N.V. .......................    19,518        510,135
ASM Lithography Holding N.V. .....    94,986      1,056,321(a)
IHC Caland N.V. ..................    61,320      2,647,912
ING Groep N.V. ...................   253,695      6,794,653
Ispat International N.V.
   (Regd.) (Class A) .............    69,010        138,020
Koninklijke (Royal) Philips
   Electronics N.V. ..............   177,507      3,440,806
Koninklijke Ahold N.V. ...........   194,520      5,399,198
                                                 19,987,045


NORWAY -- 0.4%

Statoil ASA ......................   141,835        942,977(a)

POLAND -- 0.2%

Telekomunikacja Polska S.A.
   ADR (Series A) ................   225,118        625,828(a,b)

PORTUGAL -- 0.9%

Banco Comercial
   Portugues S.A. (BCP) ..........   616,114      2,360,523

SINGAPORE -- 0.4%

Datacraft Asia Ltd. ..............   307,120      1,007,354

--------------------------------------------------------------------------------
                                      NUMBER
                                   OF SHARES          VALUE
--------------------------------------------------------------------------------
SOUTH KOREA -- 1.6%

Korea Telecom Corp. ..............    16,457  $     560,346
Korea Telecom Corp. ADR ..........    45,932        840,096
Pohang Iron & Steel Co. Ltd.
   (POSCO) .......................    18,312      1,133,265
Pohang Iron & Steel Co. Ltd.
   (POSCO) ADR ...................    34,551        542,451
Samsung Electronics Co. Ltd. .....    11,180      1,200,307
                                                  4,276,465


SPAIN -- 2.3%

Acciona S.A. .....................    18,069        612,692
Repsol YPF S.A. ..................    29,468        423,714
Telefonica S.A. ..................   421,106      4,652,381(a)
Telefonica S.A. ADR ..............     5,527        187,641(a)
                                                  5,876,428


SWEDEN -- 1.7%

Autoliv Inc. SDR .................   157,749      2,408,111
Industriforvaltnings AB
   Kinnevik (Series B) ...........    15,368        194,300
Invik & Co. AB ...................     7,198        269,646
Nordea AB (NDA) FDR ..............   185,136        909,808
Svenska Handelsbanken
   AB (Series A) .................    51,079        662,544
                                                  4,444,409


SWITZERLAND -- 1.1%

Credit Suisse Group ..............    68,980      2,408,162(a)
Syngenta AG ADR ..................    11,596        585,389(a)
                                                  2,993,551


TAIWAN -- 1.3%

Taiwan Semiconductor
   Manufacturing Co. Ltd. ........ 2,544,499      3,443,295(a)

UNITED KINGDOM -- 17.0%

BAE Systems PLC .................. 1,716,660      8,353,601
BHP Billiton PLC .................   919,873      3,783,201
Cable & Wireless PLC .............   459,696      1,893,991
CGNU PLC .........................   491,935      6,071,415
Friends Provident PLC ............   568,849      1,614,046(a)
International Power PLC ..........   367,186      1,139,017(a)
Invensys PLC ..................... 1,798,486        925,415
National Grid Group PLC ..........   233,189      1,474,137
Nycomed Amersham PLC .............   218,285      1,859,682
Prudential PLC ...................   220,543      2,269,618
Reed International PLC ...........   298,354      2,462,879
Royal & Sun Alliance Insurance
   Group PLC .....................   722,648      3,617,474
Safeway PLC ......................   279,542      1,315,099


----------------
See Notes to Schedules of Investments and Notes to Financial statements.

                                                      INTERNATIONAL EQUITY FUND
                                    SCHEDULE OF INVESTMENTS  September 30, 2001
--------------------------------------------------------------------------------
                                      NUMBER
                                   OF SHARES          VALUE
--------------------------------------------------------------------------------
Scottish Power PLC ..............    112,163  $     674,426
Vodafone Group PLC ..............  3,195,349      7,046,460
                                                 44,500,461

TOTAL COMMON STOCK
   (COST $338,340,093) ..........               237,227,633

-------------------------------------------------------------------------------
PREFERRED STOCK -- 1.6%
-------------------------------------------------------------------------------

GERMANY -- 1.6%

Fresenius AG ....................      1,492        145,284
Fresenius Medical Care AG .......     21,082      1,141,547
Henkel KGaA .....................     49,253      2,852,964
                                                  4,139,795

TOTAL PREFERRED STOCK
   (COST $3,807,136) ............                 4,139,795

--------------------------------------------------------------------------------
WARRANTS -- 0.0%*
--------------------------------------------------------------------------------

FRANCE -- 0.0%*

Publicis SA-CVG, 03/07/02 .......     20,704         76,874(a)

GERMANY -- 0.0%*

Muenchener Rueckversicherungs-
   Gesellschaft AG (Regd.),
   06/03/02 .....................        181         10,048(a)

TOTAL WARRANTS
   (COST $0) ....................                    86,922

TOTAL INVESTMENTS IN SECURITIES
   (COST $342,147,229) ..........               241,454,350

--------------------------------------------------------------------------------
                                      NUMBER
                                   OF SHARES          VALUE
--------------------------------------------------------------------------------
SHORT-TERM INVESTMENTS -- 4.5%
--------------------------------------------------------------------------------

GEI Short-Term Investment Fund
   (COST $11,763,577) ........... 11,763,577  $  11,763,577(h)

OTHER ASSETS AND LIABILITIES,
   NET 3.1% .....................                 8,115,873
                                               ------------

NET ASSETS-- 100% ...............              $261,333,800
                                               ============

-------------------------------------------------------------------------------
OTHER INFORMATION (UNAUDITED)
-------------------------------------------------------------------------------
The International Equity Fund was invested in the following sectors at Septembe 30, 2001:
                                        PERCENTAGE (BASED ON
SECTOR                                      MARKET VALUE)
-------------------------------------------------------------------------------
Financials                                      25.57%
Consumer Discretionary                          12.98%
Industrials                                     11.81%
Materials                                        7.97%
Energy                                           7.39%
Telecommunication Services                       6.98%
Healthcare                                       6.77%
Consumer - Staples                               6.18%
Information Technology                           6.11%
Short Term                                       4.63%
Utilities                                        3.61%
                                             ---------
                                               100.00%
                                             =========
----------------
See Notes to Schedules of Investments and Notes to Financial statements.

                                                             EUROPE EQUITY FUND
--------------------------------------------------------------------------------

Q&A

Q. HOW DID THE EUROPE EQUITY FUND PERFORM COMPARED TO ITS BENCHMARK AND LIPPER PEER GROUP DURING THE ONE-YEAR PERIOD ENDED SEPTEMBER 30, 2001?

A. The Europe Equity Fund declined 30.90% for the one-year period ended September 30, 2001. The Fund trailed its broad-based comparative index, the MSCI Europe Index, which declined 26.02%, and our Lipper peer group of 172 Europe funds, which lost an average of 29.91%.

Q.  WHAT IS THE CURRENT INDUSTRY MIX USED IN THE PORTFOLIO?

A. The Fund currently has a particular emphasis in consumer-discretionary, industrial and material sectors, as we believe these areas offer many attractive growth opportunities. We hold lower-than-average positions in the traditional defensive sectors, such as energy, healthcare and consumer staples. The valuations of these sectors have been at a premium for most of the year given the high level of global economic uncertainty.

Q.  WHICH STOCKS/SECTORS HAVE PERFORMED WELL? WHICH HAVE NOT PERFORMED WELL?

A. The strongest contributors to performance varied by sector and geography throughout Europe. Bank of Ireland (Ireland - financial services), Inditex (Spain - retail) and Reed International (UK - publishing) were among the leaders. These companies all distinguished themselves with exceptional ability to manage their businesses during this economic downturn and were rewarded by the market.

    Disappointment centered among companies that were exposed to collapsing orders in the capital goods sector, such as our holding in Invensys
    (UK - engineering), or companies exposed to the mobile telecommunications or aerospace sectors, as were Vodafone (UK telecommunications) and Lagadere (France - media/aerospace).

Q. WHAT IS YOUR OUTLOOK FOR THE FUND AND HOW HAVE YOU POSITIONED THE PORTFOLIO GOING FORWARD?

A. We are generally positive on the outlook for European equity markets. As we approached the end of September 2001, European equity valuations appeared attractive. Consensus earnings and economic growth expectations have been adjusted downward to reflect the new reality for the next year. We believe European markets will experience significant monetary and fiscal stimulus over the coming months, as inflation continues to fall across the European economy, the Euro strengthens, and fiscal stimulus packages are pursued to encourage economic growth ahead of elections in France and Germany during 2002.

                                                             EUROPE EQUITY FUND
--------------------------------------------------------------------------------

CHANGE IN VALUE
OF A $10,000 INVESTMENT

[LINE CHART OMITTED -- PLOT POINTS AS FOLLOWS:]

                                  EUROPE EQUITY FUND          MSCI EUROPE
1/29/99                                10,000.00               10,000.00
3/99                                    9,620.00                9,852.43
6/99                                    9,700.00                9,821.76
9/99                                    9,970.00                9,936.52
12/99                                  12,907.30               11,664.48
3/00                                   14,671.97               11,674.24
6/00                                   14,208.12               11,305.62
9/00                                   12,937.55               10,479.17
12/00                                  13,310.92               10,686.16
3/01                                   11,211.99                9,026.46
6/01                                   10,866.60                8,812.01
9/01                                    8,940.37                7,752.06

INVESTMENT PROFILE

A mutual fund designed for investors who seek long-term growth of capital by investing primarily in equity securities of issuers located in developed European countries.


REGIONAL ALLOCATION
AS OF SEPTEMBER 30, 2001
as a % of Market Value
-------------------------------------------------------------------------------
Market Value of $9,111 (in thousands)


[PIE CHART OMITTED -- PLOT POINTS AS FOLLOWS:]

Developed 95.1%
Short Term 4.1%
Emerging 0.8%


AGGREGATE TOTAL RETURN
FOR THE PERIODS ENDED SEPTEMBER 30, 2001
--------------------------------------------------------------------------------

                                ONE           SINCE
                                YEAR         INCEPTION       COMMENCEMENT
--------------------------------------------------------------------------------
Europe Equity Fund             -30.90%         -4.11%           1/29/99
-------------------------------------------------------------------------------
MSCI Europe                    -26.02%         -9.09%
--------------------------------------------------------------------------------


TOP TEN LARGEST HOLDINGS
AS OF SEPTEMBER 30, 2001
as a % of Market Value
-------------------------------------------------------------------------------
   Aventis S.A. (Class A)                                    3.80%
-------------------------------------------------------------------------------
   Vodafone Group PLC                                        3.48%
-------------------------------------------------------------------------------
   Koninklijke Ahold N.V.                                    3.28%
-------------------------------------------------------------------------------
   Muenchener Rueckversicherungs-
      Gesellschaft AG (Regd.)                                3.27%
-------------------------------------------------------------------------------
   BAE Systems PLC                                           3.11%
-------------------------------------------------------------------------------
   TotalFinaElf (Class B)                                    3.08%
-------------------------------------------------------------------------------
   ING Groep N.V.                                            2.87%
-------------------------------------------------------------------------------
   Vivendi Universal S.A.                                    2.80%
-------------------------------------------------------------------------------
   Fox Kids Europe N.V.                                      2.60%
-------------------------------------------------------------------------------
   Carrefour S.A.                                            2.46%
-------------------------------------------------------------------------------


See Notes to Performance.
Past performance is no guarantee of future results.

                                                              Europe Equity Fund

                                     SCHEDULE OF INVESTMENTS  September 30, 2001
--------------------------------------------------------------------------------
                               Europe Equity Fund
--------------------------------------------------------------------------------

                                      NUMBER
                                   OF SHARES          VALUE
COMMON STOCK -- 94.9%
--------------------------------------------------------------------------------

DENMARK -- 0.6%

Novozymes A/S (Series B) ..........    2,630   $     58,249

FINLAND -- 2.1%

Sampo Insurance Co. Ltd.
   (Series A) .....................   18,781        143,399
TietoEnator Oyj ...................    2,782         52,534
                                                    195,933

FRANCE -- 23.2%

Alcatel S.A. ......................    1,407         16,172
Alstom ............................    4,550         69,481
Aventis S.A. (Class A) ............    4,562        345,832
Axa ...............................    5,236        103,258
BNP Paribas S.A. ..................    1,659        135,578
Carrefour S.A. ....................    4,661        224,388
Gemplus International S.A. ........   41,545         92,630(a)
Imerys ............................    2,066        181,624
Lagardere S.C.A. ..................    5,388        169,656
Michelin CGDE (Regd.) (Class B) ...    2,507         66,049
Pinguely-Haulotte .................    5,476         56,861
Riber S.A. ........................    1,852          5,056(a)
Schneider Electric S.A. ...........    2,384         86,782
Thomson Multimedia ................    2,595         50,774(a)
TotalFinaElf (Class B) ............    2,089        280,411
Vivendi Universal S.A. ............    5,516        255,259
                                                  2,139,811

GERMANY -- 11.1%

Bayerische Motoren Werke
   (BMW) AG .......................    2,626         66,986
Deutsche Bank AG ..................    1,750         95,874
Deutsche Boerse AG ................      321         11,311
E.On AG ...........................    1,200         62,127
Epcos AG ..........................    1,742         56,041
Fresenius Medical Care AG .........    1,740        132,253
Infineon Technologies AG ADR ......      777          9,546
Merck KGaA ........................    1,569         59,256
Metallgesellschaft AG .............   12,419         69,733
Muenchener Rueckversicherungs-
   Gesellschaft AG (Regd.) ........    1,158        297,709
Techem AG .........................    8,690        158,167(a)
                                                  1,019,003

GREECE -- 0.5%

Antenna TV S.A. ADR ...............   10,793         43,172(a)

--------------------------------------------------------------------------------
                                      NUMBER
                                   OF SHARES          VALUE
--------------------------------------------------------------------------------
IRELAND -- 5.3%

Bank of Ireland ...................   12,328  $      97,606
CRH PLC ...........................   11,638        172,636
Elan Corp. PLC ADR ................    2,450        118,702(a)
Jefferson SmurFit Group PLC .......   33,378         58,355
Riverdeep Group PLC ...............    2,444         35,756(a)
                                                    483,055

ITALY -- 3.8%

Banca Intesa S.p.A. ...............   61,688        152,418
Banca Popolare di Lodi ............    7,747         59,503
Bayerische Vita S.p.A. ............    2,115         16,745
Riunione Adriatica di Sicurta S.p.A
   (RAS) ..........................    8,288         99,561
Saipem S.p.A. .....................    3,691         16,627
                                                    344,854

NETHERLANDS -- 14.0%

Aegon N.V. ........................      547         14,297
ASM Lithography Holding N.V. ......    8,523         94,782(a)
Fox Kids Europe N.V. ..............   20,034        237,015(a)
IHC Caland N.V. ...................    3,734        161,241
ING Groep N.V. ....................    9,774        261,775
Ispat International N.V.
   (Regd.) (Class A) ..............    2,689          5,378
Koninklijke (Royal) Philips
   Electronics N.V. ...............   11,275        218,555
Koninklijke Ahold N.V. ............   10,766        298,827
                                                  1,291,870

NORWAY -- 1.4%

DnB Holding ASA ...................   13,413         49,878
Statoil ASA .......................   12,144         80,738(a)
                                                    130,616

POLAND -- 0.3%

Telekomunikacja Polska S.A.
   ADR (Series A) .................   10,735         29,843(a,b)

PORTUGAL -- 1.6%

Banco Comercial
   Portugues S.A. (BCP) ...........   17,193         65,872
Telecel-Comunicacoes
   Pessoais S.A. ..................   13,156         76,744(a)
                                                    142,616

SPAIN -- 6.0%

Corporacion Mapfre, Compania
   Internacional de
   Reaseguros, S.A. ...............    3,399         20,075(a)

-----------------
See Notes to Schedules of Investments and Notes to Financial statements.

                                                             EUROPE EQUITY FUND
                                    SCHEDULE OF INVESTMENTS  September 30, 2001
--------------------------------------------------------------------------------
                                     NUMBER
                                   OF SHARES          VALUE
--------------------------------------------------------------------------------
Cortefiel S.A. ....................    1,176  $       6,047(a)
Grupo Auxiliar Metalurgico S.A. ...      536          7,317(a)
Grupo Ferrovial S.A. ..............    6,742        118,416
Industria de Diseno Textil S.A.
   (Inditex) ......................    7,069        119,013(a)
Recoletos Compania Editorial S.A. .   29,710        108,962
Telefonica S.A. ...................   15,539        171,675(a)
                                                    551,505

SWEDEN -- 1.4%

Autoliv Inc. SDR ..................    4,475         68,313
Nordea AB (NDA) FDR ...............   11,162         54,853
Svenska Handelsbanken
   AB (Series A) ..................      748          9,673
                                                    132,839

SWITZERLAND -- 2.8%

Credit Suisse Group ...............    2,480         86,579(a)
Kuoni Reisen Holding AG
   (Regd.) (Series B) .............       42          7,526
Leica Geosystems AG ...............      552         93,797(a)
Sulzer AG (Regd.) .................      247         36,934(a)
Unaxis Holding AG (Regd.) .........      496         36,164
                                                    261,000

UNITED KINGDOM -- 20.8%

BAE Systems PLC ...................   58,307        283,733
BHP Billiton PLC ..................   21,857         89,892
Cable & Wireless PLC ..............   23,020         94,844
CGNU PLC ..........................   16,428        202,753
Corus Group PLC ...................   17,082         10,987(a)
Friends Provident PLC .............   22,993         65,240(a)
Galen Holdings PLC ................   11,470        107,297
HIT Entertainment PLC .............   11,677         42,265
International Power PLC ...........    8,491         26,339(a)
Invensys PLC ......................   85,293         43,888
Nycomed Amersham PLC ..............    7,478         63,709
Prudential PLC ....................   11,132        114,560
Reed International PLC ............   22,027        181,830
Royal & Sun Alliance Insurance
   Group PLC ......................   42,092        210,707
Safeway PLC .......................    9,262         43,573
The Mayflower Corp. PLC ...........    9,064         16,257
Vodafone Group PLC ................  143,819        317,153
                                                  1,915,027

TOTAL INVESTMENTS IN SECURITIES
   (COST $11,585,415) .............               8,739,393

--------------------------------------------------------------------------------
                                      NUMBER
                                   OF SHARES          VALUE
--------------------------------------------------------------------------------
SHORT-TERM INVESTMENTS -- 4.0%
--------------------------------------------------------------------------------

GEI Short-Term Investment Fund
   (COST $371,879) ................  371,879    $   371,879
OTHER ASSETS AND LIABILITIES,
   NET 1.1% .......................                 101,180
                                                 ----------

NET ASSETS-- 100% .................              $9,212,452
                                                 =========

--------------------------------------------------------------------------------
OTHER INFORMATION (UNAUDITED)
--------------------------------------------------------------------------------

The Europe Equity Fund was invested in the following sectors at September 30, 2001:

                                         PERCENTAGE (BASED ON
SECTOR                                       MARKET VALUE)
--------------------------------------------------------------------------------
Financials                                       26.00%
Consumer Discretionary                           18.19%
Industrials                                      11.23%
Healthcare                                        9.08%
Telecommunication Services                        7.58%
Materials                                         7.10%
Consumer Staples                                  6.22%
Information Technology                            5.41%
Energy                                            4.15%
Short Term                                        4.07%
Utilities                                         0.97%
                                              ---------
                                                100.00%
                                              =========

----------------
See Notes to Schedules of Investments and Notes to Financial statements.

                                                          EMERGING MARKETS FUND
--------------------------------------------------------------------------------

Q&A

Q. HOW DID THE EMERGING MARKETS FUND PERFORM COMPARED TO ITS BENCHMARK AND LIPPER PEER GROUP DURING THE ONE-YEAR PERIOD ENDED SEPTEMBER 30, 2001?

A. The Emerging Markets Fund declined 39.66% for the one-year period ended September 30, 2001. The Fund trailed its broad-based comparative index, the MSCI EMF Index, which declined 33.26%, and our Lipper peer group of 184 Emerging Markets funds, which lost an average of 32.16%.

Q.  WHAT CIRCUMSTANCES CREATED SUCH A NEGATIVE ENVIRONMENT IN THE MARKET?

A. Emerging markets typically underperform developed markets when global growth is slowing and this year was no exception. The primary drivers that explain this relationship include a reliance on exports and external financing, and an increase in risk aversion amongst investors. Like the Asian and Latin crises experienced in 1998 and 1994, respectively, emerging countries with tenuous economic fundamentals are vulnerable to shocks when these downturns hit. This time around, Turkey devalued its currency and is struggling economically, while Argentina is likely to default on its debt, devalue its currency, or both. While these crises have been painful, they succeeded in building a better base for emerging countries from which to grow. Fully 85% of the MSCI Emerging Index currencies now float, making them less vulnerable to one-time shocks going forward, while debt levels and budget discipline have improved dramatically. This should lead to a more dramatic and sustainable recovery when global growth resumes.

Q. WHAT INVESTMENT STRATEGIES AND TECHNIQUES USED BY THE FUND AFFECTED PERFORMANCE?

A. Underweights in Turkey, Argentina, and Taiwan all helped the Fund, as did an overweight in Mexico, while overweights in Israel, India, Brazil, and Poland were particularly damaging. Underweights in South Africa and Russia, also hurt as these markets proved to be defensive in light of their basic industry composition. On a sector basis, overweights in health care and energy were positive contributors, while telecom and technology exposure negatively impacted the Fund. In particular, Indian software companies have performed poorly despite very strong earnings growth, Israeli telecom equipment companies dropped dramatically in sympathy with their global peers, and Brazilian telecoms have been dragged down by slowing growth, increasing bad debts, and the Brazilian Real's slide. Stock selection in financials continues to be a standout for the Fund, highlighted by our large position in Bannacci, which was acquired by Citigroup at a substantial premium.

Q.  WHAT CHANGES HAVE YOU MADE IN THE FUND?

A. Over the last year, we took the opportunity to rotate into high quality names that decreased with the general market downturn. We actively decreased our exposure to the technology sector, although we are still overweight, and increased our allocation to defensive sectors. We have also been running with a higher than average cash position, which we are now selectively putting back into the market. Major areas of new investment include South African and Polish financials, both of which should benefit from decreasing rates and pent up consumer demand, and Russian cellular where the market is growing dramatically. We also successfully anticipated the difficulties in Turkey and Argentina, by largely exiting these countries. Finally, we continue to add privately owned companies in China, as economic growth is strong, valuations are cheap, and our research capabilities are strong here.

Q. WHAT IS YOUR OUTLOOK FOR THE FUND AND HOW HAVE YOU POSITIONED THE PORTFOLIO GOING FORWARD?

A. We expect markets to remain volatile given economic uncertainty and event risk related to the U.S. retaliation to the terrorist attacks. At this time, we have never felt stronger about the value that emerging markets represent. When combined with the level of restructuring many emerging countries have undergone, we are optimistic about the potential for large returns going forward. Additionally, as the impact of monetary and fiscal stimuli take effect, the resumption of global growth will be a very important driver of emerging stocks. We are strongly positioned in globally competitive companies, including many that benefit from the trend toward outsourcing, when growth does resume. In the meantime, we will continue to opportunistically add to high quality names that drop on general market downturns.

                                                          EMERGING MARKETS FUND
-------------------------------------------------------------------------------

CHANGE IN VALUE
OF A $10,000 INVESTMENT
-------------------------------------------------------------------------------

[LINE CHART OMITTED -- PLOT POINTS AS FOLLOWS:]

                          EMERGING MARKETS FUND            MSCI EMF
11/25/97                        10,000.00                 10,000.00
3/98                            11,068.31                 10,875.27
9/98                             6,803.55                  6,480.34
3/99                             9,467.96                  8,596.95
9/99                            11,540.64                 10,143.17
3/00                            18,546.67                 13,032.24
9/00                            13,451.87                 10,185.38
3/01                             9,752.50                  8,346.81
9/01                             8,129.03                  6,797.63

INVESTMENT PROFILE

A mutual fund designed for investors who seek long-term growth of capital by investing primarily in equity securities of issuers located in emerging market countries.


REGIONAL ALLOCATION
AS OF SEPTEMBER 30, 2001
as a % of Market Value
--------------------------------------------------------------------------------
Market Value of $7,602 (in thousands)

[PIE CHART OMITTED -- PLOT POINTS AS FOLLOWS:]

Asia 44.4%
Latin America 25.4%
Europe 12.3%
Middle East and Africa 11.6%
Short Term & Other 6.3%


AVERAGE ANNUAL TOTAL RETURN
FOR THE PERIODS ENDED SEPTEMBER 30, 2001
--------------------------------------------------------------------------------
                                  ONE           SINCE
                                  YEAR        INCEPTION*        COMMENCEMENT
--------------------------------------------------------------------------------
Emerging Markets Fund           -39.66%          -5.27%           11/25/97
--------------------------------------------------------------------------------
MSCI EMF                        -33.26%          -9.54%
--------------------------------------------------------------------------------

TOP TEN LARGEST HOLDINGS
AS OF SEPTEMBER 30, 2001
as a % of Market Value
--------------------------------------------------------------------------------
   Taiwan Semiconductor
      Manufacturing Co. Ltd.                                 2.82%
--------------------------------------------------------------------------------
   Telefonos de Mexico S.A. de C.V. ADR                      2.45%
--------------------------------------------------------------------------------
   Petroleo Brasileiro S.A. -
      Petrobras ADR                                          2.31%
--------------------------------------------------------------------------------
   Korea Electric Power (KEPCO) Corp.                        2.07%
--------------------------------------------------------------------------------
   Kookmin Bank                                              2.04%
--------------------------------------------------------------------------------
   Dr. Reddy's Laboratories Ltd. ADR                         1.97%
--------------------------------------------------------------------------------
   Mobile Telesystems ADR                                    1.90%
--------------------------------------------------------------------------------
   America Movil S.A. de C.V. ADR (Series L)                 1.78%
--------------------------------------------------------------------------------
   S1 Corp.                                                  1.73%
--------------------------------------------------------------------------------
   Cipla Ltd.                                                1.66%
--------------------------------------------------------------------------------

*INDEX RETURNS ARE NOT AVAILABLE FROM THE FUND'S INCEPTION DATE AND THEREFORE
 ARE CALCULATED FROM THE MONTH END NEAREST THE FUND'S INCEPTION DATE.
 SEE NOTES TO PERFORMANCE.
 PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS.

                                                          EMERGING MARKETS FUND
                                    SCHEDULE OF INVESTMENTS  September 30, 2001
--------------------------------------------------------------------------------
                              EMERGING MARKETS FUND
--------------------------------------------------------------------------------
                                      NUMBER
                                   OF SHARES          VALUE
--------------------------------------------------------------------------------
COMMON STOCK -- 87.5%
--------------------------------------------------------------------------------

ARGENTINA -- 0.4%

Perez Companc S.A. (Series B) ......  28,382   $     28,671

BRAZIL -- 6.7%

Aracruz Celulose S.A. ADR ..........     694         10,306
Brasil Telecom Participacoes
   S.A. ADR ........................   1,805         49,096
Companhia Paranaense de
   Energia-Copel ADR ...............   5,926         34,667
Embraer - Empresa Brasileira de
   Aeronautica S.A. ADR ............   1,048         13,362
Petroleo Brasileiro S.A. -
   Petrobras ADR ...................   9,010        175,613
Tele Centro Oeste Celular
   Participacoes S.A. ADR ..........   8,869         43,901
Telemig Celular
   Participacoes S.A. ADR ..........   2,037         46,240
Ultrapar Participacoes S.A. ADR ....   3,976         21,073
Uniao de Bancos Brasileiros
   S.A. GDR ........................   4,380         63,510
Votorantim Celulose e Papel
   S.A. ADR ........................   4,395         57,355
                                                    515,123

CHILE -- 0.6%

Empresa Nacional de
   Electricidad S.A. ADR ...........   4,964         42,988

CHINA -- 7.2%

Beijing Datang Power Generation
   Co. Ltd. (Class H) ..............  96,000         34,464
Brilliance China Automotive
   Holdings Ltd. ...................   4,706         71,108
Brilliance China Automotive
   Holdings Ltd. ADR ............... 138,000         20,170
China Mobile
   (Hong Kong) Ltd. ADR ............   4,793         76,927(a)
China Petroleum &
   Chemical Corp. (Series H) ....... 571,458         79,863
China Unicom Ltd. ..................  34,000         36,618(a)
Denway Motors Ltd. ................. 356,600         94,871(a)
Huaneng Power International Inc.
   (Class H) ....................... 100,000         56,414
Huaneng Power International
   Inc. ADR ........................   2,937         67,639
TCL International
   Holdings Ltd. ................... 148,000         14,801
                                                    552,875

CROATIA -- 1.2%

Pliva d.d. GDR (Regd.) .............   8,380         72,487
Zagrebacka Banka d.d. GDR ..........   1,032         19,866(b)
                                                     92,353

--------------------------------------------------------------------------------
                                      NUMBER
                                   OF SHARES          VALUE
--------------------------------------------------------------------------------
CZECH REPUBLIC -- 0.4%

Ceska Sporitelna a.s. ..............   4,700   $     32,800(a)

DOMINICAN REPUBLIC -- 0.1%

TRICOM S.A. ADR ....................   1,564          8,883(a)

EGYPT -- 1.1%

Al-Ahram Beverage Co.
   S.A.E. GDR ......................   3,193         22,670(a)
Egyptian Company for
   Mobile Services .................   3,784         37,154
Orascom Telecommunications
   GDR .............................  12,372         22,641(a,b)
                                                     82,465

GHANA -- 0.0%*

Home Finance Co. ...................  18,516          2,486

GREECE -- 0.3%

A.G. Petzetakis S.A. ...............   4,423         21,736

HONG KONG -- 2.1%

China Rare Earth Holdings Ltd. ..... 284,000         63,722
Euro-Asia Agricultural
   (Holdings) Co. Ltd. ............. 140,509         24,501(a)
Greencool Technology
   Holdings Ltd. ................... 120,000         40,002
Wah Sang Gas Holdings Ltd. ......... 420,000         32,848(a)
                                                    161,073

HUNGARY -- 2.9%

EGIS Rt. ...........................   1,723         71,474
Gedeon Richter Rt. .................     248         13,800
Gedeon Richter Rt. GDR .............     694         38,517
MOL Magyar Olaj-es Gazipari Rt. ....   2,306         34,216
OTP Bank Rt. .......................   1,320         63,625
                                                    221,632

INDIA -- 10.5%

Aptech Ltd. ........................   7,931          5,884
Cipla Ltd. .........................   5,378        126,290
Dr. Reddy's Laboratories Ltd. ......   1,049         39,139
Dr. Reddy's Laboratories Ltd. ADR ..   6,738        149,920(a)
Global Tele-Systems Ltd. ...........     580            694
Himachal Futuristic
   Communications Ltd. .............   1,600          1,080(a)
Hindalco Industries Ltd. GDR .......   3,234         33,957(b)
Infosys Technologies Ltd. ..........   1,829         90,909
Mastek Ltd. ........................   6,391          7,880
NIIT Ltd. ..........................   2,626          5,927
Pentamedia Graphics Ltd. ...........   8,826          4,787
Reliance Industries Ltd. ...........  16,211         90,067
Satyam Computer Services Ltd. ......  20,074         53,719
Satyam Computer Services Ltd.
   ADR .............................  17,182        100,515
Sriven Multi-Tech Ltd. .............   5,865            215(a)

-----------------
See Notes to Schedules of Investments and Notes to Financial statements.

                                                          EMERGING MARKETS FUND
                                    SCHEDULE OF INVESTMENTS  September 30, 2001
--------------------------------------------------------------------------------

                                      NUMBER
                                   OF SHARES          VALUE
--------------------------------------------------------------------------------
Sun Pharmaceutical
   Industries Ltd. ................    6,691   $     74,503
UTI India IT Fund .................    2,552         19,140(a)
                                                    804,626

INDONESIA -- 0.2%

PT Gudang Garam ...................   15,000         15,452

ISRAEL -- 6.1%

AudioCodes Ltd. ...................    2,256          4,738(a)
Camtek Ltd. .......................    6,898         13,382(a)
Check Point Software
   Technologies Ltd. ..............    1,547         34,065(a)
Comverse Technology Inc. ..........      435          8,909(a)
DSP Group Inc. ....................    1,888         37,666(a)
e-SIM Ltd. ........................    2,422          1,356(a)
ECtel Ltd. ........................    4,495         54,165(a)
Fundtech Ltd. .....................   10,099         48,576(a)
Lumenis Ltd. ......................    4,824         96,866(a)
MIND C.T.I. Ltd. ..................    2,171          3,278(a)
Radview Software Ltd. .............   12,706          5,718(a)
Sapiens International Corp. N.V. ..   13,729          9,061(a)
Teva Pharmaceutical Industries
   Ltd. ADR .......................    1,359         82,151
TTI Team Telecom
   International Ltd. .............    5,208         62,756(a)
                                                    462,687

MEXICO -- 11.0%

America Movil S.A. de C.V.
   ADR (Series L) .................    9,124        135,309
Coca-Cola Femsa S.A. de
   C.V. ADR .......................    1,985         39,204
Consorcio Ara S.A. de C.V. ........   60,644         75,861(a)
Corporacion GEO S.A. de
   C.V. (Series B) ................   58,162         38,518(a)
Corporacion Interamericana de
   Entretenimiento S.A. de C.V.
   (CIE) (Series B) ...............    5,742         11,468(a)
Desc S.A. de C.V. (Series B) ......   23,766          7,745
Grupo Aeroportuario del Sureste
   S.A. de C.V. ADR (Series B) ....    4,677         43,964(a)
Grupo Carso S.A. de C.V. ADR ......    4,483         20,263(a)
Grupo Financiero Bancomer
   S.A. ADR (Series C) ............    3,915         54,735(a,b)
Grupo Financiero Banorte
   S.A. de C.V. ...................   20,423         29,841(a)
Grupo Modelo S.A. (Series B) ......    7,864         17,112
Grupo Televisa S.A. ADR ...........    1,649         47,326(a)
Telefonos de Mexico
   S.A. de C.V. ADR ...............    5,757        185,893
Tubos de Acero de Mexico
   S.A. ADR .......................    6,804         61,236
Wal-Mart de Mexico
   S.A. de C.V. ...................   33,658         70,373
                                                    838,848

NETHERLANDS -- 0.8%

Indigo N.V. .......................   10,378         64,136(a)

--------------------------------------------------------------------------------
                                      NUMBER
                                   OF SHARES          VALUE
--------------------------------------------------------------------------------
PANAMA -- 0.4%

Panamerican Beverages Inc.
   (Class A) ......................    1,827   $     30,785

PHILIPPINES -- 2.3%

Benpres Holdings Corp. ............  511,600          9,763(a)
Metropolitan Bank & Trust Co. .....    7,280         27,362(a)
Philippine Long Distance
   Telephone Co. ..................   12,843        120,052
Philippine Long Distance
   Telephone Co. ADR ..............    1,963         18,550
                                                    175,727

POLAND -- 2.4%

Bank Polska Kasa Opieki S.A. ......    2,693         41,868(a)
Bank Polska Kasa Opieki S.A. GDR ..    1,204         18,903(a,b)
Bank Zachodni WBK S.A. ............    2,867         23,645(a)
Powszechny Bank Kredytowy S.A. ....    1,481         31,238
Prokom Software S.A. GDR ..........    2,257         20,087(a,b)
Telekomunikacja Polska S.A.
   ADR (Series A) .................   16,734         46,521(a,b)
                                                    182,262

RUSSIA -- 3.7%

AO VimpelCom ADR ..................    4,552         74,744(a)
Mobile Telesystems ADR ............    5,892        144,590(a)
OAO Lukoil Holding ADR ............      998         36,776
OAO Lukoil Holding ADR ............      684         25,206(b)
Premier Telesports Ltd. ...........    1,156            210(a)
                                                    281,526

SINGAPORE -- 0.6%

Datacraft Asia Ltd. ...............   13,436         44,070

SOUTH AFRICA -- 4.4%

ABSA Group Ltd. ...................   11,311         46,706
African Bank Investments Ltd. .....   39,939         34,489
Comparex Holdings Ltd. ............   15,702         19,582(a)
Johnnic Holdings Ltd. .............    7,328         37,124
Nedcor Ltd. .......................    1,767         25,856
Sanlam Ltd. .......................   29,130         29,740
Sappi Ltd. ........................    5,806         49,944
Sasol Ltd. ........................    5,111         41,700
Softline Ltd. .....................   91,680          9,147(a)
Standard Bank Investment
   Corp. Ltd. .....................   11,943         40,909(a)
                                                    335,197

SOUTH KOREA -- 15.0%

Dae Duck Electronics Co. ..........    9,241         59,528
Kookmin Bank ......................   12,590        155,444
Korea Electric Power
   (KEPCO) Corp. ..................    9,762        157,210
Korea Telecom Corp. ...............    3,392        115,494
Korea Telecom Corp. ADR ...........    5,681        103,906
Medison Co. Ltd. ..................   13,850         24,429(a)


-----------------
See Notes to Schedules of Investments and Notes to Financial statements.

                                                          EMERGING MARKETS FUND
                                    SCHEDULE OF INVESTMENTS  September 30, 2001
-------------------------------------------------------------------------------
                                      NUMBER
                                   OF SHARES          VALUE
--------------------------------------------------------------------------------
Pacific Corp. .....................      540   $     39,754
Pohang Iron & Steel Co. Ltd.
   (POSCO) ........................    1,620        100,256
Pohang Iron & Steel Co. Ltd.
   (POSCO) ADR ....................    6,565        103,071
S1 Corp. ..........................   10,952        131,861
Samsung Electronics Co. Ltd. ......    1,029        110,475
Youngone Corp. ....................   51,830         41,734
                                                  1,143,162

TAIWAN -- 6.1%

Compal Electronics Inc. ...........   33,963         25,391
Compeq Manufacturing Co. Ltd. .....   17,728         17,363(a)
Far Eastern Textile Ltd. ..........  136,291         41,468
Hon Hai Precision Industry ........   13,008         41,086
Premier Camera Taiwan Ltd. ........   41,824         54,537(a)
Procomp Informatics Co. Ltd. ......   17,940         18,975
Realtek Semiconductor Corp. .......   11,000         29,962
Taiwan Semiconductor
   Manufacturing Co. Ltd. .........  158,140        214,000(a)
Yageo Corp. .......................   39,248         21,040(a)
                                                    463,822

THAILAND -- 0.2%

Hana Microelectronics
   Public Co. Ltd. ................   15,200         15,545

TURKEY -- 0.2%

Enka Holding Yatirim A.S. .........  216,955         10,989
Vestel Electronik Sanayi ve
   Ticaret A.S. ...................5,991,000          6,516(a)
                                                     17,505

UNITED KINGDOM -- 0.4%

Anglo American PLC ................    2,859         34,038

UNITED STATES -- 0.2%

Bio-Technology General Corp. ......    2,433         18,199(a)

TOTAL COMMON STOCK
   (COST $9,652,062) ..............               6,690,672

--------------------------------------------------------------------------------
PREFERRED STOCK -- 5.9%
--------------------------------------------------------------------------------

BRAZIL -- 5.9%

Celular CRT Participacesos S.A. ...  113,218         14,655(a)
Companhia de Bebidas das
   Americas (AmBev) ADR ...........    1,366         21,870
Companhia Energetica de
   Minas Gerais ...................2,018,462         19,407(a)
Companhia Vale do Rio Doce ........    2,749         54,301(a)
Eletropaulo Metropolitana S.A. ....1,321,908         28,931
Embraer - Empresa Brasileira de
   Aeronautica S.A. ADR ...........    8,075         25,376
Embratel Participacoes S.A. ADR ...    1,293          3,608
Itausa - Investimentos Itau S.A. ..   46,428         31,091

--------------------------------------------------------------------------------
                                      NUMBER
                                   OF SHARES          VALUE
--------------------------------------------------------------------------------
Petroleo Brasileiro S.A. ..........    5,342    $   102,523
Tele Leste Celular Participacoes
   S.A. ADR .......................      540          6,642(a)
Tele Norte Leste Participacoes
   S.A. ADR .......................    8,499         76,916
Telecomunicacoes Brasileiras
   S.A. ADR .......................    2,085         52,771
Ultrapar Participacoes S.A. .......1,800,000          9,764
                                                    447,855


TOTAL PREFERRED STOCK
   (COST $665,755) ................                 447,855


TOTAL INVESTMENTS IN SECURITIES
   (COST $10,317,817) .............               7,138,527

--------------------------------------------------------------------------------
SHORT-TERM INVESTMENTS -- 6.0%
--------------------------------------------------------------------------------

GEI Short-Term Investment Fund
   (COST $463,361) ................  463,361        463,361
OTHER ASSETS AND LIABILITIES,
   NET 0.6% .......................                  42,448
                                                 ----------

NET ASSETS-- 100% .................              $7,644,336
                                                 ==========

--------------------------------------------------------------------------------
OTHER INFORMATION (UNAUDITED)
--------------------------------------------------------------------------------

The Emerging Markets Fund was invested in the following sectors at September 30, 2001:

                                         PERCENTAGE (BASED ON
SECTOR                                       MARKET VALUE)
--------------------------------------------------------------------------------
Telecommunication Services                        18.66%
Information Technology                            16.30%
Financial                                         12.17%
Healthcare                                        10.78%
Materials                                          8.37%
Energy                                             8.12%
Consumer Discretionary                             6.39%
Utilities                                          6.21%
Short Term                                         6.09%
Industrials                                        4.13%
Consumer Staples                                   2.78%
                                                --------
                                                 100.00%
                                                ========

--------------
See Notes to Schedules of Investments and Notes to Financial statements.

                                                     PREMIER GROWTH EQUITY FUND
--------------------------------------------------------------------------------
Q&A

Q. HOW DID THE PREMIER GROWTH EQUITY FUND PERFORM COMPARED TO ITS BENCHMARK AND LIPPER PEER GROUP DURING THE ONE-YEAR PERIOD ENDED SEPTEMBER 30, 2001?

A. The Premier Growth Equity Fund declined 23.58% for the Investment Class shares for the one-year period ended September 30, 2001. Although it was down for the period, the Fund still outperformed its broad-based index, the Standard & Poor's 500 Composite Price Index, which declined 26.66%, and our Lipper peer group of 335 MultiCap Core funds, which lost an average of 26.52%. The Fund declined 18.26% for the Service Class shares for the period January 3, 2001 (commencement of operations) through September 30, 2001, while the Index lost 20.43% for the same period.

Q.  WHAT FACTORS AFFECTED THE FUND'S PERFORMANCE DURING THE YEAR?

A. With only 36 holdings in the portfolio, stock selection was the key driver to performance. With the bear market now in its second year, technology stocks continue to be the poorest performing sector. The technology stocks in the S&P 500 fell 62% in the period, while the tech holdings in the Fund declined by only 32%. Former bull market favorites, such as Cisco and EMC, fell 78% and 88%, respectively. Semiconductor holdings in Intel and Applied Materials, and PC manufacturer Dell Computer, were all down sharply. Our technology holdings did better than the market's, due primarily to positions in First Data and Equifax, which were up 49% and 39%, respectively. So, despite having a technology position representing nearly 30% of the portfolio during the year, favorable stock selection in the sector helped minimize the damage.

    Several of our healthcare holdings were solid performers for the year. Lincare, a home respiratory service provider was up 85%. Dentsply, a dental equipment supplier, gained 32% and Cardinal Health, a pharmaceutical distributor, rose 26%.

Q.  HOW MUCH LONGER DO YOU THINK THIS BEAR MARKET WILL GO ON?

A. The honest answer is no one knows. We do see signs that point to better markets in the coming months. Specifically, aggressive monetary and fiscal stimulus in a period of low inflation should lead to stronger economic growth, and stocks have historically been leading indicators of better economic times. However, we don't select stocks based on a view of the overall direction of the market, but rather the relative attractiveness of individual stocks. In recent months we have been adding to our technology holdings, as valuations are much more attractive now than they have been in some time.

Q. WHAT OTHER CHANGES HAVE YOU MADE IN THE FUND, AND HOW ARE YOU POSITIONED GOING FORWARD?

A. Presently, technology is the largest sector weighting in the Fund, making up close to one-third of the portfolio. By comparison, the S&P 500 technology weighting is now about 15%. Healthcare is our second largest sector weighting, representing a position in the Fund of approximately 20% (compared to about 15% in the S&P 500). We've trimmed some of the Fund's healthcare holdings, as they have performed well and reached our valuation targets. We've added to our holdings in the media and financial services industries.

    The investment process is unchanged. We seek quality companies that can grow their profits at a mid-teens or better annual rate and are available at attractive valuation levels. We continue to believe that the superior growth rate of these companies will lead to superior price performance over the long term.

                                                      PREMIER GROWTH EQUITY FUND
--------------------------------------------------------------------------------
 CHANGE IN VALUE OF A $10,000 INVESTMENT
--------------------------------------------------------------------------------

INVESTMENT CLASS SHARES
--------------------------------------------------------------------------------

[LINE CHART OMITTED -- PLOT POINTS AS FOLLOWS:]

     PREMIER GROWTH FUND      S&P 500    S&P 500/BARRA GROWTH
10/31/99   10,000.00         10,000.00        10,000.00
12/99      11,672.59         10,804.23        11,199.77
3/00       12,103.05         11,069.14        11,660.40
6/00       11,612.52         10,755.20        11,489.24
9/00       11,462.36         10,647.30        10,479.88
12/00      11,073.26          9,812.03         8,727.36
3/01       10,050.64          8,650.25         7,207.53
6/01       10,422.50          9,156.01         7,763.26
9/01        8,759.45          7,808.89         6,733.99

--------------------------------------------------------------------------------
AVERAGE ANNUAL TOTAL RETURN
FOR THE PERIODS ENDED SEPTEMBER 30, 2001
--------------------------------------------------------------------------------
INVESTMENT CLASS SHARES
--------------------------------------------------------------------------------

                              ONE        SINCE
                             YEAR      INCEPTION  COMMENCEMENT
--------------------------------------------------------------------------------
Premier Growth Equity Fund -23.58%      -6.67%      10/31/99
--------------------------------------------------------------------------------
S&P 500                    -26.66%     -12.07%
--------------------------------------------------------------------------------
S&P 500/BARRA Growth       -35.72%     -18.53%
--------------------------------------------------------------------------------

INVESTMENT PROFILE
A mutual fund designed for investors who seek long-term growth of capital and future income by investing primarily in a limited number of equity securities of large-and medium-sized companies that the portfolio manager believes have above-average growth histories and/or growth potential.


SECTOR ALLOCATION
AS OF SEPTEMBER 30, 2001
as a % of Market Value
--------------------------------------------------------------------------------
Market Value of $136,587 (in thousands)

[PIE CHART OMITTED -- PLOT POINTS AS FOLLOWS:]

Technology 29.0%
Consumer Stable 22.7%
Consumer Cyclical 21.0%
Financial 9.7%
Capital Goods 6.2%
Energy 4.9%
Utilities 3.7%
Short Term 2.8%

SERVICE CLASS SHARES
--------------------------------------------------------------------------------

[LINE CHART OMITTED -- PLOT POINTS AS FOLLOWS:]

         PREMIER GROWTH FUND       S&P 500     S&P 500/BARRA GROWTH
1/3/01       10,000.00            10,000.00        10,000.00
1/01         10,879.23            10,357.02        10,284.90
2/01          9,951.69             9,413.57         9,076.42
3/01          9,400.97             8,815.97         8,258.55
4/01         10,164.25             9,501.52         8,996.53
5/01         10,067.63             9,565.21         9,017.59
6/01          9,739.13             9,331.41         8,895.31
7/01          9,642.51             9,240.44         8,872.01
8/01          9,130.43             8,661.89         8,276.25
9/01          8,173.91             7,958.49         7,715.95

--------------------------------------------------------------------------------
AVERAGE ANNUAL TOTAL RETURN
FOR THE PERIOD ENDED SEPTEMBER 30, 2001
--------------------------------------------------------------------------------
SERVICE CLASS SHARES
--------------------------------------------------------------------------------

                                 SINCE
                              INCEPTION*        COMMENCEMENT
--------------------------------------------------------------------------------

Premier Growth Equity Fund     -18.26%              1/03/01
--------------------------------------------------------------------------------
S&P 500                        -20.43%
--------------------------------------------------------------------------------
S&P 500/BARRA Growth           -22.81%
--------------------------------------------------------------------------------


TOP TEN LARGEST HOLDINGS
AS OF SEPTEMBER 30, 2001
as a % of Market Value
--------------------------------------------------------------------------------
   First Data Corp.                                    4.82%
--------------------------------------------------------------------------------
   Pfizer Inc.                                         4.09%
--------------------------------------------------------------------------------
   Cardinal Health Inc.                                4.08%
--------------------------------------------------------------------------------
   Comcast Corp. (Class A)                             4.06%
--------------------------------------------------------------------------------
   Citigroup Inc.                                      4.02%
--------------------------------------------------------------------------------
   Liberty Media Corp. (Class A)                       3.82%
--------------------------------------------------------------------------------
   Home Depot Inc.                                     3.81%
--------------------------------------------------------------------------------
   Vodafone Group PLC ADR                              3.75%
--------------------------------------------------------------------------------
   AFLAC INC.                                          3.72%
--------------------------------------------------------------------------------
   Microsoft Corp.                                     3.53%
--------------------------------------------------------------------------------

*INDEX RETURNS ARE NOT AVAILABLE FROM THE FUND'S INCEPTION DATE AND THEREFORE
 ARE CALCULATED FROM THE MONTH END NEAREST THE FUND'S INCEPTION DATE.
 SEE NOTES TO PERFORMANCE.
 PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS.

                                                      PREMIER GROWTH EQUITY FUND
                                      SCHEDULE OF INVESTMENTS September 30, 2001
--------------------------------------------------------------------------------
                           PREMIER GROWTH EQUITY FUND
--------------------------------------------------------------------------------
                                      NUMBER
                                   OF SHARES          VALUE
--------------------------------------------------------------------------------
COMMON STOCK -- 97.1%
--------------------------------------------------------------------------------

CAPITAL GOODS -- 6.2%

Dover Corp. .......................  128,066    $ 3,856,067
Molex Inc. (Class A) ..............  188,333      4,576,492
                                                  8,432,559


CONSUMER - CYCLICAL -- 21.0%

Carnival Corp. ....................  188,333      4,147,093
Catalina Marketing Corp. ..........  113,000      3,164,000(a)
Comcast Corp. (Class A) ...........  154,433      5,539,512(a)
CVS Corp. .........................   79,100      2,626,120
Home Depot Inc. ...................  135,599      5,202,934
Liberty Media Corp. (Class A) .....  411,359      5,224,259(a,h)
NTL Inc. ..........................  195,866        607,184(a)
The Interpublic Group
   of Cos. Inc. ...................  109,233      2,228,353
                                                 28,739,455


CONSUMER - STABLE -- 22.6%

Apogent Technologies Inc. .........  169,499      4,051,026(a)
Cardinal Health Inc. ..............   75,333      5,570,875(h)
DENTSPLY International Inc. .......   56,500      2,595,610
IMS Health Inc. ...................   82,866      2,075,793
Lincare Holdings Inc. .............  158,199      4,203,347(a)
Merck & Co. Inc. ..................   71,566      4,766,296
Pfizer Inc. .......................  139,366      5,588,577
The Gillette Co. ..................   71,566      2,132,667
                                                 30,984,191


ENERGY -- 4.9%

Baker Hughes Inc. .................  135,599      3,925,591
Schlumberger Ltd. .................   60,266      2,754,156
                                                  6,679,747


FINANCIAL -- 9.7%

AFLAC INC. ........................  188,333      5,084,991(h)
American International
   Group Inc. .....................   33,900      2,644,200
Citigroup Inc. ....................  135,599      5,491,760
                                                 13,220,951



--------------------------------------------------------------------------------
                                      NUMBER
                                   OF SHARES          VALUE
--------------------------------------------------------------------------------

TECHNOLOGY -- 29.0%

Applied Materials Inc. ............   97,933   $  2,785,214(a)
Automatic Data Processing Inc. ....   94,166      4,429,569
Certegy Inc. ......................   88,516      2,297,875(a)
Cisco Systems Inc. ................  222,232      2,706,786(a)
Dell Computer Corp. ...............  177,033      3,280,421(a)
EMC Corp. .........................   86,633      1,017,938(a)
Equifax Inc. ......................  177,033      3,877,023
First Data Corp. ..................  113,000      6,583,380
Intel Corp. .......................  113,000      2,309,720
Intuit Inc. .......................  128,066      4,584,763(a)
Microsoft Corp. ...................   94,166      4,818,474(a)
Texas Instruments Inc. ............   37,667        940,922
                                                 39,632,085


UTILITIES -- 3.7%

Vodafone Group PLC ADR ............  233,532      5,128,363(h)

TOTAL INVESTMENTS IN SECURITIES
   (COST $168,307,427) ............             132,817,351


--------------------------------------------------------------------------------
SHORT-TERM INVESTMENTS -- 2.8%
--------------------------------------------------------------------------------

GEI Short-Term Investment Fund
   (COST $3,769,515) ............. 3,769,515      3,769,515(h)

OTHER ASSETS AND LIABILITIES,
   NET 0.1% ......................                  164,221
                                               ------------

NET ASSETS-- 100% ................             $136,751,087
                                               ============

--------------------------------------------------------------------------------
OTHER INFORMATION
--------------------------------------------------------------------------------


The Premier Growth Equity Fund had the following short futures contracts open at September 30, 2001:

                           NUMBER      CURRENT
             EXPIRATION      OF       NOTIONAL     UNREALIZED
DESCRIPTION     DATE      CONTRACTS     VALUE     DEPRECIATION
--------------------------------------------------------------------------------

S&P 500     December 2001     3       $(782,775)    $(25,550)


See Notes to Schedules of Investments and Notes to Financial statements.

                                                    PREMIER RESEARCH EQUITY FUND
--------------------------------------------------------------------------------


Q&A

Q. HOW DID THE PREMIER RESEARCH EQUITY FUND PERFORM COMPARED TO ITS BENCHMARK AND LIPPER PEER GROUP DURING THE ONE-YEAR PERIOD ENDED SEPTEMBER 30, 2001?

A. The Premier Research Equity Fund declined 24.73% for the one-year period ended September 30, 2001. Although it was a difficult year, the Fund still managed to outperform the Standard & Poor's 500 Composite Price Index, which declined 26.66%, and our Lipper peer group of 667 Large Cap Core funds, which lost an average of 27.41%.

Q.  WHAT FACTORS AFFECTED THE FUND'S PERFORMANCE IN THE PAST YEAR?

A. We continue with our discipline of maintaining a portfolio that is composed of sector positions comparable to the benchmark index. In that context, we had success in our technology holdings, being heavily positioned in computer software and services companies, while holding a reduced position in communications equipment stocks. Also, our emphasis on specialty services stocks enhanced our ability to outperform our comparative indices. The other key driver was excellent selection among consumer-cyclical stocks. Our holdings there outperformed the benchmark by over 1,000 basis points, led by the specialty retail industry.

Q.  WHAT PARTICULAR STOCKS STOOD OUT DURING THE PERIOD?

A. Our holding of Lowes (+54%) was very successful. We owned the stock because of its excellent growth prospects, and reasonable valuation. The stock achieved our price target during the year, and we subsequently sold the position. And while the technology sector of the benchmark was down more than 62%, we had a number of holdings which performed much better than the index. Microsoft is one of the larger companies in the Fund, and returned 4% over the past year. Dell Computer, while down 9%, performed much better than the rest of the sector.

Q.  WHAT IS YOUR OUTLOOK FOR THE FUND?

A. Our strategy of maintaining a portfolio that is comparable to the index from a sector perspective attempts to isolate the stock picking capabilities of the research team at GE Asset Management. Rather than try to predict which sector will outperform another in these uncertain times, our effort will continue to be on finding the best stocks to own.

                                                    PREMIER RESEARCH EQUITY FUND
--------------------------------------------------------------------------------
CHANGE IN VALUE
OF A $10,000 INVESTMENT
--------------------------------------------------------------------------------
[LINE CHART OMITTED -- PLOT POINTS AS FOLLOWS:]

          PREMIER RESEARCH EQUITY FUND      S&P 500
4/28/00            10,000.00               10,000.00
6/00               10,110.00               10,035.00
9/00                9,920.00                9,934.30
12/00               9,490.39                9,156.61
3/01                8,650.62                8,071.08
6/01                8,822.62                8,542.97
9/01                7,466.85                7,286.05


INVESTMENT PROFILE

A mutual fund designed for investors who seek long-term growth of capital and future income by investing primarily in a limited number of equity securities of large- and medium-sized companies located in the United States.


SECTOR ALLOCATION
AS OF SEPTEMBER 30, 2001
as a % of Market Value
--------------------------------------------------------------------------------
Market Value of $7,467 (in thousands)

[PIE CHART OMITTED -- PLOT POINTS AS FOLLOWS:]

Consumer Stable 24.7%
Financial 18.2%
Technology 16.7%
Consumer Cyclical 13.4%
Utilities 10.1%
Energy 7.1%
Capital Goods 4.5%
Basic Materials 2.7%
Short Term 1.4%
Transportation 0.8%
Miscellaneous 0.4%


AVERAGE ANNUAL TOTAL RETURN
FOR THE PERIODS ENDED SEPTEMBER 30, 2001
--------------------------------------------------------------------------------
                                 ONE        SINCE
                                 YEAR     INCEPTION*  COMMENCEMENT
--------------------------------------------------------------------------------
Premier Research Equity Fund   -24.73%    -18.51%       4/28/00
--------------------------------------------------------------------------------
S&P 500                        -26.66%     -19.93%
--------------------------------------------------------------------------------


TOP TEN LARGEST HOLDINGS
AS OF SEPTEMBER 30, 2001
as a % of Market Value
--------------------------------------------------------------------------------
   Pfizer Inc.                                         4.76%
--------------------------------------------------------------------------------
   Microsoft Corp.                                     4.18%
--------------------------------------------------------------------------------
   ExxonMobil Corp.                                    4.18%
--------------------------------------------------------------------------------
   Citigroup Inc.                                      3.56%
--------------------------------------------------------------------------------
   General Mills Inc.                                  3.37%
--------------------------------------------------------------------------------
   Johnson & Johnson                                   2.87%
--------------------------------------------------------------------------------
   The Coca-Cola Co.                                   2.80%
--------------------------------------------------------------------------------
   American International Group Inc.                   2.76%
--------------------------------------------------------------------------------
   Merck & Co. Inc.                                    2.62%
--------------------------------------------------------------------------------
   CVS Corp.                                           2.50%
--------------------------------------------------------------------------------


*INDEX RETURNS ARE NOT AVAILABLE FROM THE FUND'S INCEPTION DATE AND THEREFORE
 ARE CALCULATED FROM THE MONTH END NEAREST THE FUND'S INCEPTION DATE.
 SEE NOTES TO PERFORMANCE.
 PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS.

                                                    PREMIER RESEARCH EQUITY FUND
                                      SCHEDULE OF INVESTMENTS September 30, 2001
--------------------------------------------------------------------------------
                          PREMIER RESEARCH EQUITY FUND
--------------------------------------------------------------------------------
                                      NUMBER
                                   OF SHARES          VALUE
--------------------------------------------------------------------------------
COMMON STOCK -- 98.3%
--------------------------------------------------------------------------------

BASIC MATERIALS -- 2.7%

Rohm & Haas Co. .....................  3,167    $   103,751
Weyerhaeuser Co. ....................  1,994         97,128
                                                    200,879

CAPITAL GOODS -- 4.5%

Dover Corp. .........................  3,285         98,911
Emerson Electric Co. ................  1,114         52,425
Tyco International Ltd. .............  1,701         77,396
United Technologies Corp. ...........  2,288        106,392
                                                    335,124

CONSUMER - CYCLICAL -- 13.4%

Comcast Corp. (Class A) .............  4,457        159,873(a)
CVS Corp. ...........................  5,631        186,949
Federated Department Stores Inc. ....  3,578        100,900(a)
Harley-Davidson Inc. ................  2,053         83,146
Liberty Media Corp. (Class A) .......  4,694         59,614(a)
Safeway Inc. ........................  3,343        132,784(a)
Target Corp. ........................  4,928        156,464
Tribune Co. .........................  3,930        123,402
                                                  1,003,132

CONSUMER - STABLE -- 24.7%

Baxter International Inc. ...........  1,196         65,840
Cardinal Health Inc. ................  1,302         96,283
Eli Lilly & Co. .....................  1,878        151,555
General Mills Inc. ..................  5,538        251,979
Johnson & Johnson ...................  3,872        214,509
Kimberly-Clark Corp. ................  2,816        174,592
Merck & Co. Inc. ....................  2,934        195,404
Pfizer Inc. .........................  8,859        355,246
The Coca-Cola Co. ...................  4,459        208,904
UnitedHealth Group Inc. .............  1,314         87,381
Watson Pharmaceuticals Inc. .........    798         43,658(a)
                                                  1,845,351

ENERGY -- 7.0%

Burlington Resources Inc. ...........  1,642         56,173
ExxonMobil Corp. ....................  7,920        312,048
Nabors Industries Inc. ..............  3,109         65,195(a)
Schlumberger Ltd. ...................  2,054         93,868
                                                    527,284

FINANCIAL -- 18.2%

American International Group Inc. ...  2,639        205,842
Citigroup Inc. ......................  6,569        266,045


--------------------------------------------------------------------------------
                                      NUMBER
                                   OF SHARES          VALUE
--------------------------------------------------------------------------------
Fannie Mae ..........................  2,112    $   169,087
FleetBoston Financial Corp. .........  3,579        131,528
Goldman Sachs Group Inc. ............    903         64,429
J.P. Morgan Chase & Co. .............  3,907        133,424
PNC Financial Services Group ........  1,760        100,760
The Allstate Corp. ..................  3,404        127,139
The Bank of New York Co. Inc. .......  2,465         86,275
Washington Mutual Inc. ..............  1,935         74,459
                                                  1,358,988

MISCELLANEOUS -- 0.4%

SPDR Trust ..........................    276         28,825

TECHNOLOGY -- 16.6%

Analog Devices Inc. .................  1,819         59,481(a)
Cisco Systems Inc. .................. 11,496        140,021(a)
Compaq Computer Corp. ...............  6,220         51,688
Convergys Corp. .....................  6,219        172,577(a)
Dell Computer Corp. .................  6,394        118,481(a)
Intuit Inc. .........................  2,815        100,777(a)
Microsoft Corp. .....................  6,103        312,290(a)
Oracle Corp. ........................  7,040         88,563(a)
PeopleSoft Inc. .....................    588         10,608(a)
PerkinElmer Inc. ....................  1,808         47,442
Texas Instruments Inc. ..............  3,520         87,930
Unisys Corp. ........................  6,266         54,264(a)
                                                  1,244,122

TRANSPORTATION -- 0.8%

Burlington Northern
   Santa Fe Corp. ...................  2,239         59,893

UTILITIES -- 10.0%

AT&T Corp. ..........................  5,399        104,201
Calpine Corp. .......................  5,397        123,106(a)
El Paso Corp. .......................  3,521        146,297
Nextel Communications Inc.
   (Class A) ........................  7,859         67,902(a)
Sprint Corp. (PCS Group) ............  6,746        177,352(a)
Verizon Communications ..............  2,463        133,273
                                                    752,131


TOTAL INVESTMENTS IN SECURITIES
   (COST $8,761,202) ................             7,355,729


--------------------------------------------------------------------------------
SHORT-TERM INVESTMENTS -- 1.5%
--------------------------------------------------------------------------------


GEI Short-Term Investment Fund
   (COST $111,058) ..................111,058        111,058(h)

OTHER ASSETS AND LIABILITIES,
   NET 0.2% .........................                12,984
                                                 ----------

NET ASSETS-- 100% ...................            $7,479,771
                                                 ==========

--------------
See Notes to Schedules of Investments and Notes to Financial statements.

                                               PREMIER INTERNATIONAL EQUITY FUND
--------------------------------------------------------------------------------

Q&A

Q. HOW DID THE PREMIER INTERNATIONAL EQUITY FUND PERFORM COMPARED TO ITS BENCHMARK AND LIPPER PEER GROUP DURING THE ONE-YEAR PERIOD ENDED SEPTEMBER 30, 2001?

A. The Premier International Equity Fund declined 31.92% for the one-year period ended September 30, 2001. During the same period, the MSCI EAFE Index declined 28.69%, and our Lipper peer group of 798 International funds lost an average of 31.61%.

Q.  WHAT FACTORS HAD THE GREATEST IMPACT ON THE FUND'S RETURN?

A. The deterioration in market conditions seen at the end of the first quarter of 2001 has accelerated over the last six months. The economic slowdown in the United States has spread across the globe, despite the aggressive action of central banks to reduce interest rates and provide liquidity. The terrorist attacks on the United States in September have only served to delay the eventual economic recovery.

Q.   WHAT INVESTMENT STRATEGIES AND TECHNIQUES USED BY THE FUND
     AFFECTED PERFORMANCE?

A. Our investment strategy focuses on a selection of the best, undervalued growth opportunities and, while valuations have fallen sharply over the last twelve months, profit growth has fallen too. Visibility of earnings has remained poor in the technology and telecommunications sectors, where we have remained underweight. However, the impending changes in Europe's tax and pension regulations have kept us overweight in segments of the financial sector. We continue to see opportunities in long-cycle capital goods where the nature of those businesses has the potential to ride out short-term periods of economic upheaval.

Q.  WHICH STOCKS/SECTORS HAVE PERFORMED WELL? WHICH HAVE NOT PERFORMED WELL?

A. The Fund continued to focus on companies in the more defensive sectors over the last year. Positive contributors to performance include: G.F. Banamex (Mexico - banking); Bank of Ireland (Ireland-financial services); and Aventis (France - pharmaceuticals). Among the stocks that detracted from performance were: Sony (Japan - electronics); Philips Electronics (Netherlands-electronics); Toshiba (Japan - computers); and Telefonica (Spain - telecom).

Q. WHAT IS YOUR OUTLOOK FOR THE FOREIGN MARKETS AND HOW HAVE YOU POSITIONED THE FUND GOING FORWARD?

A. Whereas the flight from technology was the hallmark of the first six months of the fiscal year, it was the wholesale drop in markets that marked the second six months. In addition to a severe global slowdown, the uncertainties surrounding the war on terrorism make the next few months particularly challenging. However, we will continue to concentrate on highly focused, bottom-up investing, looking for those undervalued growth opportunities that will best serve the Fund in the months and years to come. The Fund remains well positioned to take advantage of those opportunities.

                                               PREMIER INTERNATIONAL EQUITY FUND
--------------------------------------------------------------------------------
CHANGE IN VALUE
OF A $10,000 INVESTMENT
--------------------------------------------------------------------------------

[LINE CHART OMITTED -- PLOT POINTS AS FOLLOWS:]

         PREMIER INTERNATIONAL EQUITY FUND        MSCI EAFE
4/28/00              10,000.00                     10,000.00
6/00                 10,300.00                     10,137.25
9/00                  8,690.00                      9,319.59
12/00                 8,290.89                      9,069.50
3/01                  7,134.02                      7,824.02
6/01                  7,205.06                      7,720.94
9/01                  5,916.27                      6,645.74


INVESTMENT PROFILE

A mutual fund designed for investors who seek long-term growth of capital by investing primarily in a limited number of equity securities of companies located in developed and developing countries other than the United States.


SECTOR ALLOCATION
AS OF SEPTEMBER 30, 2001
as a % of Market Value
--------------------------------------------------------------------------------
Market Value of $5,918 (in thousands)

[PIE CHART OMITTED -- PLOT POINTS AS FOLLOWS:]

Europe 82.7%
Japan 7.8%
Pacific Rim 5.7%
Other Regions 3.2%
Short Term & Other 0.6%


AVERAGE ANNUAL TOTAL RETURN
FOR THE PERIODS ENDED SEPTEMBER 30, 2001
--------------------------------------------------------------------------------
                              ONE        SINCE
                             YEAR     INCEPTION*  COMMENCEMENT
--------------------------------------------------------------------------------
Premier International
   Equity Fund             -31.92%     -30.77%       4/28/00
--------------------------------------------------------------------------------
MSCI EAFE                  -28.69%     -24.93%
--------------------------------------------------------------------------------


TOP TEN LARGEST HOLDINGS
AS OF SEPTEMBER 30, 2001
as a % of Market Value
--------------------------------------------------------------------------------
   BAE Systems PLC                                     6.24%
--------------------------------------------------------------------------------
   TotalFinaElf (Class B)                              5.09%
--------------------------------------------------------------------------------
   ING Groep N.V.                                      5.01%
--------------------------------------------------------------------------------
   CGNU PLC                                            4.77%
--------------------------------------------------------------------------------
   Vodafone Group PLC                                  4.73%
--------------------------------------------------------------------------------
   Carrefour S.A.                                      4.27%
--------------------------------------------------------------------------------
   Vivendi Universal S.A.                              4.07%
--------------------------------------------------------------------------------
   Koninklijke Ahold N.V.                              3.76%
--------------------------------------------------------------------------------
   Muenchener Rueckversicherungs-
      Gesellschaft AG (Regd.)                          3.56%
--------------------------------------------------------------------------------
   Telefonica S.A.                                     3.36%
--------------------------------------------------------------------------------


*INDEX RETURNS ARE NOT AVAILABLE FROM THE FUND'S INCEPTION DATE AND THEREFORE
 ARE CALCULATED FROM THE MONTH END NEAREST THE FUND'S INCEPTION DATE.
 SEE NOTES TO PERFORMANCE.
 PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS.

                                               PREMIER INTERNATIONAL EQUITY FUND
                                      SCHEDULE OF INVESTMENTS September 30, 2001
--------------------------------------------------------------------------------
                        PREMIER INTERNATIONAL EQUITY FUND
--------------------------------------------------------------------------------
                                      NUMBER
                                   OF SHARES          VALUE
--------------------------------------------------------------------------------

COMMON STOCK -- 99.2%
--------------------------------------------------------------------------------

AUSTRALIA -- 3.2%
Brambles Industries Ltd. .........    36,941   $    187,481

CANADA -- 3.2%
Petro-Canada .....................     7,613        187,866

FINLAND -- 2.8%
Sampo Insurance Co. Ltd.
   (Series A) ....................    21,745        166,030

FRANCE -- 28.7%

Alstom ...........................     7,661        116,988
Aventis S.A. (Class A) ...........     2,621        198,691
Axa ..............................     7,680        151,456
BNP Paribas S.A. .................     2,175        177,747
Carrefour S.A. ...................     5,248        252,647
Lagardere S.C.A. .................     4,435        139,648
Suez S.A. ........................     3,673        122,005
TotalFinaElf (Class B) ...........     2,243        301,083
Vivendi Universal S.A. ...........     5,207        240,959
                                                  1,701,224


GERMANY -- 5.7%
Deutsche Bank AG .................     2,291        125,512
Muenchener Rueckversicherungs-
   Gesellschaft AG (Regd.) .......       820        210,813
                                                    336,325


IRELAND -- 5.1%
Bank of Ireland ..................    16,724        132,411
CRH PLC ..........................    11,447        169,803
                                                    302,214


ITALY -- 5.0%
Banca Intesa S.p.A. ..............    52,499        129,714
Riunione Adriatica di Sicurta S.p.A
   (RAS) .........................    13,750        165,174
                                                    294,888


JAPAN -- 7.8%
Kao Corp. ........................     7,000        172,343
Sony Corp. .......................     3,700        136,256
Toshiba Corp. ....................    40,000        153,007
                                                    461,606

--------------------------------------------------------------------------------
                                      NUMBER
                                   OF SHARES          VALUE
--------------------------------------------------------------------------------

NETHERLANDS -- 8.8%
ING Groep N.V. ..................     11,074   $    296,592
Koninklijke Ahold N.V. ..........      8,021        222,635
                                                    519,227


SPAIN -- 3.3%
Telefonica S.A. .................     18,003        198,897(a)

TAIWAN -- 2.5%
Taiwan Semiconductor
   Manufacturing Co. Ltd. .......    112,000        151,562(a)

UNITED KINGDOM -- 23.1%
BAE Systems PLC .................     75,856        369,130
BHP Billiton PLC ................     36,471        149,996
CGNU PLC ........................     22,852        282,037
Prudential PLC ..................     12,249        126,055
Royal & Sun Alliance Insurance
   Group PLC ....................     33,087        165,629
Vodafone Group PLC ..............    126,967        279,991
                                                  1,372,838


TOTAL INVESTMENTS IN SECURITIES
   (COST $8,050,306) ............                 5,880,158


--------------------------------------------------------------------------------
SHORT-TERM INVESTMENTS -- 0.6%
--------------------------------------------------------------------------------


GEI Short-Term Investment Fund
   (COST $37,591) ...............     37,591         37,591
OTHER ASSETS AND LIABILITIES,
   NET 0.2%                                          14,612
                                                 ----------

NET ASSETS-- 100% ...............                $5,932,361
                                                 ==========

--------------------------------------------------------------------------------
OTHER INFORMATION (UNAUDITED)
--------------------------------------------------------------------------------

The Premier International Equity Fund was invested in the following sectors at September 30, 2001:

                                        PERCENTAGE (BASED ON
SECTOR                                      MARKET VALUE)
--------------------------------------------------------------------------------

Financial                                       35.99%
Industrials                                     11.38%
Consumer Staples                                10.94%
Consumer Discretionary                           8.73%
Energy                                           8.26%
Telecommunication Services                       8.09%
Materials                                        5.40%
Information Technology                           5.15%
Healthcare                                       3.36%
Utilities                                        2.06%
Short Term                                       0.64%
                                             ---------
                                               100.00%
                                             =========

---------
See Notes to Schedules of Investments and Notes to Financial statements.

                                                                     INCOME FUND
--------------------------------------------------------------------------------

Q&A

Q. DESCRIBE WHAT HAPPENED IN THE FIXED INCOME MARKETS DURING THE ONE-YEAR PERIOD ENDED SEPTEMBER 30, 2001?

A. The fixed income markets, during the twelve months ended September 30, 2001, were characterized by a sharp slowing in economic growth and aggressive easing from monetary officials. The Fund's fiscal year came to a close with the terrorist attacks on the World Trade Center and Pentagon on September 11, 2001. Real domestic Gross Domestic Product, which grew over 5% in the previous 12-month span, slowed to a growth rate of less than 1% during this period, with a strong probability of turning negative in the July through September quarter. In its fight against further economic weakness, the Federal Reserve lowered the federal funds rate from 6.5% to 3.0%, beginning January 3, 2001 and continuing through September. The slumping economy, led by a plummet in stock prices, corporate profits and investment spending, averted recession throughout the first half of 2001 due primarily to the resiliency of consumers. Low unemployment and interest rates held up consumer confidence and consequently their spending habits, particularly on big ticket items such as housing and autos. Third quarter economic activity, however, may likely be negative. Although the housing market held firm, rising unemployment, and the continued negative effects on wealth from lower stock prices, darkened the prospect that consumers could sustain their current level of spending. The events of September 11th also resulted in significant economic fallout.

    As the economic outlook during the period grew dimmer, bond investors pushed interest rates lower, particularly at the short end of the yield curve, anticipating Federal Reserve rate cuts. Yields on two-year Treasury bills declined 3.22% over the year, yielding just 2.76% on September 30. Ten-year Treasury note yields dropped from 5.80% a year ago to 4.55%, while yields on 30-year Treasury bonds declined just 0.45%, to 5.43%. As bond yields moved lower during the period, all sectors of the fixed income market performed well. U.S. government securities returned 13.26% over the one-year period. Corporate securities, benefiting from a steeper yield curve and tighter yield spreads, posted a twelve-month return of 13.10%. Mortgage-backed securities delivered a one-year return of 12.24%, underperforming Treasuries, as volatility and mortgage prepayments increased.

Q. HOW DID THE GE FIXED INCOME FUND PERFORM COMPARED TO ITS BENCHMARK AND LIPPER PEER GROUP DURING THE ONE-YEAR PERIOD ENDED SEPTEMBER 30, 2001?

A. The Income Fund gained 12.80% for the one-year period ended September 30, 2001. The Fund performed closely in line with the Lehman Brothers Aggregate Bond Index, which posted a return of 12.95% and our Lipper peer group of 138 Intermediate U.S. Government funds, which gained 12.24%.

Q.  WHAT WERE THE PRIMARY DRIVERS BEHIND FUND PERFORMANCE?

A. Our heavier than average position in the 3- to 5-year maturity category performed particularly well as the yield curve steepened. Our position in Treasury Inflation - Indexed notes performed strongly as real interest rates declined. Prominent sector allocations to corporate and commercial mortgage-backed securities also added to the Fund's performance. Relative returns, compared to our indexes, were adversely effected by underperformance in select securities (Ford, Conseco Finance, and Marconi
    PLC).

Q.  WHAT IS YOUR OUTLOOK FOR THE FIXED
    INCOME MARKET?

A. The events of September 11, 2001 and the potential for terrorist attacks in the future raise the level of uncertainty in the fixed income market, especially in the near term. Immediate effects on both consumer and business confidence will most likely be negative. Rising unemployment, stemming from announced layoffs, will test the resolve of consumers to maintain past levels of spending. A turnaround in investment spending by companies is unlikely given the state of corporate earnings. Although the Federal Reserve has reduced short term interest rates so dramatically this year, to 2.50% at the time of this writing, there is little evidence that lower rates are prompting businesses and consumers to borrow and spend. It could be called the "pushing on a string" phenomenon. Therefore, the probability for economic contraction in the fourth quarter is very high. Eventually, however, the extent of Federal Reserve interest rate cuts combined with planned government spending should stimulate a recovery. In our view, that recovery will not materialize until mid-2002.

    Volatility due to a sense of uncertainty will characterize the bond market over the next few months. In such a volatile interest rate environment, we will maintain a rather neutral stance toward the market. Although yield spreads on corporate debt securities when compared to those of U.S. Treasury bonds are currently wide, further economic weakness and/or another terrorist attack could widen these spreads further, which discourages us from adding to our corporate bond position. Within the corporate sector, we favor relatively liquid securities and a defensive posture. We remain cautious on the mortgage-backed sector, maintaining a slight underweight, given our concern that mortgage refinancing activity will continue to increase and volatility will remain at high levels. At this point, we believe a better opportunity to increase exposure to these sectors will present itself towards the end of 2002. Longer term, we look for the yield curve to flatten as the economy regains strength and the Federal Reserve considers reversing its policy, raising short-term interest rates to fight inflation fears. In the near term, the outlook is less clear. Rates on short-term securities should stay low given the central bank's current bias to ease, while long-term rates may be pressured in the opposite directions; downward due to lower inflation, and upward due to a decreasing budget surplus. In summary, we feel a more fairly neutral posture is warranted to weather near term volatility, with an eye towards proactively positioning the portfolio within a few months to take advantage of economic recovery.

                                                                     INCOME FUND
--------------------------------------------------------------------------------
CHANGE IN VALUE
OF A $10,000 INVESTMENT
--------------------------------------------------------------------------------

[LINE CHART OMITTED -- PLOT POINTS AS FOLLOWS:]

        INCOME FUND       LB AGGREGATE
11/21/97 10,000.00         10,000.00
3/98     10,290.76         10,256.86
9/98     10,921.11         10,940.26
3/99     10,904.74         10,921.35
9/99     10,842.60         10,899.26
3/00     11,048.27         11,126.30
9/00     11,558.98         11,660.76
3/01     12,394.77         12,519.94
9/01     13,038.00         13,171.21


INVESTMENT PROFILE

A mutual fund designed for investors who seek maximum income consistent with prudent investment management and the preservation of capital by investing primarily in a variety of investment grade debt securities.


SECTOR ALLOCATION
AS OF SEPTEMBER 30, 2001
as a % of Market Value
--------------------------------------------------------------------------------
Market Value of $276,824 (in thousands)


[PIE CHART OMITTED -- PLOT POINTS AS FOLLOWS:]

Mortgage Backed 30.7%
Asset Backed & Other 25.3%
Corporate Notes 22.6%
Treasuries 14.3%
Federal Agencies 6.5%
Sovereign Bonds 0.6%



AVERAGE ANNUAL TOTAL RETURN
FOR THE PERIODS ENDED SEPTEMBER 30, 2001
--------------------------------------------------------------------------------
                    ONE            SINCE
                   YEAR         INCEPTION*        COMMENCEMENT
--------------------------------------------------------------------------------
Income Fund       12.80%          7.11%             11/21/97
--------------------------------------------------------------------------------
LB Aggregate      12.95%          7.40%
--------------------------------------------------------------------------------



QUALITY RATINGS
AS OF SEPTEMBER 30, 2001
as a % of Market Value
--------------------------------------------------------------------------------
           Moody's/                     Percentage of
          S&P Rating+                   Market Value
--------------------------------------------------------------------------------
            Aaa/AAA                        76.6%
--------------------------------------------------------------------------------
            AA to A                        14.8%
--------------------------------------------------------------------------------
            Below A                         8.1%
--------------------------------------------------------------------------------
           NR/Other                         0.5%
--------------------------------------------------------------------------------


+ MOODY'S INVESTORS SERVICES, INC. AND STANDARD & POOR'S ARE NATIONALLY
  RECOGNIZED STATISTICAL RATING ORGANIZATIONS.
* INDEX RETURNS ARE NOT AVAILABLE FROM THE FUND'S INCEPTION DATE AND THEREFORE ARE CALCULATED FROM THE MONTH END NEAREST THE FUND'S INCEPTION DATE.
  SEE NOTES TO PERFORMANCE.
  PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS.

                                                                     INCOME FUND
                                      SCHEDULE OF INVESTMENTS September 30, 2001
--------------------------------------------------------------------------------
                                   INCOME FUND
--------------------------------------------------------------------------------
                                   PRINCIPAL
                                      AMOUNT          VALUE
--------------------------------------------------------------------------------

BONDS AND NOTES -- 109.8%
--------------------------------------------------------------------------------

U.S. TREASURIES -- 18.3%

U.S. Treasury Bonds
9.125%      05/15/09 ...........  $1,950,000 $    2,220,251(h)
8.125%      08/15/19 ...........   6,840,000      8,984,956(h)
5.375%      02/15/31 ...........   6,470,000      6,429,562(j)
                                                 17,634,769

U.S. Treasury Notes
3.875%      06/30/03 ...........   3,085,000      3,142,350(j)
3.875%      07/31/03 ...........   3,655,000      3,724,116(j)
4.625%      05/15/06 ...........   7,885,000      8,160,975(j)
3.50%       01/15/11 ...........   4,145,998      4,263,910(k)
5.00%       02/15/11 ...........     165,000        169,589(j)
5.00%       08/15/11 ...........   2,530,000      2,613,414(j)
                                                 22,074,354


TOTAL U.S. TREASURIES
   (COST $38,404,311) ..........                 39,709,123


FEDERAL AGENCIES -- 8.3%

Federal Home Loan Mortgage Corp.
5.00%       05/15/04 ...........   3,665,000      3,797,856(h)
5.25%       12/20/04 ...........   2,595,000      2,660,680(h)
6.00%       06/15/11 ...........   3,760,000      3,959,167(j)
                                                 10,417,703

Federal National Mortgage Assoc.
5.25%       08/14/06 ...........   2,115,000      2,139,830
5.50%       02/15/06 ...........   2,775,000      2,916,775(j)
6.25%       07/19/11 ...........     325,000        328,718
7.125%      01/15/30 ...........   1,945,000      2,199,970(h)
                                                  7,585,293


TOTAL FEDERAL AGENCIES
   (COST $17,460,931) ..........                 18,002,996


AGENCY MORTGAGE BACKED -- 30.7%

Federal Home Loan Mortgage Corp.
6.00%       02/01/29 - 05/01/31    1,218,348      1,219,313
6.50%       05/01/29 - 07/01/30      140,434        143,224
7.00%       03/01/30 ...........     315,171        326,202
7.50%       09/01/12 - 09/01/31    1,224,049      1,274,383
8.00%       06/01/30 - 08/01/31      750,385        786,966
8.50%       02/01/30 - 06/01/31    1,219,109      1,291,865
6.00%       TBA ................   8,837,000      8,820,386(c)
                                                 13,862,339

Federal National Mortgage Assoc.
5.50%       03/01/14 - 01/01/16    4,429,796      4,468,964
5.995%      10/01/01 ...........     418,253        422,958(i)
6.00%       02/01/14 - 02/01/31      798,971        806,425


--------------------------------------------------------------------------------
                                   PRINCIPAL
                                      AMOUNT          VALUE
--------------------------------------------------------------------------------
6.50%       07/01/29 - 01/01/30   $  118,954   $    121,222
7.00%       08/01/13 - 01/01/30    2,344,400      2,436,840
7.50%       08/01/13 - 09/01/31    7,548,103      7,862,456
8.00%       12/01/12 - 01/01/31    3,977,640      4,177,077
8.50%       01/01/30 - 01/01/31    1,760,874      1,864,171(h)
8.50%       06/01/31 - 07/01/31      734,864        778,037
9.00%       06/01/09 - 01/01/31      627,680        672,136
6.00%       TBA ...............    2,593,000      2,584,884(c)
6.50%       TBA ...............    1,472,000      1,496,833(c)
7.00%       TBA ...............    5,021,000      5,193,572(c)
7.50%       TBA ...............      400,000        415,872(c)
7.50%       TBA ...............    5,688,000      5,945,723(c)
                                                 39,247,170

Government National Mortgage Assoc.
6.50%       03/15/24 - 02/15/29      980,980      1,005,248
7.00%       03/15/12 - 04/15/29    2,186,054      2,274,487
7.50%       10/15/22 ..........      869,450        914,279
8.00%       05/15/30 - 09/15/30      709,409        746,205
8.50%       10/15/17 ..........      164,213        177,759
9.00%       11/15/16 - 12/15/21      614,498        668,633
6.50%       TBA ...............    6,947,000      7,107,615(c)
8.00%       TBA ...............      522,000        549,238(c)
                                                 13,443,464


TOTAL AGENCY MORTGAGE BACKED
   (COST $65,375,387) .........                  66,552,973


AGENCY COLLATERALIZED MORTGAGE OBLIGATIONS -- 3.3%

Federal Home Loan Mortgage Corp.
6.50%       02/15/14 ..........    1,320,383        207,805(g)
7.00%       01/15/28 ..........      123,000         28,097(g)
7.50%       07/15/27 - 07/15/29    1,014,625        178,620(g)
8.833%      10/15/01 ..........      505,661        471,415(i)
10.225%     10/15/01 ..........      493,000        521,855(i)
10.83%      10/15/01 ..........      129,737        135,181(i)
10.942%     10/15/01 ..........      188,143        189,259(i)
11.25%      10/15/01 ..........      429,479        422,045(i)
11.673%     10/15/01 ..........      201,000        216,594(i)
11.941%     10/15/01 ..........      173,000        174,567(i)
11.993%     10/15/01 ..........      159,000        154,230(i)
14.666%     10/15/01 ..........      490,312        526,840(i)
45.95%      10/15/23 ..........      213,990        165,040(d,f)
                                                  3,391,548

Federal Home Loan Mortgage Corp. REMIC
6.00%       09/15/23 ..........      208,000        217,814
26.40%      05/15/24 ..........      164,000        131,584(d,f)
                                                    349,398

Federal Home Loan Mortgage Corp. STRIPS
5.95%       08/01/27 ..........       64,557         57,684(d,f)
8.00%       02/01/23 - 07/01/24      242,222         44,839(g)
8.42%       04/01/28 ..........      489,808        410,329(d,f)
                                                    512,852

Federal National Mortgage Assoc. REMIC
5.939%      10/25/01 ..........    1,096,483        133,634(g,i)
8.921%      10/18/01 ..........      169,201        155,374(i)
10.625%     10/25/01 ..........      150,000        146,484(i)
12.80%      10/25/29 ..........      262,152        194,975(d,f)

---------
See Notes to Schedules of Investments and Notes to Financial statements.

                                                                     INCOME FUND
                                      SCHEDULE OF INVESTMENTS September 30, 2001
--------------------------------------------------------------------------------


--------------------------------------------------------------------------------
                                   PRINCIPAL
                                      AMOUNT          VALUE
--------------------------------------------------------------------------------
12.919%     10/25/01 ............  $ 136,813  $     141,191(i)
15.181%     10/25/01 ............    123,145        125,570(i)
17.676%     10/25/01 ............    216,132        227,614(i)
1,008.00%   05/25/22 ............        358          6,928(g)
1,080.913%  03/25/22 ............        506         11,804(g)
                                                  1,143,574

Federal National Mortgage Assoc. STRIPS
7.00%       12/01/29 ............    492,615         73,470(g)
7.50%       11/01/23 - 07/01/27    2,765,934        469,221(g)
8.00%       02/01/23 - 11/01/29    2,285,156        410,003(g)
8.58%       05/01/28 ............    916,544        773,041(d,f)
                                                  1,725,735


TOTAL AGENCY COLLATERALIZED
   MORTGAGE OBLIGATIONS
   (COST $6,762,084) ............                 7,123,107


ASSET BACKED -- 14.2%

American Express Credit Account
   Master Trust
6.40%       04/15/05 ............    600,000        618,750
American Express Master Trust
3.638%      10/15/01 ............  1,059,000      1,060,980(i)
Arran Master Trust
3.29%       12/15/01 ............  1,250,000      1,250,388(i,l)
Capital Auto Receivables Asset Trust
4.60%       09/15/05 ............    640,000        653,900
Capital One Master Trust
3.627%      10/15/01 ............  3,000,000      3,003,432(i,l)
Chase Credit Card Master Trust
3.588%      10/15/01 ............  2,000,000      2,000,620(i)
Citibank Credit Card
   Issuance Trust
3.57%       12/10/01 ............  3,000,000      2,996,306(i,l)
6.90%       10/17/07 ............    202,000        219,647
Citibank Credit Card Master Trust I
5.30%       01/09/06 ............    550,000        569,250
Discover Card Master Trust I
5.30%       11/15/06 ............    955,000        988,425
First Chicago Master Trust II
3.613%      10/15/01 ............  2,200,000      2,202,071(i)
Ford Credit Auto Owner Trust
6.62%       07/15/04 ............    845,000        879,062
4.83%       02/15/05 ............    100,000        102,484
4.31%       06/15/05 ............     35,000         35,596
4.72%       12/15/05 ............     25,000         25,563
Green Tree Financial Corp.
   Series 1993-1
6.90%       04/15/18 ............     39,609         41,279
6.97%       04/01/31 ............    116,000        121,183
Household Private Label Credit
   Card Master Note Trust I
3.628%      10/15/01 ............     91,000         91,085(i)
MBNA Master Credit Card Trust
3.567%      10/15/01 ............  1,000,000      1,000,310(i,l)
3.718%      10/15/01 ............    305,000        305,665(i)
Mellon Bank Premium Finance
   Loan Master Trust
3.33%       12/15/01 ............  1,000,000      1,000,680(i,l)


--------------------------------------------------------------------------------
                                   PRINCIPAL
                                      AMOUNT          VALUE
--------------------------------------------------------------------------------
Metris Master Trust
3.268%      10/20/01 ...........  $2,000,000    $ 2,002,162(i)
3.81%       10/20/01 ...........     120,000        120,675(i)
Providian Gateway Master Trust
3.708%      11/15/01 ...........     900,000        902,607(b,i)
PSE&G Transition Funding LLC
6.61%       06/15/15 ...........     920,000        977,960
Saks Credit Card Master Trust
3.708%      10/15/01               1,000,000      1,001,505(i)
Sears Credit Account Master Trust
3.597%      10/15/01 ...........   3,000,000      3,001,114(i,l)
Superior Wholesale Inventory
   Financing Trust
3.90%       01/15/02 ...........   1,600,000      1,598,022(i,l)
Target Credit Card Master Trust
2.77%       10/25/01 ...........   2,000,000      1,999,698(i)
West Penn Funding LLC
6.81%       09/25/08 ...........      95,000        102,899

TOTAL ASSET BACKED
   (COST $30,660,861) ..........                 30,873,318


CORPORATE NOTES -- 28.9%

Abbey National Capital Trust I
8.963%      06/30/30 ...........     425,000        478,843(i)
Abbey National PLC
7.35%       10/15/06 ...........     200,000        209,508(i)
6.70%       06/15/08 ...........     150,000        148,832(i)
Abbott Laboratories
5.125%      07/01/04 ...........     670,000        692,700
AES Drax Holdings Ltd.
10.41%      12/31/20 ...........     200,000        216,632
Aetna Services Inc.
7.375%      03/01/06 ...........     365,000        372,975
6.97%       08/15/36 ...........      95,000        100,087
Ahold Finance USA Inc.
8.25%       07/15/10 ...........   1,100,000      1,228,678
Air 2 US
10.127%     10/01/20 ...........     385,000        365,750(b)
Allstate Financial Global Funding
6.15%       02/01/06 ...........     400,000        416,344(b)
Amerada Hess Corp.
7.875%      10/01/29 ...........     500,000        519,115
American Airlines Inc.
9.71%       01/02/07 ...........     286,669        272,335
6.855%      10/15/10 ...........     214,322        218,222
10.18%      01/02/13 ...........      65,000         67,291
American Home Products Corp.
5.875%      03/15/04 ...........     275,000        286,798
6.70%       03/15/11 ...........     410,000        431,164
AOL Time Warner Inc.
7.625%      04/15/31 ...........     535,000        544,464
AT&T Corp.
6.50%       03/15/29 ...........     540,000        469,832
AT&T Wireless Services Inc.
7.35%       03/01/06 ...........     250,000        265,530(b)
Axa
8.60%       12/15/30 ...........     525,000        572,008
Bank One Corp.
3.92%       01/07/02 ...........   2,300,000      2,300,439(i,l)
6.50%       02/01/06 ...........     930,000        979,504

-----------
See Notes to Schedules of Investments and Notes to Financial statements.

                                                                     INCOME FUND
                                      SCHEDULE OF INVESTMENTS September 30, 2001
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                                   PRINCIPAL
                                      AMOUNT          VALUE
--------------------------------------------------------------------------------
Barclays Bank PLC
8.55%       09/29/49 ............  $ 410,000   $    464,833(b)
BCI US Funding Trust I
8.01%       07/15/08 ............    250,000        262,265(b,i)
Beckman Instruments Inc.
7.10%       03/04/03 ............     65,000         67,137
Bellsouth Telecomm Inc.
6.375%      06/01/28 ............    425,000        390,324
Boeing Capital Corp.
7.10%       09/27/05 ............    495,000        523,146
Brascan Ltd.
7.375%      10/01/02 ............     40,000         40,994
Bristol-Myers Squibb Co.
6.875%      08/01/97 ............    150,000        153,549
British Telecommunications PLC
8.375%      12/15/10 ............    410,000        453,267
Capital One Bank
6.875%      02/01/06 ............    565,000        567,181
CIT Group Inc.
7.125%      10/15/04 ............    500,000        533,590
Citigroup Inc.
3.605%      11/30/01 ............  1,000,000      1,001,507(i,l)
5.70%       02/06/04 ............    370,000        383,327
7.25%       10/01/10 ............    860,000        937,005
Clear Channel Communications Inc.
7.25%       09/15/03 ............    535,000        563,402
7.875%      06/15/05 ............    180,000        192,618
Cleveland Electric Toledo Edison
7.67%       07/01/04 ............    160,000        171,427
Coca-Cola Enterprises Inc.
6.70%       10/15/36 ............    245,000        258,301
Conagra Foods Inc.
7.125%      10/01/26 ............    290,000        309,155
Conoco Inc.
5.90%       04/15/04 ............  1,920,000      1,982,669
Conseco Inc.
8.70%       11/15/26 ............     23,000         11,040
Corporacion Andina De Fomento
6.75%       03/15/05 ............    130,000        133,068
CSC Holdings Inc.
8.125%      07/15/09 ............    160,000        164,587
DaimlerChrysler AG
3.27%       12/17/01 ............  2,000,000      1,987,666(i,l)
Delhaize America Inc.
7.375%      04/15/06 ............    240,000        256,541(b)
9.00%       04/15/31 ............    830,000        938,472(b)
Delphi Automotive Systems Corp.
6.125%      05/01/04 ............    305,000        307,388
Delta Air Lines Inc.
7.57%       11/18/10 ............    615,000        627,484
Deutsche Telekom AG
7.75%       06/15/05 ............    270,000        288,372
8.25%       06/15/30 ............  1,250,000      1,320,306
Dominion Resources Inc.
6.00%       01/31/03 ............    330,000        339,101
Dresdner Funding Trust I
8.151%      06/30/31 ............    635,000        675,462(b)
Duke Capital Corp.
7.25%       10/01/04 ............    500,000        537,090
Duke Energy Corp.
5.375%      01/01/09 ............    100,000         96,760
El Paso Corp.
7.375%      12/15/12 ............    800,000        824,160


--------------------------------------------------------------------------------
                                   PRINCIPAL
                                      AMOUNT          VALUE
--------------------------------------------------------------------------------


Enron Corp.
8.00%       08/15/05 ............  $ 680,000  $     717,274(b)
ERAC USA Finance Co.
8.25%       05/01/05 ............    615,000        662,312(b)
FedEx Corp.
7.50%       01/15/18 ............    300,322        316,488
First Union Corp.
7.55%       08/18/05 ............    325,000        354,546
Ford Motor Co.
7.45%       07/16/31 ............    300,000        283,416
Ford Motor Credit Co.
7.60%       08/01/05 ............    125,000        131,774
6.875%      02/01/06 ............    450,000        464,054
7.375%      10/28/09 ............    320,000        328,070
FPL Group Capital Inc.
7.375%      06/01/09 ............    260,000        280,678
France Telecom S.A.
7.20%       03/01/06 ............    195,000        207,400(b)
8.50%       03/01/31 ............    995,000      1,085,903(b)
General Motors Acceptance Corp.
4.48%       10/22/01 ............  1,000,000        987,833(i,l)
5.80%       03/12/03 ............    325,000        332,261
5.75%       11/10/03 ............     70,000         72,127
6.125%      09/15/06 ............    305,000        306,064
6.125%      01/22/08 ............    470,000        456,055
7.25%       03/02/11 ............    150,000        152,744
Georgia-Pacific Group
9.95%       06/15/02 ............     60,000         61,865
Heritage Media Corp.
8.75%       02/15/06 ............    115,000        113,563
Household Finance Corp.
7.20%       07/15/06 ............    235,000        254,237
6.75%       05/15/11 ............  1,600,000      1,648,320
HSBC Capital Funding LP
9.547%      06/30/10 ............     70,000         81,865(b,i)
Hydro-Quebec
8.25%       04/15/26 ............    105,000        126,499
International Paper Co.
8.00%       07/08/03 ............    300,000        318,993
8.125%      07/08/05 ............    550,000        599,111
J.P. Morgan Chase & Co.
6.75%       02/01/11 ............    500,000        524,255
John Hancock Financial
   Services Inc.
6.50%       03/01/11 ............    670,000        683,874(b)
John Hancock Global Funding II
5.625%      06/27/06 ............    380,000        390,080(b)
Kellogg Co.
5.50%       04/01/03 ............    550,000        563,651
7.45%       04/01/31 ............    195,000        203,013
Kroger Co.
7.375%      03/01/05 ............    175,000        186,515
LCI International Inc.
7.25%       06/15/07 ............    210,000        217,747
Lehman Brothers Holdings Inc.
7.50%       08/01/26 ............    145,000        152,611
Marconi Corp. PLC
8.375%      09/15/30 ............    500,000        165,000
MidAmerican Energy Co.
7.375%      08/01/02 ............    290,000        300,032
Midwest Generation LLC
8.56%       01/02/16 ............    450,000        439,457

------------
See Notes to Schedules of Investments and Notes to Financial statements.

                                                                     INCOME FUND
                                      SCHEDULE OF INVESTMENTS September 30, 2001
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                                   PRINCIPAL
                                      AMOUNT          VALUE
--------------------------------------------------------------------------------
Mirant Americas Generation Inc.
8.30%       05/01/11 ............. $ 405,000 $      428,049(b)
Monumental Global Funding
6.05%       01/19/06 .............   400,000        414,700(b)
Morgan Stanley Dean Witter & Co.
7.125%      01/15/03 .............   500,000        522,120
6.75%       04/15/11 .............   530,000        545,868
Nabisco Inc.
6.125%      02/01/03 .............    95,000         97,540
National Rural Utilities Cooperative
6.00%       05/15/06 .............   340,000        355,266
NB Capital Trust IV
8.25%       04/15/27 .............   250,000        260,518
News America Holdings Inc.
7.625%      11/30/28 .............   110,000        105,975
Noram Energy Corp.
6.375%      11/01/03 .............    80,000         83,626(i)
Osprey Trust/Osprey I
7.797%      01/15/03 .............   605,000        626,464(b)
Pemex Finance Ltd.
9.03%       02/15/11 .............   435,000        469,904
Pepsi Bottling Holdings Inc.
5.375%      02/17/04 .............   200,000        207,962(b)
Petroleos Mexicanos
9.50%       09/15/27 .............   445,000        476,150
Phillips Petroleum Co.
9.375%      02/15/11 .............   200,000        243,202
PP&L Capital Funding Inc.
7.75%       04/15/05 .............   220,000        233,226
Procter & Gamble Co.
9.36%       01/01/21 .............   165,000        213,258
Progress Energy Inc.
6.55%       03/01/04 .............   225,000        236,146
7.75%       03/01/31 .............   230,000        246,333
Qwest Corp.
7.625%      06/09/03 .............   500,000        523,985
5.625%      11/15/08 .............   125,000        116,464
Raytheon Co.
7.90%       03/01/03 .............   705,000        734,791
6.75%       08/15/07 .............   100,000        103,091
Royal & Sun Alliance Insurance
   Group PLC
8.95%       10/15/29 .............   170,000        168,842
Royal Bank of Scotland Group PLC
8.817%      03/31/49 .............   710,000        787,002
9.118%      03/31/49 .............   270,000        313,152
7.648%      08/31/49 .............    85,000         85,425
Safeway Inc.
6.15%       03/01/06 .............   370,000        386,791
SBC Communications Inc.
6.25%       03/15/11 ............. 1,010,000      1,033,089
SunAmerica Inc.
5.60%       07/31/97 .............   270,000        208,157
Systems 2001 Asset Trust
7.156%      12/15/11 .............   353,931        363,816(b)
Tele-Communications Inc.
9.80%       02/01/12 .............    80,000         98,734
The Walt Disney Co.
5.62%       12/01/08 .............   265,000        259,485
TRW Inc.
6.625%      06/01/04 .............   165,000        169,369
Turner Broadcasting Systems Inc.
8.375%      07/01/13 .............   155,000        175,448


--------------------------------------------------------------------------------
                                   PRINCIPAL
                                      AMOUNT          VALUE
--------------------------------------------------------------------------------
Tyco International Group S.A.
4.95%       08/01/03 ............  $ 400,000   $    406,066
6.375%      02/15/06 ............    385,000        401,813
6.75%       02/15/11 ............    425,000        440,461
UBS PFD Funding Trust I
8.622%      10/01/10 ............    160,000        181,021(i)
Union Carbide Corp.
6.79%       06/01/25 ............    370,000        391,863
Union Pacific Corp.
5.84%       05/25/04 ............    265,000        269,533
United Air Lines Inc.
7.73%       07/01/10 ............  1,980,000      1,918,739
9.56%       10/19/18 ............    150,000        143,250
US Airways Pass-Through Trust
8.36%       01/20/19 ............    300,430        285,409
USA Networks Inc.
6.75%       11/15/05 ............    480,000        502,661
Viacom Inc.
7.75%       06/01/05 ............    382,000        415,501
Vodafone Group PLC
7.625%      02/15/05 ............    565,000        610,783
WCG Note Trust
8.25%       03/15/04 ............    550,000        564,894(b)
Williams Cos. Inc.
6.125%      12/01/03 ............    155,000        160,366
WorldCom Inc.
6.40%       08/15/05 ............    105,000        106,659
7.375%      01/15/06 ............    500,000        525,870(b)
7.50%       05/15/11 ............    165,000        166,327
8.25%       05/15/31 ............    240,000        235,668
Yale University
7.375%      04/15/96 ............    321,000        350,137
Yorkshire Power Pass-Through
   Asset Trust
8.25%       02/15/05 ............    140,000        157,480(b)

TOTAL CORPORATE NOTES
   (COST $60,964,007) ...........                62,618,381


NON-AGENCY COLLATERALIZED MORTGAGE OBLIGATIONS -- 5.2%

Bear Stearns Commercial
   Mortgage Securities
6.20%       02/14/31 ............     37,000         37,716
6.48%       02/15/35 ............     66,000         69,434
Chase Commercial Mortgage
   Securities Corp.
6.025%      08/18/07 ............    523,561        544,250
6.39%       11/18/08 ............     25,000         26,271
6.484%      02/14/11 ............    132,000        136,207(b)
Commercial Mortgage
   Acceptance Corp.
6.03%       03/15/08 ............    440,000        458,414
6.04%       08/15/08 ............    135,000        140,216
6.457%      01/16/11 ............    439,000        455,771(b)
DLJ Commercial Mortgage Corp.
1.05%       11/12/31 ............  1,411,985         63,124(g)
6.24%       11/12/31 ............    675,000        705,230
First Union National Bank of
   America Commercial
   Mortgage Trust
6.136%      12/15/10 ............    354,000        361,592
6.315%      12/15/10 ............     68,000         69,291


----------
See Notes to Schedules of Investments and Notes to Financial statements.

                                                                     INCOME FUND
                                      SCHEDULE OF INVESTMENTS September 30, 2001
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                                   PRINCIPAL
                                      AMOUNT          VALUE
--------------------------------------------------------------------------------
GMAC Commercial Mortgage
   Security Inc.
6.42%       08/15/08 ...........  $1,862,000   $  1,957,891
GS Mortgage Securities Corp.
   (Class A)
6.624%      05/03/18 ...........     337,000        350,006(b)
6.86%       07/13/30 ...........     250,000        262,439
GS Mortgage Securities Corp. II
5.946%      08/05/18 ...........     149,350        153,341(b)
Holmes Financing PLC
3.91%       10/15/01 ...........   2,000,000      1,990,800(i)
LB-UBS Commercial Mortgage Trust
6.155%      07/14/16 ...........     198,174        204,429(b)
6.53%       07/14/16 ...........     100,000        103,188(b)
6.647%      07/14/16 ...........      71,000         73,707(b)
6.365%      12/15/28 ...........     381,000        396,121
6.512%      06/15/36 ...........      76,000         78,802
6.653%      06/15/36 ...........      76,000         78,565
Lehman Large Loan (Class A2)
6.84%       09/12/06 ...........     226,000        240,105
Morgan Stanley Capital I
6.86%       05/15/06 ...........     145,837        153,392(b)
6.34%       11/15/07 ...........      87,541         92,213
7.11%       07/15/09 ...........     114,000        124,002
Morgan Stanley Dean
   Witter Capital I
6.01%       11/15/10 ...........     151,035        156,919
6.54%       10/15/11 ...........     481,000        509,758
6.55%       03/15/12 ...........      61,000         63,884
1.611%      08/15/18 ...........   1,972,329        135,380(b,g)
Nationslink Funding Corp.
6.001%      08/25/30 ...........     117,305        121,878
Residential Asset Securitization Trust
1.0659%     08/25/30 ...........   1,514,484         22,869(g)
Salomon Brothers Mortgage
   Securities Inc. VII
7.00%       07/25/24 ...........     714,224        679,998
TIAA Retail Commercial Mortgage
5.77%       06/19/16 ...........     139,069        144,024(b)
6.56%       06/19/26 ...........     142,000        150,457(b)

TOTAL NON-AGENCY COLLATERALIZED
   MORTGAGE OBLIGATIONS
   (COST $10,829,367) ..........                 11,311,684


SOVEREIGN BONDS -- 0.9%

Ontario Province of Canada
7.375%      01/27/03 ...........   1,460,000      1,546,490
Quebec Province of Canada
7.50%       09/15/29 ...........     285,000        319,402

TOTAL SOVEREIGN BONDS
   (COST $1,741,106) ...........                  1,865,892


TOTAL BONDS AND NOTES
   (COST $232,198,054) .........                238,057,474

--------------------------------------------------------------------------------
                                      NUMBER
                                   OF SHARES          VALUE
--------------------------------------------------------------------------------
PREFERRED STOCK -- 0.3%
--------------------------------------------------------------------------------

DOMESTIC PREFERRED -- 0.3%

Centaur Funding Corp.
   (Series B), 9.08%

   (COST $685,445) ...................   645 $      697,435(b)


TOTAL INVESTMENTS IN SECURITIES
   (COST $232,883,499) ...............          238,754,909



                                   PRINCIPAL
                                      AMOUNT         VALUE
--------------------------------------------------------------------------------
SHORT-TERM INVESTMENTS -- 17.5%
--------------------------------------------------------------------------------

COMMERCIAL PAPER -- 2.2%

Commerzbank AG
3.73%       12/17/01 ...........  $4,821,000      4,821,000


FEDERAL AGENCIES -- 7.4%

Federal Home Loan Mortgage Corp.
2.38%       10/02/01 ...........  10,700,000     10,699,192(d)


Federal Home Loan Mortgage
   Discount Notes
2.36%       10/01/01 ...........   5,310,000      5,310,000(d)


YANKEE CERTIFICATE OF DEPOSIT -- 7.9%

Bayerische Hypotheken Bank
3.72%       12/10/01 ...........   6,539,000      6,539,000

Dresdner Bank AG
2.95%       10/01/01 ...........  10,700,000     10,700,000(l)


TOTAL SHORT-TERM INVESTMENTS
   (COST $38,069,192) ..........                 38,069,192

LIABILITIES IN EXCESS OF OTHER ASSETS,
   NET (27.6)% .................                (59,954,406)
                                               ------------

NET ASSETS-- 100% ..............               $216,869,695
                                               ============


-------------
See Notes to Schedules of Investments and Notes to Financial statements.

                                                       STRATEGIC INVESTMENT FUND
--------------------------------------------------------------------------------

Q&A

Q. HOW DID THE STRATEGIC INVESTMENT FUND PERFORM COMPARED TO ITS BENCHMARK AND LIPPER PEER GROUP FOR THE ONE-YEAR PERIOD ENDED SEPTEMBER 30, 2001?

A. The Strategic Investment Fund declined 8.43% for the one-year period ended September 30, 2001. During the same period, the Fund's broad-based benchmarks, the Standard & Poor's 500 Composite Price Index, declined 26.66%, and the Lehman Brothers Aggregate Bond Index increased 12.95%. The Fund easily outpaced its Lipper peer group of 457 Balanced funds, which lost an average of 11.71%.

Q.  WHAT WERE THE PRIMARY DRIVERS OF FUND PERFORMANCE?

A. The U.S. equity portion of the Fund outperformed the S&P 500 Index, primarily due to strong stock selection in the technology and consumer stable sectors. Within the technology area, computer service stocks such as First Data, Equifax, and Pitney Bowes held up better than most other names in the group. Financial stocks including Fidelity National Financial and Fannie Mae (FNMA) also outperformed many of their peers during the period. In the consumer stable sector, the defensive characteristics of healthcare services and drug companies were reflected in the strong contributions from Cardinal Health, Johnson & Johnson, Abbott Labs and Merck. In contrast, consumer cyclical holdings were a drag on our performance, as the economy edged toward a recession. As the advertising market continued to slow, media related names including NTL, Liberty Media, Gemstar-TV Guide, and Interpublic weakened further. We believe the growth prospects for our holdings in this sector are above average and that the economic slowdown is already factored into these stocks. We remain constructive on this sector looking forward.

    Although the Fund's equity portfolio outperformed the benchmark over the last twelve months, it was a difficult environment for equities in light of the terrorist attacks in September. While investors were looking for a recovery in early 2002 before the attacks, investors now fear a prolonged slowdown due to the events. We will maintain our focus on fundamental research and bottom-up stock selection. We are committed to finding those companies with exceptional managements, and high quality earnings. We believe the aggregate portfolio remains well positioned for good relative performance in this environment.

    The fixed income portion of the Fund provided solid returns, although it slightly underperformed the Lehman Brothers Aggregate Bond Index. The fixed income markets, during the twelve months ended September 30, 2001, were characterized by a sharp slowing in economic growth and aggressive interest rate cuts from the Federal Reserve, ending with the terrorist attacks on the World Trade Center and Pentagon on September 11, 2001. Real domestic GDP, which grew over 5% in the year ago period, slowed to a sub-1% growth rate during this period, with a strong probability of turning negative in the last three months. In its fight against further economic weakness, the Federal Reserve lowered the federal funds rate from 6.5% to 3.0%, beginning January 3rd and continuing through September. As the economic outlook during the period grew dimmer, bond investors pushed interest rates lower, particularly at the short end of the yield curve, ahead of central bank easing. Yields on two-year Treasury bills declined 3.22% over the year, yielding just 2.76% on September 30. Ten-year Treasury note yields dropped from 5.80% a year ago to 4.55%, while yields on 30-year Treasury bonds declined just 0.45%, to 5.43%. As bond yields moved lower during the period, all sectors of the fixed income market performed well. U.S. government securities returned 13.26%. Corporate securities, benefiting from a steeper yield curve and tighter yield spreads, posted a twelve-month return of 13.10%. Mortgage-backed securities delivered a one-year return of 12.24%, underperforming Treasuries as volatility and prepayments increased.

    Our allocation in international equities sets the Fund apart from many other balanced funds, which typically focus only on U.S. financial markets. International markets were looking weak early in the year, but that weakness has only accelerated since then. The slowdown in the U.S. economy has been contagious: Japan is back in recession and European growth has slowed substantially, although it is still in positive territory. Several rate cuts from the majority of the world's central banks have yet to stem the tide, and it is clear that the terrorist attack on the U.S. in September has delayed the eventual recovery. The strong position of the Dollar has eroded somewhat, particularly in the third quarter, with the Euro, Yen, and Pound all making notable gains against the U.S. currency. The rebound in the Yen is likely to be temporary. The outlook is unclear given the uncertainties surrounding the war on terrorism. However, the fundamental attractions of Europe, and the downward spiral of Japan, seem unlikely to change substantially over the next few months.

Q. WHAT ARE THE CURRENT WEIGHTINGS OF THE VARIOUS ASSET CLASSES AND HOW HAVE THEY CHANGED OVER THE PAST SIX MONTHS?

A. Currently, the Fund's asset allocation mix is 45% of the net assets in U.S. equities, 16% in international equities and 39% in fixed income securities. We continue to model the portfolio allocation consistent with the policy governing the GE Pension Plan. Our Asset Allocation Committee meets regularly to discuss any changes to the policy. The target weightings have not changed during the period and the current weightings are in line with the Committee's investment policy.

                                                       STRATEGIC INVESTMENT FUND
--------------------------------------------------------------------------------
CHANGE IN VALUE
OF A $10,000 INVESTMENT
--------------------------------------------------------------------------------

[LINE CHART OMITTED -- PLOT POINTS AS FOLLOWS:]


    STRATEGIC INVESTMENT FUND       S&P 500       LB AGGREGATE        COMPOSITE
10/29/99     10,000.00             10,000.00        10,000.00         10,000.00
12/99        10,651.90             10,803.96         9,951.01         10,459.66
3/00         11,013.66             11,068.85        10,170.68         10,718.61
6/00         11,013.66             10,754.92        10,346.95         10,609.45
9/00         11,023.71             10,647.00        10,659.23         10,679.83
12/00        11,197.13              9,813.51        11,108.39         10,351.82
3/01         10,602.69              8,650.11        11,444.62          9,731.13
6/01         10,797.23              9,155.85        11,509.21         10,099.82
9/01         10,094.71              7,808.76        12,039.96          9,365.21


INVESTMENT PROFILE

A mutual fund designed for investors who seek to maximize total return by investing primarily in a combination of equity securities and investment grade debt securities.


REGIONAL ALLOCATION
AS OF SEPTEMBER 30, 2001
as a % of Market Value
--------------------------------------------------------------------------------
Market Value of $6,249 (in thousands)

[PIE CHART OMITTED -- PLOT POINTS AS FOLLOWS:]

Domestic Equity 44.2%
Bonds and Notes 40.3%
Foreign Equity 15.5%


AVERAGE ANNUAL TOTAL RETURN
FOR THE PERIODS ENDED SEPTEMBER 30, 2001
--------------------------------------------------------------------------------
                             ONE       SINCE
                            YEAR     INCEPTION   COMMENCEMENT
--------------------------------------------------------------------------------
Strategic Investment Fund  -8.43%      0.49%        10/29/99
--------------------------------------------------------------------------------
S&P 500                   -26.66%    -12.07%
--------------------------------------------------------------------------------
LB Aggregate               12.95%     10.13%
--------------------------------------------------------------------------------
Composite*                -12.31%     -3.35%
--------------------------------------------------------------------------------

TOP TEN LARGEST HOLDINGS
AS OF SEPTEMBER 30, 2001
as a % of Market Value
--------------------------------------------------------------------------------
   U.S. Treasury Notes  5.875%, 11/15/04              25.22%
--------------------------------------------------------------------------------
   U.S. Treasury Notes  6.00%, 8/15/09                15.13%
--------------------------------------------------------------------------------
   Citigroup Inc.                                      2.77%
--------------------------------------------------------------------------------
   First Data Corp.                                    2.58%
--------------------------------------------------------------------------------
   Cardinal Health Inc.                                1.98%
--------------------------------------------------------------------------------
   Fannie Mae                                          1.81%
--------------------------------------------------------------------------------
   Liberty Media Corp. (Class A)                       1.64%
--------------------------------------------------------------------------------
   Johnson & Johnson                                   1.38%
--------------------------------------------------------------------------------
   Merck & Co. Inc.                                    1.35%
--------------------------------------------------------------------------------
   Pfizer Inc.                                         1.27%
--------------------------------------------------------------------------------

* THE COMPOSITE INDEX RETURN IS A BLENDED RETURN COMPOSED OF 60% S&P 500 INDEX AND 40% LB AGGREGATE BOND INDEX.
  SEE NOTES TO PERFORMANCE.
  PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS.

                                                       STRATEGIC INVESTMENT FUND
                                      SCHEDULE OF INVESTMENTS September 30, 2001
--------------------------------------------------------------------------------
                            STRATEGIC INVESTMENT FUND
--------------------------------------------------------------------------------
                                      NUMBER
                                   OF SHARES          VALUE
--------------------------------------------------------------------------------
DOMESTIC EQUITY -- 45.3%
--------------------------------------------------------------------------------

CAPITAL GOODS -- 3.7%

Dover Corp. ........................   2,349      $  70,728
Emerson Electric Co. ...............     274         12,895
Minnesota Mining &
   Manufacturing Co. ...............     159         15,646
Molex Inc. (Class A) ...............   2,700         65,610
United Technologies Corp. ..........     244         11,346
Waste Management Inc. ..............   1,784         47,704
                                                    223,929

CONSUMER - CYCLICAL -- 6.7%

Adelphia Communications
   Corp. (Class A) .................     166          3,685(a)
Carnival Corp. .....................   1,832         40,341
Catalina Marketing Corp. ...........   2,086         58,408(a)
Charter Communications Inc.
   (Class A) .......................     157          1,944(a)
Comcast Corp. (Class A) ............   2,047         73,426(a)
CVS Corp. ..........................     468         15,538
Gemstar-TV Guide
   International Inc. ..............     214          4,218(a)
Home Depot Inc. ....................   1,316         50,495
Liberty Media Corp. (Class A) ......   8,052        102,260(a)
NTL Inc. ...........................   3,021          9,365(a)
The Interpublic Group
   of Cos. Inc. ....................   1,296         26,438
The Walt Disney Co. ................     750         13,965
UnitedGlobalCom Inc.
   (Class A) .......................     117            271(a)
Viacom Inc. (Class B) ..............     272          9,384(a)
                                                    409,738


CONSUMER - STABLE -- 13.5%

Abbott Laboratories ................   1,384         71,760
American Home Products Corp. .......     692         40,309
Apogent Technologies Inc. ..........   1,579         37,738(a)
Bristol-Myers Squibb Co. ...........   1,023         56,838
Cardinal Health Inc. ...............   1,675        123,866
Colgate-Palmolive Co. ..............     250         14,563
DENTSPLY International Inc. ........     546         25,083
Energizer Holdings Inc. ............     292          4,853(a)
IMS Health Inc. ....................     546         13,677
Johnson & Johnson ..................   1,559         86,369
Lincare Holdings Inc. ..............   2,281         60,606(a)
Medtronic Inc. .....................     168          7,308
Merck & Co. Inc. ...................   1,267         84,382
PepsiCo Inc. .......................     945         45,833
Pfizer Inc. ........................   1,978         79,318
Philip Morris Cos. Inc. ............     784         37,859
Sybron Dental Specialties Inc. .....     458          8,519(a)
The Gillette Co. ...................     877         26,135
                                                    825,016

--------------------------------------------------------------------------------
                                      NUMBER
                                   OF SHARES          VALUE
--------------------------------------------------------------------------------


ENERGY -- 2.7%

Anadarko Petroleum Corp. ...........     702     $   33,752
Baker Hughes Inc. ..................   1,131         32,742
ExxonMobil Corp. ...................     955         37,627
Nabors Industries Inc. .............     750         15,728(a)
Schlumberger Ltd. ..................     926         42,318
                                                    162,167


FINANCIAL -- 9.8%

AFLAC INC. .........................     468         12,636
American Express Co. ...............     876         25,457
American International
   Group Inc. ......................     938         73,164
Bank One Corp. .....................     760         23,917
Berkshire Hathaway Inc.
   (Class B) .......................      18         41,940(a)
Citigroup Inc. .....................   4,268        172,854
Fannie Mae .........................   1,416        113,365
Fidelity National Financial Inc. ...     731         19,657
Loews Corp. ........................     584         27,028
Marsh & McLennan Cos. Inc. .........     522         50,477
State Street Corp. .................     819         37,264(e)
                                                    597,759


TECHNOLOGY -- 8.7%

Applied Materials Inc. .............     671         19,083(a)
Automatic Data Processing Inc. .....   1,335         62,798
Certegy Inc. .......................   1,413         36,682(a)
Cisco Systems Inc. .................   1,462         17,807(a)
Dell Computer Corp. ................   1,101         20,402(a)
EMC Corp. ..........................     867         10,187(a)
Equifax Inc. .......................   2,710         59,349
First Data Corp. ...................   2,768        161,264
Intel Corp. ........................   1,988         40,635
Intuit Inc. ........................     768         27,494(a)
Microsoft Corp. ....................   1,218         62,325(a)
Sabre Holdings Corp. ...............      78          2,086(a)
Texas Instruments Inc. .............     351          8,768
                                                    528,880


UTILITIES -- 0.2%

Nextel Communications Inc.
   (Class A) .......................      36            311(a)
Sprint Corp. (PCS Group) ...........     117          3,076(a)
WorldCom Inc. - WorldCom
   Group ...........................     555          8,347(a)
                                                     11,734


TOTAL DOMESTIC EQUITY
   (COST $3,018,030) ...............              2,759,223


-------------
See Notes to Schedules of Investments and Notes to Financial statements.

                                                       STRATEGIC INVESTMENT FUND
                                      SCHEDULE OF INVESTMENTS September 30, 2001
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                                      NUMBER
                                   OF SHARES          VALUE
--------------------------------------------------------------------------------
FOREIGN EQUITY -- 15.9%
--------------------------------------------------------------------------------


CONSUMER - DISCRETIONARY -- 1.3%

Lagardere S.C.A. ...................     670  $      21,097
Sony Corp. .........................     600         22,095
Vivendi Universal S.A. .............     785         36,327
                                                     79,519


CONSUMER STAPLES -- 1.6%

Carrefour S.A. .....................     819         39,428
Kao Corp. ..........................   1,000         24,621
Koninklijke Ahold N.V. .............   1,252         34,751
                                                     98,800


ENERGY -- 1.3%

Petro-Canada .......................   1,191         29,390
TotalFinaElf (Class B) .............     347         46,579
                                                     75,969


FINANCIAL -- 5.3%

Axa ................................   1,151         22,699
Banca Intesa S.p.A. ................   7,750         19,149
Bank of Ireland ....................   2,543         20,134
BNP Paribas S.A. ...................     329         26,887
CGNU PLC ...........................   3,537         43,653
Deutsche Bank AG ...................     351         19,230
ING Groep N.V. .....................   1,715         45,932
Muenchener Rueckversicherungs-
   Gesellschaft AG (Regd.) .........     124         31,879
Prudential PLC .....................   1,825         18,781
Riunione Adriatica di Sicurta S.p.A
   (RAS) ...........................   2,118         25,443
Royal & Sun Alliance Insurance
   Group PLC .......................   4,954         24,799
Sampo Insurance Co. Ltd.
   (Series A) ......................   3,292         25,135
                                                    323,721


HEALTHCARE -- 0.5%

Aventis S.A. (Class A) .............     397         30,095

INDUSTRIALS -- 1.7%

Alstom .............................   1,150         17,561
BAE Systems PLC ....................  11,822         57,528
Brambles Industries Ltd. ...........   5,772         29,293
                                                    104,382


INFORMATION TECHNOLOGY -- 0.8%

Toshiba Corp. ......................   6,000         22,951
United Microelectronics
   Corp. ADR .......................   5,100         27,132(a)
                                                     50,083



--------------------------------------------------------------------------------
                                      NUMBER
                                   OF SHARES          VALUE
--------------------------------------------------------------------------------


MATERIALS -- 0.8%

BHP Billiton PLC ...................   5,434   $     22,349
CRH PLC ............................   1,706         25,306
                                                     47,655


TELECOMMUNICATION SERVICES -- 2.3%

Telefonica S.A. ....................   2,723         30,084(a)
Vodafone Group PLC .................  19,620         43,266
Vodafone Group PLC ADR .............   2,982         65,485
                                                    138,835


UTILITIES -- 0.3%

Suez S.A. ..........................     566         18,801

TOTAL FOREIGN EQUITY
   (COST $1,255,714) ...............                967,860


                                   PRINCIPAL
                                      AMOUNT         VALUE

--------------------------------------------------------------------------------
BONDS AND NOTES -- 41.3%
--------------------------------------------------------------------------------

U.S. TREASURIES -- 41.3%

U.S. Treasury Notes
5.875%      11/15/04 ............  $1,470,000     1,575,884
6.00%       08/15/09 ............     860,000       945,329
                                                  2,521,213


TOTAL BONDS AND NOTES
   (COST $2,306,868) ............                 2,521,213


TOTAL INVESTMENTS IN SECURITIES
   (COST $6,580,612) ............                 6,248,296


                                      NUMBER
                                   OF SHARES         VALUE
--------------------------------------------------------------------------------
SHORT-TERM INVESTMENTS -- 0.0%
--------------------------------------------------------------------------------

GEI Short-Term Investment Fund
   (COST $1,000)                       1,000          1,000

LIABILITIES IN EXCESS OF OTHER ASSETS,
   NET (2.5)%                                      (151,822)
                                                 ----------

NET ASSETS-- 100%                                $6,097,474
                                                 ==========


-----------
See Notes to Schedules of Investments and Notes to Financial statements.

                                                               MONEY MARKET FUND
--------------------------------------------------------------------------------
CHANGE IN VALUE OF A $10,000 INVESTMENT
INVESTMENT CLASS SHARES
--------------------------------------------------------------------------------

[LINE CHART OMITTED -- PLOT POINTS AS FOLLOWS:]

          MONEY MARKET FUND     90 DAY T-BILL
12/2/97       10,000.00           10,000.00
3/98          10,178.79           10,170.98
9/98          10,453.23           10,423.88
3/99          10,709.49           10,653.11
9/99          10,967.85           10,900.06
3/00          11,273.22           11,193.12
9/00          11,627.85           11,526.47
3/01          11,981.78           11,854.99
9/01          12,222.13           12,058.55

--------------------------------------------------------------------------------
AVERAGE ANNUAL TOTAL RETURN
FOR THE PERIODS ENDED SEPTEMBER 30, 2001
--------------------------------------------------------------------------------
INVESTMENT CLASS SHARES
--------------------------------------------------------------------------------
                        ONE         SINCE
                       YEAR      INCEPTION*       COMMENCEMENT
--------------------------------------------------------------------------------
Money Market Fund      5.11%        5.38%            12/02/97
--------------------------------------------------------------------------------
90 Day T-Bill          4.51%        4.98%
--------------------------------------------------------------------------------


INVESTMENT PROFILE

A mutual fund designed for investors who seek a high level of current income consistent with the preservation of capital and maintenance of liquidity by investing primarily in short-term, U.S. dollar denominated money market instruments.


SECTOR ALLOCATION
AS OF SEPTEMBER 30, 2001
as a % of Market Value
--------------------------------------------------------------------------------
Market Value of $47,634 (in thousands)

[PIE CHART OMITTED -- PLOT POINTS AS FOLLOWS:]

Commerical Paper 45.5%
Certificates of Deposits & Other 26.4%
U.S. Governments 25.6%
Time Deposits 2.5%


SERVICE CLASS SHARES
--------------------------------------------------------------------------------

[LINE CHART OMITTED -- PLOT POINTS AS FOLLOWS:]

         MONEY MARKET FUND SERVICE CLASS    90 DAY T-BILL
1/3/01             10,000.00                   10,000.00
1/01               10,047.14                   10,043.05
2/01               10,089.16                   10,084.05
3/01               10,131.45                   10,121.43
4/01               10,168.78                   10,154.32
5/01               10,204.17                   10,184.78
6/01               10,236.66                   10,214.32
7/01               10,267.36                   10,243.94
8/01               10,296.05                   10,272.62
9/01               10,321.77                   10,295.22


--------------------------------------------------------------------------------
AVERAGE ANNUAL TOTAL RETURN
FOR THE PERIOD ENDED SEPTEMBER 30, 2001
--------------------------------------------------------------------------------
SERVICE CLASS SHARES
--------------------------------------------------------------------------------
                            SINCE
                         INCEPTION*       COMMENCEMENT
--------------------------------------------------------------------------------
Money Market Fund          3.22%             1/03/01
--------------------------------------------------------------------------------
90 Day T-Bill              2.95%
--------------------------------------------------------------------------------



FUND YIELD
AT SEPTEMBER 30, 2001
--------------------------------------------------------------------------------
                 INVESTMENT CLASS  SERVICE CLASS IBC MONEY FUND
--------------------------------------------------------------------------------
7-DAY CURRENT         3.11%+          2.86%+         2.55%
--------------------------------------------------------------------------------
7-DAY EFFECTIVE       3.16%           2.91%          2.59%
--------------------------------------------------------------------------------

CURRENT YIELD REPRESENTS INCOME EARNED ON AN INVESTMENT IN THE MONEY MARKET FUND FOR A SEVEN DAY PERIOD AND THEN ANNUALIZED.

EFFECTIVE YIELD IS CALCULATED SIMILARLY BUT IS SLIGHTLY HIGHER BECAUSE IT REFLECTS THE COMPOUNDING EFFECT OF EARNINGS ON REINVESTED DIVIDENDS.


AN INVESTMENT IN THE MONEY MARKET FUND IS NOT INSURED OR GUARANTEED BY THE FEDERAL DEPOSIT INSURANCE CORPORATION OR ANY OTHER GOVERNMENT AGENCY. ALTHOUGH THE FUND SEEKS TO PRESERVE THE VALUE OF YOUR INVESTMENT AT $1.00 PER SHARE, IT IS POSSIBLE TO LOSE MONEY BY INVESTING IN THE FUND.



+ THE SEVEN DAY CURRENT YIELD, RATHER THAN THE TOTAL RETURN, MORE CLOSELY
  REFLECTS THE CURRENT EARNINGS OF THE MONEY MARKET FUND AT SEPTEMBER 30, 2001.
* INDEX RETURNS ARE NOT AVAILABLE FROM THE FUND'S INCEPTION DATE AND THEREFORE ARE CALCULATED FROM THE MONTH END NEAREST THE FUND'S INCEPTION DATE.
  SEE NOTES TO PERFORMANCE.
  PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS.

                                                               MONEY MARKET FUND
--------------------------------------------------------------------------------


Q. HOW DID THE MONEY MARKET FUND PERFORM COMPARED TO ITS BENCHMARK AND LIPPER PEER GROUP DURING THE ONE-YEAR PERIOD ENDED SEPTEMBER 30, 2001?

A. The Money Market Fund returned 5.11% for the Investment Class Shares for the one-year period ended September 30, 2001. The Fund delivered a higher-yield than its broad-based benchmark, the 90-day U.S. Treasury Bill, which returned 4.51% and our Lipper peer group of 347 Money Market funds, which gained an average of 4.50%. The Fund returned 3.22% for the Service Class Shares for the period January 3, 2001 (commencement of operations) through September 30, 2001, while the 90-Day Treasury Bill returned 2.95% for the same period.

Q.  WHAT WERE THE KEY DRIVERS OF FUND PERFORMANCE?

A: Maintaining a longer average maturity throughout the period benefited relative returns, as the Federal Reserve provided liquidity to a weakening economy by lowering short- term interest rates.





                                      SCHEDULE OF INVESTMENTS September 30, 2001
--------------------------------------------------------------------------------
                                MONEY MARKET FUND
--------------------------------------------------------------------------------
                                   PRINCIPAL      AMORTIZED
                                      AMOUNT           COST
--------------------------------------------------------------------------------
SHORT-TERM INVESTMENTS -- 99.8%
--------------------------------------------------------------------------------

U.S. GOVERNMENTS -- 25.6%

U.S. AGENCIES (D)
Federal Farm Credit Bank
3.83%       12/03/01 ............ $1,000,000     $1,000,199
4.46%       12/18/01 ............    500,000        495,288
4.46%       02/04/02 ............  1,100,000      1,083,329
                                                  2,578,816

Federal Home Loan Bank
3.85%       10/31/01 ............    290,000        289,084
3.42%       11/09/01 ............    420,000        418,457
                                                    707,541

Federal Home Loan Mortgage Corp.
3.58%       12/14/01 ............  2,280,000      2,263,955
4.46%       12/28/01 ............    500,000        494,683
3.70%       04/19/02 ............    300,000        293,975
                                                  3,052,613

Federal National Mortgage Assoc.
4.90%       10/12/01 ............    210,000        209,719
3.35%       11/01/01 ............  1,390,000      1,385,811
2.26%       12/20/01 ............    800,000        796,000
2.38%       03/14/02 ............  1,000,000        989,294
3.83%       04/05/02 ............  1,600,000      1,569,083
3.32%       05/03/02 ............    940,000        921,443
                                                  5,871,350

TOTAL U.S. GOVERNMENTS
   (COST $12,210,320) ...........                12,210,320


COMMERCIAL PAPER -- 45.4%
Morgan Stanley Dean Witter
3.15%       10/02/01 ............  1,550,000      1,549,864
Abbey National PLC
3.558%      10/26/01 ............  1,830,000      1,825,478
ABN AMRO
3.21%       12/19/01 ............  1,850,000      1,850,000
Banc One Corp.
3.37%       11/20/01 ............  1,690,000      1,682,090
Bank of America
3.58%       10/18/01 ............  1,850,000      1,846,873
Citicorp
2.55%       10/30/01 ............  1,900,000      1,896,097


--------------------------------------------------------------------------------
                                   PRINCIPAL      AMORTIZED
                                      AMOUNT           COST
--------------------------------------------------------------------------------
Dexia Bank
2.57%       12/18/01 ............ $1,850,000     $1,850,000
Goldman Sachs Group LP
2.95%       10/23/01 ............  1,850,000      1,846,665
Halifax Group PLC
3.195%      12/10/01 ............  1,800,000      1,788,818
J.P. Morgan & Chase Co.
3.39%       11/19/01 ............  1,840,000      1,831,510
UBS Finance Inc.
3.53%       10/25/01 ............  1,850,000      1,845,646
Wells Fargo Bank N.A.
3.40%       12/05/01 ............  1,860,000      1,860,000

TOTAL COMMERCIAL PAPER
   (COST $21,673,041) ...........                21,673,041


YANKEE CERTIFICATES OF DEPOSIT -- 26.3%

Bank of Nova Scotia
2.50%       11/30/01 ............  1,900,000      1,900,000
Barclays US Funding Corp.
2.52%       10/22/01 ............  1,850,000      1,847,280
Bayerische Vereinsbank AG
3.51%       10/09/01 ............  1,850,000      1,848,557
Canadian Imperial Holdings Inc.
2.495%      10/22/01 ............  1,750,000      1,747,453
Deutsche Bank AG
3.438%      10/01/01 ............  1,490,000      1,490,000
Dresdner Bank AG
3.35%       11/30/01 ............  1,850,000      1,850,000
Societe Generale North America Inc.
3.67%       10/01/01 ............  1,870,000      1,870,000

TOTAL YANKEE CERTIFICATES OF DEPOSIT
   (COST $12,553,290) ...........                12,553,290


TIME DEPOSIT -- 2.5%

Rabobank Nederland
3.375%      10/01/01 ............  1,000,000      1,000,000
State Street Cayman Islands
3.25%       10/01/01 ............    197,698        197,698

TOTAL TIME DEPOSIT
   (COST $1,197,698) ............                 1,197,698


TOTAL SHORT-TERM INVESTMENTS
   (COST $47,634,349) ...........                47,634,349

OTHER ASSETS AND LIABILITIES,
   NET 0.2%                                          80,101
                                                -----------

NET ASSETS-- 100%                               $47,714,450
                                                ===========


-------------
See Notes to Schedules of Investments and Notes to Financial statements.

                             NOTES TO PERFORMANCE September 30, 2001 (unaudited)
--------------------------------------------------------------------------------

Information on the preceding performance pages relating to the Fund's one year total return and top ten largest holdings is audited, all other information on the performance pages is unaudited.

Total returns take into account changes in share price and assume reinvestment of dividends and capital gains distributions, if any. Investment returns and net asset value on an investment will fluctuate and you may have a gain or loss when you sell your shares. Periods less than one year are not annualized.

Shares of the GE Institutional Funds are neither insured nor guaranteed by the U.S. Government, and their prices will fluctuate with market conditions.

The Standard & Poor's ("S&P") 500 Composite Price Index of stocks (S&P 500), the S&P/BARRA Composite Index of 500 value stocks (S&P 500/BARRA Value), the S&P 500/BARRA Growth Index (S&P 500/BARRA Growth), the S&P MidCap 400 Composite Price Index of stocks (S&P MidCap 400), the S&P MidCap 400/BARRA Value (S&P 400/BARRA Value), the Russell 2000 Index (Russell 2000), the Russell 1000 Value Index (Russell 1000 Value), the Morgan Stanley Capital International Europe, Australasia, Far East Index (MSCI EAFE), the Morgan Stanley Capital International Europe Index (MSCI Europe), the Morgan Stanley Capital International Emerging Markets Free Index (MSCI EMF) and the Lehman Brothers Aggregate Bond Index (LB Aggregate), are unmanaged indices and do not reflect the actual cost of investing in the instruments that comprise each index.

The S&P 500 is a capitalization-weighted index of 500 widely held stocks recognized by investors to be representative of the stock market in general. The S&P 500/BARRA Growth and Value indices are capitalization-weighted indices constructed by dividing the stocks in the S&P 500 Index according to a single attribute: book-to-price ratio. This splits the S&P 500 Index into two mutually exclusive groups designed to track two predominant investment styles in the U.S. equity market. The S&P 500 BARRA Value Index contains firms with higher book-to-price ratios; conversely, the S&P 500/BARRA Growth Index has firms with lower book-to-price ratios. The S&P MidCap 400 is a capitalization-weighted index of 400 U.S. stocks with a median market capitalization. The S&P 400 MidCap 400/BARRA Value (S&P 400/BARRA Value) is a capitalization-weighted index of all the stocks in the S&P MidCap 400 Composite Price Index of stocks that have low price-to-book ratios. The Russell 2000 measures the performance of the smallest companies in the Russell 3000 Index, which represents approximately 10% of the total market capitalization of the Russell 3000 Index. The Russell 1000 measures the performance of the 1,000 largest U.S. companies in the Russell 3000 Index, which represents approximately 92% of the total market capitalization of the Russell 3000 Index. The Russell 3000 Index measures the performance of the 3,000 largest U.S. companies based on total market capitalization, which represents approximately 98% of the investable U.S. equity market. MSCI EAFE is a composite of 913 foreign securities traded in 21 developed markets representing Europe, Australasia and the Far East. MSCI Europe is a composite of securities traded in 22 developed markets in Europe. MSCI EMF is a composite of securities available to non-domestic investors traded in 25 emerging markets. LB Aggregate is a composite index of short-, medium-, and long-term bond performance and is widely recognized as a barometer of the bond market in general.

The results shown for the foregoing indices assume the reinvestment of net dividends or interest.

The 90-Day T-Bill is the average return on three month U.S. Treasury Bills. The IBC Money Fund Report yields represent the average yields of 1,133 taxable money market funds.

A number of the broad market returns are not available from the Funds' commencements of investment operations through September 30, 2001 and therefore are calculated from the month end nearest to the Funds' commencements of operation date.

The peer universe of funds used in our peer ranking calculation is based on the blend of Lipper peer categories, as shown. This blend is the same as the category blend used by the Wall Street Journal (except for the GE Strategic Investment Fund for which we use the specific Lipper peer group and the GE Money Market Fund, which is not in the Wall Street Journal). The actual number of funds and numerical rankings in the Lipper and Wall Street Journal universes could differ since the Wall Street Journal excludes certain funds which do not meet their net asset or number of shareholder publication thresholds. A Fund's performance may be compared to or ranked within a universe of mutual funds with investment

                             NOTES TO PERFORMANCE September 30, 2001 (unaudited)
--------------------------------------------------------------------------------

objectives and policies similar but not necessarily identical to the Fund's. Such comparisons or rankings are made on the basis of several factors, including the Fund's objectives and policies, management style and strategy, and portfolio composition, and may change over time if any of those factors change. Lipper is an independent mutual fund rating service.

The views expressed in this document reflect our judgment as of the publication date and are subject to change at any time without notice. The securities cited may not represent current or future holdings and should not be considered as a recommendation to purchase or sell a particular security. They were cited solely for illustrative purposes. See the prospectus for complete descriptions of investment objectives, policies, risks and permissible investments.

Standard & Poor's, S&P, S&P 500 and S&P MidCap 400 are trademarks of The McGraw-Hill Companies, Inc. and have been licensed for use. The GE S&P 500 Index Fund is not sponsored, endorsed, sold or promoted by Standard & Poor's, and Standard & Poor's makes no representation or warranty, express or implied, to the investors of the Fund or any member of the public regarding the advisability of investing in the securities generally or in this Fund particularly or the ability of the GE S&P 500 Index Fund to track general stock market performance.

Morningstar ratings: GE Institutional U.S. Equity Fund and
GE Institutional Small-Cap Value Equity Fund were rated against: 4,633 U.S.-domiciled Domestic Equity funds over the three year period ended September 30, 2001. GE Institutional Emerging Markets Fund was rated against 1305 U.S.-domiciled International Equity funds over the three year period ended September 30, 2001. GE Institutional U.S. Equity Fund received an Overall Morningstar Rating of 3 stars for its three-year period. GE Institutional Small-Cap Value Equity Fund received an Overall Morningstar Rating of 5 stars for its three-year period. GE Institutional Emerging Markets Fund received an Overall Morningstar Rating of 4 stars for its three-year period. The GE Institutional U.S. Equity Fund, GE Institutional Small-Cap Value Equity Fund and GE Institutional Emerging Markets Fund do not currently have a five-year rating or ten-year rating. PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS.

For each fund with at least a three-year history, Morningstar calculates a Morningstar Rating(TM) metric each month by subtracting the return on a 90-day U.S. Treasury Bill from the fund's load-adjusted return for the same period, and then adjusting this excess return for risk. The top 10% of funds in each broad asset class receive 5 stars, the next 22.5% receive 4 stars, the next 35% receive 3 stars, the next 22.5% receive 2 stars and the bottom 10% receive 1 star. The Overall Morningstar Rating for a fund is derived from a weighted average of the performance figures associated with its three-, five- and ten-year (if applicable) Morningstar Rating metrics.

2001 Morningstar, Inc. All Rights Reserved. This information: (1) is proprietary to Morningstar and/or its content providers; (2) may not be copied or distributed; and (3) is not warranted to be accurate, complete or timely. Neither Morningstar nor its content providers are responsible for any damages or losses arising from any use of this information.

                            NOTES TO SCHEDULES OF INVESTMENTS September 30, 2001
--------------------------------------------------------------------------------

(a) Non-income producing security.

(b) Pursuant to Rule 144A of the Securities Act of 1933, these securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At September 30, 2001, these securities amounted to $625,828; $29,843; $241,916; and $14,423,084 or 0.2%, 0.3%, 3.2%, and 6.7%
    of net assets for the International Equity, Europe Equity, Emerging Markets and Income Funds, respectively. These securities have been determined to be liquid using procedures established by the Board of Trustees.

(c) Settlement is on a delayed delivery or when-issued basis with final maturity to be announced (TBA) in the future.

(d) Coupon amount represents effective yield.

(e) State Street Corp. is the parent company of State Street Bank & Trust Co., the Fund's custodian and sub-adviser.

(f) Principal only securities represent the right to receive the monthly principal payments on an underlying pool of mortgages. No payments of interest on the pool are passed through to the "principal only" holder.

(g) Interest only securities represent the right to receive the monthly interest payments on an underlying pool of mortgages. Payments of principal on the pool reduces the value of the "interest only" holding.

(h) At September 30, 2001, all or a portion of this security was pledged to cover collateral requirements for futures, options, forward foreign currency contracts and/or TBA's.

(i) Variable or floating rate security. The stated rate represents the rate at September 30, 2001.

(j) All or a portion of security out on loan.

(k) Treasury Inflation Protected Security. Principal amount has been adjusted for inflation.

(l) All or a portion of the security purchased with collateral from securities lending.

 *  Less than 0.01%.

Abbreviations:

ADR    American Depositary Receipt

FDR    Finnish Depositary Receipt

GDR    Global Depositary Receipt

REGD.  Registered

REMIC  Real Estate Mortgage Investment Conduit

SDR    Swedish Depositary Receipt

STRIPS Separate Trading of Registered Interest and
       Principal of Security


FINANCIAL HIGHLIGHTS
SELECTED DATA BASED ON A SHARE OUTSTANDING THROUGHOUT THE PERIODS INDICATED
------------------------------------------------------------------------------------------------------------------------------------

                                                         U.S.                                              S&P 500
                                                       EQUITY                                                INDEX
                                                         FUND                                                 FUND
                                 --------------------------------------------------------   ---------------------------------------
                                           INVESTMENT CLASS                SERVICE CLASS               INVESTMENT CLASS
                                 ----------------------------------------- --------------   ---------------------------------------
                                 9/30/01   9/30/00  9/30/99   9/30/98(E)     9/30/01(M)     9/30/01   9/30/00   9/30/99  9/30/98(E)
                                 ----------------------------------------- --------------   ---------------------------------------
INCEPTION DATE                        --        --        --    11/25/97      1/3/01           --        --        --    11/25/97

Net asset value, beginning of
   period ...................... $  13.90  $  13.19  $  10.62   $  10.00     $ 12.28        $15.17  $  13.74   $ 10.85   $ 10.00
INCOME (LOSS) FROM INVESTMENT
  OPERATIONS:
   Net investment income .......     0.11      0.10      0.11       0.11        0.06          0.22      0.15      0.18      0.14
   Net realized and unrealized
      gains (losses) on
      investments ..............    (2.33)     1.53      2.84       0.52       (1.93)        (3.97)     1.73      2.88      0.72
---------------------------------------------------------------------------------------------------------------------------------
TOTAL INCOME (LOSS) FROM
   INVESTMENT OPERATIONS .......    (2.22)     1.63      2.95       0.63       (1.87)        (3.75)     1.88      3.06      0.86
---------------------------------------------------------------------------------------------------------------------------------
LESS DISTRIBUTIONS FROM:
   Net investment income .......     0.12      0.09      0.13       0.01         --           0.15      0.18      0.17      0.01
   Net realized gains ..........     1.13      0.83      0.25        --          --           1.22      0.27       --        --
   Return of capital ...........      --        --        --         --          --            --       0.00(c)    --        --
---------------------------------------------------------------------------------------------------------------------------------
TOTAL DISTRIBUTIONS ............     1.25      0.92      0.38       0.01         --           1.37      0.45      0.17      0.01
---------------------------------------------------------------------------------------------------------------------------------
Net asset value, end of period . $  10.43  $  13.90  $  13.19   $  10.62     $ 10.41       $ 10.05  $  15.17   $ 13.74   $ 10.85
====================================================================================================================================
TOTAL RETURN (A) ...............  (17.49%)   12.70%    28.27%      6.28%     (15.23%)      (26.83%)   13.83%    28.41%     8.63%

RATIOS/SUPPLEMENTAL DATA:
   Net assets, end of period
      (in thousands) ........... $237,144  $269,728  $160,980   $114,553     $25,669       $46,119  $131,458   $26,359   $20,186
   Ratios to average net assets:
      Net investment income* ...    0.90%     0.90%     0.92%      1.21%       0.66%         1.16%     1.14%     1.35%     1.57%
      Expenses* ................    0.38%     0.38%     0.41%      0.42%       0.63%         0.15%     0.15%     0.15%     0.15%
      Portfolio turnover rate ..      47%       48%       45%        29%         47%            8%       44%        7%        1%


------------------------------------------------------------------------------------------------------------------------------------

                                          VALUE                          MID-CAP                             MID-CAP
                                        EQUITY                           GROWTH                        VALUE EQUITY
                                          FUND                             FUND                                FUND
                                 --------------------    --------------------------------------  -----------------------------
                                   INVESTMENT CLASS                 INVESTMENT CLASS                   INVESTMENT CLASS
                                 --------------------    --------------------------------------  -----------------------------
                                 9/30/01   9/30/00(K)    9/30/01   9/30/00  9/30/99  9/30/98(E)  9/30/01   9/30/00  9/30/99(H)
                                 --------------------    --------------------------------------  -----------------------------
INCEPTION DATE                        --     2/2/00        --         --        --    11/25/97       --        --   12/31/98

Net asset value, beginning of
   period ......................  $ 10.39   $  10.00     $ 13.54   $ 10.16  $  8.87   $ 10.00    $ 10.82   $  9.91   $ 10.00
INCOME (LOSS) FROM INVESTMENT
  OPERATIONS:
   Net investment income .......     0.11       0.04        0.06      0.10      0.05     0.04       0.09      0.10      0.08
   Net realized and unrealized
      gains (losses) on
      investments ..............    (1.73)      0.35       (2.58)     3.34      1.29    (1.16)     (0.58)     0.92     (0.17)
---------------------------------
TOTAL INCOME (LOSS) FROM
   INVESTMENT OPERATIONS .......    (1.62)      0.39       (2.52)     3.44      1.34    (1.12)     (0.49)     1.02     (0.09)
---------------------------------
LESS DISTRIBUTIONS FROM:
   Net investment income .......     0.04        --         0.12      0.06      0.05     0.01       0.04      0.11       --
   Net realized gains ..........     0.02        --         1.29      --        --       --         0.21       --        --
   Return of capital ...........      --         --          --       --        --       --          --        --        --
---------------------------------
TOTAL DISTRIBUTIONS ............     0.06        --         1.41      0.06      0.05     0.01       0.25      0.11       --
---------------------------------
Net asset value, end of period .  $  8.71   $  10.39     $  9.61   $ 13.54   $ 10.16  $  8.87    $ 10.08   $ 10.82   $  9.91
================================================================================================================================
TOTAL RETURN (A) ...............  (15.65%)     3.90%     (20.47%)   33.97%    15.19%  (11.25%)    (4.68%)   10.36%    (0.90%)

RATIOS/SUPPLEMENTAL DATA:
   Net assets, end of period
      (in thousands) ...........  $92,776   $105,754     $16,950   $21,420   $15,313  $13,208    $13,696   $13,235   $10,182
   Ratios to average net assets:
      Net investment income* ...    1.07%      1.14%       0.53%     0.84%     0.53%    0.53%      0.88%     1.05%     1.00%
      Expenses* ................    0.42%      0.47%       0.55%     0.55%     0.55%    0.55%      0.65%     0.65%     0.65%
      Portfolio turnover rate ..      60%        26%         46%       48%       52%      14%        91%       39%       18%

------------
See Notes to Financial Highlights and Notes to Financial statements.

------------------------------------------------------------------------------------------------------------------------------------

                                                  SMALL-CAP                                         INTERNATIONAL
                                              VALUE EQUITY                                                EQUITY
                                                      FUND                                                  FUND
                                 ----------------------------------------  ---------------------------------------------------------
                                           INVESTMENT CLASS                             INVESTMENT CLASS               SERVICE CLASS
                                 ----------------------------------------  ------------------------------------------  -------------
                                 9/30/01   9/30/00   9/30/99   9/30/98(G)   9/30/01    9/30/00   9/30/99    9/30/98(E)    9/30/01(M)
                                 ----------------------------------------  ------------------------------------------  -------------
INCEPTION DATE                       --        --        --     8/3/98          --         --         --    11/25/97      1/3/01

Net asset value, beginning of
   period ...................... $ 12.63   $ 10.12   $  8.91   $  10.00    $  13.46   $  12.49   $  10.06   $  10.00     $ 11.37
INCOME (LOSS) FROM INVESTMENT
  OPERATIONS:
   Net investment income .......    0.09      0.03      0.01       0.02        0.15       0.13       0.09       0.14(b)     0.11
   Net realized and unrealized
      gains (losses) on
      investments ..............    0.50      2.80      1.23      (1.11)      (3.68)      1.33       2.81      (0.07)(b)   (3.14)
---------------------------------
TOTAL INCOME (LOSS) FROM
   INVESTMENT OPERATIONS .......    0.59      2.83      1.24      (1.09)      (3.53)      1.46       2.90       0.07       (3.03)
---------------------------------
LESS DISTRIBUTIONS FROM:
   Net investment income .......    0.02      0.02      0.03        --         0.11       0.08       0.12       0.01         --
   Net realized gains ..........    1.00      0.30       --         --         1.46       0.41       0.35        --          --
   Return of capital ...........     --        --        --         --          --         --         --         --          --
---------------------------------
TOTAL DISTRIBUTIONS ............    1.02      0.32      0.03        --         1.57       0.49       0.47       0.01         --
---------------------------------
Net asset value, end of period . $ 12.20   $ 12.63   $ 10.12   $   8.91    $   8.36   $  13.46   $  12.49   $  10.06     $  8.34
====================================================================================================================================
TOTAL RETURN (A) ...............   5.16%    28.51%    13.98%    (10.90%)    (29.28%)    11.62%     29.50%      0.66%     (26.65%)

RATIOS/SUPPLEMENTAL DATA:
   Net assets, end of period
      (in thousands) ........... $19,932   $19,103   $10,287   $  9,056    $258,911   $394,852   $197,974   $114,414     $ 2,423
   Ratios to average net assets:
      Net investment income* ...   0.75%     0.30%     0.13%      1.68%       1.32%      1.16%      0.99%      1.72%       1.54%
      Expenses* ................   0.70%     0.70%     0.70%      0.70%       0.58%      0.58%      0.62%      0.64%       0.83%
      Portfolio turnover rate ..    151%      231%      216%        19%         39%        59%        50%        53%        39%


------------
See Notes to Financial Highlights and Notes to Financial statements.


FINANCIAL HIGHLIGHTS
SELECTED DATA BASED ON A SHARE OUTSTANDING THROUGHOUT THE PERIODS INDICATED
------------------------------------------------------------------------------------------------------------------------------------


                                             EUROPE                             EMERGING
                                             EQUITY                              MARKETS
                                               FUND                                 FUND
                                 ------------------------------   ----------------------------------------
                                        INVESTMENT CLASS                     INVESTMENT CLASS
                                 ------------------------------   ----------------------------------------
                                  9/30/01   9/30/00  9/30/99(I)   9/30/01     9/30/00  9/30/99  9/30/98(E)
                                 ------------------------------   ----------------------------------------
INCEPTION DATE                       --         --    1/29/99         --        --        --    11/25/97

Net asset value, beginning of
   period ...................... $ 12.83    $  9.97   $ 10.00     $ 13.35   $ 11.47    $ 6.78    $10.00
INCOME (LOSS) FROM INVESTMENT
  OPERATIONS:
   Net investment income (loss).    0.09       0.12      0.11        0.08     (0.02)     0.01      0.07
   Net realized and unrealized
      gains (losses) on
      investments ..............   (3.18)      2.84     (0.14)      (4.87)     1.91      4.70     (3.26)
----------------------------------------------------------------------------------------------------------
TOTAL INCOME (LOSS) FROM
    INVESTMENT OPERATIONS ......   (3.09)      2.96     (0.03)      (4.79)     1.89      4.71     (3.19)
----------------------------------------------------------------------------------------------------------
LESS DISTRIBUTIONS FROM:
   Net investment income .......    0.06       0.10       --          --       0.01      0.01      0.03
   Net realized gains ..........    2.95        --        --         1.61       --        --        --
   Return of capital ...........     --         --        --          --        --       0.01       --
----------------------------------------------------------------------------------------------------------
TOTAL DISTRIBUTIONS ............    3.01       0.10       --         1.61      0.01      0.02      0.03
----------------------------------------------------------------------------------------------------------
Net asset value, end of period . $  6.73    $ 12.83   $  9.97     $  6.95   $ 13.35    $11.47   $  6.78
==========================================================================================================
TOTAL RETURN (A) ............... (30.90%)    29.76%    (0.30%)    (39.66%)   16.56%    69.62%   (31.96%)

RATIOS/SUPPLEMENTAL DATA:
   Net assets, end of period
    (in thousands) .............  $9,212    $13,324   $10,080     $ 7,644   $11,989    $8,592    $5,063
   Ratios to average net assets:
      Net investment income
        (loss)* ................   1.07%      0.88%     1.78%       0.92%    (0.14%)    0.12%     0.82%
      Expenses* ................   0.75%      0.75%     0.75%       1.05%     1.05%     1.05%     1.05%
      Portfolio turnover rate ..     45%        74%       49%         64%       58%       79%       77%


------------------------------------------------------------------------------------------------------------------------------------


                                                    PREMIER                     PREMIER                PREMIER
                                                     GROWTH                    RESEARCH          INTERNATIONAL
                                                EQUITY FUND                 EQUITY FUND            EQUITY FUND
                                   -----------------------------------  -------------------    --------------------
                                     INVESTMENT CLASS    SERVICE CLASS   INVESTMENT CLASS        INVESTMENT CLASS
                                   --------------------  -------------  -------------------    --------------------
                                   9/30/01   9/30/00(I)  9/30/01(M)     9/30/01   9/30/00(L)   9/30/01   9/30/00(L)
                                   --------------------  -------------  -------------------    --------------------
INCEPTION DATE                        --     10/29/99      1/3/01           --     4/28/00         --      4/28/00

Net asset value, beginning of
   period ...................... $  11.45    $  10.00      $10.35       $  9.92   $  10.00     $  8.69    $  10.00
INCOME (LOSS) FROM INVESTMENT
  OPERATIONS:
   Net investment income (loss).     0.04        0.03        0.01          0.05       0.03        0.10        0.07
   Net realized and unrealized
      gains (losses) on
      investments ..............    (2.66)       1.43       (1.90)        (2.48)     (0.11)      (2.84)      (1.38)
-----------------------------------------------------------------------------------------------------------------------
TOTAL INCOME (LOSS) FROM
    INVESTMENT OPERATIONS ......    (2.62)       1.46       (1.89)        (2.43)     (0.08)      (2.74)      (1.31)
-----------------------------------------------------------------------------------------------------------------------
LESS DISTRIBUTIONS FROM:
   Net investment income .......     0.02        0.01         --           0.02       --          0.12         --
   Net realized gains ..........     0.33         --          --           0.09        --          --          --
   Return of capital ...........      --          --          --            --         --          --          --
-----------------------------------------------------------------------------------------------------------------------
TOTAL DISTRIBUTIONS ............     0.35        0.01         --           0.11        --         0.12         --
-----------------------------------------------------------------------------------------------------------------------
Net asset value, end of period . $   8.48    $  11.45      $ 8.46       $  7.38   $   9.92     $  5.83    $   8.69
=======================================================================================================================
TOTAL RETURN (A) ...............  (23.58%)     14.62%     (18.26%)      (24.73%)    (0.80%)    (31.92%)    (13.10%)

RATIOS/SUPPLEMENTAL DATA:
   Net assets, end of period
    (in thousands) ............. $128,123     $47,926      $8,629        $7,480    $  9,931     $ 5,932    $  8,712
   Ratios to average net assets:
      Net investment income
        (loss)* ................    0.40%       0.29%       0.10%         0.59%      0.65%       1.29%       1.74%
      Expenses* ................    0.41%       0.52%       0.65%         0.55%      0.55%       0.75%       0.75%
      Portfolio turnover rate ..      31%         18%         31%          119%        25%         59%         29%

------------
See Notes to Financial Highlights and Notes to Financial statements.



                                                                                  STRATEGIC
                                                  INCOME                         INVESTMENT
                                                    FUND                               FUND
                                  ----------------------------------------   ---------------------
                                               INVESTMENT CLASS                INVESTMENT CLASS
                                  ----------------------------------------   ---------------------
                                  9/30/01   9/30/00    9/30/99   9/30/98(D)  9/30/01    9/30/00(J)
                                  ----------------------------------------   ---------------------
INCEPTION DATE                        --        --        --      11/21/97       --      10/29/99

Net asset value, beginning of
   period ...................... $   9.55  $   9.57    $ 10.39    $ 10.00    $ 10.97      $ 10.00
INCOME (LOSS) FROM INVESTMENT
  OPERATIONS:
   Net investment income (loss).     0.59      0.62       0.55       0.51       0.28         0.25
   Net realized and unrealized
      gains (losses) on
      investments ..............     0.60     (0.02)(b)  (0.62)      0.39      (1.13)        0.77
----------------------------------------------------------------------------------------------------
TOTAL INCOME (LOSS) FROM
    INVESTMENT OPERATIONS ......     1.19      0.60      (0.07)      0.90      (0.85)        1.02
----------------------------------------------------------------------------------------------------
LESS DISTRIBUTIONS FROM:
   Net investment income .......     0.62      0.62       0.57       0.51       0.30         0.05
   Net realized gains ..........      --        --        0.18        --        0.48          --
   Return of capital ...........      --        --         --         --         --           --
----------------------------------------------------------------------------------------------------
TOTAL DISTRIBUTIONS ............     0.62      0.62       0.75       0.51        0.7         0.05
----------------------------------------------------------------------------------------------------
Net asset value, end of period . $ 10.12$     9.55$       9.57    $ 10.39    $  9.34      $ 10.97
====================================================================================================
TOTAL RETURN (A) ...............   12.80%     6.61%     (0.72%)     9.21%     (8.43%)      10.24%

RATIOS/SUPPLEMENTAL DATA:
   Net assets, end of period
    (in thousands) .............  $216,870  $210,540    $95,381    $71,444     $6,097       $7,644
   Ratios to average net assets:
      Net investment income
        (loss)* ................    6.07%     6.65%      5.80%      5.81%      2.48%        2.56%
      Expenses* ................    0.24%     0.26%      0.30%      0.31%      0.45%        0.45%
      Portfolio turnover rate ..     338%      234%       227%       323%        31%          65%




                                                             MONEY
                                                            MARKET
                                                              FUND
                                 --------------------------------------------------------------
                                              INVESTMENT CLASS                    SERVICE CLASS
                                 -----------------------------------------------  -------------
                                 9/30/01    9/30/001      9/30/99     9/30/98(F)   9/30/01(M)
                                 -----------------------------------------------  -------------
INCEPTION DATE                       --         --           --       12/2/97       1/3/01

Net asset value, beginning of
   period ......................  $ 1.00    $  1.00     $   1.00      $   1.00      $  1.00
INCOME (LOSS) FROM INVESTMENT
  OPERATIONS:
   Net investment income (loss).    0.05       0.06         0.05          0.04         0.03
   Net realized and unrealized
      gains (losses) on
      investments ..............     --         --            --           --           --
----------------------------------------------------------------------------------------------------
TOTAL INCOME (LOSS) FROM
    INVESTMENT OPERATIONS ......    0.05       0.06         0.05          0.04         0.03
----------------------------------------------------------------------------------------------------
LESS DISTRIBUTIONS FROM:
   Net investment income .......    0.05       0.06         0.05          0.04         0.03
   Net realized gains ..........     --         --            --           --           --
   Return of capital ...........     --         --            --           --           --
----------------------------------------------------------------------------------------------------
TOTAL DISTRIBUTIONS ............    0.05       0.06         0.05          0.04         0.03
----------------------------------------------------------------------------------------------------
Net asset value, end of period .  $ 1.00    $  1.00     $   1.00      $   1.00      $  1.00
====================================================================================================
TOTAL RETURN (A) ...............   5.11%      6.02%        4.92%         4.53%        3.22%

RATIOS/SUPPLEMENTAL DATA:
   Net assets, end of period
    (in thousands) .............   $6,821    $ 6,793     $  5,736      $  7,012      $40,894
   Ratios to average net assets:
      Net investment income
        (loss)* ................   4.89%      5.95%        4.81%         5.33%        4.23%
      Expenses* ................   0.23%      0.25%        0.25%         0.25%        0.48%
      Portfolio turnover rate ..     N/A        N/A          N/A           N/A          N/A

----------------
NOTES TO FINANCIAL HIGHLIGHTS

(a) Total returns are historical and assume changes in share price and reinvestment of dividends and capital gains distributions. Periods less than one year are not annualized.

(b) As a result of the timing of purchases and sales of Fund shares, per share amounts do not accord with aggregate amounts appearing in the Statement of Operations.

(c) Less than $0.01 per share.

(d) Information is for the period November 21, 1997, commencement of investment operations, through September
    30, 1998.

(e) Information is for the period November 25, 1997, commencement of investment operations, through September
    30, 1998.

(f) Information is for the period December 2, 1997, commencement of investment operations, through September
    30, 1998.

(g) Information is for the period August 3, 1998, commencement of investment operations, through September 30,
    1998.

(h) Information is for the period December 31, 1998, commencement of investment operations, through September
    30, 1999.

(i) Information is for the period January 29, 1999, commencement of investment operations, through September
    30, 1999.

(j) Information is for the period October 29, 1999, commencement of investment operations, through September
    30, 2000.

(k) Information is for the period February 2, 2000, commencement of investment operations, through September
    30, 2000.

(l) Information is for the period April 28, 2000, commencement of investment operations, through September 30,
    2000.

(m) Information is for the period January 3, 2001, commencement of investment operations, through September
    30, 2001.

*   Annualized for periods less than one year.


--------------------
See Notes to Financial statements.

STATEMENTS OF ASSETS AND LIABILITIES
SEPTEMBER 30, 2001
------------------------------------------------------------------------------------------------------------------------------------



                                                                                       U.S.                     S&P 500
                                                                                     EQUITY                       INDEX
                                                                                       FUND                        FUND
------------------------------------------------------------------------------------------------------------------------------------

ASSETS
   Investments in securities, at market (cost $281,781,297;
      $58,411,852; $99,219,319; $16,595,965; $13,243,983;
      $19,460,152; and $342,147,229, respectively) ........................       $254,794,966               $43,929,987
   Short-term investments (at amortized cost) .............................          7,105,195                 2,212,338
   Cash                                                                                     --                       242
   Foreign currency (cost $0; $0; $0; $0; $0; $0; and
      $719,309, respectively) .............................................                 --                        --
   Receivable for investments sold ........................................          2,633,284                        --
   Income receivables .....................................................            225,088                    53,027
   Receivable for fund shares sold ........................................             43,603                        --
   Variation margin receivable ............................................             31,800                    47,700
------------------------------------------------------------------------------------------------------------------------------------
      TOTAL ASSETS ........................................................        264,833,936                46,243,294
------------------------------------------------------------------------------------------------------------------------------------
LIABILITIES
   Payable for investments purchased ......................................          1,937,836                        --
   Payable for fund shares redeemed .......................................                 --                   110,425
   Payable to GEAM ........................................................             71,070                    13,803
   Variation margin payable ...............................................                 --                        --
   Payable to custodian ...................................................             12,041                        --
------------------------------------------------------------------------------------------------------------------------------------
      TOTAL LIABILITIES ...................................................          2,020,947                   124,228
------------------------------------------------------------------------------------------------------------------------------------
NET ASSETS ................................................................       $262,812,989               $46,119,066
------------------------------------------------------------------------------------------------------------------------------------
NET ASSETS CONSIST OF:
   Capital paid in ........................................................        299,738,864                70,207,275
   Undistributed (distributions in excess of)
      net investment income ...............................................          2,027,941                   810,901
   Accumulated net realized gain (loss) ...................................        (11,985,646)              (10,427,258)
   Net unrealized appreciation/(depreciation) on:
      Investments .........................................................        (26,986,331)              (14,481,865)
      Futures .............................................................             18,217                    10,013
      Foreign currency related transactions ...............................                (56)                       --
------------------------------------------------------------------------------------------------------------------------------------
NET ASSETS ................................................................       $262,812,989               $46,119,066
------------------------------------------------------------------------------------------------------------------------------------
INVESTMENT CLASS:
Net assets ................................................................        237,143,808                46,119,066
Shares outstanding ($.001 par value) ......................................         22,729,636                 4,591,206
Net asset value, offering and redemption price per share ..................              10.43                     10.05
SERVICE CLASS:
Net assets ................................................................         25,669,181                        --
Shares outstanding ($.001 par value) ......................................          2,465,637                        --
Net asset value, offering and redemption price per share ..................              10.41                        --



-------------
See Notes to Financial Statements.

STATEMENTS OF ASSETS AND LIABILITIES
SEPTEMBER 30, 2001
------------------------------------------------------------------------------------------------------------------------------------



                                                                                      VALUE                    MID-CAP
                                                                                     EQUITY                     GROWTH
                                                                                       FUND                       FUND
------------------------------------------------------------------------------------------------------------------------------------

ASSETS
   Investments in securities, at market (cost $281,781,297;
      $58,411,852; $99,219,319; $16,595,965; $13,243,983;
      $19,460,152; and $342,147,229, respectively) ........................      $89,285,420              $15,527,337
   Short-term investments (at amortized cost) .............................        3,195,397                1,510,000
   Cash                                                                               74,021                       --
   Foreign currency (cost $0; $0; $0; $0; $0; $0; and
      $719,309, respectively) .............................................               --                       --
   Receivable for investments sold ........................................        1,566,946                  204,763
   Income receivables .....................................................           87,697                   14,994
   Receivable for fund shares sold ........................................           65,358                       --
   Variation margin receivable ............................................           15,900                       --
------------------------------------------------------------------------------------------------------------------------------------
      TOTAL ASSETS ........................................................       94,290,739               17,257,094
------------------------------------------------------------------------------------------------------------------------------------
LIABILITIES
   Payable for investments purchased ......................................        1,365,848                  214,893
   Payable for fund shares redeemed .......................................          112,575                       --
   Payable to GEAM ........................................................           36,289                    6,879
   Variation margin payable ...............................................               --                    3,725
   Payable to custodian ...................................................               --                   81,379
------------------------------------------------------------------------------------------------------------------------------------
      TOTAL LIABILITIES ...................................................        1,514,712                  306,876
------------------------------------------------------------------------------------------------------------------------------------
NET ASSETS ................................................................      $92,776,027              $16,950,218
------------------------------------------------------------------------------------------------------------------------------------
NET ASSETS CONSIST OF:
   Capital paid in ........................................................      110,123,137               18,246,859
   Undistributed (distributions in excess of)
      net investment income ...............................................        1,103,101                   51,298
   Accumulated net realized gain (loss) ...................................       (8,492,950)                (281,861)
   Net unrealized appreciation/(depreciation) on:
      Investments .........................................................       (9,933,899)              (1,068,628)
      Futures .............................................................          (23,362)                   2,550
      Foreign currency related transactions ...............................               --                       --
------------------------------------------------------------------------------------------------------------------------------------
NET ASSETS ................................................................      $92,776,027              $16,950,218
------------------------------------------------------------------------------------------------------------------------------------
INVESTMENT CLASS:
Net assets ................................................................       92,776,027               16,950,218
Shares outstanding ($.001 par value) ......................................       10,653,381                1,763,114
Net asset value, offering and redemption price per share ..................             8.71                     9.61
SERVICE CLASS:
Net assets ................................................................               --                       --
Shares outstanding ($.001 par value) ......................................               --                       --
Net asset value, offering and redemption price per share ..................               --                       --




STATEMENTS OF ASSETS AND LIABILITIES
SEPTEMBER 30, 2001
------------------------------------------------------------------------------------------------------------------------------------



                                                                                       MID-CAP                 SMALL-CAP
                                                                                  VALUE EQUITY              VALUE EQUITY
                                                                                          FUND                      FUND
----------------------------------------------------------------------------------------------------------------------------------

ASSETS
   Investments in securities, at market (cost $281,781,297;
      $58,411,852; $99,219,319; $16,595,965; $13,243,983;
      $19,460,152; and $342,147,229, respectively) ........................      $12,564,638               $19,195,694
   Short-term investments (at amortized cost) .............................        1,618,149                   811,656
   Cash                                                                                   --                        --
   Foreign currency (cost $0; $0; $0; $0; $0; $0; and
      $719,309, respectively) .............................................               --                        --
   Receivable for investments sold ........................................          105,303                   202,823
   Income receivables .....................................................           20,698                    20,890
   Receivable for fund shares sold ........................................               --                        --
   Variation margin receivable ............................................               --                        --
----------------------------------------------------------------------------------------------------------------------------------
      TOTAL ASSETS ........................................................       14,308,788                20,231,063
----------------------------------------------------------------------------------------------------------------------------------
LIABILITIES
   Payable for investments purchased ......................................          604,711                   287,152
   Payable for fund shares redeemed .......................................               --                        --
   Payable to GEAM ........................................................            7,583                    11,761
   Variation margin payable ...............................................               --                        --
   Payable to custodian ...................................................               --                        --
----------------------------------------------------------------------------------------------------------------------------------
      TOTAL LIABILITIES ...................................................          612,294                   298,913
----------------------------------------------------------------------------------------------------------------------------------
NET ASSETS ................................................................      $13,696,494               $19,932,150
----------------------------------------------------------------------------------------------------------------------------------
NET ASSETS CONSIST OF:
   Capital paid in ........................................................       13,946,054                17,045,651
   Undistributed (distributions in excess of)
      net investment income ...............................................          155,668                   141,937
   Accumulated net realized gain (loss) ...................................          274,117                 3,009,020
   Net unrealized appreciation/(depreciation) on:
      Investments .........................................................         (679,345)                 (264,458)
      Futures .............................................................               --                        --
      Foreign currency related transactions ...............................               --                        --
----------------------------------------------------------------------------------------------------------------------------------
NET ASSETS ................................................................      $13,696,494               $19,932,150
----------------------------------------------------------------------------------------------------------------------------------
INVESTMENT CLASS:
Net assets ................................................................       13,696,494                19,932,150
Shares outstanding ($.001 par value) ......................................        1,358,551                 1,633,771
Net asset value, offering and redemption price per share ..................            10.08                     12.20
SERVICE CLASS:
Net assets ................................................................               --                        --
Shares outstanding ($.001 par value) ......................................               --                        --
Net asset value, offering and redemption price per share ..................               --                        --




STATEMENTS OF ASSETS AND LIABILITIES
SEPTEMBER 30, 2001
------------------------------------------------------------------------------------------------------------------------------------



                                                                                  INTERNATIONAL
                                                                                         EQUITY
                                                                                           FUND
-----------------------------------------------------------------------------------------------

ASSETS
   Investments in securities, at market (cost $281,781,297;
      $58,411,852; $99,219,319; $16,595,965; $13,243,983;
      $19,460,152; and $342,147,229, respectively) ........................      $241,454,350
   Short-term investments (at amortized cost) .............................        11,763,577
   Cash                                                                                    --
   Foreign currency (cost $0; $0; $0; $0; $0; $0; and
      $719,309, respectively) .............................................           721,801
   Receivable for investments sold ........................................         6,786,709
   Income receivables .....................................................           684,388
   Receivable for fund shares sold ........................................         2,233,096
   Variation margin receivable ............................................                --
-----------------------------------------------------------------------------------------------
      TOTAL ASSETS ........................................................       263,643,921
-----------------------------------------------------------------------------------------------
LIABILITIES
   Payable for investments purchased ......................................         2,174,398
   Payable for fund shares redeemed .......................................                --
   Payable to GEAM ........................................................           135,723
   Variation margin payable ...............................................                --
   Payable to custodian ...................................................                --
-----------------------------------------------------------------------------------------------
      TOTAL LIABILITIES ...................................................         2,310,121
-----------------------------------------------------------------------------------------------
NET ASSETS ................................................................      $261,333,800
-----------------------------------------------------------------------------------------------
NET ASSETS CONSIST OF:
   Capital paid in ........................................................       395,115,782
   Undistributed (distributions in excess of)
      net investment income ...............................................         4,130,546
   Accumulated net realized gain (loss) ...................................       (37,232,944)
   Net unrealized appreciation/(depreciation) on:
      Investments .........................................................      (100,692,879)
      Futures .............................................................                --
      Foreign currency related transactions ...............................            13,295
-----------------------------------------------------------------------------------------------
NET ASSETS ................................................................      $261,333,800
-----------------------------------------------------------------------------------------------
INVESTMENT CLASS:
Net assets ................................................................       258,910,843
Shares outstanding ($.001 par value) ......................................        30,979,970
Net asset value, offering and redemption price per share ..................              8.36
SERVICE CLASS:
Net assets ................................................................         2,422,957
Shares outstanding ($.001 par value) ......................................           290,390
Net asset value, offering and redemption price per share ..................              8.34



STATEMENTS OF ASSETS AND LIABILITIES
SEPTEMBER 30, 2001
------------------------------------------------------------------------------------------------------------------------------------



                                                                                      EUROPE                   EMERGING
                                                                                      EQUITY                    MARKETS
                                                                                        FUND                       FUND
----------------------------------------------------------------------------------------------------------------------------------

ASSETS
   Investments in securities, at market* (cost $11,585,415;
      $10,317,817; $168,307,427; $8,761,202; $8,050,306;
      $232,883,499; $6,580,612; and $0, respectively) .....................       $  8,739,393             $  7,138,527
   Short-term investments (at amortized cost) .............................            371,879                  463,361
   Cash                                                                                     --                       --
   Foreign currency (cost $18,000; $62,194; $0; $0; $132; $0; $0;
      and $0, respectively) ...............................................             17,871                   62,272
   Receivable for investments sold ........................................            112,957                    3,938
   Income receivables .....................................................             24,946                   19,569
   Receivable for fund shares sold ........................................                 --                       --
   Receivable for total return swaps ......................................                 --                       --
----------------------------------------------------------------------------------------------------------------------------------
      TOTAL ASSETS ........................................................          9,267,046                7,687,667
----------------------------------------------------------------------------------------------------------------------------------
LIABILITIES
   Distributions payable to shareholders ..................................                 --                       --
   Payable upon return of securities loaned ...............................                 --                       --
   Payable for investments purchased ......................................             48,570                   36,075
   Payable for fund shares redeemed .......................................                 --                       --
   Payable to GEAM ........................................................              6,024                    7,256
   Variation margin payable ...............................................                 --                       --
   Payable to custodian ...................................................                 --                       --
----------------------------------------------------------------------------------------------------------------------------------
      TOTAL LIABILITIES ...................................................             54,594                   43,331
----------------------------------------------------------------------------------------------------------------------------------
NET ASSETS ................................................................       $  9,212,452             $  7,644,336
----------------------------------------------------------------------------------------------------------------------------------
NET ASSETS CONSIST OF:
   Capital paid in ........................................................         13,611,462               11,497,256
   Undistributed (distributions in excess of)
      net investment income ...............................................            132,404                   62,132
   Accumulated net realized gain (loss) ...................................         (1,685,064)                (735,696)
   Net unrealized appreciation/(depreciation) on:
      Investments .........................................................         (2,846,022)              (3,179,290)
      Futures .............................................................                 --                       --
      Foreign currency related transactions ...............................               (328)                     (66)
----------------------------------------------------------------------------------------------------------------------------------
NET ASSETS ................................................................       $  9,212,452             $  7,644,336
----------------------------------------------------------------------------------------------------------------------------------
INVESTMENT CLASS:
Net assets ................................................................          9,212,452                7,644,336
Shares outstanding ($.001 par value) ......................................          1,368,329                1,099,762
Net asset value, offering and redemption price per share ..................               6.73                     6.95
SERVICE CLASS:
Net assets ................................................................                 --                       --
Shares outstanding ($.001 par value)                                                        --                       --
Net asset value, offering and redemption price per share ..................                 --                       --


STATEMENTS OF ASSETS AND LIABILITIES
SEPTEMBER 30, 2001
------------------------------------------------------------------------------------------------------------------------------------



                                                                                     PREMIER                PREMIER
                                                                                      GROWTH               RESEARCH
                                                                                 EQUITY FUND            EQUITY FUND
---------------------------------------------------------------------------------------------------------------------------

ASSETS
   Investments in securities, at market* (cost $11,585,415;
      $10,317,817; $168,307,427; $8,761,202; $8,050,306;
      $232,883,499; $6,580,612; and $0, respectively) .....................      $132,817,351           $ 7,355,729
   Short-term investments (at amortized cost) .............................         3,769,515               111,058
   Cash                                                                                 8,428                    --
   Foreign currency (cost $18,000; $62,194; $0; $0; $132; $0; $0;
      and $0, respectively) ...............................................                --                    --
   Receivable for investments sold ........................................                --                 8,731
   Income receivables .....................................................            74,259                 7,749
   Receivable for fund shares sold ........................................           398,455                    --
   Receivable for total return swaps ......................................                --                    --
---------------------------------------------------------------------------------------------------------------------------
      TOTAL ASSETS ........................................................       137,068,008             7,483,267
---------------------------------------------------------------------------------------------------------------------------
LIABILITIES
   Distributions payable to shareholders ..................................                --                    --
   Payable upon return of securities loaned ...............................                --                    --
   Payable for investments purchased ......................................           209,295                    --
   Payable for fund shares redeemed .......................................            40,373                    --
   Payable to GEAM ........................................................            51,353                 3,496
   Variation margin payable ...............................................            15,900                    --
   Payable to custodian ...................................................                --                    --
---------------------------------------------------------------------------------------------------------------------------
      TOTAL LIABILITIES ...................................................           316,921                 3,496
---------------------------------------------------------------------------------------------------------------------------
NET ASSETS ................................................................      $136,751,087           $ 7,479,771
---------------------------------------------------------------------------------------------------------------------------
NET ASSETS CONSIST OF:
   Capital paid in ........................................................       177,748,519            10,122,577
   Undistributed (distributions in excess of)
      net investment income ...............................................           492,244                59,150
   Accumulated net realized gain (loss) ...................................        (5,974,050)           (1,296,483)
   Net unrealized appreciation/(depreciation) on:
      Investments .........................................................       (35,490,076)           (1,405,473)
      Futures .............................................................           (25,550)                   --
      Foreign currency related transactions ...............................                --                    --
---------------------------------------------------------------------------------------------------------------------------
NET ASSETS ................................................................      $136,751,087           $ 7,479,771
---------------------------------------------------------------------------------------------------------------------------
INVESTMENT CLASS:
Net assets ................................................................       128,122,518             7,479,771
Shares outstanding ($.001 par value) ......................................        15,106,838             1,012,899
Net asset value, offering and redemption price per share ..................              8.48                  7.38
SERVICE CLASS:
Net assets ................................................................         8,628,569                    --
Shares outstanding ($.001 par value)                                                1,019,326                    --
Net asset value, offering and redemption price per share ..................              8.46                    --



STATEMENTS OF ASSETS AND LIABILITIES
SEPTEMBER 30, 2001
------------------------------------------------------------------------------------------------------------------------------------



                                                                                       PREMIER
                                                                                 INTERNATIONAL               INCOME
                                                                                   EQUITY FUND                 FUND
---------------------------------------------------------------------------------------------------------------------------

ASSETS
   Investments in securities, at market* (cost $11,585,415;
      $10,317,817; $168,307,427; $8,761,202; $8,050,306;
      $232,883,499; $6,580,612; and $0, respectively) .....................       $ 5,880,158          $238,754,909
   Short-term investments (at amortized cost) .............................            37,591            38,069,192
   Cash                                                                                    --                24,239
   Foreign currency (cost $18,000; $62,194; $0; $0; $132; $0; $0;
      and $0, respectively) ...............................................               131                    --
   Receivable for investments sold ........................................                --             5,628,965
   Income receivables .....................................................            18,201             2,444,333
   Receivable for fund shares sold ........................................                --                   599
   Receivable for total return swaps ......................................                --                43,433
---------------------------------------------------------------------------------------------------------------------------
      TOTAL ASSETS ........................................................         5,936,081           284,965,670
---------------------------------------------------------------------------------------------------------------------------
LIABILITIES
   Distributions payable to shareholders ..................................                --               162,353
   Payable upon return of securities loaned ...............................                --            29,014,345
   Payable for investments purchased ......................................                --            37,913,411
   Payable for fund shares redeemed .......................................                --               960,000
   Payable to GEAM ........................................................             3,720                45,866
   Variation margin payable ...............................................                --                    --
   Payable to custodian ...................................................                --                    --
---------------------------------------------------------------------------------------------------------------------------
      TOTAL LIABILITIES ...................................................             3,720            68,095,975
---------------------------------------------------------------------------------------------------------------------------
NET ASSETS ................................................................       $ 5,932,361          $216,869,695
---------------------------------------------------------------------------------------------------------------------------
NET ASSETS CONSIST OF:
   Capital paid in ........................................................        10,149,491           205,896,788
   Undistributed (distributions in excess of)
      net investment income ...............................................            96,786               111,274
   Accumulated net realized gain (loss) ...................................        (2,143,988)            4,990,223
   Net unrealized appreciation/(depreciation) on:
      Investments .........................................................        (2,170,148)            5,871,410
      Futures .............................................................                --                    --
      Foreign currency related transactions ...............................               220                    --
---------------------------------------------------------------------------------------------------------------------------
NET ASSETS ................................................................       $ 5,932,361          $216,869,695
---------------------------------------------------------------------------------------------------------------------------
INVESTMENT CLASS:
Net assets ................................................................         5,932,361           216,869,695
Shares outstanding ($.001 par value) ......................................         1,017,773            21,433,868
Net asset value, offering and redemption price per share ..................              5.83                 10.12
SERVICE CLASS:
Net assets ................................................................                --                    --
Shares outstanding ($.001 par value)                                                       --                    --
Net asset value, offering and redemption price per share ..................                --                    --



STATEMENTS OF ASSETS AND LIABILITIES
SEPTEMBER 30, 2001
------------------------------------------------------------------------------------------------------------------------------------



                                                                                      STRATEGIC               MONEY
                                                                                     INVESTMENT              MARKET
                                                                                           FUND                FUND
---------------------------------------------------------------------------------------------------------------------

ASSETS
   Investments in securities, at market* (cost $11,585,415;
      $10,317,817; $168,307,427; $8,761,202; $8,050,306;
      $232,883,499; $6,580,612; and $0, respectively) .....................        $6,248,296       $            --
   Short-term investments (at amortized cost) .............................             1,000            47,634,349
   Cash                                                                                    --                    --
   Foreign currency (cost $18,000; $62,194; $0; $0; $132; $0; $0;
      and $0, respectively) ...............................................                --                    --
   Receivable for investments sold ........................................             6,070                    --
   Income receivables .....................................................            43,715                29,088
   Receivable for fund shares sold ........................................                79                78,507
   Receivable for total return swaps ......................................                --                    --
---------------------------------------------------------------------------------------------------------------------
      TOTAL ASSETS ........................................................         6,299,160            47,741,944
---------------------------------------------------------------------------------------------------------------------
LIABILITIES
   Distributions payable to shareholders ..................................                --                18,784
   Payable upon return of securities loaned ...............................                --                    --
   Payable for investments purchased ......................................             4,103                    --
   Payable for fund shares redeemed .......................................                --                    --
   Payable to GEAM ........................................................             2,338                 8,710
   Variation margin payable ...............................................                --                    --
   Payable to custodian ...................................................           195,245                    --
---------------------------------------------------------------------------------------------------------------------
      TOTAL LIABILITIES ...................................................           201,686                27,494
---------------------------------------------------------------------------------------------------------------------
NET ASSETS ................................................................        $6,097,474           $47,714,450
---------------------------------------------------------------------------------------------------------------------
NET ASSETS CONSIST OF:
   Capital paid in ........................................................         6,467,155            47,714,485
   Undistributed (distributions in excess of)
      net investment income ...............................................           120,120                    39
   Accumulated net realized gain (loss) ...................................          (157,513)                  (74)
   Net unrealized appreciation/(depreciation) on:
      Investments .........................................................          (332,316)                   --
      Futures .............................................................                --                    --
      Foreign currency related transactions ...............................                28                    --
---------------------------------------------------------------------------------------------------------------------
NET ASSETS ................................................................        $6,097,474           $47,714,450
---------------------------------------------------------------------------------------------------------------------
INVESTMENT CLASS:
Net assets ................................................................         6,097,474             6,820,779
Shares outstanding ($.001 par value) ......................................           653,068             6,820,815
Net asset value, offering and redemption price per share ..................              9.34                  1.00
SERVICE CLASS:
Net assets ................................................................                --            40,893,671
Shares outstanding ($.001 par value)                                                       --            40,893,671
Net asset value, offering and redemption price per share ..................                --                  1.00


   * Includes $28,025,124 of securities on loan in the Income Fund.


-------------
See Notes to Financial Statements.


STATEMENTS OF OPERATIONS
FOR THE PERIOD ENDED SEPTEMBER 30, 2001
------------------------------------------------------------------------------------------------------------------------------------


                                                                      U.S.                    S&P 500                  VALUE
                                                                    EQUITY                      INDEX                 EQUITY
                                                                      FUND                       FUND                   FUND
------------------------------------------------------------------------------------------------------------------------------------

INVESTMENT INCOME
   INCOME:
      Dividends .............................................    $  3,414,480             $   1,154,694            $   1,406,558
      Interest ..............................................         344,868                   110,458                  170,159
      Less: Foreign taxes withheld ..........................         (13,915)                   (4,661)                  (6,499)
------------------------------------------------------------------------------------------------------------------------------------
   TOTAL INCOME .............................................       3,745,433                 1,260,491                1,570,218
------------------------------------------------------------------------------------------------------------------------------------
   EXPENSES:
      Advisory and administration fees ......................       1,096,386                   144,238                  443,694
      Distribution fees (Note 4)
         Service Class ......................................          56,749                        --                       --
      Trustees' fees ........................................           6,190                       891                      161
------------------------------------------------------------------------------------------------------------------------------------
   TOTAL EXPENSES ...........................................       1,159,325                   145,129                  443,855
------------------------------------------------------------------------------------------------------------------------------------
   NET INVESTMENT INCOME (LOSS) .............................       2,586,108                 1,115,362                1,126,363
------------------------------------------------------------------------------------------------------------------------------------
NET REALIZED AND UNREALIZED
   GAIN (LOSS) ON INVESTMENTS
      REALIZED GAIN (LOSS) ON:
         Investments ........................................      (7,581,471)               (8,293,089)              (7,425,822)
         Futures ............................................        (307,863)                 (942,547)                (589,501)
         Written options ....................................              --                        --                       --
         Foreign currency related transactions ..............            (118)                       --                       10
      INCREASE (DECREASE) IN UNREALIZED APPRECIATION/
        (DEPRECIATION) ON:
         Investments ........................................     (50,418,760)              (19,083,866)             (10,407,350)
         Futures ............................................         129,826                   132,426                   23,038
         Written options ....................................              --                        --                       --
         Foreign currency related transactions ..............              74                        --                       71
------------------------------------------------------------------------------------------------------------------------------------
   Net realized and unrealized gain (loss) on investments ...     (58,178,312)              (28,187,076)             (18,399,554)
------------------------------------------------------------------------------------------------------------------------------------
   NET INCREASE (DECREASE) IN NET ASSETS RESULTING
      FROM OPERATIONS .......................................    $(55,592,204)             $(27,071,714)            $(17,273,191)
------------------------------------------------------------------------------------------------------------------------------------


------------
See Notes to Financial Statements.


STATEMENTS OF OPERATIONS
FOR THE PERIOD ENDED SEPTEMBER 30, 2001
------------------------------------------------------------------------------------------------------------------------------------


                                                                 MID-CAP               MID-CAP          SMALL-CAP
                                                                  GROWTH          VALUE EQUITY       VALUE EQUITY
                                                                    FUND                  FUND              FUND
------------------------------------------------------------------------------------------------------------------------

INVESTMENT INCOME
   INCOME:
      Dividends ........................................... $      99,631         $    139,634         $   241,047
      Interest ............................................       115,636               86,211              56,614
      Less: Foreign taxes withheld ........................           (67)                  --                  --
------------------------------------------------------------------------------------------------------------------------
   TOTAL INCOME ...........................................       215,200              225,845             297,661
------------------------------------------------------------------------------------------------------------------------
   EXPENSES:
      Advisory and administration fees ....................       109,602               95,989             143,919
      Distribution fees (Note 4)
         Service Class ....................................            --                   --                  --
      Trustees' fees ......................................           518                  336                 339
------------------------------------------------------------------------------------------------------------------------
   TOTAL EXPENSES .........................................       110,120               96,325             144,258
------------------------------------------------------------------------------------------------------------------------
   NET INVESTMENT INCOME (LOSS) ...........................       105,080              129,520             153,403
------------------------------------------------------------------------------------------------------------------------
NET REALIZED AND UNREALIZED
   GAIN (LOSS) ON INVESTMENTS
      REALIZED GAIN (LOSS) ON:
         Investments ......................................       (82,599)             246,902           3,089,814
         Futures ..........................................        18,210               25,264                  --
         Written options ..................................            --                   --               6,272
         Foreign currency related transactions ............           (10)                  --                  --
      INCREASE (DECREASE) IN UNREALIZED APPRECIATION/
        (DEPRECIATION) ON:
         Investments ......................................    (4,394,430)          (1,143,548)         (2,173,254)
         Futures ..........................................         2,550                   --                  --
         Written options ..................................            --                   --                (872)
         Foreign currency related transactions ............            --                   --                  --
------------------------------------------------------------------------------------------------------------------------
   Net realized and unrealized gain (loss) on investments .    (4,456,279)            (871,382)            921,960
------------------------------------------------------------------------------------------------------------------------
   NET INCREASE (DECREASE) IN NET ASSETS RESULTING
      FROM OPERATIONS .....................................   $(4,351,199)        $   (741,862)        $ 1,075,363
------------------------------------------------------------------------------------------------------------------------


STATEMENTS OF OPERATIONS
FOR THE PERIOD ENDED SEPTEMBER 30, 2001
--------------------------------------------------------------------------------


                                                              INTERNATIONAL
                                                                    EQUITY
                                                                      FUND
------------------------------------------------------------------------------

INVESTMENT INCOME
   INCOME:
      Dividends ...........................................   $    6,414,765
      Interest ............................................          794,796
      Less: Foreign taxes withheld ........................         (772,104)
------------------------------------------------------------------------------
   TOTAL INCOME ...........................................        6,437,457
------------------------------------------------------------------------------
   EXPENSES:
      Advisory and administration fees ....................        1,962,456
      Distribution fees (Note 4)
         Service Class ....................................            5,376
      Trustees' fees ......................................            7,059
------------------------------------------------------------------------------
   TOTAL EXPENSES .........................................        1,974,891
------------------------------------------------------------------------------
   NET INVESTMENT INCOME (LOSS) ...........................        4,462,566
------------------------------------------------------------------------------
NET REALIZED AND UNREALIZED
   GAIN (LOSS) ON INVESTMENTS
      REALIZED GAIN (LOSS) ON:
         Investments ......................................      (32,071,387)
         Futures ..........................................               --
         Written options ..................................               --
         Foreign currency related transactions ............         (248,295)
      INCREASE (DECREASE) IN UNREALIZED APPRECIATION/
        (DEPRECIATION) ON:
         Investments ......................................      (84,432,340)
         Futures ..........................................               --
         Written options ..................................               --
         Foreign currency related transactions ............           54,496
------------------------------------------------------------------------------
   Net realized and unrealized gain (loss) on investments .     (116,697,526)
------------------------------------------------------------------------------
   NET INCREASE (DECREASE) IN NET ASSETS RESULTING
      FROM OPERATIONS .....................................    $(112,234,960)
------------------------------------------------------------------------------


STATEMENTS OF OPERATIONS
FOR THE PERIOD ENDED SEPTEMBER 30, 2001
------------------------------------------------------------------------------------------------------------------------------------



                                                                                    EUROPE                  EMERGING
                                                                                    EQUITY                   MARKETS
                                                                                      FUND                      FUND
------------------------------------------------------------------------------------------------------------------------

INVESTMENT INCOME
   INCOME:
      Dividends ............................................                     $    227,076             $    169,684
      Interest* ............................................                           20,825                   37,061
      Less: Foreign taxes withheld .........................                          (29,489)                 (13,543)
------------------------------------------------------------------------------------------------------------------------
   TOTAL INCOME ............................................                          218,412                  193,202
------------------------------------------------------------------------------------------------------------------------
   EXPENSES:
      Advisory and administration fees                                                 89,961                  102,846
      Distribution fees (Note 4)
         Service Class .....................................                               --                       --
      Trustees' fees .......................................                              339                      310
------------------------------------------------------------------------------------------------------------------------
   TOTAL EXPENSES ..........................................                           90,300                  103,156
------------------------------------------------------------------------------------------------------------------------
   NET INVESTMENT INCOME (LOSS) ............................                          128,112                   90,046
------------------------------------------------------------------------------------------------------------------------
NET REALIZED AND UNREALIZED
   GAIN (LOSS) ON INVESTMENTS
      REALIZED GAIN (LOSS) ON:
         Investments .......................................                       (1,641,729)                (676,922)
         Futures ...........................................                               --                       --
         Written options ...................................                               --                    7,583
         Swaps .............................................                               --                       --
         Foreign currency related transactions .............                             (340)                 (26,884)
      INCREASE (DECREASE) IN UNREALIZED APPRECIATION/
        (DEPRECIATION) ON:
         Investments .......................................                       (2,600,887)              (4,274,767)
         Futures ...........................................                               --                       --
         Foreign currency related transactions .............                            3,498                      603
------------------------------------------------------------------------------------------------------------------------
   Net realized and unrealized gain (loss) on investments ..                       (4,239,458)              (4,970,387)
------------------------------------------------------------------------------------------------------------------------
   NET INCREASE (DECREASE) IN NET ASSETS RESULTING
      FROM OPERATIONS ......................................                      $(4,111,346)             $(4,880,341)
------------------------------------------------------------------------------------------------------------------------

   * Income attributable to security lending activity, net of rebate expenses, for the GE Institutional Income Fund was $381,619.



--------------
See Notes to Financial Statements.


STATEMENTS OF OPERATIONS
FOR THE PERIOD ENDED SEPTEMBER 30, 2001
------------------------------------------------------------------------------------------------------------------------------------



                                                                        PREMIER               PREMIER                   PREMIER
                                                                         GROWTH              RESEARCH             INTERNATIONAL
                                                                    EQUITY FUND           EQUITY FUND              EQUITY  FUND
------------------------------------------------------------------------------------------------------------------------------------

INVESTMENT INCOME
   INCOME:
      Dividends ............................................       $     708,046          $     94,710            $    172,395
      Interest* ............................................             389,656                 9,022                   2,475
      Less: Foreign taxes withheld .........................              (2,602)                  (24)                (20,274)
------------------------------------------------------------------------------------------------------------------------------------
   TOTAL INCOME ............................................           1,095,100               103,708                 154,596
------------------------------------------------------------------------------------------------------------------------------------
   EXPENSES:
      Advisory and administration fees                                   551,702                50,037                  56,834
      Distribution fees (Note 4)
         Service Class .....................................              19,223                    --                      --
      Trustees' fees .......................................                 303                   172                     171
------------------------------------------------------------------------------------------------------------------------------------
   TOTAL EXPENSES ..........................................             571,228                50,209                  57,005
------------------------------------------------------------------------------------------------------------------------------------
   NET INVESTMENT INCOME (LOSS) ............................             523,872                53,499                  97,591
------------------------------------------------------------------------------------------------------------------------------------
NET REALIZED AND UNREALIZED
   GAIN (LOSS) ON INVESTMENTS
      REALIZED GAIN (LOSS) ON:
         Investments .......................................          (5,555,421)           (1,292,896)             (1,600,760)
         Futures ...........................................            (138,093)                   --                      --
         Written options ...................................                  --                    --                      --
         Swaps .............................................                  --                    --                      --
         Foreign currency related transactions .............                  --                    --                  (1,813)
      INCREASE (DECREASE) IN UNREALIZED APPRECIATION/
        (DEPRECIATION) ON:
         Investments .......................................         (35,145,267)           (1,211,472)             (1,275,356)
         Futures ...........................................             (11,475)                   --                      --
         Foreign currency related transactions .............                  --                    --                     608
------------------------------------------------------------------------------------------------------------------------------------
   Net realized and unrealized gain (loss) on investments ..         (40,850,256)           (2,504,368)             (2,877,321)
------------------------------------------------------------------------------------------------------------------------------------
   NET INCREASE (DECREASE) IN NET ASSETS RESULTING
      FROM OPERATIONS ......................................        $(40,326,384)          $(2,450,869)            $(2,779,730)
------------------------------------------------------------------------------------------------------------------------------------



STATEMENTS OF OPERATIONS
FOR THE PERIOD ENDED SEPTEMBER 30, 2001
------------------------------------------------------------------------------------------------------------------------------------



                                                                                          STRATEGIC               MONEY
                                                                        INCOME           INVESTMENT              MARKET
                                                                          FUND                 FUND                FUND
--------------------------------------------------------------------------------------------------------------------------

INVESTMENT INCOME
   INCOME:
      Dividends ............................................      $      46,989        $    50,307        $           --
      Interest* ............................................         13,431,219            157,499             1,570,850
      Less: Foreign taxes withheld .........................                 --             (3,138)                   --
--------------------------------------------------------------------------------------------------------------------------
   TOTAL INCOME ............................................         13,478,208            204,668             1,570,850
--------------------------------------------------------------------------------------------------------------------------
   EXPENSES:
      Advisory and administration fees                                  514,661             31,380                75,722
      Distribution fees (Note 4)
         Service Class .....................................                 --                 --                67,029
      Trustees' fees .......................................              3,322                193                   150
--------------------------------------------------------------------------------------------------------------------------
   TOTAL EXPENSES ..........................................            517,983             31,573               142,901
--------------------------------------------------------------------------------------------------------------------------
   NET INVESTMENT INCOME (LOSS) ............................         12,960,225            173,095             1,427,949
--------------------------------------------------------------------------------------------------------------------------
NET REALIZED AND UNREALIZED
   GAIN (LOSS) ON INVESTMENTS
      REALIZED GAIN (LOSS) ON:
         Investments .......................................          7,892,073            (88,174)                   (3)
         Futures ...........................................            (15,222)                --                    --
         Written options ...................................                 --                 --                    --
         Swaps .............................................            330,525                 --                    --
         Foreign currency related transactions .............                 --               (268)                   --
      INCREASE (DECREASE) IN UNREALIZED APPRECIATION/
        (DEPRECIATION) ON:
         Investments .......................................          5,128,699           (664,816)                   --
         Futures ...........................................                 --                 --                    --
         Foreign currency related transactions .............                 --                 71                    --
--------------------------------------------------------------------------------------------------------------------------
   Net realized and unrealized gain (loss) on investments ..         13,336,075           (753,187)                   (3)
--------------------------------------------------------------------------------------------------------------------------
   NET INCREASE (DECREASE) IN NET ASSETS RESULTING
      FROM OPERATIONS ......................................        $26,296,300          $(580,092)           $1,427,946
--------------------------------------------------------------------------------------------------------------------------


STATEMENTS OF CHANGES IN NET ASSETS
------------------------------------------------------------------------------------------------------------------------------------

                                                      U.S.                         S&P 500                       VALUE
                                                     EQUITY                          INDEX                      EQUITY
                                                       FUND                          FUND                         FUND
---------------------------------------------------------------------------------------------------------------------------------
                                                YEAR          YEAR            YEAR           YEAR          YEAR         PERIOD
                                                ENDED         ENDED           ENDED          ENDED         ENDED         ENDED
                                               9/30/01       9/30/00         9/30/01        9/30/00       9/30/01     9/30/00(A)
---------------------------------------------------------------------------------------------------------------------------------


INCREASE (DECREASE) IN NET ASSETS
   OPERATIONS:
     Net investment income (loss) ....... $  2,586,108  $  2,287,032    $  1,115,362   $  1,041,910  $  1,126,363   $    383,704
     Net realized gain (loss)
      on investments, futures,
       written options, foreign
       currency transactions
       and swaps ........................   (7,889,452)   20,207,516      (9,235,636)     9,177,556    (8,015,313)      (233,284)
     Net increase (decrease) in
       unrealized appreciation/
       (depreciation) on investments,
       futures, written options
       and foreign currency
       translations .....................  (50,288,860)    2,318,587     (18,951,440)    (1,461,759)  (10,384,241)       426,980
---------------------------------------------------------------------------------------------------------------------------------
     Net increase (decrease) from
       operations .......................  (55,592,204)     24,813,135   (27,071,714)    8,757,707   (17,273,191)        577,400
---------------------------------------------------------------------------------------------------------------------------------
   DISTRIBUTIONS TO SHAREHOLDERS FROM:
     Net investment income
       Investment Class .................   (2,350,431)   (1,547,799)     (1,238,318)      (357,000)     (408,153)            --
     Net realized gains
       Investment Class .................  (21,650,648)  (13,714,925)    (10,378,819)      (534,955)     (243,680)            --
---------------------------------------------------------------------------------------------------------------------------------
   TOTAL DISTRIBUTIONS ..................  (24,001,079)  (15,262,724)    (11,617,137)      (891,955)     (651,833)            --
---------------------------------------------------------------------------------------------------------------------------------
   Increase (decrease) in net assets from
     operations and distributions .......  (79,593,283)    9,550,411     (38,688,851)     7,865,752   (17,925,024)       577,400
---------------------------------------------------------------------------------------------------------------------------------
   SHARE TRANSACTIONS:
     Proceeds from sale of shares
       Investment Class .................   37,306,195   117,265,348       2,495,542    114,698,208    20,104,835    182,932,294
       Service Class ....................   34,441,274            --              --             --            --             --
     Value of distributions reinvested
       Investment Class .................   24,001,168    15,262,919      11,617,167        891,957       651,829             --
     Cost of shares redeemed
       Investment Class .................  (19,001,570)  (33,330,182)    (60,762,680)   (18,357,443)  (15,809,697)   (77,755,610)
       Service Class ....................   (4,069,111)           --              --             --            --             --
---------------------------------------------------------------------------------------------------------------------------------
     Net increase (decrease) from
       share transactions ...............   72,677,956    99,198,085     (46,649,971)    97,232,722     4,946,967    105,176,684
---------------------------------------------------------------------------------------------------------------------------------
   TOTAL INCREASE (DECREASE) IN
    NET ASSETS ..........................   (6,915,327)    108,748,496   (85,338,822)   105,098,474   (12,978,057)   105,754,084
NET ASSETS
   Beginning of period ..................  269,728,316   160,979,820     131,457,888     26,359,414   105,754,084             --
---------------------------------------------------------------------------------------------------------------------------------
   End of period ........................ $262,812,989  $269,728,316    $ 46,119,066   $131,457,888  $ 92,776,027   $105,754,084
=================================================================================================================================
UNDISTRIBUTED (DISTRIBUTIONS IN EXCESS
   OF) NET INVESTMENT INCOME, END
   OF PERIOD ............................ $  2,027,941  $  1,792,382    $    810,901   $    955,115  $  1,103,101   $    384,367
---------------------------------------------------------------------------------------------------------------------------------

CHANGES IN FUND SHARES
   INVESTMENT CLASS:
     Shares sold ........................    2,957,301     8,542,701         194,231      7,875,834     1,985,544     17,406,398
     Issued for distributions reinvested.     1,904,855     1,143,290         890,887         60,884        63,407            --
     Shares redeemed ....................   (1,539,269)   (2,483,971)     (5,161,801)    (1,187,590)   (1,573,734)    (7,228,235)
---------------------------------------------------------------------------------------------------------------------------------
Net increase (decrease) in fund shares ..    3,322,887     7,202,020      (4,076,683)     6,749,128       475,217     10,178,163
---------------------------------------------------------------------------------------------------------------------------------
   SERVICE CLASS:
     Shares sold ........................    2,807,002            --              --             --            --             --
     Shares redeemed ....................     (341,365)           --              --             --            --             --
Net increase (decrease) in fund shares ..    2,465,637            --              --             --            --             --
=================================================================================================================================

(a) For the period February 2, 2000 (commencement of operations) through September 30, 2000.


STATEMENTS OF CHANGES IN NET ASSETS

------------------------------------------------------------------------------------------------------------------------------------

                                                     MID-CAP                        MID-CAP                        SMALL-CAP
                                                      GROWTH                   VALUE EQUITY                     VALUE EQUITY
                                                        FUND                           FUND                             FUND
------------------------------------------------------------------------------------------------------------------------------------
                                               YEAR           YEAR            YEAR            YEAR           YEAR           YEAR
                                               ENDED          ENDED           ENDED           ENDED          ENDED          ENDED
                                              9/30/01        9/30/00         9/30/01         9/30/00        9/30/01        9/30/00
------------------------------------------------------------------------------------------------------------------------------------




INCREASE (DECREASE) IN NET ASSETS
   OPERATIONS:
     Net investment income (loss) .......  $   105,080    $   164,304    $    129,520     $   114,687    $   153,403   $    46,386
     Net realized gain (loss)
      on investments, futures,
       written options, foreign
       currency transactions
       and swaps ........................      (64,399)     2,276,507         272,166         370,386      3,096,086     1,746,695
     Net increase (decrease) in
       unrealized appreciation/
       (depreciation) on investments,
       futures, written options
       and foreign currency
       translations .....................   (4,391,880)     2,950,928      (1,143,548)        568,673     (2,174,126)    1,618,173
------------------------------------------------------------------------------------------------------------------------------------
     Net increase (decrease) from
       operations .......................   (4,351,199)     5,391,739        (741,862)      1,053,746      1,075,363     3,411,254
------------------------------------------------------------------------------------------------------------------------------------
   DISTRIBUTIONS TO SHAREHOLDERS FROM:
     Net investment income
       Investment Class .................     (183,553)       (93,000)        (50,736)       (115,000)       (35,483)      (22,210)
     Net realized gains
       Investment Class .................   (2,033,144)            --        (265,423)             --     (1,521,745)     (303,654)
------------------------------------------------------------------------------------------------------------------------------------
   TOTAL DISTRIBUTIONS ..................   (2,216,697)       (93,000)       (316,159)       (115,000)    (1,557,228)     (325,864)
------------------------------------------------------------------------------------------------------------------------------------
   Increase (decrease) in net assets from
     operations and distributions .......   (6,567,896)     5,298,739      (1,058,021)        938,746       (481,865)    3,085,390
------------------------------------------------------------------------------------------------------------------------------------
   SHARE TRANSACTIONS:
     Proceeds from sale of shares
       Investment Class .................           --        726,189      14,249,309       1,999,322      1,665,167    54,823,199
       Service Class ....................           --             --              --              --             --            --
     Value of distributions reinvested
       Investment Class .................    2,216,686         93,000         316,148         115,003      1,557,240       325,869
     Cost of shares redeemed
       Investment Class .................     (118,346)       (10,995)    (13,045,903)            (24)    (1,910,950)  (49,418,824)
       Service Class ....................           --             --              --              --             --            --
------------------------------------------------------------------------------------------------------------------------------------
     Net increase (decrease) from
       share transactions ...............    2,098,340        808,194       1,519,554       2,114,301      1,311,457     5,730,244
------------------------------------------------------------------------------------------------------------------------------------
   TOTAL INCREASE (DECREASE) IN
    NET ASSETS ..........................   (4,469,556)     6,106,933         461,533       3,053,047        829,592     8,815,634
NET ASSETS
   Beginning of period ..................   21,419,774     15,312,841      13,234,961      10,181,914     19,102,558    10,286,924
------------------------------------------------------------------------------------------------------------------------------------
   End of period ........................  $16,950,218    $21,419,774    $13,696,494      $13,234,961    $19,932,150   $19,102,558
====================================================================================================================================
UNDISTRIBUTED (DISTRIBUTIONS IN EXCESS
   OF) NET INVESTMENT INCOME, END
   OF PERIOD ............................  $    51,298    $   136,602    $    155,668     $    78,836    $    141,937  $    35,365
------------------------------------------------------------------------------------------------------------------------------------

CHANGES IN FUND SHARES
   INVESTMENT CLASS:
     Shares sold ........................           --         67,441       1,195,730         184,995        135,129     4,620,024
     Issued for distributions reinvested.      191,423          8,201          29,138          11,079        134,943        30,173
     Shares redeemed ....................       (9,839)          (818)     (1,090,039)             (2)      (148,493)   (4,154,705)
------------------------------------------------------------------------------------------------------------------------------------
Net increase (decrease) in fund shares ..      181,584         74,824         134,829         196,072        121,579       495,492
------------------------------------------------------------------------------------------------------------------------------------
   SERVICE CLASS:
     Shares sold ........................           --             --              --              --             --            --
     Shares redeemed ....................           --             --              --              --             --            --
Net increase (decrease) in fund shares ..           --             --              --              --             --            --
====================================================================================================================================


STATEMENTS OF CHANGES IN NET ASSETS

--------------------------------------------------------------------------------

                                                    INTERNATIONAL
                                                           EQUITY
                                                             FUND
--------------------------------------------------------------------------
                                                   YEAR           YEAR
                                                   ENDED          ENDED
                                                  9/30/01        9/30/00
--------------------------------------------------------------------------




INCREASE (DECREASE) IN NET ASSETS
   OPERATIONS:
     Net investment income (loss) .......    $   4,462,566    $  3,942,480
     Net realized gain (loss)
      on investments, futures,
       written options, foreign
       currency transactions
       and swaps ........................      (32,319,682)     36,903,463
     Net increase (decrease) in
       unrealized appreciation/
       (depreciation) on investments,
       futures, written options
       and foreign currency
       translations .....................      (84,377,844)    (27,800,836)
--------------------------------------------------------------------------
     Net increase (decrease) from
       operations .......................     (112,234,960)     13,045,107
--------------------------------------------------------------------------
   DISTRIBUTIONS TO SHAREHOLDERS FROM:
     Net investment income
       Investment Class .................       (2,978,553)     (1,398,016)
     Net realized gains
       Investment Class .................      (41,148,666)     (7,534,112)
--------------------------------------------------------------------------
   TOTAL DISTRIBUTIONS ..................      (44,127,219)     (8,932,128)
--------------------------------------------------------------------------
   Increase (decrease) in net assets from
     operations and distributions .......     (156,362,179)      4,112,979
--------------------------------------------------------------------------
   SHARE TRANSACTIONS:
     Proceeds from sale of shares
       Investment Class .................       55,512,806     251,912,186
       Service Class ....................        3,632,582              --
     Value of distributions reinvested
       Investment Class .................       44,127,095       8,932,087
     Cost of shares redeemed
       Investment Class .................      (80,075,923)    (68,079,449)
       Service Class ....................         (352,563)             --
--------------------------------------------------------------------------
     Net increase (decrease) from
       share transactions ...............       22,843,997     192,764,824
--------------------------------------------------------------------------
   TOTAL INCREASE (DECREASE) IN
    NET ASSETS ..........................     (133,518,182)    196,877,803
NET ASSETS
   Beginning of period ..................      394,851,982     197,974,179
--------------------------------------------------------------------------
   End of period ........................    $ 261,333,800    $394,851,982
==========================================================================
UNDISTRIBUTED (DISTRIBUTIONS IN EXCESS
   OF) NET INVESTMENT INCOME, END
   OF PERIOD ............................    $   4,130,546    $  2,897,251
--------------------------------------------------------------------------

CHANGES IN FUND SHARES
   INVESTMENT CLASS:
     Shares sold ........................        5,015,101      17,563,538
     Issued for distributions reinvested.        3,911,976         655,807
     Shares redeemed ....................       (7,279,708)     (4,741,517)
--------------------------------------------------------------------------
Net increase (decrease) in fund shares ..        1,647,369      13,477,828
--------------------------------------------------------------------------
   SERVICE CLASS:
     Shares sold ........................          325,604              --
     Shares redeemed ....................          (35,214)             --
Net increase (decrease) in fund shares ..          290,390              --
==========================================================================

                                       81

----------
See Notes to Financial Statements.

STATEMENTS OF CHANGES IN NET ASSETS
------------------------------------------------------------------------------------------------------------------------------------
                                                       EUROPE                    EMERGING                        PREMIER
                                                       EQUITY                     MARKETS                         GROWTH
                                                        FUND                         FUND                     EQUITY FUND
------------------------------------------------------------------------------------------------------------------------------------

                                                  YEAR        YEAR           YEAR           YEAR             YEAR       PERIOD
                                                  ENDED       ENDED          ENDED          ENDED            ENDED       ENDED
                                                 9/30/01     9/30/00        9/30/01        9/30/00          9/30/01   9/30/00(A)
------------------------------------------------------------------------------------------------------------------------------------
INCREASE (DECREASE) IN NET ASSETS
   OPERATIONS:
     Net investment income (loss) ......... $    128,112  $   119,475   $    90,046    $   (18,344)    $    523,872  $    67,902
     Net realized gain (loss) on
       investments, futures, written
       options, foreign currency
       transactions and swaps .............   (1,642,069)   3,058,528      (696,223)     2,032,453       (5,693,514)   1,163,743
     Net increase (decrease) in
       unrealized appreciation/
       (depreciation) on investments,
       futures, written options and
       foreign currency translations ......   (2,597,389)    (209,930)   (4,274,164)      (693,838)     (35,156,742)    (358,884)
------------------------------------------------------------------------------------------------------------------------------------
     Net increase (decrease) from
       operations .........................   (4,111,346)   2,968,073    (4,880,341)     1,320,271      (40,326,384)     872,761
------------------------------------------------------------------------------------------------------------------------------------
   DISTRIBUTIONS TO SHAREHOLDERS FROM:
     Net investment income
       Investment Class ...................      (65,593)    (100,156)           --         (8,580)         (89,908)     (11,000)
       Service Class ......................           --           --            --             --               --           --
     Net realized gains
       Investment Class ...................   (3,059,622)          --    (1,468,750)            --       (1,444,280)          --
------------------------------------------------------------------------------------------------------------------------------------
   TOTAL DISTRIBUTIONS ....................   (3,125,215)    (100,156)   (1,468,750)        (8,580)      (1,534,188)     (11,000)
------------------------------------------------------------------------------------------------------------------------------------
   Increase (decrease) in net assets
     from operations and distributions ....   (7,236,561)   2,867,917    (6,349,091)     1,311,691      (41,860,572)     861,761
------------------------------------------------------------------------------------------------------------------------------------
   SHARE TRANSACTIONS:
     Proceeds from sale of shares
       Investment Class ...................           --   81,861,663       535,413      2,224,602      158,237,738   50,595,324
       Service Class ......................           --           --            --             --       13,104,765           --
     Value of distributions reinvested
       Investment Class ...................    3,125,208      100,156     1,468,752          8,578        1,534,207       11,119
       Service Class ......................           --           --            --             --               --           --
     Cost of shares redeemed
       Investment Class ...................           --  (81,585,615)           --       (147,757)     (39,629,283)  (3,542,365)
       Service Class ......................           --           --            --             --       (2,561,607)          --
------------------------------------------------------------------------------------------------------------------------------------
     Net increase (decrease) from share
       transactions .......................    3,125,208      376,204      2,004,165     2,085,423      130,685,820   47,064,078
------------------------------------------------------------------------------------------------------------------------------------
   TOTAL INCREASE (DECREASE) IN
     NET ASSETS ...........................   (4,111,353)   3,244,121    (4,344,926)     3,397,114       88,825,248   47,925,839
NET ASSETS
   Beginning of period ....................   13,323,805   10,079,684    11,989,262      8,592,148       47,925,839           --
------------------------------------------------------------------------------------------------------------------------------------
   End of period .......................... $  9,212,452  $13,323,805   $  ,644,336    $11,989,262    $ 136,751,087  $47,925,839
====================================================================================================================================
UNDISTRIBUTED (DISTRIBUTIONS IN EXCESS
   OF) NET INVESTMENT INCOME, END
   OF PERIOD .............................. $    132,404  $    70,225   $    62,132    $     4,747    $     492,244  $    67,354
------------------------------------------------------------------------------------------------------------------------------------
CHANGES IN FUND SHARES
   INVESTMENT CLASS:
     Shares sold ..........................           --    6,140,706        55,830        156,438       14,818,251    4,491,528
     Issued for distributions
       reinvested .........................      329,664        8,466       146,144            583          138,717        1,027
     Shares redeemed ......................           --   (6,121,059)           --         (8,237)      (4,034,433)    (308,252)
------------------------------------------------------------------------------------------------------------------------------------
Net increase (decrease) in fund shares ....      329,664       28,113       201,974        148,784       10,922,535    4,184,303
====================================================================================================================================
   SERVICE CLASS:
     Shares sold ..........................           --           --            --             --        1,271,847           --
     Issued for distributions reinvested ..           --           --            --             --               --           --
     Shares redeemed ......................           --           --            --             --         (252,521)          --
------------------------------------------------------------------------------------------------------------------------------------
Net increase (decrease) in fund shares ....           --           --            --             --        1,019,326           --
====================================================================================================================================

(a) For the period October 29, 1999 (inception) through September 30, 2000.
(b) For the period April 28, 2000 (inception) through September 30, 2000.

--------------
See Notes to Financial Statements.

STATEMENTS OF CHANGES IN NET ASSETS

-------------------------------------------------------------------------------------------------------------------------------
                                                         PREMIER                     PREMIER
                                                        RESEARCH               INTERNATIONAL                   INCOME
                                                     EQUITY FUND                 EQUITY FUND                     FUND
-------------------------------------------------------------------------------------------------------------------------------

                                                  YEAR         PERIOD         YEAR         PERIOD         YEAR         YEAR
                                                  ENDED         ENDED         ENDED         ENDED         ENDED        ENDED
                                                 9/30/01     9/30/00(B)      9/30/01     9/30/00(B)      9/30/01      9/30/00
-------------------------------------------------------------------------------------------------------------------------------
INCREASE (DECREASE) IN NET ASSETS
   OPERATIONS:
     Net investment income (loss) .........  $    53,499   $    27,498   $    97,591   $    70,674  $ 12,960,225  $ 10,230,035
     Net realized gain (loss) on
       investments, futures, written
       options, foreign currency
       transactions and swaps .............   (1,292,896)       87,081    (1,602,573)     (493,571)    8,207,376    (1,836,125)
     Net increase (decrease) in
       unrealized appreciation/
       (depreciation) on investments,
       futures, written options and
       foreign currency translations ......   (1,211,472)     (194,001)   (1,274,748)     (895,180)    5,128,699     3,239,890
-------------------------------------------------------------------------------------------------------------------------------
     Net increase (decrease) from
       operations .........................   (2,450,869)      (79,422)   (2,779,730)   (1,318,077)   26,296,300    11,633,800
-------------------------------------------------------------------------------------------------------------------------------
   DISTRIBUTIONS TO SHAREHOLDERS FROM:
     Net investment income
       Investment Class ...................      (21,847)           --      (119,323)           --   (13,416,862)  (10,343,294)
       Service Class ......................           --            --            --            --            --            --
     Net realized gains
       Investment Class ...................      (90,668)           --            --            --            --            --
-------------------------------------------------------------------------------------------------------------------------------
   TOTAL DISTRIBUTIONS ....................     (112,515)           --      (119,323)           --   (13,416,862)  (10,343,294)
-------------------------------------------------------------------------------------------------------------------------------
   Increase (decrease) in net assets
     from operations and distributions ....   (2,563,384)      (79,422)   (2,899,053)   (1,318,077)   12,879,438     1,290,506
-------------------------------------------------------------------------------------------------------------------------------
   SHARE TRANSACTIONS:
     Proceeds from sale of shares
       Investment Class ...................           --    30,881,763            --    30,620,452    69,427,250   117,547,050
       Service Class ......................           --            --            --            --            --            --
     Value of distributions reinvested
       Investment Class ...................      112,515            --       119,318            --    13,309,916    10,193,539
       Service Class ......................           --            --            --            --            --            --
     Cost of shares redeemed
       Investment Class ...................           --   (20,871,701)           --   (20,590,279)  (89,286,947)  (13,872,406)
       Service Class ......................           --            --            --            --            --            --
-------------------------------------------------------------------------------------------------------------------------------
     Net increase (decrease) from share
       transactions .......................      112,515    10,010,062       119,318    10,030,173    (6,549,781)  113,868,183
-------------------------------------------------------------------------------------------------------------------------------
   TOTAL INCREASE (DECREASE) IN
     NET ASSETS ...........................   (2,450,869)    9,930,640    (2,779,735)    8,712,096     6,329,657   115,158,689
NET ASSETS
   Beginning of period ....................    9,930,640            --     8,712,096            --   210,540,038    95,381,349
-------------------------------------------------------------------------------------------------------------------------------
   End of period ..........................  $ 7,479,771   $ 9,930,640   $ 5,932,361   $ 8,712,096  $216,869,695  $210,540,038
===============================================================================================================================
UNDISTRIBUTED (DISTRIBUTIONS IN EXCESS
   OF) NET INVESTMENT INCOME, END
   OF PERIOD ..............................  $    59,150   $    27,498   $    96,786   $   122,160  $    111,274  $    237,386
-------------------------------------------------------------------------------------------------------------------------------
CHANGES IN FUND SHARES
   INVESTMENT CLASS:
     Shares sold ..........................           --     3,001,279            --     3,002,960     7,077,748    12,470,867
     Issued for distributions
       reinvested .........................       11,782            --        14,840            --     1,353,979     1,080,804
     Shares redeemed ......................           --    (2,000,162)           --    (2,000,027)   (9,046,117)   (1,474,611)
-------------------------------------------------------------------------------------------------------------------------------
Net increase (decrease) in fund shares ....       11,782     1,001,117        14,840     1,002,933      (614,390)   12,077,060
===============================================================================================================================
   SERVICE CLASS:
     Shares sold ..........................           --            --            --            --            --            --
     Issued for distributions reinvested ..           --            --            --            --            --            --
     Shares redeemed ......................           --            --            --            --            --            --
-------------------------------------------------------------------------------------------------------------------------------
Net increase (decrease) in fund shares ....           --            --            --            --            --            --
===============================================================================================================================




STATEMENTS OF CHANGES IN NET ASSETS

-------------------------------------------------------------------------------------------------
                                                   STRATEGIC                  MONEY
                                                  INVESTMENT                 MARKET
                                                        FUND                   FUND
-----------------------------------------------------------------------------------------------

                                               YEAR        PERIOD       YEAR        YEAR
                                               ENDED        ENDED       ENDED       ENDED
                                              9/30/01    9/30/00(A)    9/30/01     9/30/00
-----------------------------------------------------------------------------------------------
INCREASE (DECREASE) IN NET ASSETS
   OPERATIONS:
     Net investment income (loss) ......... $   173,095   $  184,238  $ 1,427,949  $  256,491
     Net realized gain (loss) on
       investments, futures, written
       options, foreign currency
       transactions and swaps .............     (88,442)     249,899           (3)        (44)
     Net increase (decrease) in
       unrealized appreciation/
       (depreciation) on investments,
       futures, written options and
       foreign currency translations ......    (664,745)     332,457           --          --
-----------------------------------------------------------------------------------------------
     Net increase (decrease) from
       operations .........................    (580,092)     766,594    1,427,946     256,447
-----------------------------------------------------------------------------------------------
   DISTRIBUTIONS TO SHAREHOLDERS FROM:
     Net investment income
       Investment Class ...................    (194,799)     (45,000)    (294,444)   (256,450)
       Service Class ......................          --           --   (1,133,505)         --
     Net realized gains
       Investment Class ...................    (316,384)          --           --          --
-----------------------------------------------------------------------------------------------
   TOTAL DISTRIBUTIONS ....................    (511,183)     (45,000)  (1,427,949)   (256,450)
-----------------------------------------------------------------------------------------------
   Increase (decrease) in net assets
     from operations and distributions ....  (1,091,275)     721,594           (3)         (3)
-----------------------------------------------------------------------------------------------
   SHARE TRANSACTIONS:
     Proceeds from sale of shares
       Investment Class ...................     384,171    9,637,176    3,073,533   7,630,362
       Service Class ......................          --           --   45,833,273          --
     Value of distributions reinvested
       Investment Class ...................     511,183       44,996      298,707     250,362
       Service Class ......................          --           --    1,113,774          --
     Cost of shares redeemed
       Investment Class ...................  (1,350,659)  (2,759,712)  (3,344,955) (6,823,301)
       Service Class ......................          --           --   (6,053,376)         --
-----------------------------------------------------------------------------------------------
     Net increase (decrease) from share
       transactions .......................    (455,305)   6,922,460   40,920,956   1,057,423
-----------------------------------------------------------------------------------------------
   TOTAL INCREASE (DECREASE) IN
     NET ASSETS ...........................  (1,546,580)   7,644,054   40,920,953   1,057,420
NET ASSETS
   Beginning of period ....................   7,644,054           --    6,793,497   5,736,077
-----------------------------------------------------------------------------------------------
   End of period .......................... $6,097,474    $7,644,054  $47,714,450  $6,793,497
===============================================================================================
UNDISTRIBUTED (DISTRIBUTIONS IN EXCESS
   OF) NET INVESTMENT INCOME, END
   OF PERIOD .............................. $   120,120   $  142,218  $        39  $       39
-----------------------------------------------------------------------------------------------
CHANGES IN FUND SHARES
   INVESTMENT CLASS:
     Shares sold ..........................      37,396      952,075    3,073,534   7,630,362
     Issued for distributions
       reinvested .........................      49,390        4,373      298,707     250,362
     Shares redeemed ......................    (130,485)    (259,681)  (3,344,955) (6,823,301)
-----------------------------------------------------------------------------------------------
Net increase (decrease) in fund shares ....     (43,699)     696,767       27,286   1,057,423
===============================================================================================
   SERVICE CLASS:
     Shares sold ..........................          --           --   45,833,273          --
     Issued for distributions reinvested ..          --           --    1,113,774          --
     Shares redeemed ......................          --           --   (6,053,376)         --
-----------------------------------------------------------------------------------------------
Net increase (decrease) in fund shares ....          --           --   40,893,671          --
===============================================================================================



                                NOTES TO FINANCIAL STATEMENTS September 30, 2001
--------------------------------------------------------------------------------


1.   ORGANIZATION OF THE FUNDS

GE Institutional Funds (the "Trust") is registered under the Investment Company Act of 1940, as amended, (the "1940 Act") as an open-end management investment company. The Trust was organized as a Delaware business trust on May 23, 1997, and is authorized to issue an unlimited number of shares. It is currently comprised of seventeen investment funds (each a "Fund" and collectively the "Funds") although only the following fifteen are currently being offered: U.S. Equity Fund, S&P 500 Index Fund, Value Equity Fund, Mid-Cap Growth Fund, Mid-Cap Value Equity Fund, Small-Cap Value Equity Fund, International Equity Fund, Europe Equity Fund, Emerging Markets Fund, Premier Growth Equity Fund, Premier Research Equity Fund, Premier International Equity Fund, Income Fund, Strategic Investment Fund and Money Market Fund. The Funds are presently authorized to issue two classes of shares -- the Investment Class and the Service Class. As of September 30, 2001, the following Funds had two share classes active: U.S. Equity Fund, International Equity Fund, Premier Growth Fund and Money Market Fund. The Trust expects that most of the time each Fund will have relatively few shareholders (as compared with most mutual funds), but that these shareholders will invest substantial amounts in a Fund (minimum initial investment requirements are described in the current prospectus of the Funds).

2.  SUMMARY OF SIGNIFICANT
    ACCOUNTING POLICIES

The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions at the date of the financial statements. Actual results may differ from those estimates.

The following summarizes the significant accounting policies of the Trust:

SECURITY VALUATION AND TRANSACTIONS Securities for which exchange (or NASDAQ) quotations are readily available are valued at the last sale price, or if no sales occurred on that day, at the last quoted bid price. Certain fixed income securities are valued by a dealer or by a pricing service based upon a matrix system, which considers market transactions as well as dealer supplied valuations. Short-term investments maturing within 60 days are valued at amortized cost or original cost plus accrued interest, both of which approximate current value. Fund positions that cannot be valued as set forth above are valued at fair value determined in good faith under procedures approved by the Board of Trustees of the Funds.

In accordance with Rule 2a-7 of the 1940 Act, the Money Market Fund values its securities initially at cost and, thereafter, securities are assumed to have a constant amortization to maturity of any discount or premium. Amortized cost approximates fair value.

Security transactions are accounted for as of the trade date. Realized gains and losses on investments sold are recorded on the basis of identified cost for both financial statement and federal tax purposes.

Each Fund's income, expenses (other than distribution fees) and realized and unrealized gains and losses are allocated proportionally each day among the classes based upon the relative net assets of each class.

REPURCHASE AGREEMENTS Each of the Funds may enter into repurchase agreements. The Funds' custodian takes possession of the collateral pledged for investments in repurchase agreements on behalf of the Funds. The Funds value the underlying collateral daily on a mark-to-market basis to determine that the value, including accrued interest, is at least equal to 102% of the repurchase price. In the event the seller defaults and the value of the security declines, or if the seller enters an insolvency proceeding, realization of the collateral by the Funds may be delayed or limited.

SECURITY LENDING Each of the Funds may loan securities to brokers, dealers, and financial institutions determined by GE Asset Management ("GEAM") to be creditworthy, subject to certain limitations. The Funds continue to receive the interest and dividends on the loaned securities during the term of the loan. The loans of securities are secured by collateral in the form of cash or other liquid assets, which are segregated and maintained with the custodian in an amount at least equal to 102% of the current market value of the loaned securities. During the term of the loan, a Fund will record any gain or loss in the market value of its loaned securities and of securities in which cash collateral is invested. A Fund will also earn interest, net of any rebate, from securities in which cash collateral is invested. In the event the counterparty (borrower) does not meet its contracted obligation to return the securities, the Funds may be exposed to the risk of loss of reacquiring the loaned securities at prevailing market prices using the proceeds of the sale of the collateral.

FOREIGN CURRENCY Accounting records of the Funds are maintained in U.S. dollars. Investment securities and other assets and liabilities denominated in a foreign currency are translated to U.S. dollars at the prevailing rates of exchange at period end. Purchases and sales of securities, income receipts and expense payments denominated in foreign currencies are translated into U.S. dollars at the prevailing exchange rate on the respective dates of such transactions.

The Funds do not isolate the portion of the results of operations resulting from changes in foreign exchange rates from the

                                NOTES TO FINANCIAL STATEMENTS September 30, 2001
--------------------------------------------------------------------------------

fluctuations arising from changes in the market prices of securities during the period. Such fluctuations are included in the net realized or unrealized gain or loss from investments. Net realized gains or losses on foreign currency transactions represent net gains or losses on sales and maturities of foreign currency contracts, disposition of foreign currencies, the difference between the amount of net investment income and withholding taxes accrued and the U.S. dollar amount actually received and paid, and gains or losses between the trade and settlement date on purchases and sales of securities. Net unrealized foreign exchange gains and losses arising from changes in the value of other assets and liabilities as a result of changes in foreign exchange rates are included as increases or decreases in unrealized appreciation/ depreciation on foreign currency related transactions.

FUTURES CONTRACTS Certain Funds may invest in interest rate, financial and stock or bond index futures contracts subject to certain limitations. The Funds may invest in futures contracts to manage their exposure to the stock and bond markets and fluctuations in currency values. Buying futures tends to increase a Fund's exposure to the underlying instrument while selling futures tends to decrease a Fund's exposure to the underlying instrument, or hedge other Fund investments. A Fund will not enter into a transaction involving futures for speculative purposes. The Fund's risks in using these contracts include changes in the value of the underlying instruments, non-performance of the counterparties under the contracts' terms and changes in the liquidity of the secondary market for the contracts. Futures contracts are valued at the settlement price established each day by the board of trade or exchange on which they principally trade.

Upon entering into a financial futures contract, the Funds are required to pledge to the broker an amount of cash and/or other assets equal to a certain percentage of the contract amount, known as initial margin deposit. Subsequent payments, known as variation margin, are made or received by the Funds each day, depending on the daily fluctuation in the fair value of the underlying security. The Funds record an unrealized gain or loss equal to the daily variation margin. Should market conditions move unexpectedly, a Fund may not achieve the anticipated benefits of the futures contracts and may incur a loss. The Funds recognize a realized gain or loss on the expiration or closing of a futures contract.

OPTIONS Certain Funds may purchase and write options, subject to certain limitations. The Funds may invest in options contracts to manage their exposure to the stock and bond markets and fluctuations in foreign currency values. Writing puts and buying calls tend to increase a Fund's exposure to the underlying instrument while buying puts and writing calls tend to decrease a Fund's exposure to the underlying instrument, or hedge other Fund investments. A Fund will not enter into a transaction involving options for speculative purposes. The Funds' risks in using these contracts include changes in the value of the underlying instruments, non-performance of the counterparties under the contracts' terms and changes in the liquidity of the secondary market for the contracts. Options are valued at the last sale price, or if no sales occurred on that day, at the last quoted bid price.

When a Fund writes an option, the amount of the premium received is recorded as a liability and is subsequently adjusted to the current fair value of the option written. Premiums received from writing options that expire unexercised are treated by the Funds on the expiration date as realized gains from investments. The difference between the premium and the amount paid on effecting a closing purchase transaction, including brokerage commissions, is also treated as a realized gain, or if the premium is less than the amount paid for the closing purchase, as a realized loss. When an option is exercised, the proceeds from the sale of the underlying security or the cost basis of the securities purchased is adjusted by the original premium received or paid.

SWAP CONTRACTS Certain Funds may invest in swap agreements. A swap agreement is an agreement to exchange the return generated by one instrument for the return generated by another instrument. The Funds may enter into total return swaps as part of their investment strategies. Total return swap agreements involve commitments to pay interest in exchange for a market linked return based upon a notional principal amount. To the extent the total return of the security or index underlying the agreement exceeds or falls short of the offsetting interest rate obligation, a Fund will receive a payment from or make a payment to the counterparty. Swaps are marked to market daily based upon the underlying security or index. Payments received or made are recorded as realized gain or loss in the Statement of Operations. Entering into swap agreements involves, to varying degrees, elements of credit and market risk in excess of the amounts recognized on the Statement of Assets and Liabilities. Such risks involve the possibility that there will be no liquid market for these agreements, that the counterparty to the agreements may default on its obligation to perform and that there may be unfavorable changes in the value of the index or securities underlying the agreement. Notional principal amounts are used to express the extent of involvement in these transactions, but the amounts potentially subject to credit risk are much smaller.

WHEN-ISSUED SECURITIES AND FORWARD COMMITMENTS Each of the Funds may purchase or sell securities on a when-issued or forward commitment basis. These transactions are arrangements in which the Funds purchase and sell securities with payment and delivery scheduled a month or

                                NOTES TO FINANCIAL STATEMENTS September 30, 2001
--------------------------------------------------------------------------------


more after entering into the transaction. The price of the underlying securities and the date when these securities will be delivered and paid for are fixed at the time the transaction is negotiated. Losses may arise due to changes in the market value of the underlying securities or if the counterparty does not perform under the commitments. In connection with such purchases, the Funds maintain cash or liquid assets in an amount equal to the purchase commitments for such underlying securities until settlement date and for sales commitments the Funds maintain equivalent deliverable securities as "cover" for the transaction. Unsettled commitments are valued at the current market value of the underlying security. Daily fluctuations in the value of such commitments are recorded as unrealized gains or losses. The Funds will not enter into such commitments for the purpose of investment leverage.

FORWARD FOREIGN CURRENCY EXCHANGE CONTRACTS Certain Funds may enter into forward foreign currency exchange contracts to facilitate transactions in foreign denominated securities and to manage the Funds' currency exposure. Forward foreign currency exchange contracts are valued at the mean between the bid and the offered forward rates as last quoted by a recognized dealer. The aggregate principal amounts of the contracts are not recorded in the Funds' financial statements. Such amounts appear under the caption forward foreign currency contracts in the Schedule of Investments. Fluctuations in the value of the contracts are recorded in the Statement of Assets and Liabilities as an asset (or liability) and in the Statement of Operations as unrealized appreciation (depreciation) until the contracts are closed, when they are recorded as realized gains or losses on foreign currency related transactions. The Funds' risks in using these contracts include changes in the value of foreign currency or the possibility that the counterparties do not perform under the contracts' terms. When a Fund enters into a forward foreign currency exchange contract, it is required to segregate cash or liquid securities with its custodian in an amount equal to the value of the Fund's total assets committed to the consummation of the forward contract. If the value of the segregated securities declines, additional cash or securities is segregated so that the value of the account will equal the amount of the Fund's commitment with respect to the contract.

INVESTMENTS IN FOREIGN MARKETS Investing in foreign markets may involve special risks and considerations not typically associated with investing in the United States. These risks include revaluation of currencies, high rates of inflation, restrictions on repatriation of income and capital, and adverse political and economic developments. Moreover, securities issued in these markets may be less liquid, subject to government ownership controls, tariffs and taxes, subject to delays in settlements, and their prices may be more volatile.

The Funds may be subject to capital gains and repatriation taxes imposed by certain countries in which they invest. Such taxes are generally based upon income and/or capital gains earned or repatriated. Taxes are accrued based on net investment income, net realized gains and net unrealized appreciation as income and/or capital gains are earned.

INCOME TAXES The Funds intend to comply with all sections of the Internal Revenue Code applicable to regulated investment companies including the distribution of substantially all of their taxable net investment income and net realized capital gains to their shareholders. Therefore, no provision for federal income tax has been made. Each Fund is treated as a separate taxpayer for federal income tax purposes.

As of September 30, 2001, the following Funds have capital loss carryovers as indicated below. The capital loss carryover is available to offset future realized capital gains to the extent provided in the Internal Revenue Code and regulations thereunder. To the extent that these carryover losses are used to offset future capital gains, it is probable that the gains so offset will not be distributed to shareholders because they would be taxable as ordinary income.


Fund                                            Amount           Expires
---------------------------------------------------------------------------
Value Equity Fund                              $401,673             2009
International Equity Fund                       831,308             2009
Europe Equity Fund                              348,486             2009
Emerging Markets Fund                            97,797             2009
Premier Research Equity Fund                    100,460             2009
Premier International Equity Fund               618,920             2009
Money Market Fund                                    27             2008
                                                     44             2009

                                NOTES TO FINANCIAL STATEMENTS September 30, 2001
--------------------------------------------------------------------------------


Any net capital and currency losses incurred after October 31, within each Fund's tax year, are deemed to arise on the first day of the Fund's next tax year if the Fund so elects to defer such losses. The Funds elected to defer losses incurred after October 31, 2000 as follows:


Fund                                           Currency             Capital
--------------------------------------------------------------------------------
U.S. Equity Fund                                  $   57            6,749,253
S&P 500 Index Fund                                    --            9,499,604
Value Equity Fund                                     --            6,978,640
Mid-Cap Growth Fund                                   10              279,309
International Equity Fund                        186,155           29,768,021
Europe Equity Fund                                    --            1,249,431
Emerging Markets Fund                             25,355              526,061
Premier Growth Equity Fund                            --            3,375,235
Premier Research Equity Fund                          --            1,151,058
Premier International Equity Fund                  1,910            1,515,664
Strategic Investment Fund                             --               95,357
Money Market Fund                                     --                    3

DISTRIBUTIONS TO SHAREHOLDERS The Income Fund and Money Market Fund declare investment income dividends daily and pay them monthly. All other Funds declare and pay dividends from net investment income annually. All Funds declare and pay distributions annually of net realized capital gains in excess of capital loss carryforwards. The character of income and gains to be distributed is determined in accordance with income tax regulations which may differ from generally accepted accounting principles. These differences include (but are not limited to) swaps, treatment of realized and unrealized gains and losses on forward foreign currency exchange contracts, paydown gains and losses on mortgage-backed securities, and losses deferred due to wash sale transactions. Reclassifications are made to the Funds' capital accounts to reflect income and gains available for distribution (or available capital loss carryovers) under income tax regulations. These reclassifications have no impact on net investment income, realized gains or losses, or net asset value of the Funds. The calculation of net investment income per share in the Financial Highlights table excludes these adjustments.

INVESTMENT INCOME Corporate actions (including cash dividends) are recorded on ex-dividend date, net of applicable withholding taxes, except for certain foreign corporate actions which are recorded as soon after ex-dividend date as such information becomes available. Interest income is recorded on the accrual basis. All discounts and premiums on taxable bonds are accreted to call or maturity date, whichever is shorter, using the effective yield method.

REVISED AUDIT AND ACCOUNTING GUIDE  In November
2000, the AICPA issued a revised Audit and Accounting Guide, Audits of Investment Companies, (the "Guide"), which is effective for fiscal years beginning after December 15, 2000. The Guide requires changes for investment company financial statements. These changes will have no impact on the Funds' net asset values.

EXPENSES The Funds pay a "unitary fee" equivalent to the Funds' advisory and administration fee. This fee includes any normal operating expenses payable by the Funds, except for fees paid to the Trust's independent Trustees, brokerage fees and fees that are not normal operating expenses of the Funds (such as extraordinary expenses, interest and taxes).

3. LINE OF CREDIT
Effective December 20, 2000, and expiring December 19, 2001, the Trust shares a revolving credit facility of up to $50 million with a number of its affiliates. The credit facility is with its custodian bank, State Street Bank and Trust Company. The revolving credit facility requires the payment of a commitment fee equal to 0.08% per annum on the daily unused portion of the credit facility, payable quarterly. The portion borne by the Funds generally is borne proportionally based upon net assets. Generally, borrowings under the credit facility would accrue interest at the Federal Funds Rate plus 50 basis points and would be borne by the borrowing Fund. The maximum borrowing allowed by any one Fund is the lesser of its prospectus limitation, 20% of its net assets, or $50 million. The credit facility was not utilized by the Trust during the year ended September 30, 2001.

4. FEES AND COMPENSATION
    PAID TO AFFILIATES
ADVISORY AND ADMINISTRATION FEES Compensation of GEAM, a wholly-owned subsidiary of General Electric Company, for investment advisory and administrative services is paid monthly based on the average daily net assets of each Fund. The advisory and administrative fee is stated in the following schedule:


                                                                                    NOTES TO FINANCIAL STATEMENTS September 30, 2001
------------------------------------------------------------------------------------------------------------------------------------


                                                                  Average Daily                              Advisory and
                                                                Net Assets of Fund                        Administration Fees*
------------------------------------------------------------------------------------------------------------------------------------
U.S. Equity Fund                                               First $25 million                                  .55%
Value Equity Fund                                               Next $25 million                                  .45%
Mid-Cap Growth Fund                                             Over $50 million                                  .35%
Premier Growth Equity Fund
Premier Research Equity Fund
------------------------------------------------------------------------------------------------------------------------------------
S&P 500 Index Fund                                                    All Assets                                  .15%
------------------------------------------------------------------------------------------------------------------------------------
Mid-Cap Value Equity Fund                                      First $25 million                                  .65%
                                                                Next $25 million                                  .60%
                                                                Over $50 million                                  .55%
------------------------------------------------------------------------------------------------------------------------------------
Small-Cap Value Equity Fund                                    First $25 million                                  .70%
                                                                Next $25 million                                  .65%
                                                                Over $50 million                                  .60%
------------------------------------------------------------------------------------------------------------------------------------
International Equity Fund                                      First $25 million                                  .75%
Europe Equity Fund                                              Next $50 million                                  .65%
Premier International Equity Fund                               Over $75 million                                  .55%
------------------------------------------------------------------------------------------------------------------------------------
Emerging Markets Fund                                          First $50 million                                 1.05%
                                                                Over $50 million                                  .95%
------------------------------------------------------------------------------------------------------------------------------------
Income Fund                                                    First $25 million                                  .35%
                                                                Next $25 million                                  .30%
                                                                Next $50 million                                  .25%
                                                               Over $100 million                                  .20%
------------------------------------------------------------------------------------------------------------------------------------
Strategic Investment Fund                                      First $25 million                                  .45%
                                                                Next $25 million                                  .40%
                                                                Over $50 million                                  .35%
------------------------------------------------------------------------------------------------------------------------------------
Money Market Fund                                              First $25 million                                  .25%
                                                                Next $25 million                                  .20%
                                                                Next $50 million                                  .15%
                                                               Over $100 million                                  .10%
------------------------------------------------------------------------------------------------------------------------------------

* From time to time, GEAM may waive or reimburse advisory or administrative fees paid by a Fund.


DISTRIBUTION AND SHAREHOLDER SERVICING FEES The Funds have adopted a Shareholder Servicing and Distribution Plan ("the Plan") pursuant to Rule 12b-1 under the 1940 Act with respect to each Fund. Each Fund pays GE Investment Distributors, Inc. ("GEID"), a wholly-owned subsidiary of GE Financial Assurance Holdings, Inc. (an indirect wholly-owned subsidiary of General Electric Company) and the Funds' principal underwriter, a monthly fee for distribution and/or shareholder services provided, at an annual rate of the average daily net assets attributable to each applicable class of shares. The annual rate applicable is 0.25% for Service Class shares. Currently, Investment Class shares are not subject to a 12b-1 fee.

TRUSTEE COMPENSATION The Funds pay no compensation to their Trustees who are officers or employees of GEAM or its affiliates. Trustees who are not such officers or employees also serve in a similar capacity to other Funds advised by GEAM. The Trustees receive an annual fee of $48,000 and an additional fee of $500 per Trustees' meeting attended in person and $250 per telephone meeting. These fees are allocated proportionally among all of the Funds served by the Trustees and are based upon the relative net assets of each Fund.

                                NOTES TO FINANCIAL STATEMENTS September 30, 2001
--------------------------------------------------------------------------------


5. SUB-ADVISORY FEES

Pursuant to investment sub-advisory agreements with GEAM, effective May 1, 2001, SSgA Funds Management, Inc., ("SSgA"), is the Sub-Adviser to the S&P 500 Index Fund (prior thereto an affiliate of SSgA served as the sub-adviser to that Fund) and Palisade Capital Management, LLC ("Palisade") is the Sub-Adviser to the Small-Cap Value Equity Fund.

SSgA and Palisade are responsible for the day-to-day portfolio management of the assets of their respective Funds, including the responsibility for making decisions to buy, sell or hold a particular security, under the general supervision of GEAM and the Board of Trustees.

For their services, GEAM pays SSgA and Palisade monthly sub-advisory fees which are calculated as a percentage of the average daily net assets of the respective Funds.

Effective October 1, 2000, GEAM, as Investment Adviser to the Mid-Cap Value Equity Fund, assumed day-to-day portfolio management responsibility from NWQ Investment Management Company, the previous Sub-Adviser to the
Mid-Cap Value Equity Fund.



6. INVESTMENT TRANSACTIONS

PURCHASES AND SALES OF SECURITIES The cost of purchases and the proceeds from sales of investments, other than short-term securities and options, for the period ended September 30, 2001, were as follows:



                                           Purchases               Sales
--------------------------------------------------------------------------------
U.S. Equity Fund                         $185,246,908         $133,298,059
S&P 500 Index Fund                          7,025,877           64,366,973
Value Equity Fund                          66,769,378           61,149,423
Mid-Cap Growth Fund                         8,632,055            8,217,154
Mid-Cap Value Equity Fund                  14,625,217           11,910,691
Small-Cap Value Equity Fund                30,051,916           29,959,122
International Equity Fund                 126,386,422          144,546,635
Europe Equity Fund                          5,221,347            5,285,236
Emerging Markets Fund                       6,673,090            5,823,258
Premier Growth Equity Fund                168,015,608           40,079,672
Premier Research Equity Fund               10,752,178           10,630,282
Premier International Equity Fund           4,625,106            4,442,457
Income Fund                               806,260,209          791,321,007
Strategic Investment Fund                   2,128,948            2,474,946

AGGREGATE UNREALIZED APPRECIATION AND DEPRECIATION Aggregate gross unrealized appreciation/(depreciation) of investments for each Fund at September 30, 2001 was as follows:

                                                                                                             Net
                                              Gross                           Gross                      Unrealized
                                           Unrealized                      Unrealized                   Appreciation/
                                          Appreciation                    Depreciation                 (Depreciation)
------------------------------------------------------------------------------------------------------------------------------------

U.S. Equity Fund                          $14,245,818                      $41,232,149                 $(26,986,331)
S&P 500 Index Fund                          5,012,119                       19,493,984                  (14,481,865)
Value Equity Fund                           3,845,088                       13,778,987                   (9,933,899)
Mid-Cap Growth Fund                         1,964,455                        3,033,083                   (1,068,628)
Mid-Cap Value Equity Fund                   1,160,580                        1,839,925                     (679,345)
Small-Cap Value Equity Fund                 2,314,393                        2,578,851                     (264,458)
International Equity Fund                   3,630,368                      104,323,247                 (100,692,879)
Europe Equity Fund                            325,874                        3,171,896                   (2,846,022)
Emerging Markets Fund                         390,233                        3,569,523                   (3,179,290)
Premier Growth Equity Fund                  3,346,528                       38,836,604                  (35,490,076)
Premier Research Equity Fund                  221,501                        1,626,974                   (1,405,473)
Premier International Equity Fund              55,298                        2,225,446                   (2,170,148)
Income Fund                                 7,298,619                        1,427,209                    5,871,410
Strategic Investment Fund                     515,724                          848,040                     (332,316)

The aggregate cost of each Fund's investments was substantially the same for book and federal income tax purposes at
September 30, 2001.


                                                                                  NOTES TO FINANCIAL STATEMENTS  September 30, 2001
------------------------------------------------------------------------------------------------------------------------------------


OPTIONS Activity during the period ended September 30, 2001, in written options was as follows:

                                                                                     SMALL-CAP VALUE FUND
                                                                 --------------------------------------------------------
                                                                        Number
                                                                    of Contracts                                Premium
------------------------------------------------------------------------------------------------------------------------------------
Balance as of September 30, 2000                                         36                                     $6,272
Written                                                                  --                                         --
Closed and Expired                                                      (36)                                    (6,272)
Exercised                                                               --                                         --
------------------------------------------------------------------------------------------------------------------------------------

Balance as of September 30, 2001                                         --                                         --

                                                                                    EMERGING MARKETS FUND
                                                                 --------------------------------------------------------
                                                                      Number
                                                                  of Contracts                                 Premium
------------------------------------------------------------------------------------------------------------------------------------
Balance as of September 30, 2000                                         --                                   $     --
Written                                                                   9                                      9,012
Closed and Expired                                                       (9)                                    (9,012)
Exercised                                                                --                                         --
------------------------------------------------------------------------------------------------------------------------------------
Balance as of September 30, 2001                                         --                                         --

SWAP AGREEMENTS Open swap transactions held by the Funds consisted of the following as of September 30, 2001


INCOME FUND                                                                                                 Notional Amount
------------------------------------------------------------------------------------------------------------------------------------

Total Return Swap with Morgan Stanley Capital Services Inc. on the investment grade portion of the Lehman Brothers CMBS Index. Fund receives/pays the positive/negative return on the Index and pays one month LIBOR minus 40 basis points monthly,
expires month January 31, 2002.                                                                             $ 2,346,000

SECURITY LENDING At September 30, 2001, the Income Fund, which is the only Fund that participated in securities lending, had loaned securities having a value, including accrued interest, of approximately $28,361,036 and received $29,014,345 in cash as collateral.


                                                                                   NOTES TO FINANCIAL STATEMENTS  September 30, 2001
------------------------------------------------------------------------------------------------------------------------------------


7. BENEFICIAL INTEREST

The number of shareholders each owning 5% or more of a Fund are listed below. The total percentage of a Fund held by such shareholders as well as the percentage of a Fund held by certain direct and indirect wholly-owned subsidiaries of
General Electric Company and their respective investment plans ("GE Affiliates") at September 30, 2001 are:

                                                            5% or Greater
                                                             Shareholders
                                                 -----------------------------------------
                                                                                 % of                   % of Fund Held
                                                   Number                      Fund Held               by GE Affiliates*
------------------------------------------------------------------------------------------------------------------------------------
U.S. Equity Fund                                     7                              90%                        56%
S&P 500 Index Fund                                   2                              89%                        89%
Value Equity Fund                                    8                              76%                        25%
Mid-Cap Growth Fund                                  3                              97%                        83%
Mid-Cap Value Equity Fund                            3                              96%                        78%
Small-Cap Value Equity Fund                          4                              97%                        83%
International Equity Fund                            4                              82%                        53%
Europe Equity Fund                                   1                             100%                       100%
Emerging Markets Fund                                4                              94%                        69%
Premier Growth Equity Fund                           5                              88%                         6%
Premier Research Equity Fund                         1                             100%                       100%
Premier International Equity Fund                    1                             100%                       100%
Income Fund                                          4                              73%                        36%
Strategic Investment Fund                            1                             100%                       100%
Money Market Fund                                    2                              94%                         7%

Investment activities of these shareholders could have a material impact on these Funds.

* INCLUDED IN THE 5% OR GREATER SHAREHOLDERS PERCENTAGE.

                                               REPORT OF INDEPENDENT ACCOUNTANTS
--------------------------------------------------------------------------------


To the Shareholders and Trustees of GE Institutional Funds

In our opinion, the accompanying statements of assets and liabilities, including the schedules of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of each of the funds constituting GE Institutional Funds (the "Trust") at September 30, 2001, and the results of each of their operations, the changes in each of their net assets and the financial highlights for the periods indicated, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Trust's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with auditing standards generally accepted in the United States of America, which require that we plan and perform the audits to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at September 30, 2001 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP
Boston, Massachusetts
November 20, 2001

                                                     TAX INFORMATION (unaudited)
--------------------------------------------------------------------------------

For the ordinary income distribution paid during the year ended September 30, 2001, the total amount of qualified passive income received by the GE Institutional Funds from sources within foreign countries and possessions of the United States per share is below.
The total amount of taxes paid by the Funds to such countries per share is also below.


                                      Foreign Source        Foreign Taxes
Fund                                 Income Per Share      Paid Per Share
-------------------------------------------------------------------------------
International Equity Fund                $0.23719             $0.02964
Europe Equity Fund                        0.23235              0.02977
Premier International Equity Fund         0.09580              0.00927


During the year ended September 30, 2001, the following GE Institutional Funds paid to shareholders of record on December 12, 2000 the following long-term capital gain dividends.

Fund                                     Per Share Amount
-----------------------------------------------------------------
U.S. Equity Fund                            $ 1.12700
S&P 500 Index Fund                            1.08153
Mid-Cap Growth Fund                           0.89030
Mid-Cap Value Equity Fund                     0.21147
Small-Cap Value Equity Fund                   0.04948
International Equity Fund                     0.96551
Europe Equity Fund                            0.76046
Emerging Markets Fund                         1.60787


Please consult a tax advisor if you have any questions about Federal or State income tax laws or on how to prepare your tax returns. If you have specific questions about your Fund account, please consult your investment representative or call 1-800-242-0134.

                                                                 INVESTMENT TEAM
--------------------------------------------------------------------------------

EUGENE K. BOLTON
--------------------------------------------------------------------------------
PORTFOLIO MANAGER FOR U.S. EQUITY FUND
Gene is responsible for managing GEAM's U.S. Equity Operation and also personally manages the US Equity Select Strategy. Gene joined GE in 1964 and, after completing GE's Financial Management Program, held a number of financial and strategic planning positions in the U.S. and Europe. His experience includes assignments with GE's Medical Systems and Major Appliance businesses as well as Corporate Finance. Joining GE Asset Management in 1984 as Chief Financial Officer, he moved to equities as a Portfolio Manager in 1986 and managed a GE Pension Fund portfolio through 1991 when he was named to his present position. Gene is a trustee of the GE Pension Trust and GE's Employee Savings Plan as well as chairman of GEAM's Asset Allocation committee. He is also a trustee of Rensselaer Polytechnic Institute and chairman of their investment committee, a trustee of the Investment Management Workshop, and a past member of the New York Stock Exchange Pension Advisory Committee. Gene is a graduate of Mundelein College with a BA degree in Business and Management.

CHRIS BROWN
--------------------------------------------------------------------------------
CO-PORTFOLIO MANAGER FOR PREMIER RESEARCH EQUITY FUND
Chris Brown is a Senior Vice President with GE Asset Management. He is responsible for managing a number of institutional portfolios, including the co-managed GE U.S. Research Select portfolio, which is part of the GE US Equity portfolio. Chris began his career at GE in 1981, spending two years in the Financial Management Program. He then spent the next two years as an International Sector Financial Analyst with Sadelmi New York, Inc., a GE subsidiary, and joined Stamford, CT-based GE Asset Management in 1985. Chris is a cum laude graduate in economics from Bucknell University and is the holder of a Chartered Financial Analyst designation.

DAVID CARLSON
--------------------------------------------------------------------------------
PORTFOLIO MANAGER FOR THE PREMIER GROWTH EQUITY FUND
CO-PORTFOLIO MANAGER FOR THE STRATEGIC INVESTMENT FUND
Dave Carlson is the Senior Vice President with GE Asset Management responsible for managing U.S. and Growth equity portfolios. He joined GE in 1980 as part of the GE Financial Management Program. He has nineteen years investment experience. He is a Trustee for the GE Canada Pension Trust, a Chartered Financial Analyst, and a member of the New York Society of Security Analysts. Dave is a graduate of Indiana University with a BS in Finance.

PETER HATHAWAY
--------------------------------------------------------------------------------
PORTFOLIO MANAGER FOR VALUE EQUITY FUND
Pete is a Senior Vice president of GE Asset Management and heads the US Large Cap Value Equity Team. Mr. Hathaway has more than thirty-nine years of investment experience and has been with GE Asset Management since 1985. He was a Senior Vice President and Portfolio Manager at Ameritrust from 1975 to 1985, and has previously held positions at Merrill Lynch, Equitable Life and US Trust. Mr. Hathaway holds a Bachelor's degree in Finance from Arizona State University and an MBA from the Wharton School at the University of Pennsylvania.

BRIAN HOPKINSON
--------------------------------------------------------------------------------
PORTFOLIO MANAGER FOR THE PREMIER INTERNATIONAL EQUITY FUND
Brian Hopkinson is Senior Vice President and Portfolio Manager with GE Asset Management's International Equities team. Brian joined GEAM in 1996. He has twenty-two years of investment experience, eleven years earned in London and eleven in the New York/Stamford area. Before joining GE Asset Management he was with the Columbus Circle Investors and Fiduciary Trust Company International. He received a Bachelor of Science (Honours) degree in Mathematics/ Statistics from the University of Leeds and is an Associate of the Institute of Actuaries.

RALPH LAYMAN
--------------------------------------------------------------------------------
PORTFOLIO MANAGER FOR INTERNATIONAL EQUITY FUND
PORTFOLIO MANAGER FOR EMERGING MARKETS FUND
CO-PORTFOLIO MANAGER FOR THE STRATEGIC INVESTMENT FUND
Ralph Layman is responsible for managing GE Asset Management's International Equity operations. Ralph is an Executive Vice President of GEAM, a Trustee for the GE Pension Trust and a member of the Asset Allocation committee. He has twenty-one years of experience in the business, including five years as a Vice President and Portfolio Manager of Templeton Investment Counsel, Inc. where he managed global equity institutional accounts. He was instrumental in forming Templeton's Emerging Markets Fund, the first listed emerging markets equity fund in the U.S. in 1987. Ralph is the holder of a Chartered Financial Analyst designation, a charter member of the International Society of Security Analysts and a member of the New York Society of Security Analysts. He is also a member of the New York Stock Exchange International Capital Markets Advisory Committee and a member of the Frank Russell 20/20 Executive Committee. He holds a BS in Economics and an MS in Finance from the University of Wisconsin.

ROBERT MACDOUGALL
--------------------------------------------------------------------------------
PORTFOLIO MANAGER FOR THE INCOME FUND
PORTFOLIO MANAGER FOR THE MONEY MARKET FUND
CO-PORTFOLIO MANAGER FOR THE STRATEGIC INVESTMENT FUND
Robert MacDougall is Chief Investment Officer and Lead Portfolio Manager for GE Asset Management's fixed income investment team. Bob joined GEAM in 1986 as Vice President. He became a Senior Vice President in 1993 and Executive Vice President in 1997. Bob has over twenty-eight years of investment experience. Prior to joining GEAM, Bob held a

--------------------------------------------------------------------------------

variety of Financial Management positions within GE's Corporate Treasury and Financial Planning departments. Bob received both his Masters and Bachelor in Business Administration from the University of Massachusetts.

RICHARD L. SANDERSON
--------------------------------------------------------------------------------
CO-PORTFOLIO MANAGER FOR PREMIER RESEARCH EQUITY FUND
Dick Sanderson, Senior Vice President, is responsible for directing the efforts of the U.S. Equity research team. In addition, Dick shares portfolio management responsibility for the U.S. Equity Select and U.S. Research Select portfolios. He has twenty-nine years of investment experience, six with GE Asset Management. Prior to joining GEAM, Dick held positions with Alliance Capital, Neuberger and Berman, Investors Diversified Services, First National Bank of Denver, and Northern Trust Company. During his career, he was voted "Best of Buy Side" three times by Institutional Investor magazine. He received both a BA (Anthropology) and MBA (Finance) from the University of Michigan and is the holder of a Chartered Financial Analyst designation.

MICHAEL SOLECKI
--------------------------------------------------------------------------------
PORTFOLIO MANAGER FOR THE EUROPE EQUITY FUND
Michael Solecki is Senior Vice President of GE Asset Management with International Equity portfolio management responsibilities, with particular research emphasis on European securities. Michael has fourteen years of investment experience, ten of them with GE. After completing the GE Financial Management Program, Michael became an international securities analyst with GE Asset Management. He was based in our affiliated European office in London, England from 1992-1995. Before joining GE, Michael worked for Monarch Capital Corporation as a financial analyst. He has an MBA from Fordham University, a BS in Finance from Western New England College and is a holder of the Chartered Financial Analyst designation.

DIANE WEHNER
--------------------------------------------------------------------------------
PORTFOLIO MANAGER FOR THE MID-CAP GROWTH FUND
Diane Wehner is a Vice President with GE Asset Management responsible for Mid-Cap Growth portfolios. Diane has sixteen years of investment experience. Prior to joining GE Asset Management in 2001, she was a Vice President-Senior Portfolio Manager with Benefit Capital Management Corporation. Diane holds a Chartered Financial Analyst designation, a BA in economics from Drew University, and a MBA in finance from New York University.

CHIP WHITMAN
--------------------------------------------------------------------------------
PORTFOLIO MANAGER FOR THE MID-CAP VALUE EQUITY FUND

Chip Whitman is Senior Vice President with GE Asset Management responsible for managing the U.S. Mid-Cap Value portfolios. Chip joined GEAM after completing GE's Financial Management Program and has sixteen years investment experience. He holds an MS degree from the MIT Sloan School of Management, a BA in Mathematics from Hamilton College and is the holder of a Chartered Financial Analyst designation.

SUB-ADVISERS
--------------------------------------------------------------------------------
PALISADE CAPITAL MANAGEMENT, L.L.C.

SUB-ADVISER FOR THE SMALL-CAP VALUE EQUITY FUND
The GE Small-Cap Value Equity Fund is managed by Palisade's Senior Investment Committee which is composed of the following members: Jack Feiler, Martin L. Berman, Steven E. Berman, Richard Meisenberg, and Dennison Veru. Jack Feiler, Chief Investment Officer of Palisade, has day-to-day responsibility for managing the Fund and works with the Senior Investment Committee in developing and executing the Fund's investment program.

Jack has more than 30 years of investment experience and has served as the principal small-cap portfolio manager at Palisade since the commencement of Palisade's operations in April 1995. Prior to joining Palisade, Jack worked for Burnham & Co. as an Account Executive and was promoted to Senior Executive Vice President of Broad Street Investment Management in 1981. In 1990, he joined Smith Barney as Senior Vice President of Investments. Jack received his Bachelor's degree in 1964 from City College of New York and his Juris Doctor degree from Brooklyn Law School in 1967.

SSGA FUNDS MANAGEMENT, INC.

SUB-ADVISER FOR THE S&P 500 INDEX FUND
Effective May 1, 2001, SSgA Funds Management, Inc. ("SSgA") is the sub-adviser to the S&P 500 Index Fund. SSgA assumed this role from State Street Global Advisers, a division of State Street Bank and Trust Company, an affiliate of SSgA. The GE S&P 500 Index Fund is managed by a team of portfolio managers led by Karl A. Schneider. Since 1999, Karl has been a Principal and portfolio manager in the U.S. Structured Products Group of the State Street Bank and Trust Company. Prior to joining the U.S. Structured Products Group, Karl was a portfolio manager in the firm's Currency Risk Management Group. Karl holds B.S. degrees in Finance and Investments from Babson College.

--------------------------------------------------------------------------------


INVESTMENT ADVISER AND ADMINISTRATOR
GE Asset Management Incorporated

TRUSTEES
Michael J. Cosgrove
John R. Costantino
Alan M. Lewis
William J. Lucas
Robert P. Quinn

SECRETARY
Matthew J. Simpson

TREASURER
Michael J. Tansley

ASSISTANT TREASURERS
Michael M. D'Ambrosio
Scott D. Sawyer

DISTRIBUTOR
GE Investment Distributors, Inc
Member NASD and SIPC

COUNSEL
Sutherland, Asbill & Brennan, LLP


CUSTODIAN
State Street Bank & Trust Company

INDEPENDENT ACCOUNTANTS
PricewaterhouseCoopers LLP

OFFICERS OF THE INVESTMENT ADVISER
John H. Myers, PRESIDENT
Eugene K. Bolton, EVP, DOMESTIC EQUITIES
Michael J. Cosgrove, EVP, MUTUAL FUNDS
John J. Walker, EVP, CHIEF FINANCIAL OFFICER
Ralph R. Layman, EVP, INTERNATIONAL EQUITIES
Alan M. Lewis, EVP, GENERAL COUNSEL AND SECRETARY
Robert A. MacDougall, EVP, FIXED INCOME
Geoffrey R. Norman, EVP, MARKETING
Don W. Torey, EVP, ALTERNATIVE INVESTMENTS AND REAL ESTATE

                                   BLANK PAGE

INVESTMENT ADVISER
GE ASSET MANAGEMENT INCORPORATED
3003 SUMMER STREET
STAMFORD, CT  06905

DISTRIBUTOR
GE INVESTMENT DISTRIBUTORS, INC.
MEMBER NASD AND SIPC
777 LONG RIDGE ROAD
STAMFORD, CT  06927

WWW.GEASSETMANAGEMENT.COM


[GE LOGO OMITTED]

                  WE BRING GOOD THINGS TO LIFE.
--------------------

GEIN-2 (9/01)